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TABLE OF CONTENTS 2
PART C

As filed with the Securities and Exchange Commission on June 26, 2014

Registration No. 333-195748

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ PRE-EFFECTIVE AMENDMENT NO. 2
☐ POST-EFFECTIVE AMENDMENT NO.

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

245 Park Avenue, 44th Floor
New York, New York 10167
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 750-7300

Joshua M. Bloomstein
General Counsel
Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, New York 10167
(212) 750-7300
(Name and Address of Agent for Service)

Copies of information to:

Monica J. Shilling
Proskauer Rose LLP
2049 Century Park East, 32nd Floor
Los Angeles, CA 90067-3206
(310) 557-2900

Approximate Date of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

                     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

                     It is proposed that this filing will become effective (check appropriate box):

                     ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Stock, $0.001 par value per share(2)(3)

Preferred Stock, $0.001 par value per share(2)

Subscription Rights(2)

Warrants(4)

Debt Securities(5)

Units(6)

Total			$3,000,000,000(7)	$386,400(8)

(1)
Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time separately or as units in combination with other securities registered hereunder.

(3)
Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time separately or as units in combination with other securities registered hereunder, representing rights to purchase common stock, preferred stock or debt securities.

(5)
Subject to Note 7 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time separately or as units in combination with other securities registered hereunder. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $3,000,000,000.

(6)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of units. Each unit may consist of a combination of any one or more of the securities being registered hereunder and may also include securities issued by third parties, including the U.S. Treasury.

(7)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $3,000,000,000.

(8)
Previously paid.

                     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated June 26, 2014

PROSPECTUS

$3,000,000,000

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

              Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make preferred and/or common equity investments.

              We are externally managed by our investment adviser, Ares Capital Management LLC, a subsidiary of Ares Management, L.P., a publicly traded, leading global asset manager with approximately $77 billion of assets under management as of March 31, 2014. Ares Operations LLC, a subsidiary of Ares Management, L.P., provides certain administrative and other services necessary for us to operate.

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On June 24, 2014 the last reported sales price of our common stock on The NASDAQ Global Select Market was $17.10 per share. The net asset value per share of our common stock at March 31, 2014 (the last date prior to the date of this prospectus on which we determined net asset value) was $16.42.

              Investing in our securities involves risks that are described in the "Risk Factors" section beginning on page 22 of this prospectus, including the risk of leverage.

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the "securities." The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. This prospectus and the accompanying prospectus supplement concisely provide important information about us that you should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

              Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

              The date of this prospectus is                    , 2014.

              You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

i

 ABOUT THIS PROSPECTUS

              This prospectus is part of a registration statement that we have filed with the U.S. Securities and Exchange Commission (the "SEC"), using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings "Available Information" and "Risk Factors" before you make an investment decision.

ii

 PROSPECTUS SUMMARY

              This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus and the accompanying prospectus supplement. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and "our investment adviser" refer to Ares Capital Management LLC; "Ares Operations" and "our administrator" refer to Ares Operations LLC; and "Ares" and "Ares Management" refer to Ares Management, L.P. and its affiliated companies (other than portfolio companies of its affiliated funds).

 THE COMPANY

Overview

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $8.2 billion of total assets as of March 31, 2014.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global asset manager with approximately $77 billion of assets under management ("AUM")(1) as of March 31, 2014. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early-stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $400 million each, investments in project finance/power generation projects generally range between

(1)
AUM refers to the assets of the funds, alternative asset companies and other entities and accounts that are managed or co-managed by Ares (including funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital, and a registered investment adviser). It includes drawn and undrawn amounts, including certain amounts that are subject to regulatory leverage restrictions and/or borrowing base restrictions. AUM amounts are as of March 31, 2014 and are unaudited. Certain amounts are preliminary and remain subject to change, and differences may arise due to rounding.

$10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, Ivy Hill Asset Management, L.P. ("IHAM")), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 16 years and its senior partners have an average of over 26 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. The Company has access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2014, Ares had 304 investment professionals and 397 administrative professionals.

              We and General Electric Capital Corporation and GE Global Sponsor Finance LLC (collectively, "GE") also co-invest in first lien senior secured loans of middle-market companies through an unconsolidated vehicle, the Senior Secured Loan Fund LLC, which operates using the name "Senior Secured Loan Program" (the "SSLP"). As of March 31, 2014, the SSLP had available capital of $11.0 billion of which approximately $8.8 billion in aggregate principal amount was funded. As of March 31, 2014, we had agreed to make available to the SSLP approximately $2.3 billion, of which approximately $1.8 billion was funded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). As of March 31, 2014, our investment in the SSLP was approximately $1.8 billion at fair value (including unrealized appreciation of $27.2 million), which represented approximately 24% of our total portfolio at fair value. As of March 31, 2014, the SSLP had 46 underlying borrowers. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations— Portfolio and Investment Activity—Senior Secured Loan Program."

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the staff of the SEC (the "Staff") informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as "eligible portfolio companies" (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the SEC issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with our position.

              As of March 31, 2014, our portfolio company, IHAM, which became an SEC-registered investment adviser effective March 30, 2012, managed 13 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). As of March 31, 2014, IHAM had assets under management ("IHAM AUM")(2) of approximately $2.8 billion. As of March 31, 2014, Ares Capital had invested approximately $171 million (at amortized cost) in IHAM. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM once IHAM became an

(2)
IHAM AUM refers to the assets of the vehicles managed, sub-managed and sub-serviced by IHAM. It includes drawn and undrawn amounts, including amounts that are subject to certain restrictions. IHAM AUM amounts are as of March 31, 2014 and are unaudited. Certain amounts are preliminary and remain subject to change, and differences may arise due to rounding.

SEC-registered investment adviser. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of 76 U.S.-based investment professionals as of March 31, 2014 and led by the senior partners of the Ares Direct Lending Group: Michael Arougheti, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has 12 members, including the senior partners and U.S.-based partners of the Ares Direct Lending Group, senior partners in the Ares Private Equity Group and a senior partner in the Ares Tradable Credit Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies; specifically:

  •
  We believe that the disruption and volatility in the credit markets between 2008 and 2009 reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

  •
  We believe that there is a lack of bank market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              As of March 31, 2014, Ares had approximately $77 billion of total AUM in the related asset classes of non-syndicated first and second lien senior secured corporate and commercial real estate loans, syndicated corporate and commercial real estate loans, high yield bonds, corporate and commercial real estate mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for us. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Direct Lending Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible and have significant experience in structuring investments, including the types of investments and the terms associated with such investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Direct Lending Group works closely with Ares' other investment professionals. As of March 31, 2014, Ares oversaw a portfolio of investments in over 1,000 companies, 300 structured assets and approximately 275 properties across over 30 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 16 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 30 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by our investment adviser, Ares Capital Management, which is a subsidiary of Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our Amended and Restated Investment Advisory and Management Agreement with Ares Capital Management, referred to herein as our "investment advisory and management agreement," we have agreed to pay Ares Capital Management base management fees based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds) ("base management fees"), fees based on our net investment income ("income based fees") and fees based on our net capital gains ("capital gains incentive fees"). See "Management—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to an Amended and Restated Administration Agreement, referred to herein as our "administration agreement." See "Management—Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest on a concurrent basis with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further there is no assurance that this application for exemptive relief will be granted by the SEC.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. See "Business—Operating and Regulatory Structure" and "Regulation." In particular, BDC's must have at least 200% asset coverage calculated pursuant to the Investment Company Act in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities"), which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%.

              In addition, as a consequence of our being a regulated investment company ("RIC") for U.S. federal income tax purposes, as well as our status as a BDC, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as a RIC and not be subject to additional corporate-level income taxes. This requirement, in turn, generally prevents us from using earnings to support our operations including making new investments. See "Certain Material U.S. Federal Income Tax Considerations."

MARKET CONDITIONS

              From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global financial markets experienced stress, volatility, instability, illiquidity and disruption, and as a result, during this time the availability of capital and access to capital markets was limited. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility and there can be no assurances that adverse market conditions will not repeat themselves in the future. If they do, we could face difficulty raising new capital on attractive terms. Consequently, our operating strategy could be materially and adversely affected. As the global liquidity situation and market conditions evolve, we will continue to monitor and adjust our approach to funding accordingly. See "Risk Factors—Risks Relating to Our Business—The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations."

              In connection with the prior depressed market conditions of the general economy during the period between 2008 and 2009, the stocks of BDCs as an industry traded at near historic lows as a result of concerns over liquidity, credit quality, leverage restrictions and distribution requirements. In some cases, certain BDCs became "forced sellers" of assets, defaulted on their indebtedness, decreased their distributions to stockholders or announced share repurchase programs. Although we believe that we currently have sufficient capital to fund our investments and operations, if such adverse market conditions repeat themselves, we cannot assure you that the market pressures we may face in the future will not have a material adverse effect on our business, financial condition and results of operations.

ACQUISITION OPPORTUNITIES

              We believe the volatility in the credit markets over the past several years has increased the likelihood of further consolidation in our industry. To that end, we are evaluating (and expect to continue to evaluate in the future) a number of potential strategic acquisition opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  contracts to manage CLO vehicles and other investment vehicles;

  •
  other private and public finance companies and asset managers; and

  •
  selected secondary market assets.

              We have been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies and asset managers. Some of these transactions could be material to our business and, if consummated, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, none of these discussions has progressed to the point at which the consummation of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Consummation of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors, any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be consummated. In connection with evaluating potential strategic acquisition and investment transactions, we have, and may in the future, incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

LIQUIDITY

              As of March 31, 2014, we had approximately $3.1 billion in aggregate principal amount of total outstanding indebtedness, approximately $3.0 billion aggregate principal amount of which was unsecured indebtedness of Ares Capital and approximately $0.1 billion of which was secured indebtedness of our consolidated subsidiaries.

              For more information on the Company's debt, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

RECENT DEVELOPMENTS

              In May 2014, we and Ares Capital CP Funding LLC ("Ares Capital CP") entered into an amendment to the revolving funding facility of Ares Capital CP (the "Revolving Funding Facility"). The amendment, among other things, (1) extended the reinvestment period from April 18, 2015 to May 14, 2017, (2) extended the stated maturity date from April 18, 2017 to May 14, 2019 and (3) reduced the range of commitment fees paid depending on the size of the unused portion of the Revolving Funding Facility from between 0.50% and 1.75% per annum to 0.50% and 1.50% per annum. Commitments under the amended Revolving Funding Facility were reduced from the pre-amendment commitments of $620 million to $540 million.

              In May 2014, we increased total commitments under our revolving credit facility (the "Revolving Credit Facility") by $80 million from $1,170 million to $1,250 million.

              From April 1, 2014 through April 30, 2014, we made new investment commitments of $303 million, of which $223 million were funded. Of these new commitments, 71% were in first lien senior secured loans, 18% were in second lien senior secured loans, 10% were investments in subordinated certificates of the SSLP to make co-investments with GE in first lien senior secured loans through the SSLP and 1% were in other equity securities. Of the $303 million of new investment commitments, 90% were floating rate, 9% were fixed rate and 1% were non-interest bearing. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 8.6%. We may seek to syndicate a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

              From April 1, 2014 through April 30, 2014, we exited $401 million of investment commitments. Of these investment commitments, 48% were first lien senior secured loans, 47% were second lien senior secured loans, 3% were investments in subordinated certificates of the SSLP, 1% were senior subordinated loans and 1% were other equity securities. Of the $401 million of exited investment commitments, 98% were floating rate, 1% were fixed rate and 1% were non-interest bearing. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 8.8%. On the $401 million of investment commitments exited from April 1, 2014 through April 30, 2014, we recognized total net realized gains of approximately $3 million.

              In addition, as of April 30, 2014, we had an investment backlog and pipeline of approximately $235 million and $475 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may syndicate a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will syndicate any portion of these investments.

RISK FACTORS

              Investing in Ares Capital involves risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see "Risk Factors" beginning on page 22 for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our securities.

  •
  The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

  •
  Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

  •
  Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

  •
  Our ability to grow depends on our ability to raise capital.

  •
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility and a failure to maintain our status as a RIC may subject us to additional corporate-level income taxes.

  •
  We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

  •
  We borrow money, which magnifies the potential for gain or loss on amounts invested, subjects us to certain covenants with which we must comply and may increase the risk of investing with us.

  •
  We operate in a highly competitive market for investment opportunities.

  •
  We are exposed to risks associated with changes in interest rates.

  •
  Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable. Additionally, to the extent that we need liquidity and need to sell assets, the lack of liquidity in our investments may adversely affect our business.

  •
  Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

  •
  There are significant potential conflicts of interest that could impact our investment returns.

  •
  Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  Our investments, which are primarily in middle-market companies, may be risky and we could lose all or part of our investment.

  •
  Our portfolio companies may be highly leveraged.

  •
  Our credit ratings may not reflect all risks of an investment in our securities.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

 OFFERINGS

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus."

              Pursuant to approval granted at our 2014 annual stockholders meeting, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires the earlier of June 2, 2015 and the date of our 2015 annual stockholders meeting.

              We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

              Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include, among other things, (a) investing in portfolio companies in accordance with our investment objective and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds."
Distributions

We currently intend to pay dividends or make other distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also pay additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors. For more information, see "Price Range of Common Stock and Distributions."

Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on any income and gain that we distribute to our stockholders as dividends on a timely basis. Among other things, in order to maintain our RIC status, we must meet specified source of income and asset diversification requirements and distribute annually generally an amount equal to at least 90% of our investment company taxable income, out of assets legally available for distribution. See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC" and "Price Range of Common Stock and Distributions."

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a cash dividend, then stockholders' dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash. Stockholders whose cash dividends are reinvested in additional shares of our common stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market symbol	"ARCC"
Anti-takeover provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Capital Stock."

Leverage

We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

Management arrangements

Ares Capital Management serves as our investment adviser. Ares Operations serves as our administrator. For a description of Ares Capital Management, Ares Operations, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."

Available information

We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this prospectus. Such information is also available from the EDGAR database on the SEC's website at www.sec.gov.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this table contains a reference to our fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	—	(4)

Annual expenses (as a percentage of consolidated net assets attributable to common stock)(5):
Base management fees	2.50%	(6)
Income based fees and capital gains incentive fees	2.36%	(7)
Interest payments on borrowed funds	4.34%	(8)
Other expenses	1.29%	(9)
Acquired fund fees and expenses	0.01%	(10)

Total annual expenses	10.50%	(11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
The "consolidated net assets attributable to common stock" used to calculate the percentages in this table is our average net assets of $4.9 billion for the three months ended March 31, 2014.

(6)
Our base management fee is currently 1.5% of our total assets (other than cash and cash equivalents, which includes assets purchased with borrowed amounts). Our base management fee has been estimated by multiplying our average total assets (assuming we maintain no cash or cash equivalents) for the three months ended March 31, 2014 by 1.5%. The 2.50% reflected on the table is higher than 1.5% because it is calculated on our average net assets (rather than our average total assets) for the same period. See "Management—Investment Advisory and Management Agreement."

(7)
This item represents our investment adviser's income based fees and capital gains incentive fees estimated by annualizing income based fees for the three months ended March 31, 2014 and any expense accrual in accordance with U.S. generally accepted accounting principles ("GAAP") of capital gains incentive fees for the three months ended March 31, 2014, even though no capital gains incentive fee was actually payable under the investment advisory and management agreement as of March 31, 2014.

GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Company Act or the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement (the "Capital Gains Fee") plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future or that the amount accrued for will ultimately be paid.

For purposes of this table, we have assumed that these fees will be payable (in the case of the capital gains incentive fee) and that they will remain constant, although they are based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals. We expect to invest or otherwise utilize all of the net proceeds from securities registered under the registration statement of which this prospectus is a part pursuant to a particular prospectus supplement within three months of the date of the offering pursuant to such prospectus supplement and may have capital gains and interest income that could result in the payment of these fees to our investment adviser in the first year after completion of offerings pursuant to this prospectus. Since our initial public offering through March 31, 2014, the average quarterly incentive fee accrued (including capital gains incentive fees accrued under GAAP even though they may not be payable) has been approximately 0.76% of our weighted average net assets (3.05% on an annualized basis). For more detailed information on the calculation of our income based fees and capital gains incentive fees, please see below. For more detailed information about income based fees and capital gains incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the year ended December 31, 2013 and the three months ended March 31, 2014.

Income based fees are payable quarterly in arrears in an amount equal to 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 1.75% quarterly (7.0% annualized) hurdle rate and a "catch- up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no income based fees until our net investment income equals the hurdle rate of 1.75% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The Capital Gains Fee is payable annually in arrears in an amount equal to 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Capital Gains Fees.

We will defer cash payment of any income based fees and the Capital Gains Fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period.

These calculations will be adjusted for any share issuances or repurchases.

See "Management—Investment Advisory and Management Agreement."

(8)
"Interest payments on borrowed funds" represents our interest expenses estimated by annualizing our actual interest and credit facility expenses incurred for the three months ended March 31, 2014. During the three months ended March 31, 2014, our average outstanding borrowings were approximately $3.0 billion and cash paid for interest expense was $45.2 million. We had outstanding borrowings of approximately $3.1 billion (with a carrying value of approximately $3.1 billion) as of March 31, 2014. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The amount of leverage that we employ at any particular time will depend on, among other things, our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us."

(9)
Includes our overhead expenses, including payments under our administration agreement, based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, and income taxes. Such expenses are estimated by annualizing "Other expenses" for the three months ended March 31, 2014. The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses. See "Management—Administration Agreement."

(10)
The Company's stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act ("Acquired Funds") in which the Company invests. This amount includes the estimated annual fees and expenses of Acquired Funds in which the Company is invested as of March 31, 2014. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses estimates are based on historic fees and expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and expenses are estimates based on expected fees and expenses stated in the Acquired Funds' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these Acquired Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Acquired Funds, which may fluctuate over time.

(11)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. Income based fees and the Capital Gains Fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown below, are not included in the example, except as specifically set forth below. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the capital gains incentive fee)(1)	$83	$242	$390	$719
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the capital gains incentive fee)(2)	$93	$270	$433	$790

(1)
Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the investment advisory and management agreement and therefore subject to the capital gains incentive fee.

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger income based fees or the Capital Gains Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

 SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

              The following selected financial and other data as of and for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected financial and other data for the three months ended March 31, 2014 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus or the accompanying prospectus supplement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Three Months Ended March 31, 2014 and
As of and For the Years Ended December 31, 2013, 2012, 2011, 2010 and 2009
(dollar amounts in millions, except per share data and as otherwise indicated)

	As of and For the Three Months Ended March 31, 2014	As of and For the Year Ended December 31, 2013	As of and For the Year Ended December 31, 2012	As of and For the Year Ended December 31, 2011	As of and For the Year Ended December 31, 2010	As of and For the Year Ended December 31, 2009
Total Investment Income	239.7	$881.7	$748.0	$634.5	$483.4	$245.3
Total Expenses	122.0	437.2	387.9	344.6	262.2	111.3

Net Investment Income Before Income Taxes	117.7	444.5	360.1	289.9	221.2	134.0
Income Tax Expense, Including Excise Tax	5.4	14.1	11.2	7.5	5.4	0.6

Net Investment Income	112.3	430.4	348.9	282.4	215.8	133.4

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies, Extinguishment of Debt and Other Assets	4.7	58.1	159.3	37.1	280.1	69.3
Gain on the Allied Acquisition	—	—	—	—	195.9	—

Net Increase in Stockholders' Equity Resulting from Operations	$117.0	$488.5	$508.2	$319.5	$691.8	$202.7

Per Share Data:
Net Increase in Stockholder's Equity Resulting from Operations:
Basic	$0.39	$1.83	$2.21	$1.56	$3.91	$1.99
Diluted	$0.39	$1.83	$2.21	$1.56	$3.91	$1.99
Cash Dividends Declared and Payable	$0.43 (1)	$1.57 (2)	$1.60 (3)	$1.41	$1.40	$1.47
Net Asset Value	$16.42	$16.46	$16.04	$15.34	$14.92	$11.44
Total Assets	$8,199.5	$8,141.5	$6,401.2	$5,387.4	$4,562.5	$2,313.5
Total Debt (Carrying Value)	$3,058.7	$2,986.3	$2,195.9	$2,073.6	$1,378.5	$969.5
Total Debt (Principal Amount)	$3,143.3	$3,078.8	$2,293.8	$2,170.5	$1,435.1	$969.5
Total Stockholders' Equity	$4,898.6	$4,904.4	$3,988.3	$3,147.3	$3,050.5	$1,257.9
Other Data:
Number of Portfolio Companies at Period End(4)	195	193	152	141	170	95
Principal Amount of Investments Purchased	$826.2	$3,493.2	$3,161.6	$3,239.0	$1,583.9	$575.0
Principal Amount of Investments Acquired as part of the Allied Acquisition	$—	$—	$—	$—	$1,833.8	$—
Principal Amount of Investments Sold and Repayments	$657.2	$1,801.4	$2,482.9	$2,468.2	$1,555.9	$515.2
Weighted Average Yield of Debt and Other Income Producing Securities at Fair Value(5):	10.2%	10.4%	11.3%	12.0%	12.9%	12.7%
Weighted Average Yield of Debt and Other Income Producing Securities at Amortized Cost(5):	10.2%	10.4%	11.4%	12.1%	13.2%	12.1%
Total Return Based on Market Value(6)	1.6%	10.5%	23.6%	2.3%	43.6%	119.9%
Total Return Based on Net Asset Value(7)	2.4%	11.4%	14.3%	10.5%	31.6%	17.8%

(1)
Includes an additional dividend of $0.05 per share.

(2)
Includes an additional dividend of $0.05 per share.

(3)
Includes additional dividends of $0.10 per share.

(4)
Includes commitments to portfolio companies for which funding had yet to occur.

(5)
Weighted average yield of debt and other income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total accruing debt and income producing securities at fair value. Weighted average yield of debt and other income producing securities at amortized cost is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total accruing debt and income producing securities at amortized cost.

(6)
Total return based on market value for the three months ended March 31, 2014 equaled the decrease of the ending market value at March 31, 2014 of $17.62 per share from the ending market value at December 31, 2013 of $17.77 per share plus the dividends declared and payable of $0.43 per share for the three months ended March 31, 2014, divided by the market value at December 31, 2013. Total return based on market value for the year ended December 31, 2013 equaled the increase of the ending market value at December 31, 2013 of $17.77 per share from the ending market value at December 31, 2012 of $17.50 per share plus the dividends declared and payable of $1.57 per share for the year ended December 31, 2013, divided by the market value at December 31, 2012. Total return based on market value for the year ended December 31, 2012 equaled the increase of the ending market value at December 31, 2012 of $17.50 per share from the ending market value at December 31, 2011 of $15.45 per share plus the dividends declared and payable of $1.60 per share for the year ended December 31, 2012, divided by the market value at December 31, 2011. Total return based on market value for the year ended December 31, 2011 equaled the decrease of the ending market value at December 30, 2011 of $15.45 per share from the ending market value at December 31, 2010 of $16.48 per share plus the dividends declared and payable of $1.41 per share for the year ended December 31, 2011, divided by the market value at December 31, 2010. Total return based on market value for the year ended December 31, 2010 equaled the increase of the ending market value at December 31, 2010 of $16.48 per share over the ending market value at December 31, 2009 of $12.45 per share plus the dividends declared and payable of $1.40 per share for the year ended December 31, 2010, divided by the market value at December 31, 2009. Total return based on market value for the year ended December 31, 2009 equaled the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the dividends declared and payable of $1.47 per share for the year ended December 31, 2009, divided by the market value at December 31, 2008. Total return based on market value is not annualized. Our shares fluctuate in value. Our performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(7)
Total return based on net asset value for the three months ended March 31, 2014 equaled the change in net asset value during the period plus the dividends declared and payable of $0.43 per share for the three months ended March 31, 2014, divided by the beginning net asset value for the period. Total return based on net asset value for the year ended December 31, 2013 equaled the change in net asset value during the period plus the dividends declared and payable of $1.57 per share for the year ended December 31, 2013, divided by the beginning net asset value for the period. Total return based on net asset value for the year ended December 31, 2012 equaled the change in net asset value during the period (adjusted for share issuances) plus the dividends declared and payable of $1.60 per share for the year ended December 31, 2012, divided by the beginning net asset value for the period. Total return based on net asset value for the year ended December 31, 2011 equaled the change in net asset value during the period (adjusted for share issuances) plus the dividends declared and payable of $1.41 per share for the year ended December 31, 2011, divided by the beginning net asset value for the period. Total return based on net asset value for the year ended December 31, 2010 equaled the change in net asset value during the period (adjusted for share issuances) plus the dividends declared and payable of $1.40 per share for the year ended December 31, 2010, divided by the beginning net asset value for the period. Total return based on net asset value for the year ended December 31, 2009 equaled the change in net asset value during the period (adjusted for share issuances) plus the dividends declared and payable of $1.47 per share for the year ended December 31, 2009, divided by the beginning net asset value for the period. Total return based on net asset value is not annualized. Our performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

 SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

	2014
	Q4	Q3	Q2	Q1
Total investment income	—	—	—	$239,719
Net investment income before net realized and unrealized gains and incentive compensation	—	—	—	$141,589
Incentive compensation	—	—	—	$29,253
Net investment income before net realized and unrealized gains	—	—	—	$112,336
Net realized and unrealized gains	—	—	—	$4,656
Net increase in stockholders' equity resulting from operations	—	—	—	$116,992
Basic and diluted earnings per common share	—	—	—	$0.39
Net asset value per share as of the end of the quarter	—	—	—	$16.42

	2013
	Q4	Q3	Q2	Q1
Total investment income	$233,742	$246,801	$206,123	$195,055
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$145,003	$161,421	$126,951	$119,182
Incentive compensation	$33,493	$35,199	$33,374	$20,085
Net investment income before net realized and unrealized gains (losses)	$111,510	$126,222	$93,577	$99,097
Net realized and unrealized gains (losses)	$22,374	$14,575	$39,921	$(18,755)
Net increase in stockholders' equity resulting from operations	$133,884	$140,797	$133,498	$80,342
Basic and diluted earnings per common share	$0.47	$0.52	$0.50	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.35	$16.21	$15.98

	2012
	Q4	Q3	Q2	Q1
Total investment income	$212,160	$190,572	$177,555	$167,738
Net investment income before net realized and unrealized gains and incentive compensation	$138,249	$123,599	$110,634	$103,424
Incentive compensation	$43,787	$34,139	$22,733	$26,386
Net investment income before net realized and unrealized gains	$94,462	$89,460	$87,901	$77,038
Net realized and unrealized gains	$80,682	$47,095	$3,031	$28,509
Net increase in stockholders' equity resulting from operations	$175,144	$136,555	$90,932	$105,547
Basic and diluted earnings per common share	$0.71	$0.59	$0.41	$0.49
Net asset value per share as of the end of the quarter	$16.04	$15.74	$15.51	$15.47

RISK FACTORS

              You should carefully consider the risk factors described below, together with all of the other information included in this prospectus and the accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

              From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future.

              Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. We generally seek approval from our stockholders so that we have the flexibility to issue up to 25% of our then outstanding shares of our common stock at a price below net asset value. Pursuant to approval granted at our 2014 annual stockholders meeting, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires the earlier of June 2, 2015 and the date of our 2015 annual stockholders meeting.

              At times, volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience.

              If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

              Due to federal budget deficit concerns, S&P downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's and Fitch have warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government's credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

              In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

              On December 18, 2013, the Federal Reserve announced that it would scale back its bond-buying program, or quantitative easing, which is designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities until key economic indicators, such as the unemployment rate, show signs of improvement. The Federal Reserve signaled it would reduce its purchases of long-term Treasury bonds and would scale back on its purchases of mortgage-backed securities. It is unclear what effect, if any, the incremental reduction in the rate of the Federal Reserve's monthly purchases will have on the value of our investments. However, it is possible that absent continued quantitative easing by the Federal Reserve, these developments, along with the United States government's federal debt ceiling issues and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

              If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

              We depend on the diligence, skill and network of business contacts of certain key personnel of the Ares Direct Lending Group. We also depend, to a significant extent, on access to the investment professionals of other groups within Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success depends on the continued service of the key personnel of the Ares Direct Lending Group. The departure of any of these individuals, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow. Further, there can be no assurance that Ares Capital will replicate Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Ares managed funds.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our investment adviser's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser's investment committee have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that we will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

              In addition, as we grow, we may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

Our ability to grow depends on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments in excess of our repayments, and, beginning in 2016, we may also need to access the capital markets to refinance existing debt obligations to the extent such maturing obligations are not repaid with cash flows from operations. We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations or repay maturing debt. We must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs or limit our access to the capital markets, or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

              In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as "senior securities," such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to maintain our current Facilities, obtain other lines of credit or issue senior securities at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after each such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. In addition, our inability to satisfy this test could cause an event of default under our existing indebtedness. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of March 31, 2014, our asset coverage calculated in accordance with the Investment Company Act was 260%. Also, to generate cash for funding new investments, we may in the future seek to issue additional debt or to securitize certain of our loans. The Investment Company Act may impose restrictions on the structure of any such securitization.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              Pursuant to approval granted at our 2014 annual stockholders meeting, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires the earlier of June 2, 2015 and the date of our 2015 annual stockholders meeting.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under the Facilities (as defined below) and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our common stock to increase more sharply than it would have had we not incurred leverage.

              Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

              As of March 31, 2014, we had approximately $100.0 million of outstanding borrowings under the Facilities, approximately $1,537.5 million in aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) and approximately $1,505.8 million in aggregate principal amount outstanding of the Unsecured Notes (as defined below). In order for us to cover our annual interest payments on our outstanding indebtedness at March 31, 2014, we must achieve annual returns on our March 31, 2014 total assets of at least 2.1%. The weighted average stated interest rate charged on our principal amount of outstanding indebtedness as of March 31, 2014 was 5.4%. We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or issue additional debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so). For more information on the Company's indebtedness, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources." Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

              The Facilities, the Convertible Unsecured Notes and the Unsecured Notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew the Facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition and results of operations.

              The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the weighted average stated interest rate of 5.4% as of March 31, 2014, together with (a) our total value of net assets as of March 31, 2014; (b) approximately

$3,143.3 million in aggregate principal amount of indebtedness outstanding as of March 31, 2014 and (c) hypothetical annual returns on our portfolio of minus 15% to plus 15%.

Assumed Return on Portfolio (Net of Expenses)(1)	-15%	-10%	-5%	0%	5%	10%	15%
Corresponding Return to Common Stockholders(2)	-28.57%	-20.20%	-11.83%	-3.47%	4.90%	13.27%	21.64%

(1)
The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of March 31, 2014. As a result, it has not been updated to take into account any changes in assets or leverage since March 31, 2014.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at March 31, 2014 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 5.4% by the approximately $3,143.3 million of principal debt outstanding) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of March 31, 2014 to determine the "Corresponding Return to Common Stockholders."

In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the Convertible Unsecured Notes and the Unsecured Notes contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the Convertible Unsecured Notes and the Unsecured Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

              The agreements governing the Facilities, the Convertible Unsecured Notes and the Unsecured Notes require us to comply with certain financial and operational covenants. These covenants may include, among other things:

  •
  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

  •
  restrictions on our ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

              As of the date of this prospectus, we are in compliance in all material respects with the covenants of the Facilities, the Convertible Unsecured Notes and the Unsecured Notes. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders' equity.

              Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Facilities, the Convertible Unsecured Notes and the Unsecured Notes. Failure to comply with these covenants could result in a default under the Facilities, the Convertible Unsecured Notes or the Unsecured Notes that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code (as defined below) imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

              We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC.

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on our income and net capital gains that we distribute to our stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To maintain our status as a RIC, we must meet certain source of income, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

              To satisfy the Annual Distribution Requirement (as defined below) applicable to RICs, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. We have the ability to pay a large portion of our dividends in shares of our stock, and as long as a portion of such dividend is paid in cash and other requirements are met, such stock dividends will be taxable as a dividend for U.S. federal income tax purposes. This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and may result in our non-U.S. stockholders being subject to withholding tax in respect of amounts distributed in our stock. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our status as a RIC and, thus, may be subject to corporate-level income tax on all of our income and/or gains.

              To maintain our status as a RIC, in addition to the Annual Distribution Requirement, we must also meet certain annual source of income requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we have qualified or will continue to qualify as a RIC. If we fail to maintain our status as a RIC for any reason and become subject to regular "C" corporation income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and on any investment in us. The "Regulated Investment Company Modernization Act of 2010," which is effective for 2011 and later tax years, provides some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the source of income or asset diversification requirements.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

              For U.S. federal income tax purposes, we generally are required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise, for example, if we receive warrants in connection with the making of a loan, or payment-in-kind ("PIK") interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Such original issue discount or PIK interest is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions or cancellation of indebtedness income resulting from a restructuring of an investment in debt securities.

              Since, in certain cases, we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. Such a failure would have a material adverse effect on us and on any investment in us. See "Certain Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We are exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and rate of return on invested capital. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future. In addition, we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our common stock. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). The valuation process is conducted at the end of each fiscal quarter, with a minimum of 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, we may use these independent valuation firms to review the value of our investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our net asset value per share could be adversely affected if our determinations regarding the fair value of these investments are materially higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

              As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

              Our investment portfolio includes investments that may be significant individually or in the aggregate. If a significant investment in one or more companies fails to perform as expected, such a failure could have a material adverse effect on our financial condition and results of operations, and the magnitude of such effect could be more significant than if we had further diversified our portfolio.

              Our investment portfolio includes our investment in the SSLP, which as of March 31, 2014, represented approximately 24% of our total portfolio at fair value. In addition, for the three months ended March 31, 2014, approximately 33% of our total investment income was earned from our investment in the SSLP. The income earned from the SSLP is derived from the interest and fee income earned by the SSLP from its investments in first lien senior secured loans of middle market companies. We provide capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates"), which had a 14.3% yield at fair value as of March 31, 2014 and are junior in right of payment to the senior notes held by GE in the SSLP. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program." Our return on and repayment of our investment in the SSLP Certificates depends on the performance of the loans in the SSLP's portfolio in the aggregate. Accordingly, any material degradation in the performance of the loans in the SSLP's portfolio in the aggregate would have a negative effect on the yield on our SSLP Certificates and could ultimately result in the loss of some or all of our investment in the SSLP Certificates.

There are significant potential conflicts of interest that could impact our investment returns.

              Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Certain members of our investment adviser's investment committee have significant responsibilities for other Ares funds. For example, Mr. Rosenthal is required to devote a substantial majority of his business time to the affairs of the Ares Private Equity Group. Similarly, although the professional staff of our investment adviser will devote as much time to the management of the Company as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among the Company, on the one hand, and investment vehicles managed by Ares or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to the business of the Company but will instead be allocated between the business of the Company and the management of these other investment vehicles. However, Ares believes that the efforts of such individuals are synergistic with and beneficial to the affairs of Ares Capital and these other investment vehicles managed by Ares or its affiliates.

              In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Ares Capital. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares. In addition, there may be conflicts in the allocation of investment opportunities among us and the funds managed by investment managers affiliated with Ares or one or more of our controlled affiliates or among the funds they manage.

              We have from time to time sold assets to IHAM and certain of the vehicles managed by IHAM and, as part of our investment strategy, we may offer to sell additional assets to vehicles managed by one or more of our controlled affiliates (including IHAM) or we may purchase assets from vehicles managed by one or more of our controlled affiliates. In addition, vehicles managed by one or more of our controlled affiliates (including IHAM) may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there may be an inherent conflict of interest in such transactions between us and funds managed by one of our controlled affiliates.

              We pay management and incentive fees to our investment adviser, and reimburse our investment adviser for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve if distributions were made on a gross basis.

              Our investment adviser's base management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and, consequently, our investment adviser may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness or to make future investments.

              The income based fees payable by us to our investment adviser that relate to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of such fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it received that were based on accrued interest that we never actually receive.

              Our investment advisory and management agreement renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company as defined in Section 2(a)(19) of the Investment Company Act. However, both we and our investment adviser have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

              We are party to an administration agreement with our administrator, Ares Operations, a subsidiary of Ares Management, pursuant to which our administrator furnishes us with administrative services and we pay our administrator at cost our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary and treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, our administrator provides IHAM with administrative services and IHAM reimburses our administrator for all of the actual costs associated with such services, including its allocable portion of our administrator's overhead and the cost of our administrator's officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with our investment adviser, pursuant to which our investment adviser provided similar services.

              As a result of the arrangements described above, there may be times when the management team of Ares (including those members of management focused primarily on managing Ares Capital) has interests that differ from those of yours, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of dispositions of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of the Company and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

              Our business is dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

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  sudden electrical or telecommunications outages;

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  natural disasters such as earthquakes, tornadoes and hurricanes;

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  disease pandemics;

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  events arising from local or larger scale political or social matters, including terrorist acts; and

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  cyber-attacks.

              These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, such as the Dodd-Frank Act, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have had extended implementation periods and delayed effective dates and have required extensive rulemaking by regulatory authorities. While many of the rules required to be written have been promulgated, some have not yet been implemented. Although the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including the rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Relating to Our Investments—Our investment adviser's fee structure may induce it to make certain investments, including speculative investments."

We may be obligated to pay our investment adviser certain fees even if we incur a loss.

              Our investment adviser is entitled to income based fees for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for income based fee purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that we may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser income based fees for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any income based fee and the Capital Gains Fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any such deferred fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

              If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of income based fees will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of income based fees it received that was based on accrued income that we never receive as a result of a default on the obligation that resulted in the accrual of such income.

RISKS RELATING TO OUR INVESTMENTS

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

              As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse effect on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic downturns or recessions (including the economic downturn that occurred from 2008 through 2009) and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. We experienced to some extent such effects as a result of the economic downturn that occurred from 2008 through 2009 and may experience such effects again in any future downturn or recession.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Investments in privately held middle-market companies involve significant risks.

              We primarily invest in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

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  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on our portfolio company and, in turn, on us;

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  there is generally little public information about these companies. These companies and their financial information are not subject to the Exchange Act (as defined below) and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

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  they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in our portfolio companies;

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  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

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  they may have difficulty accessing the capital markets to meet future capital needs.

Our debt investments may be risky and we could lose all or part of our investment.

              The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services), which under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. While the debt we invest in is often secured, such security does not guarantee that we will receive principal and interest payments according to the terms of the loan, or that the value of any collateral will be sufficient to allow us to recover all or a portion of the outstanding amount of the loan should we be forced to enforce our remedies.

              We also may invest in assets other than first and second lien and mezzanine debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

              There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

              Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

              We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay base management fees, income based fees and the Capital Gains Fee to Ares Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the base management fees, income based fees and the Capital Gains Fee due to Ares Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

              The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing "first out" and "last out" structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

              When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

              Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investment adviser's fee structure may induce it to make certain investments, including speculative investments.

              The fees payable by us to Ares Capital Management may create an incentive for Ares Capital Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which income based fees payable to our investment adviser are determined, which are calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock and the holders of securities convertible into our common stock. In addition, our investment adviser will receive the Capital Gains Fee based, in part, upon net capital gains realized on our investments. Unlike income based fees, there is no hurdle rate applicable to the Capital Gains Fee. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

              The income based fees will be computed and paid on income that has been accrued but not yet received in cash, including as a result of investments with a deferred interest feature such as debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of certain fees will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the fees it received that were based on such accrued interest that we never actually receive.

              Because of the structure of the income based fees, it is possible that we may have to pay income based fees in a quarter during which we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income based fees even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses. In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive income based fees.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

              Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may expose ourselves to risks if we engage in hedging transactions.

              We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

              Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risk Relating to Our Business—We are exposed to risks associated with changes in interest rates."

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans and mezzanine debt.

              We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS

Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

              Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of our common stock will trade at, above, or below net asset value. In the recent past, including during much of 2009, the stocks of BDCs as an industry, including at times shares of our common stock, traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. Pursuant to approval granted at our 2014 annual stockholders meeting, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires the earlier of June 2, 2015 and the date of our 2015 annual stockholders meeting.

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

              In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Certain of the Facilities may also limit our ability to declare dividends if we default under certain provisions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Price Range of Common Stock and Distributions."

              The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

              The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act (the "Business Combination Act"), subject to any applicable requirements of the Investment Company Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board or disinterested directors do not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and may increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the "Control Share Acquisition Act") acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, subject to any applicable requirements of the Investment Company Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and may increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors into three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock into one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in your best interest.

Investing in our common stock may involve an above average degree of risk.

              The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The capital and credit markets have experienced periods of extreme volatility and disruption over the past several years. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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  price and volume fluctuations in the overall stock market from time to time;

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  exclusion of our common stock from certain indices, such as the Russell 1000 Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

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  changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

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  loss of our RIC status;

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  changes in our earnings or variations in our operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of Ares Capital Management's key personnel;

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  operating performance of companies comparable to us;

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  short-selling pressure with respect to shares of our common stock or BDCs generally;

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  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Unsecured Notes;

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  uncertainty surrounding the strength of the U.S. economic recovery;

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  concerns regarding European sovereign debt;

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  general economic trends and other external factors; and

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  loss of a major funding source.

              In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

              The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the Investment Company Act, preferred stock constitutes a "senior security" for purposes of the 200% asset coverage test.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

              At our 2014 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, in an amount not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period that began on June 2, 2014 and expires on the earlier of June 2, 2015 and the date of our 2015 annual stockholders meeting.

              In addition, at our 2009 annual stockholders meeting, our stockholders approved a proposal authorizing us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of our then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of our common stock). The authorization granted to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration.

              Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders' best interests.

              If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

              In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

              Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

              In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

              In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock" and "Sales of Common Stock Below Net Asset Value."

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

              We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of our common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

              All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Unsecured Notes.

              The February 2016 Convertible Notes (as defined below) are convertible into shares of our common stock beginning August 15, 2015 or, under certain circumstances, earlier. The June 2016 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on December 15, 2015 or, under certain circumstances, earlier. The 2017 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on September 15, 2016 or, under certain circumstances, earlier. The 2018 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on July 15, 2017 or, under certain circumstances, earlier. The 2019 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on July 15, 2018 or, under certain circumstances, earlier. Upon conversion of the Convertible Unsecured Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. As of March 31, 2014, the conversion price of the February 2016 Convertible Notes was effectively $18.62 per share of common stock, the conversion price of the June 2016 Convertible Notes was effectively $18.53 per share, the conversion price of the 2017 Convertible Notes was effectively $19.05 per share, the conversion price of the 2018 Convertible Notes was effectively $19.70 per share and the conversion price of the 2019 Convertible Notes was effectively $20.05 per share, in each case taking into account certain de minimis adjustments that will be made on the conversion date and subject to further adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Unsecured Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

              In order to satisfy the Annual Distribution Requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the shares received as part of the dividend on the date a stockholder received it in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our Convertible Unsecured Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The trading market or market value of our publicly issued debt securities may fluctuate.

              Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

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  the time remaining to the maturity of these debt securities;

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  the outstanding principal amount of debt securities with terms identical to these debt securities;

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  the ratings assigned by national statistical ratings agencies;

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  the general economic environment;

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  the supply of debt securities trading in the secondary market, if any;

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  the redemption or repayment features, if any, of these debt securities;

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  the level, direction and volatility of market interest rates generally; and

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  market rates of interest higher or lower than rates borne by the debt securities.

              You should also be aware that there may be a limited number of buyers if and when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

              If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

              Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

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  our, or our portfolio companies', future business, operations, operating results or prospects;

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  the return or impact of current and future investments;

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  the impact of a protracted decline in the liquidity of credit markets on our business;

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  the impact of fluctuations in interest rates on our business;

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  the impact of changes in laws or regulations (including the interpretation thereof) governing our operations or the operations of our portfolio companies or the operations of our competitors;

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  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

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  our ability to recover unrealized losses;

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  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

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  our contractual arrangements and relationships with third parties;

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  the general economy and its impact on the industries in which we invest;

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  uncertainty surrounding the financial stability of the U.S. and the EU;

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  Middle East turmoil and the potential for rising energy prices and its impact on the industries in which we invest;

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  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

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  our expected financings and investments;

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  our ability to successfully complete and integrate any acquisitions;

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  the adequacy of our cash resources and working capital;

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  the timing, form and amount of any dividend distributions;

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  the timing of cash flows, if any, from the operations of our portfolio companies; and

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  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and the other information included in this prospectus.

              We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 USE OF PROCEEDS

              Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective. We also expect to use the net proceeds of an offering to repay or repurchase outstanding indebtedness, which may include indebtedness (approximately $3.0 billion aggregate principal amount outstanding as of April 30, 2014) under (a) the Revolving Credit Facility (no amounts outstanding as of April 30, 2014), (b) the Revolving Funding Facility (no amounts outstanding as of April 30, 2014), (c) the SMBC Funding Facility (as defined below) (no amounts outstanding as of April 30, 2014), (d) the February 2016 Convertible Notes (approximately $575.0 million aggregate principal amount outstanding as of April 30, 2014), (e) the June 2016 Convertible Notes (approximately $230.0 million aggregate principal amount outstanding as of April 30, 2014), (f) the 2017 Convertible Notes (approximately $162.5 million aggregate principal amount outstanding as of April 30, 2014), (g) the 2018 Convertible Notes (approximately $270.0 million aggregate principal amount outstanding as of April 30, 2014), (h) the 2019 Convertible Notes (approximately $300.0 million aggregate principal amount outstanding as of April 30, 2014), (i) the 2018 Notes (as defined below) (approximately $750.0 million aggregate principal amount outstanding as of April 30, 2014), (j) the February 2022 Notes (as defined below) (approximately $143.8 million aggregate principal amount outstanding as of April 30, 2014), (k) the October 2022 Notes (as defined below) (approximately $182.5 million aggregate principal amount outstanding as of April 30, 2014), (l) the 2040 Notes (as defined below) (approximately $200.0 million aggregate principal amount outstanding as of April 30, 2014) and (m) the 2047 Notes (as defined below) (approximately $229.6 million aggregate principal amount outstanding as of April 30, 2014).

              Subject to certain exceptions, the interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one-, two-, three- or six-month) plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.00%. As of April 30, 2014, one-, two-, three- and six-month LIBOR was 0.15%, 0.19%, 0.22% and 0.32%, respectively. The Revolving Credit Facility matures on May 4, 2019. Subject to certain exceptions, the interest charged on the indebtedness incurred under the Revolving Funding Facility is based on LIBOR plus applicable spreads ranging from 2.25% to 2.50% and ranging from 1.25% to 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility), in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the facility. As of April 30, 2014, the Revolving Funding Facility was scheduled to expire on April 18, 2017 (subject to extension exercisable upon mutual consent). See "Recent Developments" for more information on the Revolving Funding Facility. Subject to certain exceptions, the interest charged on the indebtedness incurred under the SMBC Funding Facility is based on one-month LIBOR plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.00%. The SMBC Funding Facility is scheduled to expire on September 14, 2021 (subject to two one- year extension options exercisable upon mutual consent). The interest charged on the Convertible Unsecured Notes and the Unsecured Notes is as follows: (a) 5.75% in the case of the February 2016 Convertible Notes, (b) 5.125% in the case of the June 2016 Convertible Notes, (c) 4.875% in the case of the 2017 Convertible Notes, (d) 4.75% in the case of the 2018 Convertible Notes, (e) 4.375% in the case of the 2019 Convertible Notes, (f) 4.875% in the case of the 2018 Notes, (g) 7.00% in the case of the February 2022 Notes, (h) 5.875% in the case of the October 2022 Notes, (i) 7.75% in the case of the 2040 Notes and (j) 6.875% in the case of the 2047 Notes. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes mature on February 1, 2016, June 1, 2016, March 15, 2017, January 15, 2018 and January 15, 2019, respectively. The 2018 Notes, February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes mature on November 30, 2018, February 15, 2022, October 1, 2022,

October 15, 2040 and April 15, 2047, respectively. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

              We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock and debt securities may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below our net asset value per share. It is not possible to predict whether our common stock will trade at, above or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital."

              The following table sets forth, for each fiscal quarter for the fiscal years ended December 31, 2012, 2013 and 2014, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock as reported on The NASDAQ Global Select Market, the closing sales price as a premium (discount) to net asset value as reported on The NASDAQ Global Select Market and the dividends or distributions declared by us. On June 24, 2014, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $17.10 per share, which represented a premium of approximately 4.1% to the net asset value per share reported by us as of March 31, 2014.

				High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)
		Price Range				Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2012
First Quarter	$15.47	$16.70	$15.51	8.0%	0.3%	$0.37
Second Quarter	$15.51	$16.55	$14.67	6.7%	(5.4)%	$0.37
Third Quarter	$15.74	$17.68	$16.04	12.3%	1.9%	$0.43	(4)
Fourth Quarter	$16.04	$17.74	$16.08	10.6%	0.2%	$0.43	(4)
Year ended December 31, 2013
First Quarter	$15.98	$18.54	$17.66	16.0%	10.5%	$0.38
Second Quarter	$16.21	$18.27	$16.42	12.7%	1.3%	$0.38
Third Quarter	$16.35	$18.12	$17.03	10.8%	4.2%	$0.38
Fourth Quarter	$16.46	$18.38	$17.06	11.7%	3.6%	$0.43	(4)
Year ended December 31, 2014
First Quarter	$16.42	$18.51	$17.36	12.7%	5.7%	$0.43	(4)
Second Quarter (through June 24, 2014)	*	$17.66	$16.50	*	*	$0.38

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)
Represents the dividend or distribution declared in the relevant quarter.

(4)
Consists of a quarterly dividend of $0.38 per share and an additional dividend of $0.05 per share.

*
Net asset value has not yet been calculated for this period.

              We currently intend to pay dividends or make other distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also pay additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors.

              The following table summarizes our dividends declared and payable for the fiscal years ended December 31, 2012, 2013 and 2014:

Date Declared	Record Date	Payment Date	Amount
February 28, 2012	March 15, 2012	March 30, 2012	$0.37
May 8, 2012	June 15, 2012	June 29, 2012	$0.37
August 7, 2012	September 14, 2012	September 28, 2012	$0.38
August 7, 2012	September 14, 2012	September 28, 2012	$0.05	(1)
November 5, 2012	December 14, 2012	December 28, 2012	$0.38
November 5, 2012	December 14, 2012	December 28, 2012	$0.05	(1)

Total declared and payable for 2012			$1.60

February 27, 2013	March 15, 2013	March 29, 2013	$0.38
May 7, 2013	June 14, 2013	June 28, 2013	$0.38
August 6, 2013	September 16, 2013	September 30, 2013	$0.38
November 5, 2013	December 16, 2013	December 31, 2013	$0.38
November 5, 2013	December 16, 2013	December 31, 2013	$0.05	(1)

Total declared and payable for 2013			$1.57	(2)

November 5, 2013	March 14, 2014	March 28, 2014	$0.05	(3)
February 26, 2014	March 14, 2014	March 31, 2014	$0.38
May 6, 2014	June 16, 2014	June 30, 2014	$0.38

Total declared and payable for 2014			$0.81

(1)
Represents an additional dividend.

(2)
Does not include an additional dividend of $0.05 per share, paid on March 28, 2014 to stockholders of record as of March 14, 2014, which was previously declared on November 5, 2013.

(3)
Represents an additional dividend, paid on March 28, 2014 to stockholders of record as of March 14, 2014, which was previously declared on November 5, 2013.

              Of the $1.57 per share in dividends declared and payable during the year ended December 31, 2013, the entire $1.57 per share was comprised of ordinary income. Of the $1.60 per share in dividends declared and payable during the year ended December 31, 2012, the entire $1.60 per share was comprised of ordinary income.

              To maintain our RIC status under the Internal Revenue Code of 1986, as amended (the "Code"), we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders. In addition, we generally will be required to pay an excise tax equal to 4% on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during a calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31st in that calendar year and (iii) any income recognized, but not distributed, in preceding years. The taxable income on which we pay excise tax is generally distributed to our stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income for distribution in the following year, and pay any applicable excise tax. For the three months ended March 31, 2014, we recorded an excise tax expense of $2.5 million. For the years ended December 31, 2013 and 2012, we recorded an excise tax expense of $10.3 million and $7.9 million, respectively. We cannot assure you that we will achieve results that will permit the payment of any cash distributions. We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

 RATIOS OF EARNINGS TO FIXED CHARGES

              For the three months ended March 31, 2014 and the years ended December 31, 2013, 2012, 2011, 2010 and 2009, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended March 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
Earnings to Fixed Charges(1)	3.3	3.9	4.6	(2)	3.7	(3)	9.8	(4)	9.4	(5)

              For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders' equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP. Net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP can vary substantially from period to period.

•
Excluding the net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP, the earnings to fixed charges ratio would be 3.3 for the three months ended March 31, 2014, 3.7 for the year ended December 31, 2013, 3.7 for the year ended December 31, 2012, 3.6 for the year ended December 31, 2011, 4.0 for the year ended December 31, 2010 and 6.5 for the year ended December 31, 2009.

(2)
Earnings for the year ended December 31, 2012 included a net realized loss on the extinguishment of debt of $2.7 million.

(3)
Earnings for the year ended December 31, 2011 included a net realized loss on the extinguishment of debt of $19.3 million.

(4)
Earnings for the year ended December 31, 2010 included a one-time gain on the acquisition of Allied Capital Corporation (the "Allied Acquisition") of $195.9 million, a net realized loss on the extinguishment of debt of $2.0 million and net realized gain on sale of other assets of $5.9 million.

(5)
Earnings for the year ended December 31, 2009, included a net realized gain on the extinguishment of debt of $26.5 million.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the "Selected Condensed Consolidated Financial Data of Ares Capital" and our financial statements and notes thereto appearing elsewhere in this prospectus or the accompanying prospectus supplement.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a BDC under the Investment Company Act.

              We are externally managed by Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global asset manager, pursuant to our investment advisory and management agreement. Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component like warrants.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              Since our initial public offering on October 8, 2004 through March 31, 2014, our exited investments resulted in an aggregate cash flow realized internal rate of return (as discussed in more detail in footnote 1 to the last table in Business—Investments") to us of approximately 13% (based on original cash invested, net of syndications, of approximately $8.2 billion and total proceeds from such exited investments of approximately $10.0 billion). Approximately 71% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater.

              Additionally, since our initial public offering on October 8, 2004 through March 31, 2014, our realized gains have exceeded our realized losses by approximately $270 million (excluding a one-time gain on the acquisition of Allied Capital and realized gains/losses from the extinguishment of debt and other assets). For this same time period, our average annualized net realized gain rate was approximately 1.1% (excluding a one-time gain on the acquisition of Allied Capital and realized gains/losses from the extinguishment of debt and other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

              Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates since our initial public offering are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              We have elected to be treated as a RIC under the Code, and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay U.S. federal corporate-level income taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

PORTFOLIO AND INVESTMENT ACTIVITY

              The Company's investment activity for the three months ended March 31, 2014 and 2013 and the years ended December 31, 2013, 2012 and 2011 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	For the Three Months Ended March 31,		For the Year Ended December 31,
(dollar amounts in millions)	2014	2013	2013	2012	2011
New investment commitments(1):
New portfolio companies	$442.2	$90.5	$2,148.5	$1,794.7	$1,778.0
Existing portfolio companies(2)	409.9	323.1	1,854.4	1,402.3	1,896.4

Total new investment commitments	852.1	413.6	4,002.9	3,197.0	3,674.4
Less:
Investment commitments exited	849.2	221.7	1,840.0	2,614.5	2,603.1

Net investment commitments	$2.9	$191.9	$2,162.9	$582.5	$1,071.3
Principal amount of investments funded:
First lien senior secured loans	$646.2	$180.5	$2,000.1	$1,908.3	$1,973.1
Second lien senior secured loans	14.1	99.0	602.8	733.1	511.1
Subordinated certificates of the SSLP(3)	87.5	21.0	652.5	270.0	496.8
Senior subordinated debt	64.4	51.5	192.0	146.3	51.8
Preferred equity securities	7.7	1.0	1.8	—	164.1
Other equity securities	6.3	2.1	44.0	103.9	41.2
Commercial real estate	—	—	—	—	0.9

Total	$826.2	$355.1	$3,493.2	$3,161.6	$3,239.0
Principal amount of investments sold or repaid:
First lien senior secured loans	$503.9	$110.8	$885.8	$1,455.9	$1,320.9
Second lien senior secured loans	127.2	97.8	526.1	331.0	286.6
Subordinated certificates of the SSLP	17.9	14.1	145.2	66.3	—
Senior subordinated debt	0.3	0.3	201.0	409.0	463.2
Collateralized loan obligations	—	—	—	55.5	166.3
Preferred equity securities	2.7	—	26.3	26.2	43.5
Other equity securities	5.2	2.7	16.8	126.0	166.1
Commercial real estate	—	—	0.2	13.0	21.6

Total	$657.2	$225.7	$1,801.4	$2,482.9	$2,468.2
Number of new investment commitments(4)	24	17	95	82	72
Average new investment commitment amount	$35.5	$24.1	$42.1	$39.0	$51.0
Weighted average term for new investment commitments (in months)	66	70	74	66	63
Percentage of new investment commitments at floating rates	92%	77%	89%	88%	94%
Percentage of new investment commitments at fixed rates	6%	21%	10%	8%	5%
Weighted average yield of debt and other income producing securities(5):
Funded during the period at amortized cost	9.3%	8.9%	9.8%	9.9%	10.9%
Funded during the period at fair value(6)	9.3%	8.9%	9.8%	9.9%	10.9%
Exited or repaid during the period at amortized cost	8.7%	9.8%	9.8%	9.7%	10.2%
Exited or repaid during the period at fair value(6)	8.7%	9.9%	9.7%	9.6%	10.1%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans.

(2)
Includes investment commitments to the SSLP to make co-investments with GE in first lien senior secured loans of middle market companies of $60.7 million and $24.6 million for the three months ended March 31, 2014 and 2013, respectively, and $736.6 million, $270.0 million and $496.8 million for the years ended December 31, 2013, 2012 and 2011, respectively.

(3)
See "Senior Secured Loan Program" below and Note 4 to our consolidated financial statements for the three months ended March 31, 2014 for more information on the SSLP.

(4)
Number of new investment commitments represents each commitment to a particular portfolio company or a commitment to multiple companies as part of an individual transaction (e.g., the purchase of a portfolio of investments).

(5)
"Weighted average yield of debt and other income producing securities at amortized cost" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) total accruing debt and other income producing securities at amortized cost. "Weighted average yield of debt and other income producing securities at fair value" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) total accruing debt and other income producing securities at fair value.

(6)
Represents fair value for investments in the portfolio as of the most recent prior quarter end, if applicable.

              As of March 31, 2014 and December 31, 2013, our investments consisted of the following:

	As of
	March 31, 2014		December 31, 2013
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First lien senior secured loans	$3,548.3	$3,521.7	$3,405.6	$3,377.6
Second lien senior secured loans	1,223.4	1,197.2	1,335.8	1,319.2
Subordinated certificates of the SSLP(1)	1,814.8	1,842.0	1,745.2	1,771.4
Senior subordinated debt	429.3	388.0	364.1	323.2
Preferred equity securities	231.4	236.8	226.0	229.0
Other equity securities	457.3	603.1	453.7	600.2
Commercial real estate	7.0	10.8	7.0	12.3

	$7,711.5	$7,799.6	$7,537.4	$7,632.9

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 46 and 47 different borrowers as of March 31, 2014 and December 31, 2013, respectively.

              The weighted average yields at amortized cost and fair value of the following portions of our portfolio as of March 31, 2014 and December 31, 2013 were as follows:

	As of
	March 31, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and other income producing securities(1)	10.2%	10.2%	10.4%	10.4%
Total portfolio(2)	9.2%	9.1%	9.4%	9.3%
First lien senior secured loans(2)	7.8%	7.8%	7.8%	7.8%
Second lien senior secured loans(2)	9.1%	9.3%	9.4%	9.5%
Subordinated certificates of the SSLP(2)(3)	14.5%	14.3%	15.0%	14.8%
Senior subordinated debt(2)	9.7%	10.8%	10.3%	11.6%
Income producing equity securities(2)	10.1%	9.3%	10.1%	9.1%

(1)
"Weighted average yield of debt and other income producing securities at amortized cost" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) total accruing debt and other income producing securities at amortized cost. "Weighted average yield of debt and other income producing securities at fair value" is computed as the (a) annual stated

  interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) total accruing debt and other income producing securities at fair value.

(2)
"Weighted average yields at amortized cost" are computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at amortized cost. "Weighted average yields at fair value" are computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at fair value.

(3)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans.

              Ares Capital Management, our investment adviser, employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

              Set forth below is the grade distribution of our portfolio companies as of March 31, 2014 and December 31, 2013:

	As of
	March 31, 2014				December 31, 2013
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$56.1	0.7%	6	3.1%	$54.6	0.7%	7	3.6%
Grade 2	253.3	3.3%	12	6.1%	256.3	3.4%	12	6.2%
Grade 3	6,497.9	83.3%	162	83.1%	6,636.2	86.9%	162	84.0%
Grade 4	992.3	12.7%	15	7.7%	685.8	9.0%	12	6.2%

	$7,799.6	100.0%	195	100.0%	$7,632.9	100.0%	193	100.0%

              As of March 31, 2014 and December 31, 2013, the weighted average grade of the investments in our portfolio at fair value was 3.1 and 3.0, respectively.

              As of March 31, 2014, loans on non-accrual status represented 3.2% and 1.9% of the total investments at amortized cost and at fair value, respectively. As of December 31, 2013, loans on non-accrual status represented 3.1% and 2.1% of the total investments at amortized cost and at fair value, respectively.

Senior Secured Loan Program

              We co-invest in first lien senior secured loans of middle market companies with GE through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a "the Senior Secured Loan Program") or the SSLP. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of ours and GE (with approval from a representative of each required). We provide capital to the SSLP in the form SSLP Certificates.

              As of March 31, 2014 and December 31, 2013, we and GE had agreed to make $11.0 billion of capital available to the SSLP, of which approximately $8.8 billion and $8.7 billion in aggregate principal amount, respectively, was funded. As of March 31, 2014 and December 31, 2013, we had agreed to make available to the SSLP approximately $2.3 billion, of which approximately $1.8 billion and $1.7 billion in aggregate principal amount, respectively, was funded. Investment of any unfunded amount must be approved by the investment committee of the SSLP as described above.

              As of March 31, 2014 and December 31, 2013, the SSLP had total assets of $8.9 billion and $8.7 billion, respectively. As of March 31, 2014 and December 31, 2013, GE's investment in the SSLP consisted of senior notes of $6.8 billion and $6.7 billion, respectively, and SSLP Certificates of $259.3 million and $249.3 million, respectively. The SSLP Certificates are junior in right of payment to the senior notes held by GE. As of March 31, 2014 and December 31, 2013, we and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

              As of March 31, 2014 and December 31, 2013, the SSLP portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of March 31, 2014 and December 31, 2013, one loan was on non-accrual status, representing 1.0% and 1.0%, respectively, of the total loans at principal amount in the SSLP. The portfolio companies in the SSLP are in industries similar to the companies in our portfolio. Additionally, as of March 31, 2014 and December 31, 2013, the SSLP had commitments to fund various delayed draw investments to certain of its portfolio companies of $282.2 and $510.4 million, respectively, which had been approved by the SSLP investment committee. As of March 31, 2014 and December 31, 2013, we had commitments to co-invest in the SSLP for its portion of the SSLP's commitments to fund such delayed draw investments of up to $49.2 million and $85.1 million, respectively.

              Below is a summary of the SSLP's portfolio, followed by a listing of the individual first lien senior secured loans in the SSLP's portfolio as of March 31, 2014 and December 31, 2013:

	As of
(dollar amounts in millions)	March 31, 2014	December 31, 2013
Total first lien senior secured loans(1)	$8,753.6	$8,664.4
Weighted average yield on first lien senior secured loans(2)	7.1%	7.1%
Number of borrowers in the SSLP	46	47
Largest loan to a single borrower(1)	$348.8	$321.7
Total of five largest loans to borrowers(1)	$1,544.5	$1,510.7

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing first lien senior secured loans, divided by (b) total first lien senior secured loans at principal amount.

SSLP Loan Portfolio as of March 31, 2014

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
Access CIG, LLC(2)	Records and information management services provider	10/2017	7.0%	$186.0
ADG, LLC	Dental services	9/2019	8.1%	216.9
AMZ Products Merger Corporation	Specialty chemicals manufacturer	12/2018	6.8%	237.0
Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	4/2018	6.5%	238.6
BECO Holding Company, Inc.(4)	Wholesale distributor of first response fire protection equipment and related parts	12/2017	8.3%	143.4
Brewer Holdings Corp.	Provider of software and technology-enabled content and analytical solutions to insurance brokers	11/2019	7.0%	175.0
Cambridge International, Inc.	Manufacturer of custom designed and engineered metal products	4/2018	8.0%	85.4
CCS Group Holdings, LLC(4)	Correctional facility healthcare operator	4/2017	7.3%	217.4
CH Hold Corp.	Collision repair company	11/2019	5.5%	270.0
Chariot Acquisition, LLC	Distributor and designer of aftermarket golf cart parts and accessories	1/2019	7.8%	141.4
CIBT Holdings, Inc.(4)	Expedited travel document processing services	12/2018	6.8%	180.6
CWD, LLC	Supplier of automotive aftermarket brake parts	6/2016	10.0%	129.3
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	7.5%	136.4
Driven Brands, Inc.(2)(4)	Automotive aftermarket car care franchisor	3/2017	6.0%	202.2
ECI Purchaser Company, LLC	Manufacturer of specialized pressure regulators, valves and other control equipment for use with liquefied and compressed gases	12/2019	6.0%	236.7
Excelligence Learning Corporation(4)	Developer, manufacturer and retailer of educational products	8/2018	7.8%	173.6
Fleischmann's Vinegar Company, Inc.	Manufacturer and marketer of industrial vinegar	5/2016	8.0%	74.7
Fox Hill Holdings, LLC(2)	Third party claims administrator on behalf of insurance carriers	6/2018	6.8%	289.5
III US Holdings, LLC	Provider of library automation software and systems	3/2018	7.6%	216.3
Implus Footcare, LLC(4)	Provider of footwear and other accessories	10/2016	9.0%	209.3
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.(2)(4)(5)	Private school operator	6/2015		83.7
Intermedix Corporation(3)	Revenue cycle management provider to the emergency healthcare industry	12/2019	5.8%	273.0
iParadigms, LLC	Provider of anti-plagiarism software to the education industry	4/2019	6.5%	163.8
Laborie Medical Technologies Corp(4)	Provider of medical diagnostics products	10/2018	6.8%	113.3
MCH Holdings, Inc.(4)	Healthcare professional provider	1/2020	6.3%	180.0
MWI Holdings, Inc.(2)	Provider of engineered springs, fasteners, and other precision components	3/2019	7.4%	260.9
Noranco Manufacturing (USA) Ltd.	Supplier of complex machined and sheet metal components for the aerospace industry	4/2019	6.8%	160.6
Nordco, Inc.	Designer and manufacturer of railroad maintenance-of-way machinery	8/2019	7.0%	219.4
Oak Parent, Inc.(2)	Manufacturer of athletic apparel	4/2018	7.5%	304.4
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	12/2016	9.0%	59.4
PetroChoice Holdings, LLC	Provider of lubrication solutions	1/2017	10.0%	158.3
PODS Funding Corp. II(2)	Storage and warehousing	12/2018	7.1%	348.8
Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.(2)	Provider of highly-customized, tailored protective packaging solutions	3/2017	7.8%	151.2
Protective Industries, Inc. dba Caplugs(2)(4)	Plastic protection products	10/2019	6.8%	277.6

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
PSSI Holdings, LLC(2)	Provider of mission-critical outsourced cleaning and sanitation services to the food processing industry	6/2018	6.0%	214.5
Restaurant Technologies, Inc.	Provider of bulk cooking oil management services to the restaurant and fast food service industries	6/2018	7.0%	201.5
Selig Sealing Products, Inc.	Manufacturer of container sealing products for rigid packaging applications	10/2019	6.8%	198.5
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	196.5
Strategic Partners, Inc.(4)	Supplier of medical uniforms, specialized medical footwear and accessories	8/2018	7.8%	231.5
Talent Partners G.P. and Print Payroll Services, G.P.	Provider of technology-enabled payroll to the advertising industry	10/2017	8.0%	61.2
TecoStar Acquisition Company	Manufacturer of precision complex components for the medical device market and the aerospace and defense market	12/2019	6.4%	118.0
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(2)(4)	Education publications provider	3/2017	9.0%	110.9
Towne Holdings, Inc.	Provider of contracted hospitality services and parking systems	12/2019	6.8%	154.0
U.S. Anesthesia Partners, Inc.(2)	Anesthesiology service provider	12/2019	7.3%	324.2
Universal Services of America, LP	Provider of security officer and guard services	7/2019	6.0%	269.5
WB Merger Sub, Inc.	Importer, distributor and developer of premium wine and spirits	12/2016	9.0%	159.2

				$8,753.6

(1)
Represents the weighted average annual stated interest rate as of March 31, 2014. All interest rates are payable in cash. For loans on non-accrual status, the stated interest rate is not shown as there is no current yield on such loans.

(2)
We also hold a portion of this company's first lien senior secured loan.

(3)
We also hold a portion of this company's second lien senior secured loan.

(4)
We hold an equity investment in this company.

(5)
Loan was on non-accrual status, as determined by the investment committee of the SSLP, as of March 31, 2014.

SSLP Loan Portfolio as of December 31, 2013

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
Access CIG, LLC(3)	Records and information management services provider	10/2017	7.0%	$186.9	$186.9
ADG, LLC	Dental services	9/2019	8.1%	217.5	217.5
AMZ Products Merger Corporation	Specialty chemicals manufacturer	12/2018	6.8%	237.6	237.6
Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	4/2018	6.5%	239.2	239.2
BECO Holding Company, Inc.(5)	Wholesale distributor of first response fire protection equipment and related parts	12/2017	8.3%	143.4	143.4
Brewer Holdings Corp. and Zywave, Inc.	Provider of software and technology-enabled content and analytical solutions to insurance brokers	11/2019	7.0%	175.5	175.5
Cambridge International, Inc.	Manufacturer of custom designed and engineered metal products	4/2018	8.0%	86.0	86.0
CCS Group Holdings, LLC(5)	Correctional facility healthcare operator	4/2016	8.0%	134.5	134.5
CH Hold Corp.	Collision repair company	11/2019	5.5%	270.0	270.0
Chariot Acquisition, LLC	Distributor and designer of aftermarket golf cart parts and accessories	1/2019	7.8%	142.3	142.3
CIBT Holdings, Inc.(5)	Expedited travel document processing services	12/2018	6.8%	178.9	178.9
CWD, LLC	Supplier of automotive aftermarket brake parts	6/2016	10.0%	130.5	130.5
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	7.5%	136.7	136.7
Driven Holdings, LLC(5)	Automotive aftermarket car care franchisor	3/2017	7.0%	159.1	159.1
ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	12/2019	6.0%	209.0	209.0
Excelligence Learning Corporation(5)	Developer, manufacturer and retailer of educational products	8/2018	7.8%	174.0	174.0
Fleischmann's Vinegar Company, Inc.	Manufacturer and marketer of industrial vinegar products	5/2016	8.0%	74.7	74.7
Fox Hill Holdings, LLC(3)	Third party claims administrator on behalf of insurance carriers	6/2018	6.8%	289.5	289.5
III US Holdings, LLC	Provider of library automation software and systems	3/2018	7.6%	194.5	194.5
Implus Footcare, LLC(5)	Provider of footwear and other accessories	10/2016	9.0%	210.3	210.3
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.(3)(5)(6)	Private school operator	6/2015		82.4	74.2
Intermedix Corporation(4)	Revenue cycle management provider to the emergency healthcare industry	12/2018	6.3%	321.7	321.7
iParadigms, LLC	Provider of anti-plagiarism software to the education industry	4/2019	6.5%	164.2	164.2
JHP Pharmaceuticals, LLC(5)	Manufacturer of specialty pharmaceutical products	12/2019	6.8%	182.2	182.2
Laborie Medical Technologies Corp(5)	Developer and manufacturer of medical equipment	10/2018	6.8%	113.5	113.5
LJSS Acquisition, Inc.	Fluid power distributor	10/2017	6.8%	159.8	159.8
MWI Holdings, Inc.(3)	Provider of engineered springs, fasteners, and other precision components	3/2019	7.4%	261.6	261.6
Noranco Manufacturing (USA) Ltd.	Supplier of complex machined and sheet metal components for the aerospace industry	4/2019	6.8%	161.1	161.1
Nordco, Inc.	Designer and manufacturer of railroad maintenance-of-way machinery	8/2019	7.0%	224.7	224.7
Oak Parent, Inc.(3)	Manufacturer of athletic apparel	4/2018	7.5%	307.1	307.1
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	12/2016	9.0%	59.5	59.5
PetroChoice Holdings, LLC	Provider of lubrication solutions	1/2017	10.0%	158.3	158.3
PODS Funding Corp. II(3)	Storage and warehousing	12/2018	7.0%	314.1	314.1
Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.(3)	Provider of highly-customized, tailored protective packaging solutions	3/2017	7.8%	152.0	152.0
Protective Industries, Inc. dba Caplugs(3)(5)	Plastic protection products	10/2019	6.8%	278.3	278.3
PSSI Holdings, LLC(3)	Provider of mission-critical outsourced cleaning and sanitation services to the food processing industry	6/2018	6.0%	224.4	224.4
Restaurant Technologies, Inc.	Provider of bulk cooking oil management services to the restaurant and fast food service industries	6/2018	7.0%	202.7	202.7
Selig Sealing Products, Inc.	Manufacturer of container sealing products for rigid packaging applications	10/2019	6.8%	209.0	209.0
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	197.0	197.0
Strategic Partners, Inc.(5)	Supplier of medical uniforms, specialized medical footwear and accessories	8/2018	7.8%	232.1	232.1
Talent Partners G.P. and Print Payroll Services, G.P.	Provider of technology-enabled payroll to the advertising industry	10/2017	8.0%	62.0	62.0
TecoStar Acquisition Company	Manufacturer of precision components for orthopedic medical devices	12/2019	6.4%	118.0	118.0
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(3)(5)	Education publications provider	3/2017	9.0%	111.5	109.3

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
Towne Holdings, Inc.	Provider of contracted hospitality services and parking systems	12/2019	6.8%	154.0	154.0
U.S. Anesthesia Partners, Inc.(3)	Anesthesiology service provider	12/2019	6.0%	210.0	210.0
Universal Services of America, LP	Provider of security officer and guard services	7/2019	6.0%	253.9	253.9
WB Merger Sub, Inc.	Importer, distributor and developer of premium wine and spirits	12/2016	9.0%	159.2	159.2

				$8,664.4	$8,654.0

(1)
Represents the weighted average annual stated interest rate as of December 31, 2013. All interest rates are payable in cash. For loans on non-accrual status, the stated interest rate is not shown as there is no current yield on such loans.

(2)
Represents the fair value in accordance with ASC 820-10. The determination of such fair value is not included in our board of directors valuation process described elsewhere herein.

(3)
We also hold a portion of this company's first lien senior secured loan.

(4)
We also hold a portion of this company's second lien senior secured loan.

(5)
We hold an equity investment in this company.

(6)
Loan was on non-accrual status, as determined by the investment committee of the SSLP, as of December 31, 2013.

              The amortized cost and fair value of our SSLP Certificates was $1.8 billion and $1.8 billion, respectively, as of March 31, 2014, and $1.7 billion and $1.8 billion, respectively, as of December 31, 2013. The SSLP Certificates pay a weighted average contractual coupon of three month LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the underlying loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than both the contractual coupon on the SSLP Certificates as well as the weighted average yield on the SSLP's portfolio of 7.1% and 7.1% at March 31, 2014 and December 31, 2013, respectively. Our yield on our investment in the SSLP at amortized cost and fair value was 14.5% and 14.3%, respectively, as of March 31, 2014, and 15.0% and 14.8%, respectively, as of December 31, 2013. For the three months ended March 31, 2014 and 2013, we earned interest income of $67.7 million and $48.6 million, respectively, from our investment in the SSLP Certificates.

              We are also entitled to certain fees in connection with the SSLP. For the three months ended March 31, 2014 and 2013, in connection with the SSLP, we earned capital structuring service, sourcing and other fees totaling $12.5 million and $7.9 million, respectively.

              Selected financial information for the SSLP as of and for the year ended December 31, 2013 is as follows:

(in millions)	As of and for the Year Ended December 31, 2013
Selected Balance Sheet Information:
Investments in loans receivable, net of discount for loan origination fees	$8,601.6
Cash and other assets	$142.3
Total assets	$8,743.9
Senior notes	$6,699.5
Other liabilities	$64.2
Total liabilities	$6,763.7
Subordinated certificates and members' capital	$1,980.2
Total liabilities and members' capital	$8,743.9
Selected Statement of Operations Information:
Total revenues	$554.2
Total expenses	$296.7
Net income	$257.5

RESULTS OF OPERATIONS

For the three months ended March 31, 2014 and 2013

              Operating results for the three months ended March 31, 2014 and 2013 are as follows:

	For the three months ended March 31,
(in millions)	2014	2013
Total investment income	$239.7	$195.1
Total expenses	122.0	92.2

Net investment income before income taxes	117.7	102.9
Income tax expense, including excise tax	5.4	3.8

Net investment income	112.3	99.1
Net realized gains	12.1	11.7
Net unrealized losses	(7.4)	(30.4)

Net increase in stockholders' equity resulting from operations	$117.0	$80.4

              Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

	For the three months ended March 31,
(in millions)	2014	2013
Interest income from investments	$173.5	$144.2
Capital structuring service fees	20.9	6.0
Dividend income	30.7	32.1
Management and other fees	6.0	4.5
Other income	8.6	8.3

Total investment income	$239.7	$195.1

              The increase in interest income from investments for the three months ended March 31, 2014 from the comparable period in 2013 was primarily due an increase in the size of our portfolio, which increased from an average of $5.9 billion at amortized cost for the three months ended March 31, 2013 to an average of $7.6 billion at amortized cost for the comparable period in 2014. The increase in capital structuring fees for the three months ended March 31, 2014 from the comparable period in 2013 was primarily due to the increase in new investment commitments, which increased from $410 million for the three months ended March 31, 2013 to $852 million for the comparable period in 2014, as well as due to the increase in the average capital structuring service fees received on new investments, from 1.5% in 2013 to 2.5% in 2014. The decrease in dividend income for the three months ended March 31, 2014 from the comparable period in 2013 was primarily due to a decrease in additional dividends received from Ivy Hill Asset Management, L.P. ("IHAM"). The dividends received from IHAM for the three months ended March 31, 2014 and 2013 included additional dividends of $10.0 million and $17.4 million, respectively, that were paid in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM. Also during the three months ended March 31, 2014, we received $6.6 million in other non-recurring dividends from non-income producing equity securities compared to $0.4 million for the comparable period in 2013.

Operating Expenses

	For the three months ended March 31,
(in millions)	2014	2013
Interest and credit facility fees	$52.5	$39.4
Base management fees	30.1	23.2
Incentive fees related to pre-incentive fee net investment income	28.3	23.8
Incentive fees related to capital gains per GAAP	1.0	(3.8)
Administrative fees	3.7	2.6
Other general and administrative	6.4	7.0

Total expenses	$122.0	$92.2

              Interest and credit facility fees for the three months ended March 31, 2014 and 2013, were comprised of the following:

	For the three months ended March 31,
(in millions)	2014	2013
Stated interest expense	$41.5	$29.9
Facility fees	3.4	2.6
Amortization of debt issuance costs	3.9	3.5
Accretion of discount on notes payable	3.7	3.4

Total interest and credit facility fees expense	$52.5	$39.4

              Stated interest expense for the three months ended March 31, 2014 increased from the comparable period in 2013 primarily due to the increase in the average principal amount of debt outstanding, which increased to $3.0 billion as compared to $2.1 billion for the comparable period in 2013.

              The increase in base management fees and incentive fees related to pre-incentive fee net investment income for the three months ended March 31, 2014 from the comparable period in 2013 were primarily due to the increase in the size of the portfolio and in the case of incentive fees, the related increase in pre-incentive fee net investment income.

              For the three months ended March 31, 2014, the capital gains incentive fee expense accrual calculated in accordance with GAAP was $0.9 million. For the three months ended March 31, 2013 we recorded a reduction of $3.8 million in the capital gains incentive fee expense accrual calculated in accordance with GAAP. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of March 31, 2014, the total capital gains incentive fee accrual calculated in accordance with GAAP was $64.4 million (included in "management and incentive fees payable" in the consolidated balance sheet). However, as of March 31, 2014, there was no capital gains fee actually payable under our investment advisory and management agreement. See Note 3 to our consolidated financial statements for the year ended December 31, 2013 for more information on the base management and incentive fees.

              Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include professional fees, rent, insurance, depreciation, director's fees and other costs.

Income Tax Expense, Including Excise Tax

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. In order to maintain our RIC status, we, among other things, have made and intend to continue to make the requisite distributions to our stockholders which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we accrue excise tax on estimated excess taxable income as such taxable income is earned. For the three months ended March 31, 2014 and 2013, we recorded a net expense of $2.5 million and $3.0 million, respectively, for U.S. federal excise tax.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three months ended March 31, 2014 and 2013, we recorded a tax expense of approximately $2.9 million and $0.8 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

              During the three months ended March 31, 2014, we had $667.9 million of sales, repayments or exits of investments resulting in $12.0 million of net realized gains. Net realized gains of $12.0 million on investments were comprised of $12.1 million of gross realized gains and $0.1 million of gross realized losses.

              The realized gains and losses on investments during the three months ended March 31, 2014 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
JHP Group Holdings, Inc.	$1.9
Orion Foods, LLC	1.6
La Paloma Generating Company, LLC	1.6
Magnacare Holdings, Inc.	1.3
Imperial Capital Group LLC	1.3
Stag-Parkway, Inc.	1.2
Eberle Design, Inc.	1.0
Other, net	2.1

Total, net	$12.0

              During the three months ended March 31, 2014, we purchased $0.4 million aggregate principal amount of the 2047 Notes and as a result of these transactions, we recognized realized losses of $0.1 million. During the three months ended March 31, 2014, we also recognized net realized gains on foreign currency transactions of $0.2 million.

              During the three months ended March 31, 2013, we had $235.7 million of sales, repayments or exits of investments resulting in $11.7 million of net realized gains. Net realized gains of $11.7 million on investments were comprised of $11.7 million of gross realized gains and $0.0 million of gross realized losses.

              The realized gains and losses on investments during the three months ended March 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Performant Financial Corporation	$8.6
Other, net	3.1

Total, net	$11.7

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses. For the three months ended March 31, 2014 and 2013, net unrealized gains and losses for our portfolio were comprised of the following:

	For the three months ended March 31,
(in millions)	2014	2013
Unrealized appreciation	$50.7	$31.3
Unrealized depreciation	(48.2)	(56.9)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(9.9)	(4.8)

Total net unrealized losses from investments	$(7.4)	$(30.4)

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in unrealized appreciation and depreciation during the three months ended March 31, 2014 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Insight Pharmaceuticals Corporation	$6.9
Campus Management Corp.	3.5
VSS-Tranzact Holdings, LLC	3.4
Orion Foods, LLC	3.3
Ciena Capital LLC	2.0
The Dwyer Group	2.0
OTG Management, LLC	(4.5)
The Step2 Company, LLC	(11.6)
Ivy Hill Asset Management, L.P.	(15.4)
Other, net	12.9

Total, net	$2.5

              The changes in unrealized appreciation and depreciation during the three months ended March 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Apple & Eve, LLC	$3.6
Matrixx Initiatives, Inc.	3.0
La Paloma Generating Company, LLC	2.3
American Broadband Communications, LLC	2.2
Orion Food, LLC	(2.4)
ADF Capital, Inc.	(2.5)
Ciena Capital LLC	(4.1)
CitiPostal Inc.	(5.3)
UL Holding Co., LLC	(6.2)
Ivy Hill Asset Management, L.P.	(26.4)
Other, net	10.2

Total, net	$(25.6)

For the years ended December 31, 2013, 2012 and 2011

              Operating results for the years ended December 31, 2013, 2012 and 2011 are as follows:

	For the Years Ended December 31,
(in millions)	2013	2012	2011
Total investment income	$881.7	$748.0	$634.5
Total expenses	437.2	387.9	344.6

Net investment income before income taxes	444.5	360.1	289.9
Income tax expense, including excise tax	14.1	11.2	7.5

Net investment income	430.4	348.9	282.4
Net realized gains on investments	63.7	46.7	96.6
Net unrealized gains (losses) on investments	(5.6)	115.3	(40.2)
Realized losses on extinguishment of debt	—	(2.7)	(19.3)

Net increase in stockholders' equity resulting from operations	$488.5	$508.2	$319.5

Investment Income

	For the Years Ended December 31,
(in millions)	2013	2012	2011
Interest income from investments	$647.9	$571.5	$473.2
Capital structuring service fees	91.7	102.1	97.4
Dividend income	99.6	39.7	38.4
Management and other fees	20.2	18.9	16.7
Other income	22.3	15.8	8.8

Total investment income	$881.7	$748.0	$634.5

              The increase in interest income from investments for the year ended December 31, 2013 from the comparable period in 2012 was primarily due to the increase in the size of the portfolio, which increased from an average of $5.5 billion at amortized cost for the year ended December 31, 2012 to an average of $6.7 billion at amortized cost for the comparable period in 2013. Even though new investment commitments increased from $3.2 billion for the year ended December 31, 2012 to $4.0 billion for the comparable period in 2013, capital structuring service fees decreased for the year ended December 31, 2013 from the comparable period in 2012 primarily due to the decrease in the average capital structuring service fees received on new investments, which decreased from 3.2% in 2012 to 2.3% in 2013.

              The increase in dividend income for the year ended December 31, 2013 from the comparable period in 2012 was primarily due to $72.4 million in dividend payments from IHAM for the year ended December 31, 2013 as compared to $19.9 million for the comparable period in 2012. The dividend income from IHAM for the year ended December 31, 2013 included additional dividends of $32.4 million that were paid in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM. Also during the year ended December 31, 2013, we received $9.0 million in other non-recurring dividends from non-income producing equity securities compared to $2.2 million for the comparable period in 2012. The increase in other income for the year ended December 31, 2013 from the comparable period in 2012 was primarily attributable to higher amendment fees.

              The increase in interest income from investments for the year ended December 31, 2012 from the comparable period in 2011 was primarily due to the increase in the size of the portfolio, which increased from an average of $4.6 billion at amortized cost for the year ended December 31, 2011 to an average of $5.5 billion at amortized cost for the comparable period in 2012. Even though new investment commitments decreased from $3.7 billion for the year ended December 31, 2011 to $3.2 billion for the comparable period in 2012, capital structuring service fees increased for the year ended December 31, 2012 from the comparable period in 2011 primarily due to the increase in the average capital structuring service fees received on new investments, which increased from 2.7% in 2011 to 3.2% in 2012. For the year ended December 31, 2012, dividend income included $19.9 million from the Company's investment in IHAM as compared to $19.0 million for the comparable period in 2011. Also during the year ended December 31, 2012, we received $2.2 million in other non-recurring dividends from non-income producing equity securities compared to $10.5 million for the comparable period in 2011. The increase in other income for the year ended December 31, 2012 from the comparable period in 2011 was primarily attributable to higher amendment, letter of credit and agency fees.

Operating Expenses

	For the Years Ended December 31,
(in millions)	2013	2012	2011
Interest and credit facility fees	$171.5	$143.0	$122.5
Incentive fees related to pre-incentive fee net investment income	110.5	95.2	79.0
Incentive fees related to capital gains per GAAP	11.6	31.9	33.3
Base management fees	104.9	86.2	71.6
Professional fees	13.6	12.0	16.7
Administrative fees	12.3	9.3	9.5
Other general and administrative	12.8	10.3	12.0

Total operating expenses	$437.2	$387.9	$344.6

              Interest and credit facility fees for the years ended December 31, 2013, 2012 and 2011, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2013	2012	2011
Stated interest expense	$136.3	$113.1	$92.2
Facility fees	8.2	5.5	6.1
Amortization of debt issuance costs	13.2	13.1	13.2
Accretion of discount on notes payable	13.8	11.3	11.0

Total interest and credit facility fees	$171.5	$143.0	$122.5

              Stated interest expense for the year ended December 31, 2013 increased from the comparable period in 2012 primarily due to the increase in the average principal amount of debt outstanding and an increase in our weighted average stated interest rate of our debt outstanding. For the year ended December 31, 2013, our average principal debt outstanding was $2.6 billion as compared to $2.2 billion for the comparable period in 2012, and the weighted average stated interest rate on our outstanding debt was 5.3% for the year ended December 31, 2013 as compared to 5.2% for the comparable period in 2012. The higher weighted average stated interest rate for the year ended December 31, 2013 relates to having borrowed, on a relative basis, less from our lower-cost floating rate revolving debt facilities and having more fixed-rate term debt outstanding.

              Stated interest expense for the year ended December 31, 2012 increased from the comparable period in 2011 primarily due to the increase in the average principal amount of debt outstanding and an increase in our weighted average stated interest rate of our debt outstanding. For the year ended December 31, 2012, our average principal debt outstanding was $2.2 billion as compared to $1.8 billion for the comparable period in 2011, and the weighted average stated interest rate on our debt outstanding was 5.2% for the year ended December 31, 2012 as compared to 5.1% for the comparable period in 2011. The higher weighted average stated interest rate for the year ended December 31, 2012 relates to having borrowed, on a relative basis, less from our lower-cost floating rate revolving debt facilities and having more fixed-rate term debt outstanding.

              The increase in base management fees and incentive fees related to pre- incentive fee net investment income for the year ended December 31, 2013 from the comparable period in 2012 and for the year ended December 31, 2012 from the comparable period in 2011 were both primarily due to the increase in the size of the portfolio and in the case of incentive fees, the related increase in pre-incentive fee net investment income.

              For the years ended December 31, 2013, 2012 and 2011 the capital gains incentive fee expense accrual calculated in accordance with GAAP was $11.6 million, $31.9 million and $33.3 million, respectively. As a result of the Capital Gains Amendment, we accrued $26.0 million of capital gains incentive fees in accordance with GAAP for the year ended December 31, 2011 as a result of the application of the Capital Gains Amendment with respect to the assets purchased in the Allied Acquisition. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the Capital Gains Fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of December 31, 2013 and 2012, the total capital gains incentive fee accrual calculated in accordance with GAAP was $80.9 million and $80.8 million, respectively (included in management and incentive fees payable in the consolidated balance sheet). However, the Capital Gains Fee actually payable under our investment advisory and management agreement for the years ended December 31, 2013 and 2012 was $17.4 million and $11.5 million, respectively. For the year ended December 31, 2011 there was no Capital Gains Fee payable under our investment advisory and management agreement.

              See Note 3 to our consolidated financial statements for the year ended December 31, 2013 for more information on the base management and incentive fees.

              Professional fees include legal, accounting, valuation and other professional fees incurred related to the management of the Company. The decrease in professional fees for the year ended December 31, 2012 from the comparable period in 2011 primarily resulted from declines in professional fees related to the Allied Acquisition following its completion in 2010 and having substantially completed the integration of Allied Capital by early 2011. Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include rent, insurance, depreciation, director's fees and other costs.

Income Tax Expense, Including Excise Tax

              The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, the Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income as such taxable income is earned. For the years ended December 31, 2013, 2012 and 2011, we recorded a net expense of $10.3 million, $7.9 million and $6.6 million, respectively, for U.S. federal excise tax.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2013, 2012 and 2011, we recorded a tax expense of approximately $3.8 million, $3.2 million and $0.9 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

              During the year ended December 31, 2013, the Company had $1.8 billion of sales, repayments or exits of investments resulting in $63.7 million of net realized gains. These sales, repayments or exits included $442.3 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized loss of $0.1 million was recorded on these transactions. See Note 4 to our consolidated financial statements for the year ended December 31, 2013 for more detail on IHAM and its managed vehicles. Net realized gains of $63.7 million on investments were comprised of $112.9 million of gross realized gains and $49.2 million of gross realized losses.

              The realized gains and losses on investments during the year ended December 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Passport Health Communications, Inc	$19.8
Financial Pacific Company	17.7
Component Hardware Group, Inc.	17.2
Tradesmen International, Inc.	10.0
AWTP, LLC	8.7
Performant Financial Corporation	8.6
Senior Secured Loan Fund LLC	7.1
Performance Food Group, Inc.	4.1
eInstruction Corporation	(40.3)
Other, net	10.8

Total	$63.7

              During the year ended December 31, 2012, the Company had $2.5 billion of sales, repayments or exits of investments resulting in $46.7 million of net realized gains. These sales, repayments or exits included $256.9 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $2.3 million was recorded on these transactions. Net realized gains of $46.7 million on investments were comprised of $172.0 million of gross realized gains and $125.3 million of gross realized losses. Additionally, during the year ended December 31, 2012, in connection with the repayment in full of the $60 million aggregate principal amount of the Company's asset-backed notes (the "CLO Notes") issued under its 2006 debt securitization (the "Debt Securitization") ahead of their scheduled maturities, $2.7 million of unamortized debt issuance costs were expensed and recorded as a realized loss on the extinguishment of debt.

              The realized gains and losses on investments during the year ended December 31, 2012 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Reed Group, Ltd.	$41.5
Stag-Parkway, Inc.	30.0
R3 Education, Inc. and EIC Acquisitions Corp.	18.3
Savers, Inc. and SAI Acquisition Corporation	15.2
BenefitMall Holdings Inc.	12.5
Things Remembered Inc. and TRM Holdings Corporation	9.6
Sunquest Information Systems, Inc.	9.1
Norwesco	5.7
OTG Management, Inc.	4.0
Crescent Hotels & Resorts, LLC and affiliates	(5.5)
LVCG Holdings LLC	(6.6)
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	(8.3)
Aquila Binks Forest Development, LLC	(9.5)
Making Memories Wholesale, Inc	(12.3)
Firstlight Financial Corporation	(26.0)
Prommis Solutions, LLC	(46.8)
Other, net	15.8

Total	$46.7

              During the year ended December 31, 2011, the Company had $2.5 billion of sales, repayments or exits of investments resulting in $96.6 million of net realized gains. These sales, repayments or exits included $261.3 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized gain of $0.1 million was recorded on these transactions. Net realized gains of $96.6 million on investments were comprised of $249.1 million of gross realized gains and $152.5 million of gross realized losses. Additionally, during the year ended December 31, 2011, in connection with the redemptions of all of the Company's outstanding 6.000% notes due on April 1, 2012 (the "2012 Notes") and all the Company's outstanding 6.625% notes due on July 15, 2011 (the "2011 Notes"), the Company recognized a realized loss on the extinguishment of debt of $19.3 million.

              The realized gains and losses on investments during the year ended December 31, 2011 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Reflexite Corporation	$40.9
DSI Renal, Inc.	27.5
Callidus Debt Partners CLO Fund VI, Ltd.	23.9
Industrial Container Services, LLC	19.9
Dryden XVIII Leveraged Loan 2007 Limited	19.3
Penn Detroit Diesel Allison, LLC	18.4
Callidus MAPS CLO Fund I LLC	15.0
Callidus Debt Partners CLO Fund VII, Ltd.	10.8
Callidus MAPS CLO Fund II, Ltd.	8.2
Callidus Debt Partners CLO Fund IV, Ltd.	8.0
Callidus Debt Partners CLO Fund V, Ltd.	5.7
Border Foods, Inc.	5.2
Driven Brands, Inc	4.5
Callidus Debt Partners CLO Fund III, Ltd	4.4
Sigma International Group, Inc.	(4.3)
AWTP, LLC	(7.6)
Universal Trailer Corporation	(7.9)
HB&G Building Products, Inc.	(9.1)
Summit Business Media, LLC	(10.1)
Wastequip, Inc.	(10.2)
Coverall North America, Inc.	(12.3)
Primis Marketing Group, Inc.	(14.1)
Cook Inlet Alternative Risk, LLC	(15.7)
Direct Buy Holdings, Inc.	(17.7)
MPBP Holdings, Inc.	(27.7)
Other, net	21.6

Total	$96.6

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses. Net unrealized gains and losses for the Company's portfolio for the years ended December 31, 2013, 2012 and 2011, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2013	2012	2011
Unrealized appreciation	$106.5	$151.0	$144.1
Unrealized depreciation	(105.1)	(126.7)	(205.1)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(7.0)	91.0	20.8

Total net unrealized gains (losses) from investments	$(5.6)	$115.3	$(40.2)

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in unrealized appreciation and depreciation during the year ended December 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Senior Secured Loan Fund LLC	$9.8
Orion Foods, LLC	7.0
10th Street, LLC	6.8
American Broadband Communications, LLC	6.6
Imperial Capital Private Opportunities, LP	5.7
OTG Management, LLC	4.5
The Dwyer Group	4.2
Ciena Capital LLC	(7.7)
Competitor Group, Inc.	(9.5)
Instituto de Banca y Comercio, Inc.	(12.6)
UL Holding Co., LLC	(13.2)
CitiPostal Inc.	(13.8)
Ivy Hill Asset Management, L.P.	(13.9)
Other, net	27.5

Total (net)	$1.4

              The changes in unrealized appreciation and depreciation during the year ended December 31, 2012 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Ivy Hill Asset Management, L.P.	$41.6
ADF Restaurant Group, LLC	12.2
R3 Education, Inc.	6.9
Performant Financial Corporation	6.5
Tradesmen International, Inc.	6.5
AWTP, LLC	6.2
Financial Pacific Company	6.0
ELC Acquisition Corp.	5.1
The Dwyer Group	5.0

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Campus Management Corp.	(4.5)
Community Education Centers, Inc	(4.6)
Matrixx Initiatives, Inc.	(4.8)
HCP Acquisition Holdings, LLC	(6.2)
UL Holding Co., LLC	(7.0)
RE Community Holdings II, Inc.	(7.3)
American Broadband Communications, LLC	(8.5)
Orion Foods, LLC	(10.4)
eInstruction Corporation	(16.7)
MVL Group, Inc	(27.9)
Other, net	26.2

Total (net)	$24.3

              The changes in unrealized appreciation and depreciation during the year ended December 31, 2011 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Ivy Hill Asset Management, L.P.	$48.9
Firstlight Financial Corporation	15.4
BenefitMall Holdings, Inc.	9.5
Things Remembered Inc	5.5
American Broadband Holding Company	5.3
Insight Pharmaceuticals Corporation	4.9
Savers, Inc.	4.9
The Step2 Company, LLC	(4.5)
Direct Buy Holdings, Inc	(5.6)
VSS-Tranzact Holdings, LLC	(6.3)
Orion Foods, LLC	(6.8)
Making Memories Wholesale, Inc	(7.0)
Reed Group, Ltd	(8.3)
CitiPostal Inc.	(11.0)
Pillar Processing, LLC	(12.6)
Ciena Capital LLC	(27.0)
eInstruction Corporation	(27.9)
Prommis Solutions, LLC	(43.2)
Other, net	4.8

Total (net)	$(61.0)

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

              The Company's liquidity and capital resources are generated primarily from the net proceeds of public offerings of equity and debt securities, advances from the Facilities, net proceeds from the issuance of other securities, including convertible unsecured notes, as well as cash flows from operations.

              As of March 31, 2014, we had $146.6 million in cash and cash equivalents and $3.1 billion in total aggregate principal amount of debt outstanding ($3.1 billion at carrying value). Subject to leverage and borrowing base restrictions, we had approximately $2.1 billion available for additional borrowings under the Facilities as of March 31, 2014.

              We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such repurchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. As of March 31, 2014, our asset coverage was 260%.

Equity Issuances

              The following table summarizes the total shares issued and proceeds we received in underwritten public offerings of our common stock net of underwriting and offering costs for the years ended December 31, 2013 and 2012. There were no sales of our equity securities during the three months ended March 31, 2014 and the year ended December 31, 2011.

(in millions, except per share data)	Shares issued	Offering price per share(1)	Proceeds net of underwriting discounts and offering costs
2013
December 2013 public offering	16.4	$17.47	$286.0
October 2013 public offering	12.7	$16.98	$214.3
April 2013 public offering	19.1	$17.43	$333.2

Total for the year ended December 31, 2013	48.2		$833.5
2012
August 2012 public offering	25.9	$16.55	$427.6
January 2012 public offering	16.4	$15.41	$252.4

Total for the year ended December 31, 2012	42.3		$680.0

(1)
The shares were sold to the underwriters for a price equal to the offering price per share, which the underwriters were then permitted to sell at variable prices.

              We used the net proceeds from these public equity offerings in 2013 and 2012 to repay outstanding debt and for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective.

              As of March 31, 2014 and December 31, 2013, our total equity market capitalization was $5.3 billion.

Debt Capital Activities

              Our debt obligations consisted of the following as of March 31, 2014 and December 31, 2013:

	As of
	March 31, 2014					December 31, 2013
(in millions)	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)	Principal Amount	Carrying Value
Revolving Credit Facility	$1,170.0	(2)	$—	$—		$1,060.0	$—	$—
Revolving Funding Facility	620.0	(3)	100.0	100.0		620.0	185.0	185.0
SMBC Funding Facility	400.0		—	—		400.0	—	—
February 2016 Convertible Notes	575.0		575.0	558.5	(4)	575.0	575.0	556.5	(4)
June 2016 Convertible Notes	230.0		230.0	222.6	(4)	230.0	230.0	221.8	(4)
2017 Convertible Notes	162.5		162.5	159.5	(4)	162.5	162.5	159.2	(4)
2018 Convertible Notes	270.0		270.0	264.4	(4)	270.0	270.0	264.1	(4)
2019 Convertible Notes	300.0		300.0	295.5	(4)	300.0	300.0	295.3	(4)
2018 Notes	750.0		750.0	750.8	(5)	600.0	600.0	596.7	(5)
February 2022 Notes	143.8		143.8	143.8		143.8	143.8	143.8
October 2022 Notes	182.5		182.5	182.5		182.5	182.5	182.5
2040 Notes	200.0		200.0	200.0		200.0	200.0	200.0
2047 Notes	229.5		229.5	181.1	(6)	230.0	230.0	181.4	(6)

	$5,233.3		$3,143.3	$3,058.7		$4,973.8	$3,078.8	$2,986.3

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows us, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,755.0 million.

(3)
Provides for a feature that allows us and Ares Capital CP, under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865.0 million.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less the unaccreted discount initially recorded upon issuance of the Convertible Unsecured Notes. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $16.5 million, $7.4 million, $3.0 million, $5.6 million and $4.5 million, respectively, as of March 31, 2014. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $18.5 million, $8.2 million, $3.3 million, $5.9 million and $4.7 million, respectively, as of December 31, 2013.

(5)
Represents the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the 2018 Notes. The total unamortized premium for the 2018 Notes was $0.8 million as of March 31, 2014. The total unaccreted discount for the 2018 Notes was $3.3 million as of December 31, 2013.

(6)
Represents the aggregate principal amount outstanding less the unaccreted purchased discount. The total unaccreted purchased discount for the 2047 Notes was $48.4 million and $48.6 million as of March 31, 2014 and December 31, 2013, respectively.

              The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all our debt outstanding as of March 31, 2014 were 5.4% and 7.6 years, respectively, and as of December 31, 2013 were 5.3% and 7.9 years, respectively.

              The ratio of total principal amount of debt outstanding to stockholders' equity as of March 31, 2014 was 0.64:1.00 compared to 0.63:1.00 as of December 31, 2013. The ratio of total carrying value of debt outstanding to stockholders' equity as of March 31, 2014 was 0.62:1.00 compared to 0.61:1.00 as of December 31, 2013.

    Revolving Credit Facility

              We are party to the Revolving Credit Facility, which as of March 31, 2014 allowed us to borrow up to $1,170 million at any one time outstanding. See "Recent Developments" as well as Note 15 to our consolidated financial statements for the three months ended March 31, 2014 for more information on the Revolving Credit Facility. The end of the revolving period and the stated maturity date for the Revolving Credit Facility are May 4, 2018 and May 4, 2019, respectively. The Revolving Credit Facility also provides for a feature that allowed us, under certain circumstances, to increase the size of the facility to a maximum of $1,755 million as of March 31, 2014. The interest rate charged on the Revolving Credit Facility is based on LIBOR plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.00%. Additionally, we are required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. As of March 31, 2014, there were no amounts outstanding under the Revolving Credit Facility and we were in compliance in all material respects with the terms of the Revolving Credit Facility.

    Revolving Funding Facility

              Our consolidated subsidiary, Ares Capital CP, is party to the Revolving Funding Facility, which as of March 31, 2014 allowed Ares Capital CP to borrow up to $620 million at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. As of March 31, 2014, the end of the reinvestment period and the stated maturity date for the Revolving Funding Facility was April 18, 2015 and April 18, 2017, respectively. The Revolving Funding Facility also provides for a feature that allowed, under certain circumstances, for an increase in the size of the facility to a maximum of $865 million as of March 31, 2014. The interest rate charged on the Revolving Funding Facility is one month LIBOR plus an applicable spread ranging from 2.25% to 2.50% over LIBOR and ranging from 1.25% to 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the facility. Additionally, as of March 31, 2014, Ares Capital CP was required to pay a commitment fee of between 0.50% and 1.75% per annum depending on the size of the unused portion of the Revolving Funding Facility. As of March 31, 2014, the principal amount outstanding under the Revolving Funding Facility was $100.0 million and we and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility. See "Recent Developments" as well as Note 15 to our consolidated financial statements for the three months ended March 31, 2014 for more information on the Revolving Funding Facility.

    SMBC Funding Facility

              Our consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility"), which allows ACJB to borrow up to $400 million at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2016 and September 14, 2021, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement. The interest rate charged on the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.00%. Through March 14, 2014, ACJB was required to pay a commitment fee of up to 0.75% per annum depending on the size of the unused portion of the SMBC Funding Facility. After March 14, 2014, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility. As of March 31, 2014, there were no amounts outstanding under the SMBC Funding Facility and we and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

    Convertible Unsecured Notes

              In January 2011, we issued $575 million aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, we issued $230 million aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2012, we issued $162.5 million aggregate principal amount of unsecured convertible senior notes that mature on March 15, 2017 (the "2017 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In the fourth quarter of 2012, we issued $270.0 million aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2018 (the "2018 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In July 2013, we issued $300.0 million aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes, the "Convertible Unsecured Notes"), unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 5.750%, 5.125%, 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

              In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at their respective conversion rates (listed below as of March 31, 2014) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the respective Convertible Unsecured Notes Indenture. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if we engage in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require us to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of March 31, 2014) are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91	$17.53
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.62	$18.53	$19.05	$19.70	$20.05
Conversion rate (shares per one thousand dollar principal amount)(1)	53.6914	53.9565	52.5068	50.7591	49.8854
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of March 31, 2014, taking into account certain de minimis adjustments that will be made on the conversion date.

    Unsecured Notes

    2018 Notes

              In November 2013, we issued $600.0 million in aggregate principal amount of senior unsecured notes, which bear interest at a rate of 4.875% per year and mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, as determined in the indenture governing the 2018 Notes, and any accrued and unpaid interest.

              In January 2014, we issued an additional $150.0 million aggregate principal amount of the 2018 Notes at a premium of 102.7% of their principal amount.

    February 2022 Notes

              In February 2012, we issued $143.8 million in aggregate principal amount of senior unsecured notes, which bear interest at a rate of 7.00% per year and mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after February 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

    October 2022 Notes

              In September 2012 and October 2012, we issued $182.5 million in aggregate principal amount of senior unsecured notes, which bear interest at a rate of 5.875% per year and mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes require payment of interest quarterly and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

    2040 Notes

              In October 2010, we issued $200.0 million in aggregate principal amount of senior unsecured notes which bear interest at a rate of 7.75% and mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after October 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

    2047 Notes

              As part of the Allied Acquisition, we assumed $230.0 million aggregate principal amount of senior unsecured notes which bear interest at a rate of 6.875% and mature on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the February 2022 Notes, the October 2022 Notes and the 2040 Notes, the "Unsecured Notes"). The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

              As of March 31, 2014 we were in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures and the indentures governing the Unsecured Notes.

              The Convertible Unsecured Notes and the Unsecured Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. The Convertible Unsecured Notes and the Unsecured Notes are not currently senior to any other outstanding debt.

              See Note 5 to our consolidated financial statements for the three months ended March 31, 2014 for more detail on our debt obligations as of March 31, 2014.

CONTRACTUAL OBLIGATIONS

              A summary of the maturities of our principal amounts of debt and other contractual payment obligations as of December 31, 2013 are as follows:

	Payments Due by Period
(in millions)	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Revolving Credit Facility	$—	$—	$—	$—	$—
Revolving Funding Facility	185.0	—	—	185.0	—
SMBC Funding Facility	—	—	—	—	—
February 2016 Convertible Notes	575.0	—	575.0	—	—
June 2016 Convertible Notes	230.0	—	230.0	—	—
2017 Convertible Notes	162.5	—	—	162.5	—
2018 Convertible Notes	270.0	—	—	270.0	—
2019 Convertible Notes	300.0	—	—	—	300.0
2018 Notes	600.0	—	—	600.0	—
February 2022 Notes	143.8	—	—	—	143.8
October 2022 Notes	182.5	—	—	—	182.5
2040 Notes	200.0	—	—	—	200.0
2047 Notes	230.0	—	—	—	230.0
Operating lease obligations	72.0	7.2	12.0	12.5	40.3

	$3,150.8	$7.2	$817.0	$1,230.0	$1,096.6

OFF BALANCE SHEET ARRANGEMENTS

              The Company has various commitments to fund investments in its portfolio, as described below.

              As of March 31, 2014 and December 31, 2013, we had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) our discretion:

	As of
(in millions)	March 31, 2014	December 31, 2013
Total revolving and delayed draw commitments	$762.4	$834.5
Less: funded commitments	(82.8)	(87.1)

Total unfunded commitments	679.6	747.4
Less: commitments substantially at discretion of ours	(6.0)	(16.0)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(1.6)	(1.7)

Total net adjusted unfunded revolving and delayed draw commitments	$672.0	$729.7

              Included within the total revolving and delayed draw commitments as of March 31, 2014 were commitments to issue up to $41.9 million in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2014, we had $16.9 million in letters of credit issued and outstanding under these commitments on behalf of the portfolio companies. In addition to these letters of credit included as a part of the total revolving and delayed draw commitments to portfolio companies, as of March 31, 2014 we also had $5.3 million of letters of credit issued and outstanding on behalf of other portfolio companies. For all these letters of credit issued and outstanding, we would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $16.0 million expire in 2014 and $6.2 million expire in 2015.

              We also have commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw investments to certain portfolio companies of the SSLP. See "Senior Secured Loan Program" above and Note 4 to our consolidated financial statements for the three months ended March 31, 2014 for more information.

              As of March 31, 2014 and December 31, 2013, we were party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
(in millions)	March 31, 2014	December 31, 2013
Total private equity commitments	$59.5	$59.5
Less: funded private equity commitments	(12.1)	(11.9)

Total unfunded private equity commitments	47.4	47.6
Less: private equity commitments substantially at discretion of ours	(43.2)	(43.2)

Total net adjusted unfunded private equity commitments	$4.2	$4.4

              In the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales), we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

              As of March 31, 2014, one of our portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of March 31, 2014, there were no known issues or claims with respect to this performance guaranty.

RECENT DEVELOPMENTS

              In May 2014, we and Ares Capital CP entered into an amendment to the Revolving Funding Facility. The amendment, among other things, (1) extended the reinvestment period from April 18, 2015 to May 14, 2017, (2) extended the stated maturity date from April 18, 2017 to May 14, 2019 and (3) reduced the range of commitment fees paid depending on the size of the unused portion of the Revolving Funding Facility from between 0.50% and 1.75% per annum to 0.50% and 1.50% per annum. Commitments under the amended Revolving Funding Facility were reduced from the pre-amendment commitments of $620 million to $540 million.

              In May 2014, we increased total commitments under the Revolving Credit Facility by $80 million from $1,170 million to $1,250 million.

              From April 1, 2014 through April 30, 2014, we made new investment commitments of $303 million, of which $223 million were funded. Of these new commitments, 71% were in first lien senior secured loans, 18% were in second lien senior secured loans, 10% were investments in subordinated certificates of the SSLP to make co-investments with GE in first lien senior secured loans through the SSLP and 1% were in other equity securities. Of the $303 million of new investment commitments, 90% were floating rate, 9% were fixed rate and 1% were non-interest bearing. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 8.6%. We may seek to syndicate a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

              From April 1, 2014 through April 30, 2014, we exited $401 million of investment commitments. Of these investment commitments, 48% were first lien senior secured loans, 47% were second lien senior secured loans, 3% were investments in subordinated certificates of the SSLP, 1% were senior subordinated loans and 1% were other equity securities. Of the $401 million of exited investment commitments, 98% were floating rate, 1% were fixed rate and 1% were non-interest bearing. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 8.8%. On the $401 million of investment commitments exited from April 1, 2014 through April 30, 2014, we recognized total net realized gains of approximately $3 million.

              In addition, as of April 30, 2014, we had an investment backlog and pipeline of approximately $235 million and $475 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may syndicate a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will syndicate any portion of these investments.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of ours and our consolidated subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

              Interim financial statements are prepared in accordance with United States generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2014.

Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

              We place our cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. We may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Payment-in-Kind Interest

              We have loans in our portfolio that contain PIK provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash.

Capital Structuring Service Fees and Other Income

              Our investment adviser seeks to provide assistance to our portfolio companies in connection with our investments and in return we may receive fees for capital structuring services. These fees are generally only available to us as a result of our underlying investments, are normally paid at the closing of the investments, are generally non- recurring and are recognized as revenue when earned upon closing of the investment. The services that our investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to us. In certain instances where we are invited to participate as a co-lender in a transaction and do not provide significant services in connection with the investment, a portion of loan fees paid to us in such situations will be deferred and amortized over the estimated life of the loan. We may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by us to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

              Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

    (1)
    Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

    (2)
    Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Accounting for Derivative Instruments

              We do not utilize hedge accounting and instead mark our derivatives to market in the consolidated statement of operations.

Equity Offering Expenses

              Our offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

              Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

Income Taxes

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of- income and asset diversification requirements and timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. We, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions, we accrue excise tax, if any, on estimated excess taxable income as such taxable income is earned.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Quantitative and Qualitative Disclosures About Market Risk

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See "Risk Factors— Risks Relating to Our Business—We are exposed to risks associated with changes in interest rates."

              As of March 31, 2014, 81% of the investments at fair value in our portfolio bore interest at variable rates, 9% bore interest at fixed rates, 8% were non-interest earning and 2% were on non-accrual status. Additionally, for the variable rate investments, 69% of these investments contained interest rate floors (representing 56% of total investments at fair value). The Facilities all bear interest at variable rates with no interest rate floors, while the Unsecured Notes and the Convertible Unsecured Notes bear interest at fixed rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments. In addition, there can be no assurance that we will be able to effectively hedge our interest rate risk.

              Based on our March 31, 2014 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$104.9	$3.0	$101.9
Up 200 basis points	$44.6	$2.0	$42.6
Up 100 basis points	$(14.1)	$1.0	$(15.1)
Down 100 basis points	$6.4	$(0.2)	$6.6
Down 200 basis points	$6.4	$(0.2)	$6.6
Down 300 basis points	$6.4	$(0.2)	$6.6

(1)
Excludes the impact of incentive fees based on pre-incentive fee net investment income. See Note 3 to our consolidated financial statements for the three months ended March 31, 2014 for more information on the incentive fee.

              Based on our December 31, 2013 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$98.2	$5.6	$92.6
Up 200 basis points	$38.7	$3.7	$35.0
Up 100 basis points	$(19.0)	$1.9	$(20.9)
Down 100 basis points	$6.3	$(0.3)	$6.6
Down 200 basis points	$6.3	$(0.3)	$6.6
Down 300 basis points	$6.3	$(0.3)	$6.6

(1)
Excludes the impact of incentive fees based on pre-incentive fee net investment income. See Note 3 to our consolidated financial statements for the three months ended March 31, 2014 for more information on the incentive fee.

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

              Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year ended December 31 since we commenced operations and as of March 31, 2014. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2013, is attached as an exhibit to the registration statement of which this prospectus is a part. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2014 (as of March 31, 2014, unaudited)	$—	$—	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$395,000	$2,518	$—	N/A
Fiscal 2010	$146,000	$3,213	$—	N/A
Fiscal 2009	$474,144	$2,298	$—	N/A
Fiscal 2008	$480,486	$2,205	$—	N/A
Fiscal 2007	$282,528	$2,650	$—	N/A
Fiscal 2006	$193,000	$2,638	$—	N/A
Fiscal 2005	$—	$—	$—	N/A
Revolving Funding Facility
Fiscal 2014 (as of March 31, 2014, unaudited)	$100,000	$2,602	$—	N/A
Fiscal 2013	$185,000	$2,642	$—	N/A
Fiscal 2012	$300,000	$2,816	$—	N/A
Fiscal 2011	$463,000	$2,518	$—	N/A
Fiscal 2010	$242,050	$3,213	$—	N/A
Fiscal 2009	$221,569	$2,298	$—	N/A
Fiscal 2008	$114,300	$2,205	$—	N/A
Fiscal 2007	$85,000	$2,650	$—	N/A
Fiscal 2006	$15,000	$2,638	$—	N/A
Fiscal 2005	$18,000	$32,645	$—	N/A
Fiscal 2004	$55,500	$3,878	$—	N/A
Revolving Funding II Facility
Fiscal 2009	$—	$—	$—	N/A
SMBC Revolving Funding Facility
Fiscal 2014 (as of March 31, 2014, unaudited)	$—	$—	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Debt Securitization
Fiscal 2011	$77,531	$2,518	$—	N/A
Fiscal 2010	$155,297	$3,213	$—	N/A
Fiscal 2009	$273,752	$2,298	$—	N/A
Fiscal 2008	$314,000	$2,205	$—	N/A
Fiscal 2007	$314,000	$2,650	$—	N/A
Fiscal 2006	$274,000	$2,638	$—	N/A
February 2016 Convertible Notes
Fiscal 2014 (as of March 31, 2014, unaudited)	$558,534	$2,602	$—	N/A
Fiscal 2013	$556,456	$2,642	$—	N/A
Fiscal 2012	$548,521	$2,816	$—	N/A
Fiscal 2011	$541,153	$2,518	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
June 2016 Convertible Notes
Fiscal 2014 (as of March 31, 2014, unaudited)	$222,577	$2,602	$—	N/A
Fiscal 2013	$221,788	$2,642	$—	N/A
Fiscal 2012	$218,761	$2,816	$—	N/A
Fiscal 2011	$215,931	$2,518	$—	N/A
2017 Convertible Notes
Fiscal 2014 (as of March 31, 2014, unaudited)	$159,445	$2,602	$—	N/A
Fiscal 2013	$159,220	$2,642	$—	N/A
Fiscal 2012	$158,312	$2,816	$—	N/A
2018 Convertible Notes
Fiscal 2014 (as of March 31, 2014, unaudited)	$264,424	$2,602	$—	N/A
Fiscal 2013	$264,097	$2,642	$—	N/A
Fiscal 2012	$262,829	$2,816	$—	N/A
2019 Convertible Notes
Fiscal 2014 (as of March 31, 2014, unaudited)	$295,488	$2,602	$—	N/A
Fiscal 2013	$295,279	$2,642	$—	N/A
2011 Notes
Fiscal 2010	$296,258	$3,213	$—	$1,018
2012 Notes
Fiscal 2010	$158,108	$3,213	$—	$1,018
2018 Notes
Fiscal 2014 (as of March 31, 2014, unaudited)	$750,825	$2,602	$—	N/A
Fiscal 2013	$596,756	$2,642	$—	N/A
February 2022 Notes
Fiscal 2014 (as of March 31, 2014, unaudited)	$143,750	$2,602	$—	$1,034
Fiscal 2013	$143,750	$2,642	$—	$1,043
Fiscal 2012	$143,750	$2,816	$—	$1,035
October 2022 Notes
Fiscal 2014 (as of March 31, 2014, unaudited)	$182,500	$2,602	$—	$1,002
Fiscal 2013	$182,500	$2,642	$—	$993
Fiscal 2012	$182,500	$2,816		$986
2040 Notes
Fiscal 2014 (as of March 31, 2014, unaudited)	$200,000	$2,602	$—	$1,029
Fiscal 2013	$200,000	$2,642	$—	$1,038
Fiscal 2012	$200,000	$2,816	$—	$1,041
Fiscal 2011	$200,000	$2,518	$—	$984
Fiscal 2010	$200,000	$3,213	$—	$952
2047 Notes
Fiscal 2014 (as of March 31, 2014, unaudited)	$181,140	$2,602	$—	$961
Fiscal 2013	$181,429	$2,642	$—	$972
Fiscal 2012	$181,199	$2,816	$—	$978
Fiscal 2011	$180,988	$2,518	$—	$917
Fiscal 2010	$180,795	$3,213	$—	$847

(1)
Total amount of each class of senior securities outstanding at carrying value at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit" (including for the February

    2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for each of the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

BUSINESS

GENERAL

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $8.2 billion of total assets as of March 31, 2014.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global asset manager with approximately $77 billion of AUM as of March 31, 2014. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early-stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $400 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, IHAM), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Rating Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 16 years and its senior partners have an average of over 26 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. The Company has access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2014, Ares had 304 investment professionals and 397 administrative professionals.

              We and GE also co-invest in first lien senior secured loans of middle market companies through an unconsolidated vehicle, the SSLP. As of March 31, 2014, the SSLP had available capital of $11.0 billion of which approximately $8.8 billion in aggregate principal amount was funded at March 31, 2014. As of March 31, 2014, we had agreed to make available to the SSLP approximately $2.3 billion, of which approximately $1.8 billion was funded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). As of March 31, 2014, our investment in the SSLP was approximately $1.8 billion at fair value (including unrealized appreciation of $27.2 million), which represented approximately 24% of our total portfolio at fair value. As of March 31, 2014, the SSLP had 46 underlying borrowers. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program."

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the Staff informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the SEC issued the Concept Release, which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with our position.

              As of March 31, 2014, our portfolio company, IHAM, which became an SEC-registered investment adviser effective March 30, 2012, managed 13 IHAM Vehicles and served as the sub-manager/sub-servicer for three other IHAM Vehicles. See Note 4 to our consolidated financial statements for the three months ended March 31, 2014 and the year ended December 31, 2013. As of March 31, 2014, IHAM AUM was approximately $2.8 billion. As of March 31, 2014, Ares Capital had invested approximately $171 million (at amortized cost) in IHAM. In connection with IHAM's registration as an SEC-registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM once IHAM became an SEC-registered investment adviser. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions.

About Ares

              Ares (NYSE:ARES) is a leading global asset manager with approximately $77 billion of assets under management and approximately 700 employees in more than 15 offices in the United States, Europe and Asia as of March 31, 2014. Since its inception in 1997, Ares has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns throughout market cycles. Ares believes each of its four distinct but complementary investment groups in Tradable Credit, Direct Lending, Private Equity and Real Estate is a market leader based on assets under management and investment performance. Ares was built upon the fundamental principle that each group benefits from being part of the greater whole.

              The following chart shows the structure and various investment strategies of Ares as of March 31, 2014:

(1)
AUM refers to the assets of the funds, alternative asset companies and other entities and accounts that are managed or co-managed by Ares (including funds managed by IHAM). It includes drawn and undrawn amounts, including certain amounts that are subject to regulatory leverage restrictions and/or borrowing base restrictions. AUM amounts are as of March 31, 2014 and are unaudited. Certain amounts are preliminary and remain subject to change, and differences may arise due to rounding.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of 76 U.S.-based investment professionals as of March 31, 2014 and led by the senior partners of the Ares Direct Lending Group: Michael Arougheti, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has 12 members, including the senior partners and U.S.-based partners of the Ares Direct Lending Group, senior partners in the Ares Private Equity Group and a senior partner in the Ares Tradable Credit Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies, specifically:

  •
  We believe that the disruption and volatility in the credit markets between 2008 and 2009 reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

  •
  We believe that there is a lack of bank market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              As of March 31, 2014, Ares had approximately $77 billion of total AUM in the related asset classes of non-syndicated first and second lien senior secured corporate and commercial real estate loans, syndicated corporate and commercial real estate loans, high yield bonds, corporate and commercial real estate mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for us. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Direct Lending Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible and have significant experience in structuring investments, including the types of investments and the terms associated with such investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Direct Lending Group works closely with Ares' other investment professionals. As of March 31, 2014, Ares oversaw a portfolio of investments in over 1,000 companies, 300 structured assets and approximately 275 properties across over 30 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 16 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 30 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management, which is a subsidiary of Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management base management fees based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds), income based fees and the Capital Gains Fee. See "Management—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to our administration agreement. See "Management—Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest on a concurrent basis with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further there is no assurance that this application for exemptive relief will be granted by the SEC.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In particular, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities"), which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%.

              In addition, as a consequence of our being a RIC for U.S. federal income tax purposes, as well as our status as a BDC, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as a RIC and not be subject to additional corporate-level income taxes. This requirement, in turn, generally prevents us from using earnings to support our operations including making new investments.

MARKET CONDITIONS

              From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global financial markets experienced stress, volatility, instability, illiquidity and disruption, and as a result, during this time the availability of capital and access to capital markets was limited. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility and there can be no assurances that adverse market conditions will not repeat themselves in the future. If they do, we could face difficulty raising new capital on attractive terms. Consequently, our operating strategy could be materially and adversely affected. As the global liquidity situation and market conditions evolve, we will continue to monitor and adjust our approach to funding accordingly. See "Risk Factors—Risks Relating to Our Business—The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations."

              In connection with the prior depressed market conditions of the general economy during the period between 2008 and 2009, the stocks of BDCs as an industry traded at near historic lows as a result of concerns over liquidity, credit quality, leverage restrictions and distribution requirements. In some cases, certain BDCs became "forced sellers" of assets, defaulted on their indebtedness, decreased their distributions to stockholders or announced share repurchase programs. Although we believe that we currently have sufficient capital to fund our investments and operations, if such adverse market conditions repeat themselves, we cannot assure you that the market pressures we may face in the future will not have a material adverse effect on our business, financial condition and results of operations.

INVESTMENTS

Ares Capital Corporation Portfolio

              We have built an investment portfolio of primarily first and second lien senior secured loans, mezzanine debt and, to a lesser extent, equity investments in private middle-market companies. Our portfolio is well diversified by industry sector and its concentration to any single issuer is limited. Our largest investment as of March 31, 2014 was in the subordinated certificates of the SSLP. The SSLP consists of a diverse portfolio of first lien senior secured loans to 46 different borrowers as of March 31, 2014 and the portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio. Our investment in the SSLP represented approximately 24% of our portfolio at fair value as of March 31, 2014.

              Our debt investments in corporate borrowers generally range between $30 million and $400 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the sizes of our investments may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              Our preferred and/or common equity investments have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              In addition, the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our expected final hold size. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount such that we are left with a smaller investment than what was reflected in our original commitment. We may also syndicate a "first out" tranche of a loan to an investor and retain a "last out" tranche of such loan, in which case the "first out" tranche of such loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              We make senior secured loans primarily in the form of first lien loans (including unitranche loans) and second lien loans. Our senior secured loans generally have terms of three to 10 years. In connection with our senior secured loans we generally receive a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Senior secured loans are generally exposed to the least amount of credit risk because they typically hold a senior position with respect to scheduled interest and principal payments and security interests in assets of the borrower. However, unlike mezzanine debt, senior secured loans typically do not receive any stock, warrants to purchase stock or other yield enhancements. Senior secured loans may include both revolving lines of credit and term loans.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior secured loans and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and will often provide lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of an equity co-investment and/or warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than senior secured loans. The equity co- investment and warrants (if any) associated with a mezzanine debt investment typically allow lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              In making an equity investment, in addition to considering the factors discussed below under "—Investment Selection," we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              We generally seek to invest in companies in the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which we have invested:

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  Aerospace and Defense

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  Automotive Services

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  Business Services

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  Consumer Products

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  Containers and Packaging

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  Education

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  Energy

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  Environmental Services

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  Financial Services

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  Food and Beverage

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  Healthcare Services

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  Investment Funds and Vehicles

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  Manufacturing

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  Oil and Gas

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  Other Services

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  Restaurant and Food Services

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  Retail

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  Telecommunications

              However, we may invest in other industries if we are presented with attractive opportunities.

              The industrial and geographic compositions of our portfolio at fair value as of March 31, 2014 and December 31, 2013 were as follows:

	As of
Industry	March 31, 2014	December 31, 2013
Investment Funds and Vehicles(1)	24.0%	23.7%
Healthcare Services	14.9	15.4
Business Services	8.8	9.2
Other Services	8.6	7.5
Education	6.6	6.7
Energy	5.4	5.4
Financial Services	4.8	5.1
Consumer Products	4.7	3.5
Restaurants and Food Services	4.0	5.2
Manufacturing	3.6	3.3
Containers and Packaging	3.3	3.3
Automotive Services	2.9	2.9
Retail	1.6	1.6
Chemicals	1.4	1.4
Aerospace and Defense	1.3	1.4
Other	4.1	4.4

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which had made first lien senior secured loans to 46 and 47 different borrowers as of March 31, 2014 and December 31, 2013, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of
Geographic Region	March 31, 2014	December 31, 2013
West(1)	52.0%	50.0%
Midwest	16.5	15.8
Southeast	13.7	13.6
Mid Atlantic	13.6	15.9
International	2.0	3.7
Northeast	2.2	1.0

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 23.6% and 23.2% of the total investment portfolio at fair value as of March 31, 2014 and December 31, 2013, respectively.

              Since our initial public offering on October 8, 2004 through March 31, 2014, our exited investments resulted in an aggregate cash flow realized internal rate of return (as discussed in more detail in footnote 1 to the table below) to us of approximately 13% (based on original cash invested, net of syndications, of approximately $8.2 billion and total proceeds from such exited investments of approximately $10.0 billion). Approximately 71% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater.

              The aggregate cash flow realized internal rate of return, original cash invested, net of syndications, and total proceeds, in each case from exited investments, are listed below from our initial public offering on October 8, 2004 through the end of each period shown below.

	Exited Investments IPO through
(dollar amounts in millions)	March 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004
Realized internal rate of return(1)	13%	13%	13%	14%	15%	14%	19%	21%	26%	41%	17%
Original cash invested, net of syndications.	$8,169	$7,717	$6,817	$4,638	$2,696	$1,220	$923	$684	$424	$119	$28
Total proceeds	$10,004	$9,445	$8,264	$5,627	$3,256	$1,405	$1,104	$818	$511	$140	$32

(1)
Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized.

              Additionally, since our initial public offering on October 8, 2004 through March 31, 2014, our realized gains have exceeded our realized losses by approximately $270 million (excluding a one-time gain on the Allied Acquisition and realized gains/losses from the extinguishment of debt and other assets). For the same time period, our average annualized net realized gain rate was approximately 1.1% (excluding a one-time gain on the Allied Acquisition and realized gains/losses from the extinguishment of debt and from other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

              Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates since our initial public offering are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over the past 16 years and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Ares in Ares' investment funds.

              This investment philosophy involves, among other things:

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  an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

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  company-specific research and analysis; and

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  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. We follow a rigorous investment process based on:

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  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

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  an evaluation of management and its economic incentives;

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  an analysis of business strategy and industry trends; and

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  an in-depth examination of capital structure, financial results and projections.

              We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Intensive Due Diligence

              The process through which an investment decision is made involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed by us proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally undertaken include:

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  meeting with the target company's management to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

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  checking management's backgrounds and references;

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  performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

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  visiting headquarters and company operations and meeting with top and middle-level executives;

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  contacting customers and vendors to assess both business prospects and standard practices;

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  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

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  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including available Wall Street research, industry association literature and general news);

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  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

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  investigating legal risks and financial and accounting systems.

Selective Investment Process

              After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee, which is comprised of senior members of the Ares Direct Lending Group.

              After the investment is approved by the underwriting committee, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis. Approximately 7-10% of all investments initially reviewed by us will be presented to the investment committee. Approval of an investment for funding requires the approval of the majority of the investment committee of Ares Capital Management, although unanimous consent is sought.

Issuance of Formal Commitment

              Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and/or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. Approximately 5-7% of the investments initially reviewed by us eventually result in the issuance of formal commitments and the closing of such transactions.

Debt Investments

              We invest in portfolio companies primarily in the form of first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt. The first and second lien senior secured loans generally have terms of three to 10 years. In connection with our first and second lien senior secured loans we generally receive security interests in certain assets of our portfolio companies that will serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have LIBOR floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.

              We structure our mezzanine investments primarily as unsecured subordinated loans that provide for relatively high fixed interest rates that provide us with significant current interest income. The mezzanine debt investments generally have terms of up to 10 years. These loans typically have interest-only payments, with amortization of principal, if any, deferred to the later years of the mezzanine investment. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be secured by a subordinated lien on some or all of the assets of the borrower.

              In some cases, our debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior secured loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

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  targeting a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  incorporating "put" rights, call protection and LIBOR floors for floating rate loans, into the investment structure; and

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              We generally require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (a) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow over time, (b) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and (c) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures we may be able to prevent a company from changing the nature of its business or capitalization without our consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity Investments

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

ON-GOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              We closely monitor each investment we make, maintain a regular dialogue with both the management team and other stakeholders and seek specifically tailored financial reporting. In addition, senior investment professionals may take board seats or obtain board observation rights in connection with our portfolio companies. As of March 31, 2014, of our 195 portfolio companies, we were entitled to board seats or board observation rights on 42% of these companies and these companies represented approximately 65% of our portfolio at fair value.

              We seek to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. We often introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

              As of March 31, 2014, the weighted average grade of our portfolio was 3.1. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity."

MANAGERIAL ASSISTANCE

              As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Ares Operations may provide all or a portion of this assistance pursuant to our administration agreement, the costs of which will be reimbursed by us. We may receive fees for these services.

COMPETITION

              Our primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which we compete with for financing opportunities. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business—We operate in a highly competitive market for investment opportunities."

              We believe that the relationships of the members of our investment adviser's investment committee and of the senior partners of Ares enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Ares Capital Management, and our administrator, Ares Operations, each of which is a subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. Our day-to-day investment activities are managed by our investment adviser. Most of the services necessary for the origination of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management had 76 U.S.-based investment professionals as of March 31, 2014 who focus on origination, transaction development, investment and the ongoing monitoring of our investments. See "Management—Investment Advisory and Management Agreement" below. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, Ares Capital does not have a formal employee relations policy.

PROPERTIES

              We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 245 Park Avenue, 44th Floor, New York, New York 10167. We are party to an office lease pursuant to which we are leasing New York office facilities from a third party (the "43rd/44th Floor Space"). We have entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management ("AM LLC"), and IHAM, pursuant to which AM LLC and IHAM subleased approximately 35% and 18%, respectively, of the 43rd/44th Floor Space for a rent equal to 35% and 18%, respectively, of the base annual rent payable by us under our lease for the 43rd/44th Floor Space, plus certain additional costs and expenses.

              We are also party to an office lease pursuant to which we began leasing additional New York office space in early 2013 (the "42nd Floor Space"). We have entered into a sublease with AM LLC to sublease 100% of the 42nd Floor Space to AM LLC for a rent equal to 100% of the base annual rent payable by us under our lease for the 42nd Floor Space, plus certain additional costs and expenses.

              We are also party to an office lease with a third party for office space in Washington D.C. We entered into an office sublease with AM LLC, pursuant to which AM LLC subleases approximately 54% of the Washington, D.C. office space leased by us for a rent equal to 54% of the base annual rent payable by us under our office lease, plus certain additional costs and expenses.

              We have also entered into two office subleases with AM LLC, pursuant to which (i) we sublease approximately 42% of AM LLC's Chicago office space for a rent equal to 42% of the base annual rent payable by AM LLC under its office lease, plus certain additional costs and expenses and (ii) we sublease approximately 7% of certain of AM LLC's Los Angeles office space for a rent equal to 7% of the base annual rent payable by AM LLC under such office lease, plus certain additional costs and expenses.

              The sublease arrangements and allocations described above are as of March 31, 2014. The allocations in connection with our subleases described above are subject to change and future review. These percentages are subject to change depending on the composition of, and functions performed by, the staff in each of these offices. See Note 15 to our consolidated financial statements for the three months ended March 31, 2014 for more information on our office subleases.

LEGAL PROCEEDINGS

              We are party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that we assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on us in connection with our activities or the activities of our portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, we do not expect that these legal proceedings will materially affect our business, financial condition or results of operations.

              On May 20, 2013, we were named as one of several defendants in an action filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the action was transferred to the United States District Court for the District of Delaware pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. The complaint in the action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states our individual share is approximately $117 million, and (2) punitive damages. We are currently unable to assess with any certainty whether we may have any exposure in this action. We believe the claims are without merit and intend to vigorously defend ourselves in this action.

 PORTFOLIO COMPANIES

              The following table describes each of the businesses included in our portfolio and reflects data as of March 31, 2014. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

              We have indicated by footnote portfolio companies (a) where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by us under the Investment Company Act and (b) where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an "affiliated person" under the Investment Company Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to certain of our portfolio companies. Where we do not hold a seat on the portfolio company's board of directors, we may also receive rights to observe such board meetings.

              Where we have indicated by footnote the amount of unfunded commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such unfunded commitments are presented net of (i) standby letters of credit treated as funded commitments because they are issued and outstanding, (ii) commitments substantially at the Company's discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

ARES CAPITAL AND SUBSIDIARIES
PORTFOLIO COMPANIES
As of March 31, 2014
(dollar amounts in thousands)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value
10th Street, LLC and	Real estate holding company	First lien senior secured loan	7.00% Cash, 1.00% PIK	11/2/2019		$24,895
New 10th Street, LLC(4)		Senior subordinated loan	7.00% Cash, 1.00% PIK	11/2/2019		$26,520
5 North 11th Street		Member interest			10.00%	$7,100
Brooklyn, NY 11211		Option			40.10%	$25

2329497 Ontario Inc.	Provider of outsourced data	Second lien senior secured
77 King Street West, Suite 4400	center infrastructure and	loan	10.50% (Libor + 9.25%/M)	6/30/2019		$41,557
PO Box 235	related services
Toronto, ON M5K 1J3
Canada

Access CIG, LLC	Records and information	First lien senior secured loan	7.00% (Libor + 5.75%/M)	10/5/2017		$988
205 Main Street, Suite E	management services
Pleasanton, CA 94566	provider

ADF Capital, Inc., ADF Restaurant	Restaurant owner and	First lien senior secured loan	9.25% (Libor + 8.25%/Q)	12/18/2018		$39,500
Group, LLC, and ARG Restaurant	operator	Promissory note	13.00% PIK	11/27/2016		$16,925
Holdings, Inc.		Warrants			95.00%	$—	(2)
165 Passaic Avenue
Fairfield, NJ 07004

Alegeus Technologies Holdings Corp.	Benefits administration and	Preferred stock			0.79%	$2,702
1601 Trapelo Road	transaction processing	Common stock			0.00%	$27
South Building, 2nd Floor	provider
Waltham, MA 02451

AllBridge Financial, LLC(4)	Asset management services	Equity interests			100.00%	$10,115
13760 Noel Road, Suite 1100
Dallas, TX 75240

Alphabet Energy, Inc.	Technology developer to	First lien senior secured loan	9.50%	7/31/2017		$1,940
26225 Eden Landing Road, Suite D	convert waste-heat into	First lien senior secured loan	9.62%	7/1/2017		$2,910
Hayward, CA 94545	electricity	Series B preferred stock			2.04%	$250
		Warrants			3.22%	$128	(2)

American Academy Holdings, LLC	Provider of education,	First lien senior secured	5.50% (Libor + 4.50%/Q)	3/19/2019		$5,000	(5)
2480 South 3850 West, Suite B	training, certification,	revolving loan
Salt Lake City, UT 84120	networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan	5.50% (Libor + 4.50%/Q)	3/19/2019		$58,641

American Broadband Communications, LLC,	Broadband communication	Warrants			17.00%	$6,402	(2)
American Broadband Holding Company, and	services	Warrants			20.00%	$3,388	(2)
Cameron Holdings of NC, Inc.
401 N. Tryon Street, 10th Floor
Charlotte, NC 28202

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan	8.75% (Libor + 7.25%/Q)	12/1/2025		$1,350
2008 Cypress Street
Paris, KY 40362

Apple & Eve, LLC and US Juice Partners, LLC(3)	Juice manufacturer	Senior units			9.71%	$5,817
2 Seaview Blvd
Port Washington, NY 11050

Argotec, LLC	Manufacturer of	First lien senior secured	7.00% (Base Rate + 3.75%/M)	5/31/2018		$1,000	(6)
53 Silvio O. Conte Drive	thermoplastic polyurethane	revolving loan
Greenfield MA, 01301	films	First lien senior secured loan	7.00% (Base Rate + 3.75%/Q)	5/31/2019		$74
		First lien senior secured loan	5.75% (Libor + 4.75%/M)	5/31/2019		$5,714

Athletic Club Holdings, Inc.	Premier health club	First lien senior secured loan	7.25% (Libor + 6.00%/M)	3/28/2019		$34,000
5201 East Tudor Road	operator
Anchorage, AL 99507

ATI Phyiscal Therapy Holdings, LLC	Outpatient rehabilitation	Class C common stock			0.49%	$55
790 Remington Blvd.	services provider
Boilingbrook, IL 60440

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value
AxelaCare Holdings, Inc. and AxelaCare	Provider of home infusion	First lien senior secured loan	5.75% (Libor + 4.50%/Q)	4/12/2019		$4,430
Investment Holdings, L.P.	services	Preferred units			0.68%	$820
9801 Renner Blvd., Suite 275		Common units			0.68%	$7
Lenexa, KS 66219

Batanga, Inc.	Independent digital media	First lien senior secured	8.50%	4/30/2014		$3,750	(7)
2121 Ponce de Leon Blvd., Suite 800	company	revolving loan
Coral Gables, FL 33134		First lien senior secured loan	9.60%	11/1/2016		$4,607
		First lien senior secured loan	9.60%	9/30/2017		$4,500

BECO Holding Company, Inc.	Wholesale distributor of	Common stock			2.39%	$3,254
10926 David Taylor Drive, Suite 300	first response fire protection
Charlotte, NC 28262	equipment and related parts

Benihana, Inc.	Restaurant owner and	First lien senior secured	—	8/21/2017		$—	(8)
8685 Northwest 53rd Terrace	operator	revolving loan
Miami, FL 33166		First lien senior secured loan	6.75% (Libor + 5.50%/Q)	2/21/2018		$4,900

Bicent (California) Holdings LLC	Gas turbine power	Senior subordinated loan	8.25% (Libor + 7.25%/Q)	2/6/2021		$50,000
100 N. West Street	generation facilities operator
Easton, MD 21601

BlackArrow, Inc.	Advertising and data	First lien senior secured loan	9.25%	9/1/2017		$7,920
65 North San Pedro	solutions software platform	Warrants			1.36%	$76	(2)
San Jose, CA 95110	provider for the television
	and video industry

BluePay Processing, Inc.	Technology-enabled payment	First lien senior secured loan	5.00% (Libor + 4.00%/Q)	8/30/2019		$5,970
184 Shuman Blvd., Suite 350	processing solutions	First lien senior secured loan	6.25% (Base Rate + 3.00%/Q)	8/30/2019		$15
Naperville, IL 60563	provider

Brush Power, LLC	Gas turbine power	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	8/1/2020		$89,752
1150 West Century Ave.	generation facilities operator
Bismarck ND, 58503

Cadence Aerospace, LLC (fka PRV	Aerospace precision	First lien senior secured loan	6.50% (Libor + 5.25%/Q)	5/9/2018		$4,447
Aerospace, LLC)	components manufacturer	Second lien senior secured	10.50% (Libor + 9.25%/Q)	5/10/2019		$77,267
2600 94th Street SW, Suite 150		loan
Everett, WA 98204

California Forensic Medical Group, Incorporated	Correctional facility healthcare operator	First lien senior secured revolving loan	—	11/16/2018		$—	(9)
300 Foam Street, Suite B		First lien senior secured loan	—	11/16/2018		$—	(10)
Monterey, CA 93940		First lien senior secured loan	9.25% (Libor + 8.00%/Q)	11/16/2018		$53,504

Callidus Capital Corporation(4)	Asset management services	Common stock			100.00%	$1,730
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Cambrios Technologies Corporation	Manufacturer of	First lien senior secured loan	12.00%	8/1/2015		$2,576
930 East Arques Ave.	nanotechnology-based	Warrants			4.88%	$6	(2)
Sunnyvale, CA 94085	solutions for electronic
	devices and computers

Campus Management Corp. and Campus Management Acquisition Corp.(3)	Education software developer	Preferred stock			16.75%	$6,873
350 Park Avenue, 23rd Floor
New York, NY 10022

Capital Investments and Ventures Corp.	SCUBA diver training and	First lien senior secured	—	8/9/2018		$—	(11)
30151 Tomas Street,	certification provider	revolving loan	7.00% (Libor + 5.75%/Q)	8/9/2018		$32,645
Rancho Santa Margarita, CA 92688		First lien senior secured loan

Cast & Crew Payroll, LLC and Centerstage	Payroll and accounting	First lien senior secured loan	5.75% (Libor + 4.75%/Q)	12/24/2017		$57,605
Co-Investors, L.L.C.(3)	services provider to the	Class A membership units			10.13%	$4,634
2300 Empire Avenue, 5th Floor	entertainment industry	Class B membership units			10.13%	$4,634
Burbank, CA 91504

CCS Group Holdings, LLC	Correctional facility	Class A units			0.75%	$1,423
3343 Perimeter Hill Drive, Suite 300	healthcare operator
Nashville, TN 37211

Centinela Funding, LLC	Solar power generation	Senior subordinated loan	10.00% (Libor + 8.75%/Q)	11/14/2020		$56,000
Two Tower Center, 11th Floor	facility developer and
East Brunswick, NJ 08816	operator

CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest			12.24%	$2,964
100 Ritchie Road		Limited partnership interest			12.25%	$1,583
Waco, TX 76712

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan	17.50% PIK	6/30/2015		$2,992
3300 Walnut Street, Unit C		Preferred stock			2.79%	$2,448
Boulder, CO 80301

CIBT Investment Holdings, LLC	Expedited travel document	Class A shares			1.97%	$3,758
111 Huntington Ave., 30th Floor	processing services
Boston, MA 02199

CIC Flex, LP	Investment partnership	Limited partnership units			14.28%	$3,561
60 South Sixth Street, Suite 3720
Minneapolis, MN 55402

Ciena Capital LLC(4)	Real estate and small	First lien senior secured	6.00%	12/31/2014		$14,000	(12)
1633 Broadway, 39th Floor	business loan servicer	revolving loan
New York, NY 10019		First lien senior secured loan	12.00%	12/31/2016		$26,000
		Equity interests			100.00%	$12,969

CitiPostal Inc.(4)	Document storage and	First lien senior secured	6.50% (Libor + 4.50%/M)	12/21/2014		$2,500	(13)
5 North 11th Street	management services	revolving loan
Brooklyn, NY 11211		First lien senior secured loan		12/21/2014		$41,500
		Senior subordinated loan		12/21/2015		$—
		Common stock			63.13%	$—

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests			50.00%	$3,936
26300 Harvard Road
Warrensville Heights, OH 44122

Command Alkon, Inc.	Software solutions provider	Second lien senior secured	8.75% (Libor + 7.50%/Q)	3/28/2018		$10,000
1800 International Park Dr., Suite 400	to the ready-mix concrete	loan
Birmingham, AL 35243	industry	Second lien senior secured loan	8.75% (Libor + 7.50%/S)	5/26/2019		$26,500

Commercial Credit Group, Inc.	Commercial equipment	Senior subordinated loan	12.75%	5/10/2018		$28,000
121 West Trade Street, Suite 2100	finance and leasing company
Charlotte, NC 28202

Commons R-3, LLC	Real estate developer	Real estate equity interests			20.00%	$—
5555 Glenridge Connector, Suite 700
Atlanta, GA 30342

Community Education Centers, Inc.	Offender re-entry and	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	12/13/2014		$13,571
35 Fairfield Place	in-prison treatment services	First lien senior secured loan	7.50% (Base Rate + 4.25%/S)	12/13/2014		$714
West Caldwell, NJ 07006	provider	Second lien senior secured loan	15.23% (Libor + 10.00% Cash, 5.00% PIK/Q)	12/13/2015		$34,008
		Second lien senior secured loan	15.23% (Libor + 10.00% Cash, 5.00% PIK/Q)	12/13/2015		$10,250
		Warrants			3.84%	$—	(2)
		Warrants			3.32%	$—	(2)

Competitor Group, Inc. and Calera XVI, LLC	Endurance sports media and	First lien senior secured	10.00% (Base Rate + 6.75%/Q)	11/30/2018		$2,565	(14)
9401 Waples Street, Suite 150	event operator	revolving loan
San Diego, CA 92121		First lien senior secured revolving loan	9.00% (Libor + 7.75%/Q)	11/30/2018		$810	(14)
		First lien senior secured loan	10.00% (Libor + 7.75% Cash, 1.00% PIK/Q)	11/30/2018		$48,650
		Membership units			7.85%	$371

Component Hardware Group, Inc.	Commercial equipment	First lien senior secured	6.75% (Base Rate + 3.50%/Q)	7/1/2019		$187	(15)
1890 Swarthmore Avenue	manufacturer	revolving loan
Lakewood, NJ 08701		First lien senior secured loan	5.50% (Libor + 4.50%/M)	7/1/2019		$23,583

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan	9.00%	9/30/2015		$1,500
10 British American Blvd.
Latham, NY 12110

Coverall North America, Inc.	Commercial janitorial	Letter of credit facility	—	12/22/2014		$—	(16)
5201 Congress Ave., Suite 275	services provider
Boca Raton, FL 33487

Covestia Capital Partners, LP	Investment partnership	Limited partnership interest			47.00%	$838
11111 Santa Monica Blvd, Suite 1620
Los Angeles, CA 90025

Crescent Hotels & Resorts, LLC and	Hotel operator	Senior subordinated loan		9/8/2011		$—
affiliates(4)		Senior subordinated loan		6/1/2017		$—
2000 Avenue of the Stars, 12th Floor		Common equity interest			90.00%	$—
Los Angeles, CA 90067

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value

Crown Health Care Laundry Services, LLC and	Provider of outsourced	First lien senior secured	—	3/13/2019		$—	(17)
Crown Laundry Holdings, LLC(3)	healthcare linen	revolving loan
1501 N. Guillemard Street	management solutions	First lien senior secured loan	8.25% (Libor + 7.00%/Q)	3/13/2019		$24,500
Pensacola, FL 32501		Class A preferred units			11.76%	$2,475
		Class B common units			11.76%	$275

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(3)	Healthcare analysis services provider	First lien senior secured revolving loan	6.25% (Base Rate + 3.00%/Q)	10/4/2018		$144	(18)
8901 Farrow Rd		Class A common stock			5.90%	$4,449
Columbia, SC 29203		Class C common stock			20.00%	$711

Dialysis Newco, Inc.	Dialysis provider	First lien senior secured	—	8/16/2018		$—	(19)
424 Church Street, Suite 1900		revolving loan
Nashville, TN 37219		First lien senior secured loan	5.25% (Libor + 4.25%/Q)	8/16/2020		$1,823
		First lien senior secured loan	5.25% (Libor + 4.25%/Q)	8/16/2020		$13,676
		Second lien senior secured loan	9.75% (Libor + 8.50%/Q)	2/15/2021		$58,195
Distant Lands Trading Co.	Coffee manufacturer	Class A common stock			3.32%	$—
801 Houser Way North		Class A-1 common stock			7.33%	$—
Renton, WA 98055

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan	—	2/1/2018		$—	(20)
1975 W. El Camino Real, Suite 101		First lien senior secured loan	9.25%	10/1/2017		$5,000
Mountain View, CA 94040		Warrants			0.80%	$—	(2)

Driven Brands, Inc. and Driven Holdings, LLC	Automotive aftermarket car care franchisor	First lien senior secured loan	6.00% (Libor + 5.00%/Q)	3/15/2017		$980
128 S. Tryon St., Ste 900		First lien senior secured loan	7.25% (Base Rate + 4.00%/Q)	3/15/2017		$20
Charlotte, NC 28202		Preferred stock			1.96%	$2,910
		Common stock			1.96%	$1,376

Dynamic India Fund IV, LLC	Investment company	Member interest			5.44%	$2,903
IFS Court, Twenty Eight
Cybercity, Ebene, Mauritius

Earthcolor Group, LLC	Printing management	Limited liability company			9.30%	$—
249 Pomeroy Road	services	interests
Parsippany, NJ 07054

Eckler Industries, Inc.	Restoration parts and	First lien senior secured	8.25% (Base Rate + 5.00%/Q)	7/12/2017		$4,200	(21)
5200 S. Washington Ave.	accessories provider for	revolving loan
Titusville, FL 32780	classic automobiles	First lien senior secured loan	8.25% (Base Rate + 5.00%/M)	7/12/2017		$296
		First lien senior secured loan	7.25% (Libor + 6.00%/S)	7/12/2017		$7,826
		First lien senior secured loan	7.25% (Libor + 6.00%/Q)	7/12/2017		$30,448
		Series A preferred stock			5.41%	$1,870
		Common stock			5.41%	$—

EcoMotors, Inc.	Engine developer	First lien senior secured loan	10.83%	10/31/2016		$5,000
17000 Federal Drive, Suite 200		First lien senior secured loan	10.83%	6/1/2017		$5,000
Allen Park, MI 48101		First lien senior secured loan	10.13%	7/1/2016		$4,458
		Warrants			2.29%	$43	(2)

ELC Acquisition Corp., ELC Holdings	Developer, manufacturer	Preferred stock	12.00% PIK		10.57%	$10,633
Corporation, and Excelligence Learning	and retailer of educational	Common stock			8.47%	$1,127
Corporation(3)	products
2 Lower Ragsdale Drive
Monterey, CA 93940

Emerald Performance Materials, LLC	Polymers and performance	First lien senior secured loan	6.75% (Libor + 5.50%/Q)	5/18/2018		$17,773
2020 Front Street, Suite 100	materials manufacturer
Cuyahoga Falls, OH 44221

Encompass Digital Media, Inc.	Provider of outsourced	First lien senior secured loan	6.75% (Libor + 5.50%/Q)	8/10/2017		$19,798
3030 Andrita Street	network origination and
Los Angeles, CA 90065	transmission services for
	media companies
EUNetworks Group Limited	Broadband bandwidth	First lien senior secured loan	—	5/8/2019		$—	(22)
50 Raffles Place	infrastructure provider	First lien senior secured loan	7.50% (Libor + 6.50%/Q)	5/8/2019		$21,177
#32-01 Singapore Land Tower,
Singapore 048623

First Insight, Inc.	SaaS company providing	First lien senior secured loan	9.50%	4/3/2017		$3,465
1606 Carmody Court, Suite 106	merchandising and pricing	Warrants			13.17%	$7	(2)
Sewickley, PA 15143	solutions to companies
	worldwide

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value
Fox Hill Holdings, Inc.	Third party claims	First lien senior secured loan	6.75% (Libor + 5.75%/Q)	6/15/2018		$60,519
571 Main Street	administrator on behalf of	First lien senior secured loan	8.00% (Base Rate + 4.75%/Q)	6/15/2018		$7,135
Hudson, MA 01749	insurance carriers

Fulton Holdings Corp.	Airport restaurant operator	First lien senior secured loan	8.50%	5/28/2018		$43,000
5950 Fulton Industrial Blvd		First lien senior secured loan	8.50%	5/28/2018		$40,000
Atlanta, GA 30336		Common stock			2.16%	$2,020

Garden Fresh Restaurant Corp.	Restaurant owner and	First lien senior secured revolving loan	—	7/3/2018		$—	(23)
15822 Bernardo Center Drive, Suite A	operator	First lien senior secured loan	10.00% (Libor + 8.50%/M)	2/21/2018		$43,367
San Diego, CA 92127

Genocea Biosciences, Inc.	Vaccine discovery	First lien senior secured loan	8.00%	4/1/2017		$10,000
Cambridge Discovery Park, 5th Floor	technology company	Common stock			1.29%	$654
100 Acorn Park Drive
Cambridge, MA 02140

Genomatica, Inc.	Developer of a	First lien senior secured loan	9.26%	10/1/2016		$1,470
4757 Nexus Center Drive	biotechnology platform	Warrants			0.00%	$6	(2)
San Diego, CA 9212	for the production of
	chemical products

Geotrace Technologies, Inc.	Reservoir processing and	Warrants			62.97%	$—	(2)
1011 Highway 6 South, Suite 220	development	Warrants			50.76%	$638	(2)
Houston, TX 77077

GHS Interactive Security, LLC	Originates residential	First lien senior secured loan	—	5/13/2018		$—	(24)
and LG Security Holdings, LLC	security alarm contracts	First lien senior secured loan	7.50% (Libor + 6.00%/S)	5/13/2018		$3,954
2081 Arena Blvd., Suite 260		Class A membership units			31.20%	$432
Sacramento, CA 95834

GI Advo Opco, LLC	Residential behavioral	First lien senior secured loan	6.00% (Libor + 4.75%/Q)	6/30/2017		$14,523
2520 Wrangle Hill Rd, Suite 200	treatment services provider	First lien senior secured loan	7.00% (Base Rate + 3.75%/Q)	6/30/2017		$280
Bear, DE 19701

Gilchrist & Soames, Inc.	Personal care	First lien senior secured revolving loan	7.25% (Base Rate + 4.00%/M)	12/31/2014		$3,650	(25)
1535 E. Naomi Street	manufacturer	First lien senior secured revolving loan	6.25% (Libor + 5.00%/M)	12/31/2014		$5,050	(25)
PO Box 33806		First lien senior secured loan	13.44% Cash, 2.00% PIK	12/31/2014		$21,945
Indianapolis, IN 46203

Global Healthcare Exchange, LLC	On-demand supply chain	First lien senior secured revolving loan	—	3/11/2020		$—	(26)
and GHX Ultimate Parent Corp.	automation solutions	First lien senior secured loan	10.00% (Libor + 9.00%/Q)	3/11/2020		$125,000
1315 W. Century Drive	provider	Class A common stock			0.83%	$2,475
Louisville, CO 80027		Class B common stock			0.63%	$25

Gordian Acquisition Corp.	Financial services firm	Common stock			5.00%	$—
950 Third Avenue, 17th Floor
New York, NY 10022

Harvey Tool Company, LLC	Cutting tool provider to	First lien senior secured revolving loan	5.75% (Libor + 4.75%/Q)	3/28/2019		$198	(27)
and Harvey Tool Holding, LLC	the metalworking industry	First lien senior secured loan	5.75% (Libor + 4.75%/Q)	3/28/2020		$25,000
428 Newburyport Turnpike		Class A membership units			1.15%	$750
Rowley, MA 01969-1729

HCI Equity, LLC(4)	Investment company	Member interest			100.00%	$411
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

HCPro, Inc. and HCP Acquisition	Healthcare compliance	Senior subordinated loan		8/8/2014		$—
Holdings, LLC(4)	advisory services	Class A units			28.83%	$—
600 Fifth Avenue, 17th Floor
New York, NY 10020

Hojeij Branded Foods, Inc.	Airport restaurant operator	First lien senior secured revolving loan	9.00% (Libor + 8.00%/Q)	2/15/2017		$450	(28)
12700 Spine Rd SW		First lien senior secured loan	9.00% (Libor + 8.00%/Q)	2/15/2017		$27,500
Atlanta, GA 30320		Warrants			7.50%	344	(2)
		Warrants			7.50%	4,965	(2)

ICSH, Inc.	Industrial container	First lien senior secured revolving loan	—	8/31/2016		$—	(29)
1540 Greenwood Avenue	manufacturer, reconditioner	First lien senior secured loan	—	8/31/2016		$—	(30)
Montebello, CA 90640	and servicer	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	8/31/2016		$103,708

IfByPhone Inc.	Voice-based marketing	First lien senior secured loan	11.00%	11/1/2015		$1,333
300 W. Adams Street, Suite 900	automation software	First lien senior secured loan	11.00%	1/1/2016		$733
Chicago, IL 60606	provider	Warrants			0.50%	$61	(2)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value

ILC Industries, LLC	Designer and manufacturer	First lien senior secured loan	8.00% (Libor + 6.50%/Q)	7/11/2018		$18,582
105 Wilbur Place	of protective cases and
Bohemia, NY 11716	technically advanced
	lighting systems

Imperial Capital Group LLC	Investment services	Class A common units			3.75%	$15,252
2000 Avenue of the Stars, 9th Floor S		2006 Class B common units			3.75%	$4
Los Angeles, CA 90067		2007 Class B common units			3.75%	$—

Imperial Capital Private Opportunities, LP	Investment partnership	Limited partnership interest			80.00%	$12,548
2000 Avenue of the Stars, 9th Floor S
Los Angeles, CA 90067

Implus Footcare, LLC	Provider of footwear and	Preferred stock	6.00% PIK		2.58%	$5,248
2001 TW Alexander Drive	other accessories	Common stock			2.39%	$992
P.O. Box 13925
Durham, NC 27709

INC Research, Inc.	Pharmaceutical and	Common stock			15.07%	$1,846
3201 Beechleaf Court, Suite 600	biotechnology
Raleigh, NC 27604	consulting services

Infilaw Holding, LLC	Operator of for-profit law	First lien senior secured revolving loan	—	8/25/2016		$—	(31)
1100 5th Avenue South, Suite 301	schools	First lien senior secured loan	9.50% (Libor + 8.50%/Q)	8/25/2016		$14,291
Naples, FL 34102		Series A preferred units			95.34%	$124,890
		Series B preferred units			6.67%	$11,476

Insight Pharmaceuticals	OTC drug products	Second lien senior secured loan	13.25% (Libor + 11.75%/Q)	8/25/2017		$19,310
Corporation(3)	manufacturer	Class A common stock			12.60%	$10,713
1170 Wheeler Way, Suite 150		Class B common stock			12.60%	$10,713
Langhorne, PA 19047

Instituto de Banca y	Private school operator	First lien senior secured loan		6/7/2015		$46,770
Comercio, Inc. &		Series B preferred stock			19.59%	$—
Leeds IV Advisors, Inc.		Series C preferred stock			0.80%	$—
Calle Santa Ana 1660		Common stock			0.83%	$—
Santurce, Puerto Rico 00909-2309

Intermedix Corporation	Revenue cycle management	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	6/27/2020		$112,000
6451 N. Federal Highway, Suite 1000	provider to the
Fort Lauderdale, FL 33308	emergency healthcare industry

Investor Group Services, LLC(3)	Business consulting for	Limited liability company membership			8.50%	$630
2020 Front Street, Suite 100	private equity and	interest
Boston, MA 02116	corporate clients

IronPlanet, Inc.	Online auction platform	First lien senior secured revolving loan	8.00%	9/24/2015		$5,000	(32)
3825 Hopyard Road, Suite 250	provider for	First lien senior secured loan	9.25%	7/1/2017		$7,350
Pleasanton, CA 94588	used heavy equipment	Warrants			7.60%	$242	(2)

ISS #2, LLC	Provider of repairs,	First lien senior secured revolving loan	—	6/5/2018		$—	(33)
2875 North Michigan Avenue,	refurbishments and services	First lien senior secured loan	—	6/5/2018		$—	(34)
Suite 4020	to the broader industrial	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	6/5/2018		$59,575
Chicago, IL 60611	end user markets

Itel Laboratories, Inc.	Data services provider for	First lien senior secured revolving loan	—	6/29/2018		$—	(35)
6745 Phillips Industrial Boulevard	building materials to	Preferred units			1.80%	$1,143
Jacksonville, FL 32256	property insurance
	industry

Ivy Hill Asset Management, L.P.(4)	Asset management services	Member interest			100.00%	$264,941
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Joule Unlimited Technologies, Inc.	Renewable fuel and	First lien senior secured loan	10.00%	2/1/2017		$7,500
and Stichting Joule Global	chemical production	Warrants			2.17%	$39	(2)
Foundation	developer
18 Crosby Drive
Bedford, MA 01730

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value

K2 Pure Solutions Nocal, L.P.	Chemical producer	First lien senior secured revolving loan	8.13% (Libor + 7.13%/M)	8/19/2019		$2,211	(36)
260 Queen Street West, 4th Floor		First lien senior secured loan	7.00% (Libor + 6.00%/M)	8/19/2019		$79,870
Toronto, ON M5V 1Z8
Canada

Keynote Systems, Inc. and	Web and mobile cloud	First lien senior secured revolving loan	—	2/24/2020		$—	(37)
Hawaii Ultimate Parent Corp., Inc.	performance testing	First lien senior secured loan	9.50% (Libor + 8.50%/S)	2/24/2020		$183,175
777 Mariners Island Blvd.	and monitoring	Class A common stock			2.17%	$3,924
San Mateo, CA 94404	services provider	Class B common stock			2.17%	$40

La Paloma Generating	Natural gas fired, combined	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	2/20/2020		$9,750
Company, LLC	cycle	plant operator
24 Waterway Avenue, Suite 800
Houston, TX 77380

Lakeland Tours, LLC	Educational travel provider	First lien senior secured revolving loan	—	12/31/2016		$—	(38)
218 West Water Street, Suite 400		First lien senior secured loan	8.50% (Libor + 7.50%/Q)	12/31/2016		$123,351
Charlottesville, VA 22902		First lien senior secured loan	5.25% (Libor + 4.25%/Q)	12/31/2016		$9,623
		Common stock			3.53%	$4,720

LM Acquisition Holdings, LLC	Developer and manufacturer	Class A units			0.89%	$1,024
6415 Northwest Drive, Unit 11	of medical equipment
Mississauga, ON L4V 1X1
Canada

Mac Lean-Fogg Company	Manufacturer of intelligent	Senior subordinated loan	9.50% Cash, 1.50% PIK	10/31/2023		$100,621
1000 Allanson Road	transportation systems
Mundelein, IL 60060-3890	products in the traffic
	and rail industries

Market Track Holdings, LLC	Business media consulting	Preferred stock			1.50%	$2,097
10 S. Wacker Drive, Suite 2550	services company	Common stock			1.50%	$2,097
Chicago, IL 60606

Massage Envy, LLC	Franchisor in the massage	First lien senior secured revolving loan	—	9/26/2018		$—	(39)
14350 N. 87th Street	industry	First lien senior secured loan	8.50% (Libor + 7.25%/Q)	9/26/2018		$77,962
Suites 200, 205 and 230		Common stock			1.66%	$3,595
Scottsdale, AZ 85260

Matrixx Initiatives, Inc. and	Developer and marketer of	Warrants			4.56%	$334	(2)
Wonder Holdings Acquisition Corp.	over-the-counter healthcare	Warrants			5.00%	$1,167	(2)
8515 E. Anderson Dr.	products
Scottsdale, AZ 85255

MC Acquisition Holdings I, LLC	Healthcare professional	Class A units			0.59%	$1,000
825 East Gate Blvd.	provider
Garden City, NY 11530

McKenzie Sports Products, LLC	Designer, manufacturer and	First lien senior secured loan	7.00% (Base Rate + 3.75%/M)	3/30/2017		$79
1910 Saint Luke's Church Road	distributor of taxidermy	First lien senior secured loan	5.75% (Libor + 4.75%/Q)	3/30/2017		$16,495
Salisbury, NC 28146	forms and supplies

Microstar Logistics LLC,	Keg management solutions	Second lien senior secured loan	8.50% (Libor + 7.50%/Q)	12/14/2018		$142,500
Microstar Global Asset Management LLC,	provider	Common stock			3.47%	$7,650
and MStar Holding Corporation
5299 DTC Blvd., Suite 510
Greenwood Village, CO 80111

Monte Nido Holdings, LLC	Outpatient eating disorder	First lien senior secured loan	7.75% (Libor + 6.75%/Q)	12/20/2019		$44,750
27162 Sea Vista Drive	treatment provider
Malibu, CA 90265

Moxie Liberty LLC	Gas turbine power	First lien senior secured loan	—	8/21/2020		$—	(40)
4100 Spring Valley, Suite 1001	generation facilities
Dallas, TX 75244	operator

Moxie Patiot LLC	Gas turbine power	First lien senior secured loan	—	12/18/2020		$—	(41)
4100 Spring Valley, Suite 1001	generation facilities
Dallas, TX 75244	operator

MSC.Software Corporation and	Provider of software	First lien senior secured loan	8.50% (Libor + 7.25%/Q)	11/30/2017		$43,242
Maximus Holdings, LLC	simulation tools	Warrants			15.00%	$1,506	(2)
4675 MacArthur Court	and related services
Newport Beach, CA 92660

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value

Multi-Ad Services, Inc.(3)	Marketing services and	Preferred units			13.95%	$2,178
1720 W. Detweiller Drive	software provider	Common units			7.48%	$—
Peoria, IL 61615

MVL Group, Inc.(4)	Marketing research provider	Senior subordinated loan		7/8/2012		$2,485
1061 E. Indiantown Road, Suite 300		Junior subordinated loan		7/8/2012		$—
Jupiter, FL 33477		Common stock			56.10%	$—

MW Dental Holding Corp.	Dental services provider	First lien senior secured revolving loan	—	4/12/2017		$—	(42)
680 Hehli Way		First lien senior secured loan	—	4/12/2017		$—	(43)
PO Box 69		First lien senior secured loan	8.50% (Libor + 7.00%/M)	4/12/2017		$1,000
Mondovi, WI 54755		First lien senior secured loan	8.50% (Libor + 7.00%/M)	4/12/2017		$93,384

MWI Holdings, Inc.	Manufacturer of engineered	First lien senior secured loan	9.38% (Libor + 8.13%/Q)	3/27/2019		$48,274
101 Godfrey Street	springs, fasteners,
P.O. Box 7008	and other precision
Logansport, IN 46947	components

Napa Management Services	Anesthesia management	First lien senior secured loan	6.00% (Libor + 5.00%/Q)	2/28/2019		$100,000
Corporation	services provider	Common units			8.90%	$8,717
68 South Service Road, Suite 350
Melville, NY 11747

National Healing Corporation and	Wound care service and	Second lien senior secured loan	9.25% (Libor + 8.00%/Q)	2/5/2020		$10,200
National Healing Holding Corp.	equipment provider	Preferred stock			0.76%	$1,462
5220 Belfort Road, Suite 130
Jacksonville, FL 32256

NComputing, Inc.	Desktop virtualization	Warrants			2.02%	$45	(2)
3979 Freedom Circle, Suite 600	hardware and software
Santa Clara, CA 95054	technology service provider

NetShape Technologies, Inc.	Manufacturer of metal	First lien senior secured revolving loan	7.50% (Libor + 6.50%/Q)	12/31/2014		$784	(44)
8751 Old State Road 60	precision engineered
Sellersburg, IN 47172	components

Netsmart Technologies, Inc. and	Healthcare technology	First lien senior secured loan	—	12/18/2017		$—	(45)
NS Holdings, Inc.	provider	First lien senior secured loan	8.75% (Libor + 7.50%/Q)	12/18/2017		$2,817
4950 College Boulevard		First lien senior secured loan	8.75% (Libor + 7.50%/Q)	12/18/2017		$36,027
Overland Park, KS 66211		Common stock			1.70%	$3,715

New Trident Holdcorp, Inc.	Outsourced mobile	Second lien senior secured loan	10.25% (Libor + 9.00%/Q)	7/31/2020		$80,000
505 Hamilton Ave, Suite 200	diagnostic healthcare
Palo Alto, CA 94301	service provider

NPH, Inc.	Hotel property	Real estate equity interests			100.00%	$5,577
13175 Gregg Street
Poway, CA 92064

Oak Parent, Inc.	Manufacturer of athletic	First lien senior secured loan	7.50% (Libor + 7.00%/Q)	4/1/2018		$39,792
425 Park 20 W	apparel	First lien senior secured loan	9.25% (Base Rate + 6.00%/Q)	4/1/2018		$104
Grovetown, GA 30813

OmniSYS Acquisition Corporation,	Provider of technology-	First lien senior secured revolving loan	—	11/21/2018		$—	(46)
OmniSYS, LLC, and OSYS	enabled solutions	First lien senior secured loan	8.50% (Libor + 7.50%/Q)	11/21/2018		$20,869
Holdings, LLC	to pharmacies	Limited liability company membership			1.57%	$1,031
15950 Dallas Parkway Suite 350		interest
Dallas, TX 75248

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value
Orion Foods, LLC (fka Hot Stuff	Convenience food service	First lien senior secured	10.75% (Base Rate + 7.50%/M)	9/30/2014		$400	(47)
Foods, LLC)(4)	retailer	revolving loan
2930 W. Maple Street		First lien senior secured loan	10.00% (Libor + 8.50%/Q)	9/30/2014		$32,698
Sioux Falls, SD 57118		Second lien senior secured	14.00%	9/30/2014		$4,147
		loan
		Preferred units			93.53%	$—
		Class A common units			100.00%	$—
		Class B common units			25.00%	$—

OTG Management, LLC	Airport restaurant operator	First lien senior secured	—	12/11/2017		$—	(48)
352 Park Avenue South		revolving loan
New York, NY 10010		First lien senior secured loan	—	12/11/2017		$—	(49)
		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$6,250
		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$25,000
		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$11,325
		Common units		12/11/2017	4.44%	$2,120
		Warrants		12/11/2017	7.73%	$4,229	(2)

Panda Sherman Power, LLC	Gas turbine power	First lien senior secured loan	9.00% (Libor + 7.50%/Q)	9/14/2018		$32,500
4100 Spring Valley Road, Suite 1001	generation facilities operator
Dallas, TX 75244

Panda Temple Power II, LLC	Gas turbine power	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	4/3/2019		$20,000
4100 Spring Valley Road, Suite 1001	generation facilities operator
Dallas, TX 75244

Panda Temple Power, LLC	Gas turbine power	First lien senior secured loan	11.50% (Libor + 10.00%/Q)	7/17/2018		$60,000
4100 Spring Valley Road, Suite 1001	generation facilities operator
Dallas, TX 75244

Paper Source, Inc. and Pine	Retailer of fine and	First lien senior secured	—	9/23/2018		$—	(50)
Holdings, Inc.	artisanal stationary	revolving loan
410 N. Milwaukee		First lien senior secured loan	7.25% (Libor + 6.25%/Q)	9/23/2018		$18,905
Chicago, IL 60654		Class A common stock			3.64%	$7,205

Partnership Capital Growth Fund I, L.P.	Investment partnership	Limited partnership interest			25.00%	$3,631
One Embarcadero, Suite 3810
San Francisco, CA 94111

Partnership Capital Growth	Investment partnership	Limited partnership interest			2.50%	$1,999
Investors III, L.P.
One Embarcadero, Suite 3810
San Francisco, CA 94111

Pelican Products, Inc.	Flashlights manufacturer	First lien senior secured loan	7.25% (Base Rate + 4.00%/Q)	7/11/2018		$2,311
23215 Early Avenue		Second lien senior secured	12.25% (Base Rate + 9.00%/Q)	6/14/2019		$32,640
Torrance, CA 90505		loan

PerfectServe, Inc.	Communications software	First lien senior secured	—	6/26/2015		$—	(51)
1225 East Weisgarber Road, Suite 300	platform provider for	revolving loan
Knoxville, TN 37909	hospitals and physician	First lien senior secured loan	—	10/15/2017		$—	(52)
	practices	First lien senior secured loan	10.00%	4/1/2017		$3,500
		Warrants			2.70%	$70	(2)

Performance Food Group, Inc. and	Food service distributor	Second lien senior secured	6.25% (Libor + 5.25%/Q)	11/14/2019		$39,675
Wellspring Distribution Corp		loan
12650 East Arapahoe Road		Class A non-voting common			0.77%	$6,621
Centennial, CO 80112		stock

PG Mergersub, Inc. and PGA	Provider of patient surveys,	Second lien senior secured	8.25% (Libor + 7.00%/M)	10/20/2018		$23,684
Holdings, Inc.	management reports and	loan
245 Park Avenue, 41st Floor	national databases for the	Preferred stock			0.13%	$18
New York, NY 10167	integrated healthcare	Common stock			0.13%	$892
	delivery system

PG-ACP Co-Invest, LLC	Supplier of medical	Class A membership units			99.99%	$1,570
9800 De Soto Avenue	uniforms, specialized
Chatsworth, CA 91311	medical footwear and accessories

Physiotherapy Associates Holdings, Inc.	Outpatient rehabilitation	Class A common stock			8.00%	$3,090
855 Springdale Drive, Suite 200	physical therapy provider
Exton, PA 19341

PIH Corporation	Franchisor of education-	First lien senior secured	7.25% (Libor + 6.25%/M)	6/15/2016		$621	(53)
3660 Cedarcrest Road	based early childhood	revolving loan
Acworth, GA 30101	centers	First lien senior secured loan	7.25% (Libor + 6.25%/M)	6/15/2016		$38,837

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value
Pillar Processing LLC, PHL	Mortgage services	First lien senior secured loan		11/20/2018		$2,145
Investors, Inc., and PHL Holding Co.(3)		First lien senior secured loan		5/20/2019		$—
220 Northpointe		Class A common stock			100.00%	$—
Parkway, Suite G
Buffalo, NY 14228

Piper Jaffray Merchant Banking Fund I, L.P.	Investment partnership	Limited partnership interest			2.00%	$767
800 Nicollet Mall, Suite 800
Minneapolis, MN 55402

Platform Acquisition, Inc.	Data center and managed	Common stock			1.65%	$7,919
330 Primrose Road, Suite 300	cloud services provider
Burlingame, CA 94010

PMI Holdings, Inc.	Restaurant owner and	Preferred stock			1.02%	$624
8000 NE Parkway Dr. #350	operator	Common stock			0.75%	$870
Vancouver, WA 98662

PODS Funding Corp. II	Storage and warehousing	First lien senior secured loan	8.25% (Base Rate + 5.00%/Q)	12/19/2018		$4,103
5585 Rio Vista Drive		First lien senior secured loan	7.00% (Libor + 6.00%/Q)	12/19/2018		$35,763
Clearwater, FL 33760

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock			5.67%	$1,043
1500 Rosecrans Ave, Suite 400
Manhattan Beach, CA 90266

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction	Common units			2.38%	$955
13175 Gregg Street	operator
Poway, CA 92064

Pregis Corporation, Pregis	Provider of highly-	First lien senior secured loan	7.75% (Libor + 6.25%/M)	3/23/2017		$970
Intellipack Corp., and Pregis Innovative	customized, tailored	First lien senior secured loan	8.50% (Base Rate + 5.25%/Q)	3/23/2017		$5
Packaging Inc.	protective packaging
1650 Lake Cook Rd., Suite 400	solutions
Deerfield, IL 60015

Protective Industries, Inc. dba Caplugs	Plastic protection products	First lien senior secured loan	6.75% (Libor + 5.75%/M)	10/7/2019		$995
2150 Elmwood Avenue	manufacturer	Preferred stock			2.50%	$5,601
Buffalo, NY 14207

PSSI Holdings, LLC	Provider of mission-critical	First lien senior secured loan	6.00% (Libor + 5.00%/S)	6/13/2018		$956
1010 E Washington, Suite 202	outsourced cleaning and
Mt. Pleasant, IA 52641	sanitation services to the food processing industry

Quantance, Inc.	Designer of semiconductor	First lien senior secured loan	10.25%	9/1/2016		$3,500
2800 Campus Drive, Suite 100	products to the mobile	Warrants			1.93%	$74	(2)
San Mateo, CA 94403	wireless market

R2 Acquisition Corp.	Marketing services	Common stock			0.33%	$177
207 NW Park Ave
Portland, OR 97209

R3 Education, Inc. and EIC	Medical school operator	Preferred stock			15.66%	$1,936
Acquisitions Corp.		Common membership			22.19%	$29,307
1750 W. Broadway St.		interest
#222 Oviedo, FL 32765		Warrants			10.00%	$—	(2)

Rainstor, Inc.	Database solutions provider	First lien senior secured	—	2/28/2015		$—	(54)
321 Pacifica Ave., 3rd Floor		revolving loan
San Francisco, CA 94111		First lien senior secured loan	11.25%	4/1/2016		$2,500
		Warrants			1.48%	$70	(2)

RCHP, Inc.	Operator of general acute	First lien senior secured loan	7.00% (Libor + 5.75%/Q)	11/4/2018		$75,215
103 Continental Place, Suite 200	care hospitals	Second lien senior secured	11.50% (Libor + 10.00%/Q)	5/4/2019		$85,850
Brentwood, TN 37027		loan

RE Community Holdings II, Inc.	Operator of municipal	Preferred stock			21.43%	$—
and Pegasus Community	recycling facilities
Energy, LLC.
809 West Hill Street
Charlotte, NC 28208

Reed Group, Ltd.	Medical disability	Equity interests			4.00%	$—
10155 Westmoor Drive, Suite 210	management services
Westminster, CO 80021	provider

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value
Respicardia, Inc.	Developer of implantable	First lien senior secured loan	11.00%	7/1/2015		$3,200
12400 Whitewater Drive, Suite 150	therapies to improve	Warrants			0.19%	$29	(2)
Minnetonka, MN 55343	cardiovascular health

Restaurant Holding Company, LLC	Fast food restaurant
Carretera 165 Km 6.2	operator	First lien senior secured loan	8.75% (Libor + 7.75%/M)	2/17/2019		$37,500
Zona Industrial Cataño
Cataño, Puerto Rico 00962

RuffaloCODY, LLC	Provider of student	First lien senior secured	—	5/29/2019		$—	(55)
65 Kirkwood North Rd SW	fundraising and enrollment	revolving loan
Cedar Rapids, IA 52404	management services	First lien senior secured loan	—	5/29/2019		$—	(56)
		First lien senior secured loan	5.50% (Libor + 4.25%/Q)	5/29/2019		$24,933
		First lien senior secured loan	5.50% (Libor + 4.25%/Q)	5/29/2019		$634
		First lien senior secured loan	6.50% (Base Rate + 3.25%/Q)	5/29/2019		$1,453

S.B. Restaurant Company	Restaurant owner and	Preferred stock			2.15%	$—
14241 Firestone Blvd, Suite 315	operator	Warrants			2.50%	$—	(2)
La Mirada, CA 90638

Sage Products Holdings III, LLC	Patient infection control and	Second lien senior secured	9.25% (Libor + 8.00%/Q)	6/13/2020		$75,000
3909 Three Oaks Road	preventive care solutions	loan
Cary, IL 60013	provider

Saw Mill PCG Partners LLC	Manufacturer of metal	Common units			66.67%	$—
8751 Old State Road 60	precision engineered
Sellersburg, IN 47172	components

Senior Secured Loan Fund LLC(4)	Co-investment vehicle	Subordinated certificates	8.23% (Libor + 8.00%/Q)	12/20/2024		$1,841,987
2000 Avenue of the Stars, 12th Floor		Membership interest			87.50%	$—
Los Angeles, CA 90067

Service King Paint & Body, LLC	Collision repair site	First lien senior secured	—	8/20/2017		$—	(57)
808 S. Central Expressway	operators	revolving loan
Richardson, TX 75080		First lien senior secured loan	—	8/20/2017		$—	(58)
		First lien senior secured loan	4.00% (Libor + 3.00%/Q)	8/20/2017		$13,968
		First lien senior secured loan	6.00% (Libor + 5.00%/Q)	8/20/2017		$119,033
		First lien senior secured loan	6.00% (Libor + 5.00%/Q)	8/20/2017		$10,000
		First lien senior secured loan	4.00% (Libor + 3.00%/Q)	8/20/2017		$9,593
		Membership interest			76.92%	$7,140

Ship Investor & Cy S.C.A.	Payment processing	Common stock			1.00%	$2,774
55 Mansell Street	company
London E1 8AN
United Kingdom

Shock Doctor, Inc. and	Developer, marketer and	First lien senior secured	10.00% (Base Rate + 6.75%/Q)	3/14/2020		$2,073	(59)
BRP Hold 14, LLC	distributor of sports	revolving loan
110 Cheshire Lane, Suite 120	protection equipment and	First lien senior secured loan	10.00% (Base Rate + 6.75%/Q)	3/14/2020		$7,871
Minnetonka, MN 55305	accessories.	First lien senior secured loan	10.00% (Base Rate + 6.75%/Q)	3/14/2020		$80,000
		Class A preferred units			3.94%	$5,000

Sorbent Therapeutics, Inc.	Orally-administered drug	First lien senior secured loan	10.25%	9/1/2016		$6,370
710 Lakeway Drive, Suite 290	developer	Warrants			6.12%	$25	(2)
Sunnyvale, CA 94085

Spin HoldCo Inc.	Laundry service and	Second lien senior secured	8.00% (Libor + 7.00%/Q)	5/14/2020		$140,000
303 Sunnyside Blvd., Suite 70	equipment provider	loan
Plainview, NY 11803

SSH Environmental Industries, Inc. and	Manufacturer of magnetic	First lien senior secured loan	9.00% (Libor + 7.50%/Q)	12/16/2016		$10,568
SSH Non-Destructive Testing, Inc.	sensors and supporting
875 N. Michigan Ave., Suite 4020	sensor products
Chicago, IL 60611

Startec Equity, LLC(4)	Communication services	Member interest			100.00%	$191
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Summit Business Media Parent Holding	Business media consulting	Limited liability company			45.98%	$1,620
Company LLC	services	membership interest
375 Park Avenue
New York, NY 10152-0002

Sunrun Solar Owner Holdco X, LLC	Residential solar energy	First lien senior secured loan	9.50% (Libor + 8.25%/Q)	6/30/2019		$59,423
595 Market Street, 29th Floor	provider
San Francisco, CA 94105

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value
Sunrun Solar Owner Holdco XIII, LLC	Residential solar energy	First lien senior secured loan	—	12/31/2019		$—	(60)
595 Market Street, 29th Floor	provider	First lien senior secured loan	9.50% (Libor + 8.25%/Q)	12/31/2019		$28,656
San Francisco, CA 94105

SurgiQuest, Inc.	Medical device company	First lien senior secured	8.50%	9/28/2014		$2,200	(61)
333 Quarry Road		revolving loan
Milford, CT 06460		First lien senior secured loan	10.00%	10/1/2017		$5,726
		First lien senior secured loan	10.69%	10/1/2017		$2,000
		Warrants			5.21%	$—	(2)

The Dwyer Group(3)	Operator of multiple	Senior subordinated loan	11.75%	6/29/2018		$39,900
7 Times Square, Suite 4307	franchise concepts primarily	Series A preferred units	8.00% PIK		18.26%	$14,576
New York, NY 10036	related to home
	maintenance or repairs

The Step2 Company, LLC	Toy manufacturer	Second lien senior secured	10.00%	4/13/2015		$25,600
10010 Aurora-Hudson Road		loan
Streetsboro, OH 44241		Second lien senior secured	10.00%	4/13/2015		$4,500
		loan
		Second lien senior secured		4/13/2015		$14,238
		loan
		Common units			1.77%	$—
		Warrants			5.00%	$—	(2)

The Teaching Company, LLC and The	Education publications	First lien senior secured loan	9.00% (Libor + 7.50%/Q)	3/16/2017		$29,820
Teaching Company Holdings, Inc.	provider	Preferred stock			1.77%	$2,918
4151 Lafayette Center Drive, No. 100		Common stock			3.64%	$7
Chantilly, VA 20151

The Thymes, LLC(4)	Cosmetic products	Preferred units	8.00% PIK		67.50%	$3,519
629 9th Street SE	manufacturer	Common units			67.50%	$7,855
Minneapolis, MN 55414

Things Remembered Inc. and TRM	Personalized gifts retailer	First lien senior secured	—	5/24/2017		$—	(62)
Holdings Corporation		revolving loan
5500 Avion Park Drive		First lien senior secured loan	8.00% (Libor + 6.50%/Q)	5/24/2018		14,775
Highland Heights, OH 44143

TOA Technologies, Inc.	Cloud based, mobile	First lien senior secured	—	10/31/2014		$—	(63)
3333 Richmond Road, Suite 420	workforce management	revolving loan
Beachwood, OH 44122	applications provider	First lien senior secured loan	10.25%	11/1/2016		$12,242
		Warrants			3.91%	1,189	(2)

TPTM Merger Corp.	Manufacturer of time	First lien senior secured	—	9/12/2018		$—	(64)
116 American Road	temperature indicator	revolving loan
Morris Plains, NJ 07950	products	First lien senior secured loan	—	9/12/2018		$—	(65)
		First lien senior secured loan	6.25% (Libor + 5.25%/Q)	9/12/2018		$25,870

Tripwire, Inc.	IT security software	First lien senior secured	—	5/23/2018		$—	(66)
101 SW Main St., Suite 1500	provider	revolving loan
Portland, OR 97204		First lien senior secured loan	7.00% (Libor + 5.75%/Q)	5/23/2018		$144,800
		Class B common stock			2.95%	$84
		Class A common stock			2.95%	$8,348

U.S. Anesthesia Partners, Inc.	Anesthesiology service	First lien senior secured loan	7.25% (Base Rate + 4.00%/Q)	12/31/2019		$29,925
2411 Fountain View Dr., Suite 200	provider
Houston, TX 77057

UL Holding Co., LLC and Universal	Petroleum product	Second lien senior secured		12/31/2014		$34,957
Lubricants, LLC(3)	manufacturer	loan
2824 N Ohio		Second lien senior secured		12/31/2014		$3,683
Wichita, KS 67201		loan
		Second lien senior secured		12/31/2014		$3,657
		loan
		Class A common units			2.68%	$—
		Class B-5 common units			59.92%	$—
		Class B-4 common units			100.00%	$—
		Class C common units			8.60%	$—

United Road Towing, Inc.	Towing company	Warrants			3.00%	$—	(2)
9550 Bornet Drive, Suite 301
Mokena, IL 60448

Velocity Holdings Corp.	Hosted enterprise resource	Common units			6.75%	$4,597
13432 Wards Rd	planning application
Lynchburg, VA 24501	management services
	provider

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-14	Fair Value
Venturehouse-Cibernet Investors, LLC	Financial settlement services	Equity interest			3.31%	$—
509 Seventh Street, N.W.	for intercarrier wireless
Washington, DC 20004	roaming

VSC Investors LLC	Investment company	Membership interest			1.95%	$1,267
401 Vance Street
Los Angeles, CA 90272

VSS-Tranzact Holdings, LLC(3)	Management consulting	Common membership			5.98%	$8,677
350 Park Avenue	services	interest
New York, NY 10022

Wash Multifamily Laundry Systems, LLC	Laundry service and	Second lien senior secured	7.75% (Libor + 6.75%/S)	2/21/2020		$78,000
3690 Redondo Beach Ave.	equipment provider	loan
Redondo Beach, CA 90278

Waste Pro USA, Inc	Waste management services	Preferred Class A common			2.47%	$28,818
2101 West State Road 434, Suite 315		equity
Longwood, FL 32779

Wilcon Holdings LLC	Communications	Class A common stock			4.72%	$1,561
624 South Grand Ave., Suite 1200	infrastructure provider
Los Angeles, CA 90017

Woodstream Corporation	Pet products manufacturer	First lien senior secured loan	6.00% (Libor + 5.00%/Q)	8/31/2016		$8,313
69 N. Locust Street		Senior subordinated loan	11.50%	2/28/2017		$80,000
Lititz, PA 17543-1714		Common stock			2.17%	$2,881

Wyle Laboratories, Inc. and	Provider of specialized	Senior preferred stock	8.00% PIK		0.77%	$112
Wyle Holdings, Inc.	engineering, scientific and	Common stock			0.66%	$1,961
1960 E. Grand Ave., Suite 900	technical services
El Segundo, CA 90245

X Plus Two Solutions, Inc. and	Provider of open and	First lien senior secured	8.50%	9/1/2014		$8,600	(67)
X Plus One Solutions, Inc.	integrated software for	revolving loan
315 Park Avenue South, 12th Floor	digital marketing	First lien senior secured loan	10.00%	3/1/2017		$6,788	(68)
New York, NY 10010	optimization	First lien senior secured loan	10.00%	10/1/2017		$1,820
		Warrants			6.10%	$180	(2)
		Warrants			10.50%	$306	(2)

Young Innovations, Inc.	Dental supplies and	First lien senior secured	—	1/30/2018		$—	(69)
13705 Shoreline Court East	equipment manufacturer	revolving loan
Earth City, MO 63045		First lien senior secured loan	5.75% (Libor + 4.50%/Q)	1/30/2019		$22,403
		First lien senior secured loan	6.75% (Base Rate + 3.50%/Q)	1/30/2019		$20

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bimonthly (B), quarterly (Q) or semiannually (S). For each such loan, we have provided the current interest rate in effect as of September 30, 2012.

(2)
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(3)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.

(4)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(5)
$0 of total commitment of $5,000 remains unfunded as of March 31, 2014.

(6)
$4,000 of total commitment of $5,000 remains unfunded as of March 31, 2014.

(7)
$250 of total commitment of $4,000 remains unfunded as of March 31, 2014.

(8)
Total commitment of $3,231 remains unfunded as of March 31, 2014.

(9)
Total commitment of $5,000 remains unfunded as of March 31, 2014.

(10)
Total commitment of $10,000 remains unfunded as of March 31, 2014.

(11)
Total commitment of $10,000 remains unfunded as of March 31, 2014.

(12)
$0 of total commitment of $20,000 remains unfunded as of March 31, 2014.

(13)
$2,200 of total commitment of $4,700 remains unfunded as of March 31, 2014.

(14)
Total commitment of $3,750 remains unfunded as of March 31, 2014.

(15)
$3,547 of total commitment of $3,734 remains unfunded as of March 31, 2014.

(16)
Total commitment of $5,284 remains unfunded as of March 31, 2014.

(17)
$4,272 of total commitment of $5,000 remains unfunded as of March 31, 2014.

(18)
$4,356 of total commitment of $4,500 remains unfunded as of March 31, 2014.

(19)
Total commitment of $5,716 remains unfunded as of March 31, 2014.

(20)
Total commitment of $5,000 remains unfunded as of March 31, 2014.

(21)
$3,300 of total commitment of $7,500 remains unfunded as of March 31, 2014.

(22)
Total commitment of $20,613 remains unfunded as of March 31, 2014.

(23)
$2,510 of total commitment of $5,000 remains unfunded as of March 31, 2014.

(24)
Total commitment of $17,238 remains unfunded as of March 31, 2014.

(25)
$1,300 of total commitment of $10,000 remains unfunded as of March 31, 2014.

(26)
Total commitment of $15,625 remains unfunded as of March 31, 2014.

(27)
$2,302 of total commitment of $2,500 remains unfunded as of March 31, 2014.

(28)
$1,909 of total commitment of $2,500 remains unfunded as of March 31, 2014.

(29)
$7,341 of total commitment of $10,000 remains unfunded as of March 31, 2014.

(30)
Total commitment of $23,750 remains unfunded as of March 31, 2014.

(31)
$15,330 of total commitment of $25,000 remains unfunded as of March 31, 2014.

(32)
$0 of total commitment of $5,000 remains unfunded as of March 31, 2014.

(33)
Total commitment of $5,000 remains unfunded as of March 31, 2014.

(34)
Total commitment of $10,000 remains unfunded as of March 31, 2014.

(35)
Total commitment of $2,500 remains unfunded as of March 31, 2014.

(36)
$2,744 of total commitment of $5,000 remains unfunded as of March 31, 2014.

(37)
Total commitment of $10,000 remains unfunded as of March 31, 2014.

(38)
$21,236 of total commitment of $22,500 remains unfunded as of March 31, 2014.

(39)
Total commitment of $5,000 remains unfunded as of March 31, 2014.

(40)
Total commitment of $100,000 remains unfunded as of March 31, 2014.

(41)
Total commitment of $100,000 remains unfunded as of March 31, 2014.

(42)
Total commitment of $10,000 remains unfunded as of March 31, 2014.

(43)
Total commitment of $29,000 remains unfunded as of March 31, 2014.

(44)
$188 of total commitment of $972 remains unfunded as of March 31, 2014.

(45)
Total commitment of $2,905 remains unfunded as of March 31, 2014.

(46)
Total commitment of $2,500 remains unfunded as of March 31, 2014.

(47)
$9,600 of total commitment of $10,000 remains unfunded as of March 31, 2014.

(48)
Total commitment of $2,500 remains unfunded as of March 31, 2014.

(49)
Total commitment of $32,425 remains unfunded as of March 31, 2014.

(50)
Total commitment of $2,500 remains unfunded as of March 31, 2014.

(51)
Total commitment of $2,500 remains unfunded as of March 31, 2014.

(52)
Total commitment of $2,500 remains unfunded as of March 31, 2014.

(53)
$2,692 of total commitment of $3,314 remains unfunded as of March 31, 2014.

(54)
Total commitment of $1,000 remains unfunded as of March 31, 2014.

(55)
Total commitment of $7,683 remains unfunded as of March 31, 2014.

(56)
Total commitment of $10,596 remains unfunded as of March 31, 2014.

(57)
Total commitment of $10,000 remains unfunded as of March 31, 2014.

(58)
Total commitment of $5,988 remains unfunded as of March 31, 2014.

(59)
$12,927 of total commitment of $15,000 remains unfunded as of March 31, 2014.

(60)
Total commitment of $11,344 remains unfunded as of March 31, 2014.

(61)
$33 of total commitment of $2,233 remains unfunded as of March 31, 2014.

(62)
Total commitment of $5,000 remains unfunded as of March 31, 2014.

(63)
$2,340 of total commitment of $4,000 remains unfunded as of March 31, 2014.

(64)
Total commitment of $5,000 remains unfunded as of March 31, 2014.

(65)
Total commitment of $7,500 remains unfunded as of March 31, 2014.

(66)
Total commitment of $10,000 remains unfunded as of March 31, 2014.

(67)
$6,400 of total commitment of $15,000 remains unfunded as of March 31, 2014.

(68)
$327 of total commitment of $6,788 remains unfunded as of March 31, 2014.

(69)
Total commitment of $2,857 remains unfunded as of March 31, 2014.

              Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of March 31, 2014.

Senior Secured Loan Fund LLC

              The Senior Secured Loan Fund LLC, or SSLP, was formed in December 2007. We and GE co-invest through the SSLP in first lien senior secured loans of middle-market companies and, as of March 31, 2014, the SSLP had available capital of $11.0 billion of which approximately $8.8 billion in aggregate principal amount was funded. As of March 31, 2014, we had agreed to make available to the SSLP approximately $2.3 billion, of which approximately $1.8 billion was funded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The SSLP consists of a diverse portfolio of first lien senior secured loans to 46 different borrowers as of March 31, 2014 and the portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program."

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of our investments. The size of our board of directors is set at nine members and currently consists of four directors who are "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act and five directors who are not such "interested persons." We refer to the directors who are non-interested persons as our "independent directors." We refer to our directors who are "interested persons" as our "interested directors." Our board of directors elects our officers, who serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

              Under our charter and bylaws, our directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER OFFICERS

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Independent Directors
Steve Bartlett, 66	Director	Class II Director since 2012 (term expires in 2015)
			Since 2012, Mr. Bartlett has been providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable.	One(2)	Centene Corporation
Ann Torre Bates, 56	Director	Class I Director since 2010 (term expires in 2017)
			Ms. Bates currently dedicates her time serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	One(2)	United Natural Foods, Inc., SLM Corporation (Sallie Mae), 17 investment companies in the Franklin Templeton Group of Mutual Funds and Allied Capital Corporation
Steven B. McKeever, 53	Director	Class I Director since 2012 (term expires in 2017)	Since 1997, Mr. McKeever has been CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	One(2)
Frank E. O'Bryan, 80	Director	Class III Director since 2005 (term expires in 2016)	Since 2004, Mr. O'Bryan has been retired.	One(2)	The First American Financial Corp.
Eric B. Siegel, 56	Director	Class III Director since 2004 (term expires in 2016)
			Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities.	One(2)	El Paso Electric Company

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Interested Directors
Michael J. Arougheti, 41(3)	Director and Chief Executive Officer	Class I Director since February 2009 (term expires in 2017); Chief Executive Officer since May 2013 (indefinite term)
			Since May 2013, Mr. Arougheti has served as Chief Executive Officer of the Company and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder of Ares and currently serves as President of Ares, Co-Head and a Senior Partner of the Ares Direct Lending Group and a member of the Ares Board of Directors and Management Committee. In addition, Mr. Arougheti serves as a member of the Investment Committees of Ares Capital Management, the Ares Direct Lending Group, Ares Management Limited and Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation.	One(2)	Ares Commercial Real Estate Corporation, Planet Organic Health Corp.
Antony P. Ressler, 53(4)	Director	Class III Director since 2010 (term expires in 2016)
			Mr. Ressler is a Co-Founder of Ares and currently serves as Chief Executive Officer of Ares and Chairman of the Ares Board of Directors and Management Committee. Mr. Ressler has been a Senior Partner of the Ares Private Equity Group since 1997 and is a member of the Investment Committees of the funds managed by the Ares Private Equity Group and certain funds managed by the Ares Tradable Credit Group.	One(2)	WCA Waste Corporation
Robert L. Rosen, 67(5)	Director	Class II Director since 2004 (term expires in 2015)
			Since August 2005, Mr. Rosen has served as managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies. Mr. Rosen is also an Operating Advisor to Ares Management.	One(2)	Ares Commercial Real Estate Corporation, Sapient Corporation
Bennett Rosenthal, 50(6)	Chairman and Director	Class II Director since 2004 (term expires in 2015)
			Since 2004, Mr. Rosenthal has served as Chairman of the Board. Mr. Rosenthal is a Co-Founder of Ares and currently serves as a Senior Partner of Ares, Co-Head and a Senior Partner of the Ares Private Equity Group and a member of the Ares Board of Directors and Management Committee. Mr. Rosenthal is also a member of the Investment Committees of Ares Capital Management and the funds managed by the Ares Private Equity Group and certain funds in the Direct Lending Group.	One(2)	Nortek, Inc., Hanger, Inc., Maidenform Brands, Inc.
Executive Officers and Certain Other Officers Who Are Not Directors
Joshua M. Bloomstein, 40	General Counsel, Vice President and Secretary	General Counsel since January 2010; Secretary since December 2010; Vice President since November 2006 (indefinite terms)
Since January 2010, Mr. Bloomstein has served as General Counsel of the Company, since December 2010, Mr. Bloomstein has served as Secretary of the Company and since November 2006, Mr. Bloomstein has served as Vice President of the Company. He joined Ares in November 2006 and currently serves as the Deputy General Counsel of Ares Management.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
R. Kipp deVeer, 41	President	Since May 2013 (indefinite term)	Since May 2013, Mr. deVeer has served as President of the Company. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as a Senior Partner in and Co-Head of the Ares Direct Lending Group and member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management, the Ares Direct Lending Group and Ares Management Limited and one of the two investment committees of Ivy Hill Asset Management. Mr. deVeer is also a director of Ares Management Limited.
Mitchell Goldstein, 47	Executive Vice President	Since May 2013 (indefinite term)
Since May 2013, Mr. deVeer has served as President of the Company. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as a Senior Partner in and Co-Head of the Ares Direct Lending Group and member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management, the Ares Direct Lending Group and Ares Management Limited and one of the two investment committees of Ivy Hill Asset Management. Mr. deVeer is also a director of Ares Management Limited. Since May 2013, Mr. Goldstein has served as an Executive Vice President of the Company. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Senior Partner in the Ares Direct Lending Group. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management and the Ares Direct Lending Group and both investment committees of Ivy Hill Asset Management.
Miriam Krieger, 38	Chief Compliance Officer	Since July 2011 (indefinite term)
Since July 2011, Ms. Krieger has served as Chief Compliance Officer of the Company, and currently serves as Ares Management's Deputy Chief Compliance Officer—Direct Lending. From March 2008 until April 2010, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008.
Scott C. Lem, 36	Chief Accounting Officer, Vice President and Treasurer	Chief Accounting Officer since December 2013; Vice President and Treasurer since May 2013 (indefinite terms)
Since December 2013, Mr. Lem has served as Chief Accounting Officer of the Company and since May 2013, Mr. Lem has served as Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. Mr. Lem has also served as Chief Accounting Officer of Ares Capital Management since January 2009. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Daniel F. Nguyen, 42	Vice President and Assistant Treasurer	Vice President since January 2011 and Assistant Treasurer since May 2013 (indefinite terms)	Since January 2011, Mr. Nguyen has served as Vice President of the Company and since May 2013, Mr. Nguyen has served as Assistant Treasurer of the Company. From March 2007 to December 2010 and from September 2012 to May 2013, Mr. Nguyen served as Treasurer of the Company. From July 2004 to March 2007, Mr. Nguyen served as Chief Financial Officer of the Company. Mr. Nguyen joined Ares in August 2000 and currently serves as Executive Vice President and Chief Financial Officer of Ares and a member of the Ares Management Committee. Mr. Nguyen also currently serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. and Ares Multi-Strategy Credit Fund, Inc., two publicly traded closed-end funds managed by an affiliate of Ares Management, and as Treasurer of Ares Commercial Real Estate Corporation.
Penni F. Roll, 48	Chief Financial Officer	Since December 2010 (indefinite term)
Since December 2010, Ms. Roll has served as Chief Financial Officer of the Company. Since April 2010, Ms. Roll has served as Executive Vice President—Finance of Ares Capital Management. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice.
Michael L. Smith, 43	Executive Vice President	Since May 2013 (indefinite term)
Since May 2013, Mr. Smith has served as an Executive Vice President of the Company. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Senior Partner in the Ares Direct Lending Group. Mr. Smith is a member of the Investment Committees of Ares Capital Management and the Ares Direct Lending Group and one of the two investment committees of Ivy Hill Asset Management.
Michael D. Weiner, 61	Vice President	Since September 2006 (indefinite term)
			Since September 2006, Mr. Weiner has been Vice President of the Company. Mr. Weiner currently serves as General Counsel and Chief Legal Officer of Ares and a member of the Ares Management Committee. From September 2006 to January 2010, Mr. Weiner served as General Counsel to the Company. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since March 2012.		Hughes Communications, Inc.

(1)
The business address of Messrs. Arougheti, Bloomstein, deVeer, Goldstein, Rosen and Smith and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address of Ms. Krieger is c/o Ares Capital Corporation, 2200 Pennsylvania Avenue, Suite 600-W, Washington, DC 20037. The business address of each director, executive officer and other listed officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Including the Company.

(3)
Mr. Arougheti is an interested director because he is the Chief Executive Officer of the Company, is on the Investment Committee of the investment adviser, is a Co-Founder and President of Ares and serves on the Board of Directors and Management Committee of Ares.

(4)
Mr. Ressler is an interested director because he is a Co-Founder and the Chief Executive Officer of Ares and serves as Chairman of the Board of Directors and Management Committee of Ares.

(5)
Mr. Rosen is an interested director because he is an Operating Advisor to Ares Management.

(6)
Mr. Rosenthal is an interested director because he is on the Investment Committee of the investment adviser, is a Co-Founder and Senior Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

Biographical Information and Discussion of Experience and Qualifications, etc.

Directors

              As described below under "Committees of the Board of Directors—Nominating and Governance Committee," the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director and in the paragraph immediately following such director's biographical information, a paragraph discussing such director's particular experience, qualifications, attributes or skills that lead us and our board of directors to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company's business and structure.

Independent Directors

              Steve Bartlett, 66, has served as a director of the Company since 2012 and currently serves on the audit committee. Mr. Bartlett has been a consultant since 2012, providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable. Mr. Bartlett currently sits on the board of directors of Operation Hope and International Relief and Development. In 2001, Mr. Bartlett served on the President's Commission on Excellence in Special Education. Mr. Bartlett previously served as the Mayor of Dallas, Texas from 1991 to 1995, a member of the United States Congress from 1983 to 1991, and a member of the Dallas City Council from 1977 to 1981. Mr. Bartlett also founded Meridian Products Corporation, a manufacturer of injection molded plastics in 1976. Mr. Bartlett previously served on the Board of Governors of the National YMCA, the board of directors of BIPAC and Easter Seals of Greater Washington, DC, and the board of directors for the following companies: Centene Corporation (NYSE), IMCO Recycling, Inc. (NYSE), KB Home Corporation (NYSE), Sun Coast Industries (NYSE), Dallas Can! and Grace Presbyterian Village. Mr. Bartlett also served as co-chair of Character Counts of Dallas and chair of the Trinity Trails. Mr. Bartlett also served on the Dallas-Fort Worth International Airport Board. Mr. Bartlett graduated from the University of Texas at Austin in 1971, later serving as a guest lecturer at the Lyndon B. Johnson School of Public Affairs.

              We believe that Mr. Bartlett's experience serving as President and Chief Executive Officer of the Financial Services Roundtable, his experience in politics (including serving as the Mayor of Dallas, Texas, a member of the United States Congress and a member of the Dallas City Council) and his service as a director of public and private companies provides the board of directors with key experience and insight to the Company, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.

              Ann Torre Bates, 56, has served as a director of the Company since 2010 and is currently the chairperson of the audit committee. Ms. Bates currently dedicates her time serving on the boards of directors of several companies in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ms. Bates holds a BBA in Accountancy from the University of Notre Dame and an MBA in Finance and Economics from Cornell University. She currently serves on the board of directors of United Natural Foods, Inc. and SLM Corporation (Sallie Mae) and is a director or trustee of 17 investment companies in the Franklin

Templeton Group of Mutual Funds. She served as a director of Allied Capital Corporation from 2003 to 2010.

              We believe that Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the board of directors and, specifically, the audit committee of the board of directors with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

              Steven B. McKeever, 53, has served as a director of the Company since 2012 and is currently the chairperson of the nominating and governance committee. Mr. McKeever is the CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Mr. McKeever founded in 1997. From 1991 to 1995, Mr. McKeever was with Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Mr. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Mr. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Mr. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Mr. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Mr. McKeever currently serves as a director of several organizations, including College Bound (Chairman), African Ancestry.com and The Pacific Institute Spirit Board. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Mr. McKeever received his BS from the University of Illinois at Urbana Champaign and received his JD from Harvard Law School.

              We believe that Mr. McKeever's diversity of experiences, in particular his small business and entrepreneurial experience, provides the board of directors with unique insight and expertise into the management of small and middle market companies.

              Frank E. O'Bryan, 80, has served as a director of the Company since 2005 and currently serves on the nominating and governance committee. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004, when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. (formerly Western Pacific Financial) and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O'Bryan holds a BS in Business from the University of Arizona. Mr. O'Bryan is a past member of the boards of directors of Damon Corporation, Grubb & Ellis, Standard Pacific Corporation, Farmers & Merchants Bank and The First American Financial Corporation.

              We believe that Mr. O'Bryan's long and varied business career, including his service as a director of numerous public and private companies, allows him to provide key experience and insight, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry, and that Mr. O'Bryan also provides valuable knowledge and expertise in financial and accounting matters to the board of directors from his service on the audit committees of The First American Financial Corporation and Standard Pacific Corporation.

              Eric B. Siegel, 56, has served as a director of the Company since 2004 and has been the lead independent director of the board of directors since 2010. Mr. Siegel currently serves on the audit committee and the nominating and governance committee. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a director and

Chairman of the Executive Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the Board of Trustees of the Marlborough School. Mr. Siegel holds his BA summa cum laude and Phi Beta Kappa and JD Order of the Coif from the University of California at Los Angeles.

              We believe that Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues and that his experience as a partner in investment firms and over 20 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Interested Directors

              Michael J. Arougheti, 41, has served as Chief Executive Officer of the Company since May 2013 and as a director of the Company since 2009. Mr. Arougheti previously served as President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder, Senior Partner and President of Ares. He is Co-Head and a Senior Partner of the Ares Direct Lending Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Arougheti also is a member of the Investment Committees of our investment adviser, the Ares Direct Lending Group, Ares Management Limited (through which Ares Management manages its European private debt and capital markets businesses) and Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti also sat on the firm's Investment Committee. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. In addition to serving as Chairman of the board of directors of Ares Commercial Real Estate Corporation, Mr. Arougheti also serves on the boards of directors of Investor Group Services, Riverspace Arts and Operation Hope. Mr. Arougheti received a BA in Ethics, Politics and Economics, cum laude, from Yale University.

              We believe that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Arougheti is an interested director because he is the Chief Executive Officer of the Company, is on the Investment Committee of our investment adviser, is a Co-Founder, Senior Partner and President of Ares and serves as a member of the Board of Directors and Management Committee of Ares.

              Antony P. Ressler, 53, has served as a director of the Company since April 2010. Mr. Ressler is a Co-Founder, Senior Partner and Chief Executive Officer of Ares. He serves as Chairman of the Board of Directors and Management Committee of Ares. Mr. Ressler is also a Senior Partner of the Ares Private Equity Group and a member of the Investment Committees of funds managed by the Ares Private Equity Group and certain funds managed by the Ares Tradable Credit Group. Mr. Ressler may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to Ares, Mr. Ressler was a co-founder of Apollo Management, L.P. in 1990 and was a member of the original six-member management team. Mr. Ressler oversaw and led the capital markets activities of Apollo Management, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Inc., with responsibility for the New Issue/Syndicate Desk. Mr. Ressler currently serves on the board of directors of Air Lease Corporation. Mr. Ressler is also a member of the Executive Committee of the Board of Trustees of the Cedars Sinai Medical Center, is Finance Chair and a member of the Executive Committee of the Los Angeles County Museum of Art (LACMA), and is Founder and Co-Chairman of the Alliance for College Ready Public Schools, a high performing group of eighteen charter high schools and middle schools based in Los Angeles. Mr. Ressler is also one of the founding members of the board and Finance Chair of the Painted Turtle Camp, a southern California based organization (affiliated with Paul Newman's Hole in the Wall Association), which was created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler is also a former member of the board of directors of WCA Waste Corporation. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business.

              We believe that Mr. Ressler's intimate knowledge of the business and operations of Ares and the Company, his extensive experience in the financial industry and as a partner in investment firms and his service as a director of other public companies provides industry-specific knowledge and expertise to the board of directors. Mr. Ressler is an interested director because he is a Co-Founder, Senior Partner and Chief Executive Officer of Ares and serves as Chairman of the Board of Directors and Management Committee of Ares.

              Robert L. Rosen, 67, has served as a director of the Company since 2004. Mr. Rosen is an Operating Advisor to Ares Management. Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2005 to 2008, Mr. Rosen was a Managing Partner of RLR Focus Fund LP, an "active value" hedge fund. From 1995 to 2001, Mr. Rosen served as an exclusive consultant to Apollo Management, L.P. In 1998, Mr. Rosen founded National Financial Partners (NYSE: "NFP"), an independent provider of financial services to high net worth individuals and small- to medium-sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to 1993, Mr. Rosen was a Managing Partner of Ballantrae Partners, L.P., an investment partnership. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. In 2012, Mr. Rosen joined the board of directors of Ares Commercial Real Estate Corporation and Sapient Corporation. Mr. Rosen is a member of the NYU Stern School of Business Board of Overseers and a member of the Council on Foreign Relations. Mr. Rosen received an undergraduate degree from City University of New York and an MBA in finance from NYU's Stern School.

              We believe that Mr. Rosen's over 31 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the board of directors and that his expertise in finance provides valuable knowledge to the board of directors. Mr. Rosen is an interested director because of his role as an Operating Adviser to Ares Management.

              Bennett Rosenthal, 50, has served as Chairman of our board of directors since 2004. Mr. Rosenthal is a Co-Founder and Senior Partner of Ares. He is Co-Head and a Senior Partner of the Ares Private Equity Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Rosenthal also is a member of the Investment Committees of our investment adviser and the funds managed by the Ares Private Equity Group and certain funds managed by the Ares Direct Lending Group. Mr. Rosenthal may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Rosenthal joined Ares in 1998 from Merrill Lynch & Co., where he served as a Managing Director in the Global Leveraged Finance Group. Mr. Rosenthal currently serves on the Board of Directors of Aspen Dental Management, Inc., City Ventures, LLC, Nortek, Inc., the parent entities of CHG Healthcare Holdings L.P., CPG International Inc., Serta International Holdco LLC and Simmons Bedding Company, and several other private companies. Mr. Rosenthal's previous public company board of directors experience includes Maidenform Brands, Inc. and Hanger, Inc. Mr. Rosenthal also serves on the Board of Trustees of the Windward School in Los Angeles. Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction.

              We believe that Mr. Rosenthal's intimate knowledge of the business and operations of Ares, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the board of directors valuable insight but also position him well to continue to serve as the chairman of our board of directors. Mr. Rosenthal is an interested director because he is on the Investment Committee of our investment adviser, is a Co-Founder and Senior Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

Executive Officers and Certain Other Officers Who Are Not Directors

              Joshua M. Bloomstein, 40, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares in November 2006 and currently serves as the Deputy General Counsel of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares, Mr. Bloomstein was an attorney with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a BA in Political Science from the State University of New York at Albany and received a JD degree, magna cum laude, from the University of Miami, where he was elected to the Order of the Coif.

              R. Kipp deVeer, 41, serves as President of the Company. He joined Ares in May 2004 and currently serves as a Senior Partner in and Co-Head of the Ares Direct Lending Group and member of the Management Committee of Ares. Mr. deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. deVeer is a member of the Investment Committees of our investment adviser, the Ares Direct Lending Group and Ares Management Limited (through which Ares Management manages its European private debt and capital markets businesses) and one of the two investment committees of Ivy Hill Asset Management. Mr. deVeer is also a director of Ares Management Limited. Prior to joining Ares, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, Mr. deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a BA from Yale University and an MBA from Stanford University's Graduate School of Business.

              Mitchell Goldstein, 47, serves as an Executive Vice President of the Company. Mr. Goldstein joined Ares in May 2005 and currently serves as a Senior Partner in the Ares Direct Lending Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Goldstein is a member of the Investment Committees of our investment adviser and of the Ares Direct Lending Group and both investment committees of Ivy Hill Asset Management. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston ("CSFB"), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a BS in Accounting, received an MBA from Columbia University's Graduate School of Business and is a Certified Public Accountant.

              Miriam Krieger, 38, serves as Chief Compliance Officer of the Company. She joined Ares in April 2010 and currently serves as Ares Management's Deputy Chief Compliance Officer—Direct Lending, and may from time to time, serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a publicly traded business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a BA in Economics and Political Science from Wellesley College and received a JD and an MA in Economics from Duke University.

              Scott C. Lem, 36, serves as Chief Accounting Officer, Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. He joined Ares in July 2003 and currently serves as Chief Accounting Officer of Ares Capital Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Previously, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a BS in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an MBA in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

              Daniel F. Nguyen, 42, serves as a Vice President and Assistant Treasurer of the Company. He joined Ares in August 2000 and serves as Executive Vice President and Chief Financial Officer of Ares and a member of the Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Nguyen also serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. and Ares Multi-Strategy Credit Fund, Inc., two publicly- traded closed-end funds managed by an affiliate of Ares Management, and as Treasurer of Ares Commercial Real Estate

Corporation. From March 2007 to December 2010 and from September 2012 to May 2013, Mr. Nguyen served as Treasurer of the Company and from August 2004 to March 2007, as Chief Financial Officer of the Company. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on financial clients, performing due diligence investigation of potential mergers and acquisitions and analyzing changes in accounting guidelines for derivatives. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European Business at Oxford University as part of the M.B.A. curriculum. Mr. Nguyen is a Chartered Financial Analyst® and a Certified Public Accountant.

              Penni F. Roll, 48, serves as the Chief Financial Officer of the Company. She joined Ares in April 2010 as Executive Vice President—Finance of Ares Capital Management and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice. Ms. Roll graduated magna cum laude with a BSBA in Accounting from West Virginia University. Ms. Roll is a Certified Public Accountant (Inactive).

              Michael L. Smith, 43, serves as an Executive Vice President of the Company. Mr. Smith joined Ares in May 2004 and currently serves as a Senior Partner in the Ares Direct Lending Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Smith is a member of the Investment Committees of our investment adviser and the Ares Direct Lending Group and one of the two investment committees of Ivy Hill Asset Management. Prior to joining Ares, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a BS in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

              Michael D. Weiner, 61, serves as a Vice President of the Company. Mr. Weiner serves as General Counsel and Chief Legal Officer of Ares and is a member of the Management Committee of Ares. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012. From September 2006 to January 2010, Mr. Weiner served as General Counsel of the Company. Mr. Weiner joined Ares in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served on the boards of directors of several corporations. Mr. Weiner currently serves on the Board of Governors of the Cedars-Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.
BOARD LEADERSHIP STRUCTURE

              Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance,

compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

              Under the Company's bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

              Presently, Mr. Rosenthal serves as the chairman of our board of directors. Mr. Rosenthal is an interested director because he is on the Investment Committee of our investment adviser, is a Co-Founder and Senior Partner of Ares and serves on the Board of Directors and Management Committee of Ares. We believe that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as the chairman of our board of directors. Moreover, we believe that we are best served through our existing leadership structure with Mr. Rosenthal as chairman of our board of directors, as Mr. Rosenthal's relationship with our investment adviser provides an effective bridge between our board of directors and our investment adviser, thus ensuring an open dialogue between our board of directors and our investment adviser and that both groups act with a common purpose.

              The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the chairman of the board of directors and between the independent directors and officers of the Company and our investment adviser, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the board of directors designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

              We believe that board leadership structures must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate. However, we re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

BOARD'S ROLE IN RISK OVERSIGHT

              Our board of directors performs its risk oversight function and fulfills its risk oversight responsibilities primarily (a) through its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) by working with our Chief Compliance Officer to monitor risk in accordance with our compliance policies and procedures.

              As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and governance committee assist the board of directors in performing its risk oversight function and fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, assisting the board of directors in fulfilling its oversight responsibilities relating to the Company's systems of internal controls regarding finance and accounting and audits of the Company's financial statements and disclosure controls and procedures, assisting the board of directors in determining the fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and its committees.

              Our board of directors also performs its risk oversight function and fulfills its risk oversight responsibilities by working with our Chief Compliance Officer to monitor risk in accordance with the Company's policies and procedures. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. Our Chief Compliance Officer's report, which is reviewed by and discussed with our board of directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of our Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which our board of directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, our Chief Compliance Officer reports to our board of directors on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

              We believe that our board of directors' role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC we must comply with certain regulatory requirements and restrictions that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in "qualifying assets" and, subject to certain exceptions, we are subject to restrictions on our ability to engage in transactions with Ares and its affiliates. See "Regulation." In addition, we have elected to be treated as a RIC under the Code. As a RIC we must, among other things, meet certain source of income and asset diversification requirements. See "Certain Material U.S. Federal Income Tax Considerations."

              We believe that the extent of our board of directors' (and its committees') role in risk oversight complements our board of directors' leadership structure because it allows our independent directors, through the two fully independent board committees, a lead independent director, executive sessions with each of our Chief Compliance Officer, our independent registered public accounting firm and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

              We believe that our board of directors' role in risk oversight must be evaluated on a case-by-case basis and that our board of directors' existing role in risk oversight is appropriate. However, our board of directors re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

COMMITTEES OF THE BOARD OF DIRECTORS

              Our board of directors has established an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2013, the board of directors held 15 formal meetings, the audit committee held eight formal meetings, and the nominating and governance committee held four formal meetings. We encourage, but do not require, the directors to attend our annual meeting of stockholders in person.

Audit Committee

              The members of the audit committee are Ms. Bates and Messrs. Bartlett and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee.

              The role of the audit committee is to assist our board of directors in fulfilling its oversight responsibilities by: (i) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements and internal control over financial reporting and (ii) reviewing the financial reports and other financial information provided by the Company to the public. The audit committee is also responsible for approving our independent registered public accounting firm and recommending them to our board of directors (including a majority of the independent directors) for approval and submission to our stockholders for ratification, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls and procedures.

              The audit committee also assists our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available, and in connection therewith recommends valuation policies to the board of directors, considers valuation issues with respect to liquid securities and reviews valuations of illiquid securities proposed by the investment adviser. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with the Company's officers and management of our investment adviser the Company's major financial risk exposures and the steps that the Company has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The audit committee also reviews and approves all transactions with related persons of the Company that are brought to the audit committee's attention, including each annual renewal of our investment advisory and management agreement and our administration agreement.

              This description of the audit committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

              Our board of directors has determined that Ms. Bates is an "audit committee financial expert" within the meaning of the rules of the SEC.

Nominating and Governance Committee

              The members of the nominating and governance committee are Messrs. McKeever, O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. McKeever currently serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for (i) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the board of directors for approval, (ii) identifying individuals qualified to become directors, (iii) evaluating and recommending to the board of directors nominees to fill vacancies on the board of directors or committees thereof or to stand for election by the stockholders of the Company, (iv) reviewing the

Company's policies relating to corporate governance and recommending any changes in such policies to the board of directors, and (v) overseeing the evaluation of the board of directors and its committees.

              In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

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  are of high character and integrity;

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  are accomplished in their respective fields, with superior credentials and recognition;

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  have relevant expertise and experience upon which to be able to offer advice and guidance to the Company's officers and management of the investment adviser and the administrator;

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  have sufficient time available to devote to the affairs of the Company;

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  are able to work with the other members of the board of directors and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

              The nominating and governance committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting or later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

              This description of the nominating and governance committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

Compensation Committee

              Currently, we do not have a compensation committee because our executive officers do not receive any direct compensation from us. Instead of having a compensation committee, we have provided that the oversight of the amounts payable to our investment adviser and our administrator pursuant to our investment advisory and management agreement and our administration agreement, respectively, will be separately approved by the audit committee, which is comprised entirely of independent directors for purposes of the NASDAQ corporate governance requirements and rules and regulations of the SEC, including the compensation committee requirements of NASDAQ Marketplace Rule 5605(d) and Rule 5605(a)(2). The compensation payable to our investment adviser pursuant to the investment advisory and management agreement is also separately approved by a majority of our independent directors in accordance with Section 15(c) of the Investment Company Act. The specific responsibilities of the audit committee, including those related to compensation, are set forth in the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

BENEFICIAL OWNERSHIP OF OUR DIRECTORS

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on June 24, 2014 and the number of shares beneficially owned by each of our directors as of December 31, 2013. We are not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Aggregate Dollar Range of Equity Securities in Ares Capital(1)(2)
Independent Directors(3)
Steve Bartlett(4)	$10,001-$50,000
Ann Torre Bates	$50,001-$100,000
Steven B. McKeever	$10,001-$50,000
Frank E. O'Bryan	Over $100,000
Eric B. Siegel	Over $100,000
Interested Directors
Michael J. Arougheti	Over $100,000
Antony P. Ressler	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal	Over $100,000

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000. The dollar range of our equity securities beneficially owned is calculated based on the closing sales price of our common stock as reported on The NASDAQ Global Select Market as of June 24, 2014.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of December 31, 2013, to the best of our knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in us, our investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with us or our investment adviser.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

COMPENSATION TABLE

              The following table shows information regarding the compensation earned or actually received by our directors, none of whom is our employee, for services as a director for the fiscal year ended December 31, 2013. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors, since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Steve Bartlett	$162,000	$162,000
Ann Torre Bates	$178,500	$178,500
Steven B. McKeever	$168,500	$168,500
Frank E. O'Bryan	$164,500	$164,500
Eric B. Siegel	$189,500	$189,500
Interested Directors
Michael J. Arougheti	None	None
Antony P. Ressler	None	None
Robert L. Rosen(2)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
While Mr. Rosen did not receive any compensation from us for the fiscal year ended December 31, 2013, he did receive $160,500 from Ares Management in connection with his service as our director for such period.

              The independent directors receive an annual fee of $125,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $10,000, the lead independent director receives an additional annual fee of $15,000, and each chairperson of any other committee receives an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers.

PORTFOLIO MANAGERS

              We consider the members of the Investment Committee of Ares Capital Management to be our portfolio managers. The following individuals function as portfolio managers with the most significant responsibility for the day-to-day management of our portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J. Arougheti	Chief Executive Officer and Director of the Company	10	Since May 2013, Mr. Arougheti has served as Chief Executive Officer of the Company and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder of Ares and currently serves as President of Ares, Co-Head and a Senior Partner of the Ares Direct Lending Group and a member of the Ares Board of Directors and Management Committee. In addition, Mr. Arougheti serves as a member of the Investment Committees of Ares Capital Management, the Ares Direct Lending Group, Ares Management Limited and Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation.
R. Kipp deVeer	President of the Company	10

Since May 2013, Mr. deVeer has served as President of the Company. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as a Senior Partner in and Co-Head of the Ares Direct Lending Group and member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management, the Ares Direct Lending Group and Ares Management Limited and one of the two investment committees of Ivy Hill Asset Management. Mr. deVeer is also a director of Ares Management Limited.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Executive Vice President of the Company	9

Since May 2013, Mr. Goldstein has served as an Executive Vice President of the Company. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Senior Partner in the Ares Direct Lending Group. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management and the Ares Direct Lending Group and both investment committees of Ivy Hill Asset Management.

John Kissick	Senior Partner in Ares Private Equity Group	16

Mr. Kissick serves as a Senior Partner in the Ares Private Equity Group. Mr. Kissick is also a Senior Advisor to the Ares Tradable Credit Group and is a member of the Investment Committees of all Ares funds.

Bennett Rosenthal	Chairman of the board of directors of the Company; Senior Partner in and Co-Head of the Ares Private Equity Group	16

Since 2004, Mr. Rosenthal has served as Chairman of the Board. Mr. Rosenthal is a Co-Founder of Ares and currently serves as a Senior Partner of Ares, Co-Head and a Senior Partner of the Ares Private Equity Group and a member of the Ares Board of Directors and Management Committee. Mr. Rosenthal is also a member of the Investment Committees of Ares Capital Management and the funds managed by the Ares Private Equity Group and certain funds in the Direct Lending Group.

David Sachs	Senior Partner in Ares Tradable Credit Group	16

Mr. Sachs serves as a Senior Partner in the Ares Tradable Credit Group. Mr. Sachs is a member of the Investment Committees of all Ares funds. Mr. Sachs is also a member of one of the two investment committees of Ivy Hill Asset Management.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael L. Smith	Executive Vice President of the Company	10

Since May 2013, Mr. Smith has served as an Executive Vice President of the Company. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Senior Partner in the Ares Direct Lending Group. Mr. Smith is a member of the Investment Committees of Ares Capital Management and the Ares Direct Lending Group and one of the two investment committees of Ivy Hill Asset Management.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that:

  •
  Messrs. Kissick and Rosenthal are each Senior Partners in the Ares Private Equity Group with responsibilities for certain funds and managed accounts, which as of March 31, 2014 had approximately $10 billion of AUM, a portion of which is used to calculate Ares' advisory fees related to such funds;

  •
  Mr. Kissick is a member of certain investment committees of and Mr. Sachs is a Senior Partner in the Ares Tradable Credit Group with responsibilities for certain funds and managed accounts, which as of March 31, 2014 had approximately $31 billion of AUM, a portion of which is used to calculate Ares' advisory fees related to such funds; and

  •
  Messrs. Arougheti, deVeer, Goldstein and Smith are each Senior Partners in the Ares Direct Lending Group. All such individuals have responsibilities with respect to certain funds and managed accounts, which as of March 31, 2014 had approximately $28 billion (including the Company) of AUM, a portion of which is used to calculate Ares' advisory fees related to such funds and managed accounts.

See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Each of Messrs. Arougheti, deVeer, Goldstein and Smith is responsible for deal origination, execution and portfolio management. In addition to his deal origination, execution and portfolio management responsibilities, Mr. Arougheti also spends a portion of his time on corporate and administrative activities in his capacity as the Company's Chief Executive Officer and as President of Ares Management. Each of Messrs. Arougheti, deVeer, Goldstein and Smith is a Senior Partner in the Ares Direct Lending Group and receives a compensation package that includes some combination of fixed draw and variable incentive compensation based primarily on our performance. None of the portfolio managers receives any direct compensation from us.

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on June 24, 2014 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2013 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Michael J. Arougheti	Over $1,000,000
R. Kipp deVeer	Over $1,000,000
Mitchell Goldstein	Over $1,000,000
John Kissick	Over $1,000,000
Bennett Rosenthal	Over $1,000,000
David Sachs	Over $1,000,000
Michael L. Smith	Over $1,000,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

              Ares Capital Management serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, Ares Capital Management:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the investments and other assets that we purchase, retain or sell; and

  •
  provides us with such other investment advisory and research and related services as we may from time to time reasonably require.

              Ares Capital Management's services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly, affiliates of our investment adviser may directly or indirectly manage funds or other investment vehicles with investment objectives similar to ours. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by Ares Capital Management or its affiliates.

              Ares Capital Management is a subsidiary of Ares Management, a publicly traded, leading global asset manager. As of March 31, 2014, Ares Management had approximately $77 billion of total AUM.

Base Management Fee

              Pursuant to the investment advisory and management agreement and subject to the overall supervision of our board of directors, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives a fee from us consisting of a base management fee, an income based fee and a capital gains incentive fee.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

Income Based Fee and Capital Gains Incentive Fee

              The income based fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and the capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the income based fee it received that was based on accrued interest that we never actually receive. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns" and "Risk Factors—Risks Relating to Our Business—We may be obligated to pay our investment adviser certain fees even if we incur a loss."

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains. Because of the structure of income based fees, it is possible that we may pay income based fees in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the income based fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees accrued during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive a fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay our investment adviser an income based fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              The following is a graphical representation of the calculation of the income based fee:

Quarterly Income Based Fee Based on Net Investment Income

Pre-incentive fee net investment income return
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income based fee

              These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the calendar quarter.

              The Capital Gains Fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of our investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of the Capital Gains Amendment, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by us for such investment plus (y) any amounts recorded in our financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in our financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              We defer cash payment of any income based fee and the Capital Gains Fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any such deferred fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under our investment advisory and management agreement.

Examples of Fee Calculation

Example 1—Income Based Fee(1):

Assumptions

• Hurdle rate(2) = 1.75%
• Management fee(3) = 0.375%
• Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.675%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is at least 7% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 7.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (2.125% - 1.75%)) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (2.1875% - 1.75%)) + (20% × (2.925% - 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Example 2—Capital Gains Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")
  •
  Year 2: Investment A is sold for $50 million and fair value ("FV") of Investment B determined to be $32 million
  •
  Year 3: FV of Investment B determined to be $25 million
  •
  Year 4: Investment B sold for $31 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous Capital Gains Fee paid in Year 2)
  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

  •
  Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million
  •
  Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million
  •
  Year 4: FV of Investment B determined to be $35 million
  •
  Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))
  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (Capital Gains Fee paid in Year 2))
  •
  Year 4: None (No sales transactions)
  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative Capital Gains Fee paid in Year 2 and Year 3))

              For the three months ended March 31, 2014, we incurred $30.1 million in base management fees and $28.3 million in income based fees. The capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the three months ended March 31, 2014 was $0. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $64.4 million as of March 31, 2014 that is not currently due under the investment advisory and management agreement.

              GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2014, the Company has paid Capital Gains Fees since inception totaling $33.4 million, of which $17.4 million was paid in the first quarter of 2014. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

              For the year ended December 31, 2013, we incurred $104.9 million in base management fees and $110.5 million in income based fees. In accordance with GAAP, the Company accrued a capital gains incentive fee of $11.6 million for the year ended December 31, 2013. However, the capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the year ended December 31, 2013 was $17.4 million.

              For the year ended December 31, 2012, we incurred $86.2 million in base management fees and $95.2 million in income based fees. In accordance with GAAP, the Company accrued a capital gains incentive fee of $31.9 million for the year ended December 31, 2012. However, the capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the year ended December 31, 2012 was $11.5 million.

              For the year ended December 31, 2011, we incurred $71.6 million in base management fees and $79.0 million in income based fees. In accordance with GAAP, the Company accrued a capital gains incentive fee of $33.3 million for the year ended December 31, 2011, including $26.0 million recognized in the second quarter of 2011 as a result of the application of the Capital Gains Amendment described above with respect to the assets purchased in the Allied Acquisition. However, the capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the year ended December 31, 2011 was $0.

Payment of Our Expenses

              The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. We bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to: rent; organization; calculation of our net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under "Administration Agreement" below.

Duration, Termination and Amendment

              At an in-person meeting of our board of directors on March 16, 2011, the form of our current investment advisory and management agreement, including two proposed amendments to our then existing investment advisory and management agreement, was approved by our board of directors with the recommendation that stockholders of the Company vote to approve the proposed amendments. On June 6, 2011, our stockholders approved the proposed amendments, and we entered into a restated investment advisory and management agreement, reflecting such amendments on June 6, 2011. At an in-person meeting of our board of directors on April 30, 2014, our board of directors, including a majority of the directors who are not "interested persons" of the Company as defined in the Investment Company Act, voted to approve the continuation of the investment advisory and management agreement to June 6, 2015. A discussion regarding the basis for our board of directors' approval of the 2011 adoption of the form of our current investment advisory and management agreement is available in our annual report on Form 10-K for the fiscal year ended December 31, 2011.

              Unless terminated earlier, the investment advisory and management agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company (as defined in the Investment Company Act). The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the base management fee, the income based fee, the Capital Gains Fee or other compensation terms. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent directors, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the agreement.

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

              Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ADMINISTRATION AGREEMENT

              We are also party to a separate administration agreement with Ares Operations, an affiliate of our investment adviser and a subsidiary of Ares Management. Our board of directors approved the continuation of our administration agreement on April 30, 2014, which extended the term of the agreement to June 1, 2015. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three months ended March 31, 2014, the Company incurred $3.7 million in administrative fees. As of March 31, 2014, $3.7 million of these fees were unpaid and included in "accounts payable and other liabilities" in our March 31, 2014 consolidated balance sheet. For the years ended December 31, 2013, 2012 and 2011, we incurred $12.3 million, $9.3 million and $9.6 million, respectively, in administrative fees.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as our administrator.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              We are party to an investment advisory and management agreement with Ares Capital Management, a subsidiary of Ares Management, an entity in which certain of our directors, officers and members of the investment committee of our investment adviser may have indirect ownership and pecuniary interests. Certain of our directors, officers and members of the investment committee of our investment adviser also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to our investment objective. In addition, certain of our officers and directors and the members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, our investment adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with our investment adviser's investment allocation policy. See "Risk Factors— Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Pursuant to the terms of the administration agreement between Ares Operations and us, Ares Operations, a subsidiary of Ares Management, currently provides us with certain administrative and other services necessary to conduct our day-to-day operations, and we reimburse Ares Operations, at cost, for our allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary and treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to the IHAM administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including its allocable portion of Ares Operations' overhead and the cost of Ares Operations' officers and respective staff in performing its obligations under the IHAM administration agreement.

              We are party to an office lease pursuant to which we are leasing the 43rd/44th Floor Space. We have previously entered into separate subleases with AM LLC and IHAM, pursuant to which AM LLC and IHAM subleased 15% and 20%, respectively, of the Company's 43rd/44th Floor Space for a rent equal to 15% and 20%, respectively, of the base annual rent payable by us under the our lease for the 43rd/44th Floor Space, plus certain additional costs and expenses. In September 2013, these subleases were amended to provide that AM LLC and IHAM sublease approximately 35% and 18%, respectively, of our 43rd/44th Floor Space for a rent equal to 35% and 18%, respectively, of the base annual rent payable by us under our lease for the 43rd/44th Floor Space, plus certain additional costs and expenses.

              We are also party to an office lease pursuant to which we began leasing the 42nd Floor Space in early 2013. We have entered into a sublease with AM LLC to sublease 100% of the 42nd Floor Space to AM LLC for a rent equal to 100% of the base annual rent payable by us under our lease for the 42nd Floor Space, plus certain additional costs and expenses.

              We are also party to an office lease with a third party for office space in Washington D.C. We entered into an office sublease with AM LLC in September 2013, pursuant to which AM LLC subleases approximately 54% of the Washington, D.C. office space leased by us for a rent equal to 54% of the base annual rent payable by us under our office lease, plus certain additional costs and expenses.

              We have also entered into an office sublease with Ares Commercial Real Estate Management LLC ("ACREM"), a subsidiary of Ares Management, pursuant to which we are subleasing approximately 12% of ACREM's Chicago office space for a fixed rent equal to 12% of the base annual rent payable by ACREM under its office lease, plus certain additional costs and expenses. Our office sublease with ACREM was terminated on June 30, 2013.

              In September 2013, we also entered into two office subleases with AM LLC, pursuant to which (i) we sublease approximately 42% of AM LLC's Chicago office space for a rent equal to 42% of the base annual rent payable by AM LLC under its office lease, plus certain additional costs and expenses and (ii) we sublease approximately 7% of certain of AM LLC's Los Angeles office space for a rent equal to 7% of the base annual rent payable by AM LLC under such office lease, plus certain additional costs and expenses.

              The sublease arrangements and allocations described above are as of March 31, 2014. The allocations in connection with our subleases described above are subject to change and future review. These percentages are subject to change depending on the composition of, and functions performed by, the staff in each of these offices. See Note 15 to our consolidated financial statements for the three months ended March 31, 2014 for more information on our office subleases.

              We have also entered into a license agreement with AM LLC pursuant to which AM LLC has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Ares" name.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              To our knowledge, as of June 24, 2014, there were no persons that owned 25% or more of our outstanding voting securities and no person would be deemed to control us, as such term is defined in the Investment Company Act.

              The following table sets forth, as of June 24, 2014 (unless otherwise noted), the number of shares of our common stock beneficially owned by each of our current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to us by such persons or publicly available filings.

              Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our outstanding shares of common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To our knowledge, as of June 24, 2014, there were no persons that owned 5% or more of our outstanding shares of common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of our common stock that he or she beneficially owns.

              The address for Mr. Arougheti, Mr. Rosen, Ms. Roll and certain officers is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other directors, executive officers and certain other officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Michael J. Arougheti	583,817		*
Antony P. Ressler	2,594,744	(2)	*
Robert L. Rosen	15,000		*
Bennett Rosenthal	255,138	(3)	*
Independent Directors
Steve Bartlett	3,200	(4)	*
Ann Torre Bates	5,149	(5)	*
Steven B. McKeever	1,650		*
Frank E. O'Bryan	12,400	(6)	*
Eric B. Siegel	27,102	(7)	*
Named Executive Officers Who Are Not Directors
Penni F. Roll	49,452	(8)	*
All Directors, Executive Officers and Certain Other Officers as a Group (18 persons)	3,946,706	(9)	1.3%

*
Represents less than 1%.

(1)
Based on 298,269,678 shares of common stock outstanding as of June 24, 2014.

(2)
Consists of (i) 1,003,568 shares of common stock indirectly beneficially owned by Mr. Ressler through TJ Capital Investors LLC of which Mr. Ressler is the manager; and (ii) 1,591,176 shares of common stock indirectly beneficially owned by Mr. Ressler through a family foundation of which Mr. Ressler is the trustee.

(3)
Consists of 255,138 shares of common stock indirectly beneficially owned by Mr. Rosenthal through BAR Holdings, LLC of which Mr. Rosenthal is the manager.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)
Consists of (i) 2,874 shares of common stock owned directly; and (ii) 2,275 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse.

(6)
Consists of (i) 400 shares of common stock owned directly; and (ii) 12,000 shares of common stock indirectly beneficially owned by Mr. O'Bryan through a family trust of which Mr. O'Bryan is the trustee and beneficiary.

(7)
Consists of (i) 16,775 shares of common stock owned directly; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse; and (iii) 2,161 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the accounts of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse.

(8)
Consists of (i) 8,147 shares of common stock owned directly; and (ii) 41,305 shares of common stock indirectly beneficially owned by Ms. Roll through a trust for the benefit of Ms. Roll, her spouse and her children.

(9)
Includes shares owned by officers of the Company that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act.

DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. We follow ASC 820-10, which expands the application of fair value accounting for investments (see Note 7 to the consolidated financial statements for the period ended December 31, 2013). ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have previously recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 50% of our portfolio at fair value.

  •
  The board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

 DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Computershare Shareowner Services LLC ("Computershare"), the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or another financial intermediary of their election.

              We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as our shares are trading at or at a premium to net asset value). If our shares are trading at a discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date shall be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the dollar amount of the cash dividend payable to such stockholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds.

              Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account. See "Certain Material U.S. Federal Income Tax Considerations."

              Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 30170, College Station, TX 77842-3170 or by calling the plan administrator's hotline at 1-866-365-2497.

              The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-866-365-2497.

              Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-866-365-2497.

 CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our preferred stock or our common stock and our qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons who hold our preferred stock and our common stock as part of a straddle or a hedging or conversion transaction, and U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar. This discussion assumes that investors hold our preferred stock or common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offerings pursuant to this prospectus or pursuant to the accompanying prospectus supplement unless expressly stated therein. This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.

              If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

              A "U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  •
  a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

              A "non-U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of shares of our preferred or common stock that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

              Tax matters are very complicated and the tax consequences to investors in our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under the Code. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on our income and net capital gains that we distribute to our stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, generally an amount equal to at least 90% of our "investment company taxable income," as defined by the Code (the "Annual Distribution Requirement"). See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC."

TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement"). We have paid in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

              Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

  •
  qualify to be treated as a BDC at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership, or "QPTP" (collectively, the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash, such as income from hedging or foreign currency transactions. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though we will not have received any corresponding cash amount.

              Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

              Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and we are subject to limitations which may limit the availability or benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

              Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

              Some of the income and fees that we recognize, such as management fees, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

              If we fail to satisfy the 90% Income Test or the Diversification Tests in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to U.S. federal corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Test.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and are not eligible for relief as described above, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to U.S. federal corporate-level income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our U.S. federal corporate-level income tax should be substantially reduced or eliminated. See "Election to Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes regardless of whether we continue to qualify as a RIC."

Capital Loss Carryforwards and Unrealized Losses

              As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning on or before January 1, 2011 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether distributed to stockholders. A RIC cannot carry back or carry forward any net operating losses.

              It is believed that transactions we have undertaken, including the Allied Acquisition, have resulted in a limitation on our ability to use both our own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of our own pre-acquisition assets and Allied Capital's assets we acquired. These limitations, imposed by Section 383 of the Code and based on the principles of Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to our and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, we may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of our unrealized gains at the time of the Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards realized in taxable years beginning before January 1, 2011 generally expire eight taxable years following recognition, substantially all of our and Allied Capital's losses may become permanently unavailable. Future transactions we enter into may further limit our ability to utilize losses.

              As of December 31, 2013, for U.S. federal income tax purposes, we had capital loss carryforwards of approximately $0.1 billion and other losses limited under Sections 382 and 384 of the Code of approximately $0.3 billion. These amounts are estimates and will not be finally determined until we file our 2013 income tax return in 2014.

TAXATION OF U.S. STOCKHOLDERS

              Whether an investment in the shares of our preferred stock or common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our preferred stock or common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our preferred stock and common stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before investing in shares of our preferred stock or common stock.

    Distributions on Our Preferred Stock and Common Stock

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our investment company taxable income (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) properly reported by us as "capital gain dividends" will be taxable to U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. stockholders' holding periods for their preferred stock or common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's preferred stock or common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We have made distributions in excess of our earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder's adjusted tax basis in our preferred stock or common stock in their individual circumstances.

              A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. stockholder may be required to reduce its basis on its preferred stock with respect to certain "extraordinary dividends," as provided under Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

              In general, "qualified dividend income" realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements as met. As long as certain requirements are met, our dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify as qualified dividend income.

              Although we currently intend to distribute any of our net capital gain for each taxable year on a timely basis, we may in the future decide to retain some or all of our net capital gain, and may designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder's share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder's allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's adjusted tax basis for such stockholder's preferred stock or common stock.

              Because we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against a U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds the stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide a written statement to our stockholders reporting the deemed distribution after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to the alternative minimum tax, also referred to as the "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items generally will be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock, which may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and our non-U.S. stockholders may be subject to withholding tax in respect of amounts distributed in our common stock. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              If investors purchase shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to tax on the distribution even though it represents a return of their investment. We have built-up or have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

    Sale or Other Disposition of Our Preferred Stock or Common Stock

              A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder's shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such stockholder's shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long- term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

    Information Reporting and Backup Withholding

              We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

              We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

    Medicare Tax on Net Investment Income

              An additional 3.8% tax is imposed on the "net investment income" of certain U.S. holders who are citizens and resident aliens, and on the undistributed "net investment income" of certain estates and trusts. Among other items, "net investment income" includes generally taxable distributions or deemed distributions of stock, such as our preferred stock and our common stock, as well as taxable gain on the disposition of stock, including our preferred stock or common stock.

    Withholding and Information Reporting on Foreign Financial Accounts

              Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends on our preferred stock and common stock paid after June 30, 2014 and the gross proceeds from a sale of our preferred stock and common stock paid after December 31, 2016 to (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. We will not pay any additional amounts in respect to any amounts withheld.

    Reportable Transactions

              Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in shares of our preferred stock or common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our preferred stock or common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our preferred stock or common stock.

    Distributions on our Preferred Stock or Common Stock

              Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.

              If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

              Actual or deemed distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our preferred stock or common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our preferred stock or common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

              In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs in taxable years beginning before January 1, 2014 to non-U.S. stockholders to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. As of the date hereof, this provision has expired and, as a result, this exception will not apply for any taxable years beginning on or after January 1, 2014. Even if this provision is reinstated, no assurance can be given that we will distribute any interest- related or short-term capital gain dividends.

              If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

              We have the ability to declare a large portion of a dividend in shares of our common stock. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of our common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on our preferred stock and common stock paid after June 30, 2014 and the gross proceeds from a sale of our preferred stock and common stock paid after December 31, 2016 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. Non-U.S. stockholders should consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect to any amounts withheld.

FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, and relief were not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

POSSIBLE LEGISLATIVE OR OTHER ACTIONS AFFECTING TAX CONSIDERATIONS

              Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in shares of our preferred stock or common stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in us.

DESCRIPTION OF SECURITIES

              This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

 DESCRIPTION OF OUR CAPITAL STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." On June 24, 2014, the last reported sales price of our common stock on The NASDAQ Global Select Market was $17.10 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.

              Under our charter, our board of directors is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into one or more classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of the entire board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

              In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay off all indebtedness and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

              Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

              The following are our outstanding classes of capital stock as of June 24, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	500,000,000	—	298,269,678

Preferred Stock

              Our charter authorizes our board of directors to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of our preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

              You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock may provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment committee and certain of our officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND
    BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four or more than eleven. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

              Under the Maryland General Corporation Law and our charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (as defined below) (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

              Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of the Company will have the same voting rights as all of the other shares of the Company common stock. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and we determine (after consultation with the SEC staff) that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

              In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.

              The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

              For any class or series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

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  the designation and number of shares of such class or series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

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  the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such class or series;

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  any provisions relating to the redemption of the shares of such class or series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

              All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

GENERAL

              We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

              The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

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  the title of such subscription rights;

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  the exercise price for such subscription rights (or method of calculation thereof);

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  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

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  the number of such subscription rights issued to each stockholder;

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  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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  any termination right we may have in connection with such subscription rights offering; and

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  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

              We will not offer any subscription rights to purchase shares of our common stock under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

EXERCISE OF SUBSCRIPTION RIGHTS

              Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

              Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR WARRANTS

              The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

              We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

              A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

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  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  the terms of the securities issuable upon exercise of the warrants;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

              We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

              Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

              Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Ares Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

              We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

              As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

              Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

              The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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  the terms for redemption, extension or early repayment, if any;

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  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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  the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued;

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any Events of Default;

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  whether the series of debt securities is issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  if applicable, U.S. federal income tax considerations relating to original issue discount;

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  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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  whether the debt securities are subject to subordination and the terms of such subordination;

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  the listing, if any, on a securities exchange; and

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  any other terms.

              The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

              We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

GENERAL

              The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities") may be issued under the indenture in one or more series.

              For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

              The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities"

means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

              The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

              We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

              We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

              We expect that we will usually issue debt securities in book entry only form represented by global securities.

CONVERSION AND EXCHANGE

              If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

PAYMENT AND PAYING AGENTS

              We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

              We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

              We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

              Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

              If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

              Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

EVENTS OF DEFAULT

              You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

              The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

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  We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

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  We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

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  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

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  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

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  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.

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  On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

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  Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

              An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

              If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

              The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity") (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

              Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

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  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

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  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

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  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

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  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

              However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

              Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

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  the payment of principal, any premium or interest; or

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  in respect of a covenant that cannot be modified or amended without the consent of each holder.

              Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

              Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

MERGER OR CONSOLIDATION

              Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

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  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

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  Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

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  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

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  We must deliver certain certificates and documents to the trustee.

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  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER

              There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

              First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

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  change the stated maturity of the principal of or interest on a debt security;

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  reduce any amounts due on a debt security;

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  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

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  adversely affect any right of repayment at the holder's option;

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  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

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  impair your right to sue for payment;

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  adversely affect any right to convert or exchange a debt security in accordance with its terms;

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  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

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  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

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  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

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  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

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  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

              The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

              Any other change to the indenture and the debt securities would require the following approval:

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  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

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  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

              The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "— Changes Requiring Your Approval."

Further Details Concerning Voting

              When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

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  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

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  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

              Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

              We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

              Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

DEFEASANCE

              The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

              If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

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  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

              We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

              If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

              If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

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  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

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  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

              If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination."

FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES

              Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

              Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

              Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

              If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

              If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

RESIGNATION OF TRUSTEE

              Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

INDENTURE PROVISIONS—SUBORDINATION

              Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

              In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

              By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

              "Senior Indebtedness" is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

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  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

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  renewals, extensions, modifications and refinancings of any of this indebtedness.

              If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

THE TRUSTEE UNDER THE INDENTURE

              U.S. Bank National Association will serve as the trustee under the indenture.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES

              Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

              The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

              DTC, the world's largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

              DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has a Standard & Poor's rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

              Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or

Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

              To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

              Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

              Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

              Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

              Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

              DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

              The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

 DESCRIPTION OF OUR UNITS

              The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

              We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

              A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

  •
  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

  •
  a description of the terms of any unit agreement governing the units;

  •
  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

  •
  whether the units will be issued in fully registered or global form.

              We will not offer any units under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

 SALES OF COMMON STOCK BELOW NET ASSET VALUE

              Pursuant to approval granted at our 2014 annual stockholders meeting, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires the earlier of June 2, 2015 and the date of our 2015 annual stockholders meeting.

              In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders has to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price that closely approximates the market value of those shares of common stock, less any distributing commission or discount.

              Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

              In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders' best interests, our board of directors will consider a variety of factors including:

  •
  the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

  •
  the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of shares of our common stock;

  •
  the potential market impact of being able to raise capital during the current financial market difficulties;

  •
  the nature of any new investors anticipated to acquire shares of our common stock in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

              Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as our investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at premium to net asset value per share.

              We will not sell shares of our common stock pursuant to stockholder approval (or any rights, warrants or units to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by such post-effective amendment, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $15.00 and we have 30 million shares of common stock outstanding, the sale of 6 million shares of common stock at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $15.75 on the then 36 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares of common stock at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

              Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro rata basis. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock."

              The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

              Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

              The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

              The examples assume that the issuer has 30 million shares outstanding, $600 million in total assets and $150 million in total liabilities. The current net asset value and net asset value per share are thus $450 million and $15.00. The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 1.5 million shares of common stock (5% of the outstanding shares) at $14.25 per share after offering expenses and commissions (a 5% discount from net asset value), (b) an offering of 3 million shares of common stock (10% of the outstanding shares) at $13.50 per share after offering expenses and commissions (a 10% discount from net asset value), (c) an offering of 6 million shares of common stock (20% of the outstanding shares) at $12.00 per share after offering expenses and commissions (a 20% discount from net asset value) and (d) an offering of 7.5 million shares of common stock (25% of the outstanding shares) at $11.25 per share after offering expenses and commissions (a 25% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00	—	$14.21	—	$12.63	—	$11.84	—
Net Proceeds per Share to Issuer		$14.25	—	$13.50	—	$12.00	—	$11.25	—
Decrease to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5.00%	33,000,000	10.00%	36,000,000	20.00%	37,500,000	25.00%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%	$14.25	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	30,000	30,000	0.00%	30,000	0.00%	30,000	0.00%	30,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%	0.08%	(20.00)%
Total Net Asset Value Held by Stockholder A	$450,000	$448,929	(0.24)%	$445,909	(0.91)%	$435,000	(3.33)%	$427,500	(5.00)%
Total Investment by Stockholder A (Assumed to Be $15.00 per Share)	$450,000	$450,000		$450,000		$450,000		$450,000
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(1,071)		$(4,091)		$(15,000)		$(22,500)
Investment per Share Held by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	$15.00	$15.00	0.00%	$15.00	0.00%	$15.00	0.00%	$15.00	0.00%
Net Asset Value per Share Held by Stockholder A		$14.96		$14.86		$14.50		$14.50
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$(0.14)		$(0.50)		$(0.75)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(3.33)%		(5.00)%

Impact on Existing Stockholders Who Do Participate in the Offering

              Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.05% of an offering of 6 million shares) rather than its 0.10% proportionate share and (b) 150% of such percentage (i.e., 9,000 shares, which is 0.15% of an offering of 6 million shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$12.63		$12.63
Net Proceeds per Share to Issuer		$12.00		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	36,000,000	20%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.50	(3.33)%	$14.50	(3.33)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	30,000	33,000	10%	39,000	30%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$450,000	$478,500	6.33%	$565,500	25.67%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)		$487,895		$563,684
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(9,395)		$1,816
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$15.00	$14.78	(1.44)%	$14.45	(3.64)%
Net Asset Value per Share Held by Stockholder A		$14.50		$14.50
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.28)		$0.05	0.40%
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.96)%		0.32%

Impact on New Investors

              Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		$14.21		$12.63		$11.84
Net Proceeds per Share to Issuer		$14.25		$13.50		$12.00		$11.25
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5%	33,000,000	10%	36,000,000	20%	37,500,000	25.00%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%	$14.25	(5.00)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	1,500		3,000		6,000		7,500
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%		0.02%
Total Net Asset Value Held by Investor A	$0	$22,446		$44,591		$87,000		$106,875
Total Investment by Investor A (At Price to Public)		$22,500		$42,632		$75,789		$88,816
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(54)		$1,959		$11,211		$18,059
Investment per Share Held by Investor A	$0	$15.00		$14.21		$12.63		$11.84
Net Asset Value per Share Held by Investor A		$14.96		$14.86		$14.50		$14.25
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$0.65		$1.87		$2.41
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%		20.33%

 ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR
OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

              At our 2008 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. The authorization granted to sell or authorize issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

              As a result of obtaining this authorization, in order to sell or otherwise issue such securities, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

              We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See "Description of Our Subscription Rights" and "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares."

 REGULATION

              We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further, there is no assurance that the application for exemptive relief will be granted by the SEC.

              The Investment Company Act contains certain restrictions on certain types of investments we may make. Specifically, we may only invest up to 30% of our portfolio in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              The Investment Company Act also requires that a majority of our directors be persons other than "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as "independent directors." In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a "majority of outstanding voting securities" means the vote of the holders of the lesser of: (a) 67% or more of the outstanding shares of our common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of our common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of our common stock.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

QUALIFYING ASSETS

              A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

    (1)
    Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

    (a)
    is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

      (i)
      is organized under the laws of, and has its principal place of business in, the United States;

      (ii)
      is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

      (iii)
      does not have any class of securities listed on a national securities exchange;

    (b)
    is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

      (i)
      at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

      (ii)
      we are one of the 20 largest holders of record of such issuer's outstanding voting securities; or

    (c)
    is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250.0 million.

    (2)
    Securities of any eligible portfolio company that we control.

    (3)
    Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

    (4)
    Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

    (5)
    Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

    (6)
    Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above under "Qualifying Assets," the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC itself does not make available significant managerial assistance solely in this fashion). Making available managerial assistance means, among other things, exercising control over the management or policies of the portfolio company or any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if the offer is accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business— Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we delegate the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Ares, taking into account our and our investors' interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of the Company or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

              Elections of Directors:    In general, our investment adviser will vote proxies in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non- U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

              Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

              Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

              Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

              Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

              Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

              Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

              Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

              Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

              Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the twelve-month period ended June 30, 2013 free of charge by making a written request for proxy voting information to Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, by calling us collect at (310) 401-4200 or on the SEC's website at www.sec.gov.

PRIVACY PRINCIPLES

              We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we do not receive any non-public personal information relating to our stockholders, although certain non- public personal information of our stockholders may become available to us. The non-public personal information that we may receive falls into the following categories:

  •
  information we receive from stockholders, whether we receive it orally, in writing or electronically. This includes stockholders' communications to us concerning their investment;

  •
  information about stockholders' transactions and history with us; or

  •
  other general information that we may obtain about stockholders, such as demographic and contact information such as a person's address.

              We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except:

  •
  to our affiliates (such as our investment adviser and administrator) and their employees that have a legitimate business need for the information;

  •
  to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees, as is necessary to service recordholder accounts or otherwise provide the applicable services;

  •
  to comply with court orders, subpoenas, lawful discovery requests or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

              When the Company shares non-public stockholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our stockholders' privacy. The Company does not permit use of stockholder information for any non-business or marketing purpose, nor does the Company permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

              The Company's service providers, such as its investment adviser, administrator and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect stockholder non-public personal information to prevent unauthorized access or use and to dispose of such information when it is no longer required.

              Personnel of our affiliates may access stockholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a stockholder's account or comply with legal requirements.

              If a stockholder ceases to be a stockholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify stockholders and provide a description of our privacy policy.

              In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer stockholders' non-public personal information to the new party in control or the party acquiring assets.

OTHER

              We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to the Company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

 CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare acts as the transfer agent, dividend paying agent and registrar for our common stock. The principal business address of Computershare is 250 Royall Street, Canton, MA 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

              Subject to policies established by our board of directors, our investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

              While our investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

              We have not paid any brokerage commissions during the three most recent fiscal years.

 PLAN OF DISTRIBUTION

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

              The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

              In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

              Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

              Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

              We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

              Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

              Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

              If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

              We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

              In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

 LEGAL MATTERS

              The legality of the securities offered hereby will be passed upon for the Company by Proskauer Rose LLP, Los Angeles, California and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              KPMG LLP, located at 355 South Grand Avenue, Los Angeles, California 90071, is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this document and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, the SEC's Northeast Regional Office at 3 World Financial Center, Suite 400, New York, NY 10281 and the SEC's Midwest Regional Office at 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's website at www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited the accompanying consolidated balance sheet of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2013 and 2012, including the consolidated schedules of investments as of December 31, 2013 and 2012, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in Note 13), for each of the years in the three-year period ended December 31, 2013. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 and 2012, by correspondence with custodians, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Ares Capital Corporation's internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control—Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of Treadway Commission (COSO), and our report dated February 26, 2014 expressed an unqualified opinion on the effectiveness of Ares Capital Corporation's internal control over financial reporting.

        As explained in Note 7 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at $7.6 billion (156% of net assets), whose fair values have been estimated by the Board of Directors and management in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with FASB ASC 820, Fair Value Measurements and Disclosures, which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. $7.6 billion of investments at December 31, 2013 are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

Los Angeles, California
February 26, 2014

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of December 31,
	2013	2012
ASSETS
Investments at fair value
Non-controlled/non-affiliate investments	$5,136,612	$3,822,715
Non-controlled affiliate company investments	260,484	323,059
Controlled affiliate company investments	2,235,801	1,778,781

Total investments at fair value (amortized cost of $7,537,403 and $5,823,451, respectively)	7,632,897	5,924,555
Cash and cash equivalents	149,629	269,043
Receivable for open trades	128,566	131
Interest receivable	123,981	108,998
Other assets	106,431	98,497

Total assets	$8,141,504	$6,401,224

LIABILITIES
Debt	$2,986,275	$2,195,872
Management and incentive fees payable	139,208	131,585
Accounts payable and other liabilities	68,649	53,178
Interest and facility fees payable	42,828	30,603
Payable for open trades	100	1,640

Total liabilities	3,237,060	2,412,878
Commitments and contingencies (Note 6)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500,000 common shares authorized; 297,971 and 248,653 common shares issued and outstanding, respectively	298	249
Capital in excess of par value	4,982,477	4,117,517
Accumulated overdistributed net investment income	(8,785)	(27,910)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(165,040)	(202,614)
Net unrealized gain on investments	95,494	101,104

Total stockholders' equity	4,904,444	3,988,346

Total liabilities and stockholders' equity	$8,141,504	$6,401,224

NET ASSETS PER SHARE	$16.46	$16.04

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2013	2012	2011
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$388,034	$328,342	$267,159
Capital structuring service fees	48,167	58,106	55,013
Dividend income	17,969	17,219	12,430
Management and other fees	949	1,342	1,315
Other income	17,054	13,170	6,137

Total investment income from non-controlled/non-affiliate company investments	472,173	418,179	342,054
From non-controlled affiliate company investments:
Interest income from investments	19,531	21,767	30,560
Capital structuring service fees	395	3,682	730
Dividend income	7,994	1,324	4,294
Management and other fees	—	200	502
Other income	213	529	881

Total investment income from non-controlled affiliate company investments	28,133	27,502	36,967
From controlled affiliate company investments:
Interest income from investments	240,368	221,363	175,534
Capital structuring service fees	43,119	40,348	41,592
Dividend income	73,681	21,195	21,643
Management and other fees	19,254	17,382	14,925
Other income	4,993	2,056	1,771

Total investment income from controlled affiliate company investments	381,415	302,344	255,465

Total investment income	881,721	748,025	634,486

EXPENSES:
Interest and credit facility fees	171,495	142,976	122,512
Base management fees	104,857	86,228	71,603
Incentive fees	122,151	127,045	112,377
Professional fees	13,626	12,040	16,529
Administrative fees	12,317	9,322	9,563
Other general and administrative	12,764	10,381	12,025

Total expenses	437,210	387,992	344,609

NET INVESTMENT INCOME BEFORE INCOME TAXES	444,511	360,033	289,877
Income tax expense, including excise tax	14,105	11,172	7,474

NET INVESTMENT INCOME	430,406	348,861	282,403

REALIZED AND UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	49,763	61,857	24,618
Non-controlled affiliate company investments	(1,245)	(36,766)	13,647
Controlled affiliate company investments	15,207	21,643	58,295

Net realized gains	63,725	46,734	96,560
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	22,115	54,522	(29,430)
Non-controlled affiliate company investments	(1,123)	49,383	(19,395)
Controlled affiliate company investments	(26,602)	11,356	8,633

Net unrealized gains (losses)	(5,610)	115,261	(40,192)

Net realized and unrealized gains on investments	58,115	161,995	56,368
REALIZED LOSS ON EXTINGUISHMENT OF DEBT	—	(2,678)	(19,318)

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$488,521	$508,178	$319,453

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 9)	$1.83	$2.21	$1.56

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (see Note 9)	266,939	230,151	204,860

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2013
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$867	$2,851	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	826	1,177	(2)

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	3,285

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	112	334

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	3,315	10,231	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,411	3,939	(2)

Partnership Capital Growth Investors III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,804	2,588	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	632	563	(2)

Senior Secured Loan Fund LLC(7)(10)	Co-investment vehicle	Subordinated certificates ($1,745,192 par due 12/2024)	8.24% (Libor + 8.00%/Q)(26)	10/30/2009	1,745,192	1,771,369
		Membership interest (87.50% interest)		10/30/2009	—	—

					1,745,192	1,771,369

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	745	1,211	(2)

					1,760,726	1,797,548		36.65%

Healthcare—Services
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	3,087
		Common stock (3 shares)		12/13/2013	3	3

					3,090	3,090

ATI Phyiscal Therapy Holdings, LLC	Outpatient rehabilitation services provider	Class C common stock (51,005 shares)		12/13/2013	53	53

AxelaCare Holdings, Inc. and AxelaCare Investment Holdings, L.P.	Provider of home infusion services	First lien senior secured loan ($4,458 par due 4/2019)	5.75% (Libor + 4.50%/Q)	4/12/2013	4,458	4,458	(2)(25)
		Preferred units (8,218,160 units)		4/12/2013	822	855	(2)
		Common units (83,010 units)		4/12/2013	8	9	(2)

					5,288	5,322

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
California Forensic Medical Group, Incorporated	Correctional facility healthcare operator	First lien senior secured loan ($53,640 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	53,640	53,640	(3)(25)

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,546	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services provider	Class A common stock (9,679 shares)		6/15/2007	2,543	4,014	(2)
		Class C common stock (1,546 shares)		6/15/2007	—	641	(2)

					2,543	4,655

Dialysis Newco, Inc.	Dialysis provider	First lien senior secured loan ($15,509 par due 8/2020)	5.25% (Libor + 4.25%/Q)	8/16/2013	15,509	15,509	(2)(25)
		Second lien senior secured loan ($56,500 par due 2/2021)	9.75% (Libor + 8.50%/Q)	8/16/2013	56,500	56,500	(2)(25)

					72,009	72,009

Genocea Biosciences, Inc.	Vaccine discovery technology company	First lien senior secured loan ($10,000 par due 4/2017)	8.00%	9/30/2013	9,805	10,000	(2)
		Warrant to purchase up to 689,655 shares of Series C convertible preferred stock		9/30/2013	—	—	(2)

					9,805	10,000

GI Advo Opco, LLC	Residential behavioral treatment services provider	First lien senior secured loan ($15,005 par due 6/2017)	6.00% (Libor + 4.75%/Q)	12/13/2013	15,448	15,455	(25)
		First lien senior secured loan ($13 par due 6/2017)	7.00% (Base Rate + 3.75%/Q)	12/13/2013	13	13	(25)

					15,461	15,468

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	1,758	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2019)	10.25% (Libor + 9.00%/Q)	12/27/2012	112,000	112,000	(2)(25)

JHP Group Holdings, Inc.	Manufacturer of speciality pharmaceutical products	Series A preferred stock (1,000,000 shares)	6.00% PIK	2/19/2013	272	2,673	(2)

LM Acquisition Holdings, LLC(8)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	1,000	1,195	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	First lien senior secured loan ($134,115 par due 3/2018)	9.00% (Libor + 8.00%/Q)	9/15/2010	134,721	135,457	(2)(25)
		First lien senior secured loan ($56,134 par due 3/2018)	9.00% (Libor + 8.00%/Q)	9/15/2010	56,134	56,695	(3)(25)
		First lien senior secured loan ($4,668 par due 3/2018)	9.00% (Libor + 8.00%/Q)	3/16/2012	4,668	4,715	(4)(25)

					195,523	196,867

Monte Nido Holdings, LLC	Outpatient eating disorder treatment provider	First lien senior secured loan ($44,750 par due 12/2019)	7.75% (Libor + 6.75%/Q)	12/20/2013	44,750	44,750	(2)(19)(25)

MW Dental Holding Corp.	Dental services provider	First lien senior secured revolving loan ($4,500 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	4,500	4,500	(2)(25)
		First lien senior secured loan ($12,582 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	12,582	12,582	(2)(25)
		First lien senior secured loan ($12,460 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	12,460	12,460	(2)(25)
		First lien senior secured loan ($48,757 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	48,757	48,757	(3)(25)
		First lien senior secured loan ($9,800 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	9,800	9,800	(4)(25)

					88,099	88,099

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($23,496 par due 4/2018)	6.50% (Libor + 5.25%/Q)	4/15/2011	23,496	23,496	(2)(25)
		First lien senior secured loan ($33,266 par due 4/2018)	6.50% (Libor + 5.25%/Q)	4/15/2011	33,203	33,266	(3)(25)
		Common units (5,000 units)		4/15/2011	5,000	8,896	(2)

					61,699	65,658

National Healing Corporation and National Healing Holding Corp.	Wound care service and equipment provider	Second lien senior secured loan ($10,000 par due 2/2020)	9.25% (Libor + 8.00%/S)	12/13/2013	10,297	10,301	(25)
		Preferred stock (869,565 shares)		12/13/2013	1,296	1,296

					11,593	11,597

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	First lien senior secured loan ($2,833 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	2,833	2,833	(2)(17)(25)
		First lien senior secured loan ($36,259 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	36,259	36,259	(2)(17)(25)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,710	(2)

					41,592	41,802

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,465	80,000	(2)(25)

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($21,000 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	21,000	21,000	(2)(25)
		Limited liability company membership interest (1.57% interest)		11/21/2013	1,000	1,000	(2)

					22,000	22,000

PerfectServe, Inc.	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($3,500 par due 4/2017)	10.00%	12/26/2013	3,465	3,500
		Warrants to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	50

					3,465	3,550

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Second lien senior secured loan ($2,368 par due 10/2018)	8.25% (Libor + 7.00%/Q)	4/19/2012	2,439	2,376	(25)
		Second lien senior secured loan ($21,316 par due 10/2018)	8.25% (Libor + 7.00%/Q)	4/19/2012	21,316	21,380	(2)(25)
		Preferred stock (333 shares)		3/12/2008	125	16	(2)
		Common stock (16,667 shares)		3/12/2008	167	825	(2)

					24,047	24,597

Physiotherapy Associates Holdings, Inc.	Outpatient rehabilitation physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	3,090

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	1,375	(2)

RCHP, Inc.	Operator of general acute care hospitals	First lien senior secured loan ($14,887 par due 11/2018)	7.00% (Libor + 5.75%/Q)	11/4/2011	14,888	14,664	(2)(25)
		First lien senior secured loan ($60,518 par due 11/2018)	7.00% (Libor + 5.75%/Q)	11/4/2011	60,496	59,611	(3)(25)
		Second lien senior secured loan ($85,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	85,000	85,000	(2)(25)

					160,384	159,275

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Reed Group, Ltd.	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	First lien senior secured loan ($3,800 par due 7/2015)	11.00%	6/28/2012	3,787	3,800	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/26/2012	38	29	(2)

					3,825	3,829

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($75,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	75,000	75,000	(2)(25)

Sorbent Therapeutics, Inc.	Orally-administered drug developer	First lien senior secured loan ($6,500 par due 9/2016)	10.25%	4/23/2013	6,500	6,500	(2)
		Warrant to purchase up to 727,272 shares of Series C preferred stock		4/23/2013	—	25	(2)

					6,500	6,525

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Preferred member units (1,823,179 units)		4/1/2010	—	—

SurgiQuest, Inc.	Medical device company	First lien senior secured loan ($6,281 par due 10/2017)	10.00%	9/28/2012	6,133	6,281	(2)
		First lien senior secured loan ($2,000 par due 10/2017)	10.69%	9/28/2012	1,953	2,000	(2)
		Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

					8,086	8,281

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	First lien senior secured loan ($30,000 par due 12/2019)	6.00% (Libor + 5.00%/Q)	12/31/2013	30,000	30,000	(2)(25)

Young Innovations, Inc.	Dental supplies and equipment manufacturer	First lien senior secured loan ($9,697 par due 1/2019)	5.75% (Libor + 4.50%/Q)	1/31/2013	9,697	9,697	(3)(25)
		First lien senior secured loan ($32 par due 1/2019)	6.75% (Base Rate + 3.50%/Q)	1/31/2013	32	32	(3)(25)
		First lien senior secured loan ($13,304 par due 1/2019)	5.75% (Libor + 4.50%/Q)	1/31/2013	13,304	13,304	(4)(25)
		First lien senior secured loan ($44 par due 1/2019)	6.75% (Base Rate + 3.50%/Q)	1/31/2013	44	44	(4)(25)

					23,077	23,077

					1,163,140	1,172,781		23.91%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Business Services
2329497 Ontario Inc.(8)	Provider of outsourced data center infrastructure and related services	Second lien senior secured loan ($42,333 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,551	43,603	(25)

Access CIG, LLC	Records and information management services provider	First lien senior secured loan ($992 par due 10/2017)	7.00% (Libor + 5.75%/M)	10/5/2012	992	992	(2)(25)

BluePay Processing, Inc.	Technology-enabled payment processing solutions provider	First lien senior secured loan ($6,000 par due 8/2019)	5.00% (Libor + 4.00%/Q)	8/30/2013	6,000	6,000	(2)(25)

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)	Payroll and accounting services provider to the entertainment industry	First lien senior secured loan ($18,107 par due 12/2017)	7.25% (Libor + 6.25%/Q)	12/24/2012	18,107	18,107	(2)(18)(25)
		First lien senior secured loan ($45,267 par due 12/2017)	7.25% (Libor + 6.25%/Q)	12/24/2012	45,267	45,267	(3)(18)(25)
		Class A membership units (2,500,000 units)		12/24/2012	2,500	4,021	(2)
		Class B membership units (2,500,000 units)		12/24/2012	2,500	4,021	(2)

					68,374	71,416

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	3,658	(2)

CitiPostal Inc.(7)	Document storage and management services	First lien senior secured revolving loan ($3,500 par due 12/2014)	6.50% (Libor + 4.50%/M)	4/1/2010	3,500	3,500	(2)(25)
		First lien senior secured loan ($53,731 par due 12/2014)		4/1/2010	53,731	41,501	(2)(24)
		Senior subordinated loan ($20,193 par due 12/2015)		4/1/2010	13,038	—	(2)(24)
		Common stock (37,024 shares)		4/1/2010	—	—

					70,269	45,001

Command Alkon, Inc.	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 3/2018)	8.75% (Libor + 7.50%/M)	9/28/2012	10,000	10,000	(2)(25)
		Second lien senior secured loan ($34,000 par due 5/2019)	8.75% (Libor + 7.50%/Q)	9/28/2012	34,000	34,000	(2)(25)

					44,000	44,000

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Coverall North America, Inc.	Commercial janitorial services provider	Letter of credit facility		1/17/2013	—	—	(2)(29)

eCommerce Industries, Inc.	Business critical enterprise resource planning software provider	First lien senior secured loan ($19,936 par due 10/2016)	8.00% (Libor + 6.75%/Q)	12/13/2013	19,936	20,217	(22)(25)

GHS Interactive Security, LLC and LG Security Holdings, LLC	Originates residential security alarm contracts	First lien senior secured loan ($2,091 par due 5/2018)	7.50% (Libor + 6.00%/Q)	12/13/2013	2,153	2,153	(25)
		Class A membership units (1,560,000 units)		12/13/2013	1,607	1,607

					3,760	3,760

HCPro, Inc. and HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Senior subordinated loan ($9,004 par due 8/2014)		3/5/2013	2,692	—	(2)(24)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,485	—

IfByPhone Inc.	Voice-based marketing automation software provider	First lien senior secured loan ($1,533 par due 11/2015)	11.00%	10/15/2012	1,490	1,533	(2)
		First lien senior secured loan ($833 par due 1/2016)	11.00%	10/15/2012	833	833	(2)
		Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	64	(2)

					2,411	2,430

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (8.5% interest)		6/22/2006	—	633

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	First lien senior secured revolving loan ($5,000 par due 9/2015)	8.00%	9/24/2013	5,000	5,000	(2)
		First lien senior secured loan ($7,500 par due 7/2017)	9.25%	9/24/2013	7,155	7,275	(2)
		Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	246	(2)

					12,369	12,521

Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	995	(2)

Keynote Systems, Inc. and Hawaii Ultimate Parent Corp., Inc.	Web and mobile cloud performance testing and monitoring services provider	First lien senior secured loan ($164,587 par due 2/2020)	9.50% (Libor + 8.50%/Q)	8/22/2013	164,587	164,587	(2)(25)
		Class A common stock (2,970 shares)		8/22/2013	2,970	3,429	(2)
		Class B common stock (1,956,522 shares)		8/22/2013	30	35	(2)

					167,587	168,051

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,500 shares)		12/13/2013	1,982	1,982
		Common stock (15,000 shares)		12/13/2013	1,982	1,982

					3,964	3,964

MSC.Software Corporation and Maximus Holdings, LLC	Provider of software simulation tools and related services	First lien senior secured loan ($42,750 par due 11/2017)	8.50% (Libor + 7.25%/Q)	12/13/2013	44,015	44,033	(21)(25)
		Warrants to purchase up to 1,050,013 shares of common stock		12/13/2013	424	424

					44,439	44,457

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,754
		Common units (1,725,280 units)		4/1/2010	—	—

					788	1,754

MVL Group, Inc.(7)	Marketing research provider	Junior subordinated loan ($185 par due 7/2012)		4/1/2010	—	—	(2)(24)
		Senior subordinated loan ($33,337 par due 7/2012)		4/1/2010	30,265	2,485	(2)(24)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					30,265	2,485

NComputing, Inc.	Desktop virtualization hardware and software technology service provider	First lien senior secured loan ($6,500 par due 7/2016)	10.50%	3/20/2013	6,500	6,695	(2)
		Warrant to purchase up to 462,726 shares of Series C preferred stock		3/20/2013	—	56	(2)

					6,500	6,751

Pillar Processing LLC, PHL Investors, Inc., and PHL Holding Co.(6)	Mortgage services	First lien senior secured loan ($4,658 par due 11/2018)		7/31/2008	3,982	3,321	(2)(24)
		First lien senior secured loan ($7,375 par due 5/2019)		11/20/2007	5,862	—	(2)(24)
		Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

					13,612	3,321

Platform Acquisition, Inc.	Data center and managed cloud services provider	Common stock (48,604 shares)		12/13/2013	7,536	7,536
Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	879	(2)

PSSI Holdings, LLC	Provider of mission-critical outsourced cleaning and sanitation services to the food processing industry	First lien senior secured loan ($1,000 par due 6/2018)	6.00% (Libor + 5.00%/Q)	8/7/2013	1,000	1,000	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	154	(2)

Rainstor, Inc.	Database solutions provider	First lien senior secured loan ($2,800 par due 4/2016)	11.25%	3/28/2013	2,735	2,800	(2)
		Warrant to purchase up to 142,210 shares of Series C preferred stock		3/28/2013	88	70	(2)

					2,823	2,870

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	1,458	(2)

TOA Technologies, Inc.	Cloud based, mobile workforce management applications provider	First lien senior secured loan ($12,567 par due 11/2016)	10.25%	10/31/2012	12,124	12,567	(2)
		Warrant to purchase up to 2,509,770 shares of Series D preferred stock		10/31/2012	605	1,201	(2)

					12,729	13,768

Tripwire, Inc.	IT security software provider	First lien senior secured loan ($74,684 par due 5/2018)	7.50% (Libor + 6.25%/Q)	5/23/2011	74,684	74,684	(2)(25)
		First lien senior secured loan ($10,266 par due 5/2018)	7.50% (Libor + 6.25%/Q)	5/23/2011	10,266	10,266	(2)(25)
		First lien senior secured loan ($49,875 par due 5/2018)	7.50% (Libor + 6.25%/Q)	5/23/2011	49,875	49,875	(3)(25)
		First lien senior secured loan ($9,975 par due 5/2018)	7.50% (Libor + 6.25%/Q)	5/23/2011	9,975	9,975	(4)(25)
		Class B common stock (2,655,638 shares)		5/23/2011	30	84	(2)
		Class A common stock (2,970 shares)		5/23/2011	2,970	8,315	(2)

					147,800	153,199

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (5.98% interest)		10/26/2007	10,204	5,236

VTE Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,500,000 units)		12/13/2013	3,862	3,862

Worldpay (UK) Limited, Worldpay ECommerce Limited, Ship US Bidco, Inc., Ship Investor & Cy S.C.A.(8)	Payment processing company	First lien senior secured loan ($5,341 par due 10/2017)	6.00% (Libor + 4.75%/Q)	12/13/2013	5,432	5,394	(25)
		Common stock (936,693 shares)		12/13/2013	2,698	2,732

					8,129	8,126

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
X Plus Two Solutions, Inc. and X Plus One Solutions, Inc.	Provider of open and integrated software for digital marketing optimization	First lien senior secured revolving loan ($8,600 par due 9/2014)	8.50%	4/1/2013	8,600	8,600	(2)
		First lien senior secured loan ($7,000 par due 3/2017)	10.00%	4/1/2013	6,645	6,860	(2)
		Warrant to purchase up to 999,167 shares of Series C preferred stock		4/1/2013	284	299	(2)

					15,529	15,759

					768,665	699,856		14.27%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured revolving loan ($2,250 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	2,250	2,250	(2)(25)
		First lien senior secured loan ($56,236 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	56,236	56,236	(3)(25)
		First lien senior secured loan ($4,651 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	4,651	4,651	(4)(25)

					63,137	63,137

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	3,337	(2)

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($14,286 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	14,286	14,286	(2)(15)(25)
		Second lien senior secured loan ($35,283 par due 12/2015)	15.24% (Libor + 10.00% Cash, 5.00% PIK/Q)	12/10/2010	35,283	34,225	(2)
		Second lien senior secured loan ($10,649 par due 12/2015)	15.26% (Libor + 10.00% Cash, 5.00% PIK/Q)	12/10/2010	10,649	10,330	(2)
		Warrants to purchase up to 654,618 shares		12/10/2010	—	979	(2)

					60,218	59,820

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)	12.00% PIK	8/1/2011	10,286	10,286	(2)
		Common stock (50,800 shares)		8/1/2011	—	1,345	(2)

					10,286	11,631

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Infilaw Holding, LLC	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(2)(27)
		First lien senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(25)
		First lien senior secured loan ($14,362 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	14,362	14,362	(3)(25)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(25)
		Series B preferred units (3.91 units)		10/19/2012	9,245	11,060	(2)

					148,498	150,313

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($39,459 par due 6/2015)		4/24/2013	39,385	35,514	(3)(24)
		First lien senior secured loan ($14,774 par due 6/2015)		4/24/2013	14,746	13,297	(4)(24)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					59,820	48,811

Lakeland Tours, LLC	Educational travel provider	First lien senior secured revolving loan		10/4/2011	—	—	(2)(27)
		First lien senior secured loan ($83,140 par due 12/2016)	8.50% (Libor + 7.50%/Q)	10/4/2011	83,067	83,131	(2)(14)(25)
		First lien senior secured loan ($1,585 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	1,585	1,585	(2)(25)
		First lien senior secured loan ($40,362 par due 12/2016)	8.50% (Libor + 7.50%/Q)	10/4/2011	40,277	40,362	(3)(14)(25)
		First lien senior secured loan ($8,297 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	8,280	8,297	(3)(25)
		Common stock (5,000 shares)		10/4/2011	5,000	5,117	(2)

					138,209	138,492

PIH Corporation	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 6/2016)	7.25% (Libor + 6.25%/M)	12/13/2013	621	621	(25)
		First lien senior secured loan ($39,062 par due 6/2016)	7.25% (Libor + 6.25%/M)	12/13/2013	39,570	39,594	(25)

					40,191	40,215

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (8,800 shares)		7/30/2008	2,200	1,936	(2)
		Common membership interest (26.27% interest)		9/21/2007	15,800	29,584	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					18,000	31,520

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
RuffaloCODY, LLC	Provider of student fundraising and enrollment management services	First lien senior secured loan ($634 par due 5/2019)	6.50% (Base Rate + 3.25%/Q)	5/29/2013	634	634	(2)(25)
		First lien senior secured loan ($24,996 par due 5/2019)	5.50% (Libor + 4.25%/Q)	5/29/2013	24,996	24,996	(2)(25)

					25,630	25,630

					574,509	572,906		11.68%

Services—Other
Capital Investments and Ventures Corp.	SCUBA diver training and certification provider	First lien senior secured loan ($24,512 par due 8/2018)	7.00% (Libor + 5.75%/Q)	8/9/2012	24,512	24,512	(3)(25)
		First lien senior secured loan ($8,719 par due 8/2018)	7.00% (Libor + 5.75%/Q)	8/9/2012	8,719	8,719	(4)(25)

					33,231	33,231

Competitor Group, Inc. and Calera XVI, LLC	Endurance sports media and event operator	First lien senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,508	(2)(25)
		First lien senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	792	(2)(25)
		First lien senior secured loan ($24,380 par due 11/2018)	10.00% (Libor + 7.75% Cash, 1.00% PIK /Q)	11/30/2012	24,380	21,454	(2)(25)
		First lien senior secured loan ($29,853 par due 11/2018)	10.00% (Libor + 7.75% Cash, 1.00% PIK /Q)	11/30/2012	29,853	26,271	(3)(25)
		Membership units (2,500,000 units)		11/30/2012	2,513	17	(2)(9)

					60,496	51,042

Fox Hill Holdings, Inc.	Third party claims administrator on behalf of insurance carriers	First lien senior secured loan ($7,442 par due 6/2018)	6.75% (Libor + 5.75%/Q)	10/31/2013	7,442	7,442	(2)(25)
		First lien senior secured loan ($39 par due 6/2018)	8.00% (Base Rate + 4.75%/Q)	10/31/2013	39	39	(2)(25)

					7,481	7,481

ISS #2, LLC	Provider of repairs, refurbishments and services to the broader industrial end user markets	First lien senior secured loan ($14,950 par due 6/2018)	6.50% (Libor + 5.50%/Q)	6/5/2013	14,950	14,950	(2)(25)
		First lien senior secured loan ($44,775 par due 6/2018)	6.50% (Libor + 5.50%/Q)	6/5/2013	44,775	44,775	(3)(25)

					59,725	59,725

Massage Envy, LLC	Franchisor in the massage industry	First lien senior secured loan ($29,177 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	29,177	29,177	(2)(25)
		First lien senior secured loan ($49,291 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	49,291	49,291	(3)(25)
		Common stock (3,000,000 shares)		9/27/2012	3,000	3,532	(2)

					81,468	82,000

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
McKenzie Sports Products, LLC	Designer, manufacturer and distributor of taxidermy forms and supplies	First lien senior secured loan ($8,140 par due 3/2017)	5.75% (Libor + 4.75%/M)	3/30/2012	8,140	8,140	(2)(25)
		First lien senior secured loan ($9,302 par due 3/2017)	5.75% (Libor + 4.75%/M)	3/30/2012	9,302	9,302	(4)(25)

					17,442	17,442

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	9.00% (Libor + 7.75%/Q)	5/14/2013	140,000	140,000	(2)(25)

The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($25,686 par due 6/2018)	12.00% Cash, 1.50% PIK	12/22/2010	25,686	25,686	(2)
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	6,859	18,650	(2)

					32,545	44,336

Wash Multifamily Laundry Systems, LLC	Laundry service and equipment provider	Second lien senior secured loan ($78,000 par due 2/2020)	9.75% (Libor + 8.50%/Q)	6/26/2012	78,000	78,000	(2)(25)

					510,388	513,257		10.47%

Energy
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,000 par due 7/2017)	9.62%	12/16/2013	2,721	2,850	(2)
		Warrants to purchase up to 59,524 units of Series B preferred stock		12/16/2013	146	146	(2)

					2,867	2,996

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($89,892 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	89,892	89,892	(2)(25)

Centinela Funding, LLC	Solar power generation facility developer and operator	First lien senior secured loan ($56,000 par due 11/2020)	10.00% (Libor + 8.75%/Q)	11/14/2012	56,000	56,000	(2)(25)

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($7,500 par due 2/2017)	10.00%	7/25/2013	7,433	7,500	(2)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	34	(2)(8)

					7,433	7,534

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($68,000 par due 8/2018)	10.25% (Libor + 8.75%/M)	8/9/2011	67,060	67,320	(2)(25)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,500 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,500	32,500	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,820	20,000	(2)(25)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,402	60,000	(2)(25)

Sunrun Solar Owner Holdco X, LLC	Residential solar energy provider	First lien senior secured loan ($59,749 par due 6/2019)	9.50% (Libor + 8.25%/Q)	6/7/2013	59,749	59,749	(2)(25)

Sunrun Solar Owner Holdco XIII, LLC	Residential solar energy provider	First lien senior secured loan ($19,300 par due 12/2019)	9.50% (Libor + 7.25% Cash, 1.00% PIK /Q)	11/27/2013	19,079	19,300	(2)(25)

					412,802	415,291		8.47%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($33,581 par due 12/2018)	10.50% (Base Rate + 7.25%/Q)	11/27/2006	33,581	33,581	(2)(20)(25)
		First lien senior secured loan ($10,919 par due 12/2018)	10.50% (Base Rate + 7.25%/Q)	11/27/2006	10,922	10,919	(3)(20)(25)
		Promissory note ($16,558 par due 12/2018)	13.00% PIK	11/27/2006	13,273	15,997	(2)
		Warrants to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					57,800	60,497

Benihana, Inc.	Restaurant owner and operator	First lien senior secured loan ($4,925 par due 2/2018)	6.75% (Libor + 5.50%/Q)	8/21/2012	4,925	4,925	(4)(25)

Garden Fresh Restaurant Corp.	Restaurant owner and operator	First lien senior secured revolving loan		10/3/2013	—	—	(2)(27)
		First lien senior secured loan ($43,750 par due 7/2018)	10.00% (Libor + 8.50%/M)	10/3/2013	43,750	43,750	(2)(25)

					43,750	43,750

Hojeij Branded Foods, Inc.	Airport restaurant operator	First lien senior secured revolving loan ($450 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	450	450	(2)(25)(28)
		First lien senior secured loan ($12,500 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	12,500	12,500	(2)(25)
		First lien senior secured loan ($15,000 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	14,543	15,000	(2)(25)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	299	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	4,307	(2)

					28,162	32,556

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	First lien senior secured revolving loan ($9,500 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	9,500	9,500	(2)(25)
		First lien senior secured loan ($33,037 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,037	33,037	(3)(25)
		Second lien senior secured loan ($37,552 par due 9/2014)		4/1/2010	18,423	20,205	(2)(24)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					60,960	62,742

OTG Management, LLC	Airport restaurant operator	First lien senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(25)
		First lien senior secured loan ($7,075 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	7,075	7,075	(2)(25)
		Common units (3,000,000 units)		1/5/2011	3,000	3,638	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	7,257	(2)

					35,175	42,970

Performance Food Group, Inc. and Wellspring Distribution Corp	Food service distributor	Second lien senior secured loan ($74,625 par due 11/2019)	6.25% (Libor + 5.25%/Q)	5/14/2013	74,282	74,850	(2)(25)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	6,303	6,529	(2)

					80,585	81,379

PMI Holdings, Inc.	Restaurant owner and operator	Preferred stock (46,025 shares)		12/13/2013	687	687
		Common stock (22,401 shares)		12/13/2013	379	379

					1,066	1,066

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($60,125 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	59,303	58,922	(3)(25)
		First lien senior secured loan ($9,250 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	9,122	9,065	(4)(25)

					68,425	67,987

S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					380,848	397,872		8.11%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	5,077	9,718

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,713
Ciena Capital LLC(7)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($26,000 par due 12/2016)	12.00%	11/29/2010	26,000	26,000	(2)
		Equity interests		11/29/2010	53,374	10,926	(2)

					93,374	50,926

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($1,750 par due 9/2015)	9.00%	9/30/2011	1,750	1,750	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	2006 Class B common units (2,526 units)		5/10/2007	3	5	(2)
		2007 Class B common units (315 units)		5/10/2007	—	1	(2)
		Class A common units (7,710 units)		5/10/2007	14,997	19,672	(2)

					15,000	19,678

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	280,353

					317,162	392,138		8.00%

Consumer Products—Non-durable
Gilchrist & Soames, Inc.	Personal care manufacturer	First lien senior secured revolving loan ($8,700 par due 12/2014)	6.25% (Libor + 5.00%/M)	4/1/2010	8,700	8,700	(2)(25)
		First lien senior secured loan ($22,508 par due 12/2014)	13.44% Cash, 2.00% PIK	4/1/2010	22,504	21,833	(2)

					31,204	30,533

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	5,172	5,172	(2)
		Common stock (455 shares)		10/31/2011	455	170	(2)

					5,627	5,342

Insight Pharmaceuticals Corporation (6)	OTC drug products manufactuer	Second lien senior secured loan ($19,310 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	19,165	19,310	(2)(25)
		Class A common stock (155,000 shares)		8/26/2011	6,035	7,234	(2)
		Class B common stock (155,000 shares)		8/26/2011	6,035	7,234	(2)

					31,235	33,778

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	1,219	(2)
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	1,144	(2)

					—	2,363

Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($31,295 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	31,184	31,294	(3)(25)
		First lien senior secured loan ($86 par due 4/2018)	9.25% (Base Rate + 6.00%/S)	4/2/2012	85	86	(3)(25)
		First lien senior secured loan ($8,844 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	8,813	8,844	(4)(25)
		First lien senior secured loan ($24 par due 4/2018)	9.25% (Base Rate + 6.00%/S)	4/2/2012	24	24	(4)(25)

					40,106	40,248

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,526	(2)

The Step2 Company, LLC	Toy manufacturer	Second lien senior secured loan ($25,600 par due 4/2015)	10.00%	4/1/2010	25,089	25,088	(2)
		Second lien senior secured loan ($32,865 par due 4/2015)	10.00%	4/1/2010	30,802	26,292	(2)
		Common units (1,116,879 units)		4/1/2010	24	—
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	—

					55,915	51,380

The Thymes, LLC (7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	4,696	4,221
		Common units (5,400 units)		6/21/2007	—	6,687

					4,696	10,908

Woodstream Corporation	Pet products manufacturer	First lien senior secured loan ($8,465 par due 8/2016)	6.00% (Libor + 5.00%/Q)	4/18/2012	8,465	8,465	(4)(25)
		Senior subordinated loan ($80,000 par due 2/2017)	11.50%	4/18/2012	77,412	80,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,685	(2)

					87,099	91,150

					256,882	267,228		5.45%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/31/2011	—	—	(2)(27)
		First lien senior secured loan ($27,740 par due 8/2016)	7.00% (Libor + 6.00%/Q)	8/31/2011	27,777	27,740	(2)(25)
		First lien senior secured loan ($61,518 par due 8/2016)	7.00% (Libor + 6.00%/Q)	8/31/2011	61,518	61,518	(3)(25)
		First lien senior secured loan ($14,718 par due 8/2016)	7.00% (Libor + 6.00%/Q)	8/31/2011	14,718	14,718	(4)(25)

					104,013	103,976

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(25)
		Common stock (50,000 shares)		12/14/2012	5,000	7,223	(2)

					147,500	149,723

Pregis Corporation, Pregis Intellipack Corp., and Pregis Innovative Packaging Inc.	Provider of highly-customized, tailored protective packaging solutions	First lien senior secured loan ($975 par due 3/2017)	7.75% (Libor + 6.25%/M)	4/25/2012	975	975	(2)(25)
		First lien senior secured loan ($5 par due 3/2017)	8.50% (Base Rate + 5.25%/Q)	4/25/2012	5	5	(2)(25)

					980	980

					252,493	254,679		5.19%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	First lien senior secured loan ($3,030 par due 8/2015)	12.00%	8/7/2012	3,030	3,030	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	6	(2)

					3,030	3,036

Component Hardware Group, Inc.	Commercial equipment	First lien senior secured loan ($23,701 par due 7/2019)	5.50% (Libor + 4.50%/M)	7/1/2013	23,701	23,701	(2)(25)

Lighting Science Group Corporation	Advanced lighting products	Letter of credit facility		9/20/2011	—	—	(2)(29)

Mac Lean-Fogg Company	Provider of intelligent transportation systems products in the traffic and rail industries	Senior subordinated loan ($100,251 par due 10/2023)	9.50% Cash, 1.50% PIK	10/31/2013	100,251	100,251	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MWI Holdings, Inc.	Provider of engineered springs, fasteners, and other precision components	First lien senior secured loan ($38,274 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	38,274	38,274	(2)(25)
		First lien senior secured loan ($10,000 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	10,000	10,000	(4)(25)

					48,274	48,274

NetShape Technologies, Inc.	Metal precision engineered components	First lien senior secured revolving loan ($538 par due 12/2014)	7.50% (Libor + 6.50%/Q)	4/1/2010	538	538	(2)(25)

Pelican Products, Inc.	Flashlights	First lien senior secured loan ($2,317 par due 7/2018)	6.25% (Libor + 5.00%/Q)	7/13/2012	2,317	2,317	(4)(25)
		Second lien senior secured loan ($32,000 par due 6/2019)	11.50% (Libor + 10.00%/Q)	7/13/2012	32,000	32,000	(2)(25)

					34,317	34,317

Protective Industries, Inc. dba Caplugs	Plastic protection products	First lien senior secured loan ($997 par due 10/2019)	6.75% (Libor + 5.75%/Q)	11/30/2012	997	997	(2)(25)
		Preferred stock (2,379,361 shares)		5/23/2011	1,298	4,837	(2)

					2,295	5,834

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc.	Magnetic sensors and supporting sensor products	First lien senior secured loan ($11,140 par due 12/2016)	9.00% (Libor + 7.50%/Q)	3/23/2012	10,990	11,140	(2)(25)

TPTM Merger Corp.	Time temperature indicator products	First lien senior secured revolving loan ($950 par due 9/2018)	6.25% (Libor + 5.25%/Q)	9/12/2013	950	950	(2)(25)
		First lien senior secured revolving loan ($540 par due 9/2018)	7.50% (Base Rate + 4.25%/Q)	9/12/2013	540	540	(2)(25)
		First lien senior secured loan ($25,935 par due 9/2018)	6.25% (Libor + 5.25%/Q)	9/12/2013	25,935	25,935	(2)(25)

					27,425	27,425

					251,821	254,516		5.19%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,852	(2)
		Common stock (25,000 units)		12/16/2011	25	808	(2)

					2,500	3,660

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.25% (Base Rate + 5.00%/Q)	7/12/2012	2,000	2,000	(2)(25)
		First lien senior secured loan ($8,172 par due 7/2017)	7.25% (Libor + 6.00%/M)	7/12/2012	8,172	8,172	(2)(25)
		First lien senior secured loan ($30,609 par due 7/2017)	7.25% (Libor + 6.00%/M)	7/12/2012	30,609	30,609	(3)(25)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	2,031	(2)
		Common stock (20,000 shares)		7/12/2012	200	116	(2)

					42,781	42,928

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($5,000 par due 10/2016)	10.83%	12/28/2012	4,869	5,000	(2)
		First lien senior secured loan ($5,000 par due 6/2017)	10.83%	12/28/2012	4,853	5,000	(2)
		First lien senior secured loan ($4,833 par due 7/2016)	10.13%	12/28/2012	4,724	4,833	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	43	(2)

					14,446	14,876

Service King Paint & Body, LLC	Collision repair site operators	First lien senior secured loan ($7,617 par due 8/2017)	4.00% (Libor + 3.00%/Q)	8/20/2012	7,617	7,617	(2)(25)
		First lien senior secured loan ($46,898 par due 8/2017)	6.00% (Libor + 5.00%/Q)	8/20/2012	46,898	46,898	(2)(16)(25)
		First lien senior secured loan ($6,398 par due 8/2017)	4.00% (Libor + 3.00%/Q)	8/20/2012	6,398	6,398	(2)(25)
		First lien senior secured loan ($72,135 par due 8/2017)	6.00% (Libor + 5.00%/Q)	8/20/2012	72,135	72,135	(2)(16)(25)
		First lien senior secured loan ($9,646 par due 8/2017)	4.00% (Libor + 3.00%/Q)	8/20/2012	9,646	9,646	(4)(25)
		First lien senior secured loan ($72,135 par due 8/2017)	6.00% (Libor + 5.00%/Q)	8/20/2012	10,000	10,000	(3)(16)(25)
		Membership interest		8/20/2012	5,000	6,948	(2)

					157,694	159,642

					217,421	221,106		4.51%

Retail
Fulton Holdings Corp. (12)	Airport restaurant operator	First lien senior secured loan ($43,000 par due 5/2018)	8.50%	5/10/2013	43,000	43,000	(2)(12)
		First lien senior secured loan ($40,000 par due 5/2018)	8.50%	5/28/2010	40,000	40,000	(3)(12)
		Common stock (19,672 shares)		5/28/2010	1,461	2,086	(2)

					84,461	85,086

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Paper Source, Inc. and Pine Holdings, Inc.	Retailer of fine and artisanal papers, gifts, gift wrap, greeting cards and envelopes	First lien senior secured loan ($18,952 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	18,952	18,952	(2)(25)
		Class A common stock (36,364 shares)		9/23/2013	6,000	6,660	(2)

					24,952	25,612

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	First lien senior secured loan ($14,813 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,813	14,813	(4)(25)

					124,226	125,511		2.56%

Aerospace and Defense
Cadence Aerospace, LLC (fka PRV Aerospace, LLC)	Aerospace precision components manufacturer	First lien senior secured loan ($4,459 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,425	4,459	(4)(25)
		First lien senior secured loan ($65 par due 5/2018)	7.50% (Base Rate + 4.25%/Q)	5/15/2012	65	65	(4)(25)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(25)

					84,147	81,791

ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	First lien senior secured loan ($19,192 par due 7/2018)	8.00% (Libor + 6.50%/Q)	7/13/2012	18,885	19,192	(4)(25)

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	111	111	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,722	(2)

					2,402	1,833

					105,434	102,816		2.10%

Chemicals
Argotec, LLC	Thermoplastic polyurethane films	First lien senior secured revolving loan ($625 par due 5/2018)	7.00% (Base Rate + 3.75%/M)	5/31/2013	625	625	(2)(25)
		First lien senior secured loan ($5,788 par due 5/2019)	5.75% (Libor + 4.75%/M)	5/31/2013	5,788	5,788	(2)(25)
		First lien senior secured loan ($74 par due 5/2019)	7.00% (Base Rate + 3.75%/Q)	5/31/2013	74	74	(2)(25)

					6,487	6,487

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	First lien senior secured loan ($17,730 par due 5/2018)	6.75% (Libor + 5.50%/Q)	12/13/2013	18,256	18,262	(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
K2 Pure Solutions Nocal, L.P.	Chemical producer	First lien senior secured revolving loan ($2,256 par due 8/2019)	8.13% (Libor + 7.13%/M)	8/19/2013	2,256	2,211	(2)(25)
		First lien senior secured loan ($41,500 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	41,500	40,670	(2)(25)
		First lien senior secured loan ($40,000 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	40,000	39,200	(3)(25)

					83,756	82,081

					108,499	106,830		2.18%

Transportation
Eberle Design, Inc.	Provider of intelligent transportation systems products in the traffic and rail industries	First lien senior secured loan ($30,500 par due 8/2018)	7.50% (Libor + 6.25%/Q)	8/26/2013	30,359	30,500	(2)(25)

PODS Funding Corp. II	Storage and warehousing	First lien senior secured loan ($35,897 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/19/2013	35,897	35,897	(25)

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					66,256	66,397		1.35%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	First lien senior secured revolving loan ($3,000 par due 4/2014)	8.50%	10/31/2012	3,000	3,000	(2)(23)
		First lien senior secured loan ($4,936 par due 11/2016)	9.60%	10/31/2012	4,936	5,030	(2)(23)
		First lien senior secured loan ($4,500 par due 9/2017)	9.60%	10/31/2012	4,500	4,500	(2)(23)

					12,436	12,530

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

Encompass Digital Media, Inc.	Provider of outsourced network origination and transmission services for media companies	First lien senior secured loan ($19,651 par due 8/2017)	6.75% (Libor + 5.50%/Q)	12/13/2013	20,233	20,241	(25)

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	First lien senior secured loan ($20,886 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	20,886	20,469	(2)(25)
		First lien senior secured loan ($9,701 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	9,701	9,507	(4)(25)
		Preferred stock (10,663 shares)		9/29/2006	1,066	2,282	(2)
		Common stock (15,393 shares)		9/29/2006	3	5	(2)

					31,656	32,263

					64,325	65,034		1.33%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($26,250 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	26,250	26,250	(2)
		Member interest (10.00% interest)		4/1/2010	594	7,257
		Option (25,000 units)		4/1/2010	25	25

					26,869	33,532

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,275 par due 12/2025)	8.75% (Libor + 7.50%/Q)	4/1/2010	664	1,500	(25)

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	5,305

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(2)(24)
		Senior subordinated loan ($2,092 par due 6/2017)		4/1/2010	—	—	(2)(24)
		Common equity interest		4/1/2010	—	—

					—	—

Hot Light Brands, Inc.(7)	Real estate holding company	First lien senior secured loan ($31,384 par due 2/2011)		4/1/2010	90	253	(2)(24)
		Common stock (93,500 shares)		4/1/2010	—	—	(2)

					90	253

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	5,532

					33,940	46,122		0.94%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing and development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—	(2)
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	638	(2)

					2,893	638

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC and Universal Lubricants, LLC(6)	Petroleum product manufacturer	Second lien senior secured loan ($10,093 par due 12/2014)		4/30/2012	9,519	7,260	(2)(24)
		Second lien senior secured loan ($42,812 par due 12/2014)		4/30/2012	40,097	30,795	(2)(24)
		Second lien senior secured loan ($4,994 par due 12/2014)		4/30/2012	4,668	3,592	(2)(24)
		Class A common units (151,236 units)		6/17/2011	1,512	—	(2)
		Class B-5 common units (599,200 units)		4/25/2008	5,472	—	(2)
		Class B-4 common units (50,000 units)		6/17/2011	500	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)

					61,768	41,647

					64,661	42,285		0.86%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($34,000 par due 3/2019)	7.25% (Libor + 6.00%/M)	10/11/2007	34,000	34,000	(2)(13)(25)

CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	2,913	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	1,556	(2)

					6,370	4,469

					40,370	38,469		0.78%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrants to purchase up to 378 shares		11/7/2007	—	6,833
		Warrants to purchase up to 200 shares		9/1/2010	—	3,615

					0	10,448

EUNetworks Group Limited(8)	Broadband bandwidth infrastructure provider	First lien senior secured loan ($20,567 par due 5/2019)	7.50% (Libor + 6.50%/Q)	12/13/2013	21,192	21,185	(25)

Quantance, Inc.	Designer of semiconductor products to the mobile wireless market	First lien senior secured loan ($3,500 par due 9/2016)	10.25%	8/23/2013	3,402	3,465	(2)
		Warrant to purchase up to 130,432 shares of Series D preferred stock		8/23/2013	74	74	(2)

					3,476	3,539

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	1,829

					26,497	37,001		0.75%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Environmental Services
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	First lien senior secured loan ($1,500 par due 10/2016)	9.26%	3/28/2013	1,439	1,500	(2)
		Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)

					1,439	1,506

RE Community Holdings II, Inc.and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	532	(2)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	27,898	(2)

					22,541	29,936		0.61%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior units (50,000 units)		10/5/2007	5,000	5,205

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($2,750 par due 6/2015)	17.50% PIK	2/6/2008	2,750	2,750	(2)
		Preferred stock (6,258 shares)		9/1/2006	2,567	2,260	(2)

					5,317	5,010

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	—	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	—

					11,297	10,215		0.21%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	3,103	(2)

					2,500	3,103		0.06%

					$7,537,403	$7,632,897		155.63%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2013 represented 156% of the Company's net assets or 94% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2013 in which the issuer was an Affiliated company (but not a portfolio company that the Company ("Controls") are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$3,361	$—	$—	$—	$—	$6,781
Apple & Eve, LLC and US Juice Partners, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$3,807
Campus Management Corp. and Campus Management Acquisition Corp	$—	$—	$—	$—	$—	$—	$—	$—	$(3,252)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$—	$6,626	$30,000	$6,177	$—	$128	$154	$—	$3,042
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$16,195	$—	$875	$395	$1,047	$10	$—	$615
The Dwyer Group	$—	$—	$—	$3,458	$—	$522	$—	$—	$4,166
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$1,682	$—	$—	$—	$6,121	$—	$—	$(2,667)
Insight Pharmaceuticals Corporation	$—	$—	$—	$2,623	$—	$—	$—	$—	$(2,114)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$176	$—	$142	$(78)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$(283)
Pillar Processing LLC and PHL Holding Co.	$—	$3,527	$—	$—	$—	$—	$—	$46	$(707)
Soteria Imaging Services, LLC	$—	$2,049	$—	$—	$—	$—	$—	$(1,448)	$1,208
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,584
UL Holding Co., LLC	$—	$295	$—	$3,037	$—	$—	$49	$15	$(13,225)
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2013 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AllBridge Financial, LLC	$—	$598	$—	$—	$—	$864	$—	$—	$2,503
AWTP, LLC	$—	$—	$10,333	$1,237	$—	$—	$269	$8,740	$(4,580)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(6)
Ciena Capital LLC	$—	$6,000	$—	$4,495	$—	$—	$—	$—	$(7,691)
Citipostal, Inc.	$4,000	$4,738	$—	$5,473	$—	$—	$(321)	$—	$(13,787)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$—	$—	$—	$—	$194	$—
HCI Equity, LLC	$—	$340	$—	$—	$—	$—	$—	$—	$227
HCP Acquisition Holdings, LLC	$6,696	$—	$3,559	$—	$—	$—	$—	$(809)	$(3,137)
Hot Light Brands, Inc.	$—	$1,573	$—	$—	$—	$—	$—	$—	$698
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$72,407	$—	$—	$(13,904)
MVL Group, Inc.	$—	$5,176	$—	$11	$—	$—	$—	$—	$1,525
Orion Foods, LLC	$2,700	$6,712	$—	$4,285	$—	$—	$808	$—	$7,669
Senior Secured Loan Fund LLC*	$652,458	$145,153	$—	$224,867	$43,119	$—	$23,491	$7,082	$421
The Thymes, LLC	$—	$—	$—	$—	$—	$410	$—	$—	$3,460

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company co-invests through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". Ares Capital provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, Ares Capital has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in the Company's schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 6.00% on $12 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $17 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.25% on $60 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $18 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $97 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $55 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $27 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.75% on $25 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(20)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $23 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(21)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 0.75% on $45 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(22)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.75% on $36 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(23)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(24)
Loan was on non-accrual status as of December 31, 2013.

(25)
Loan includes interest rate floor feature.

(26)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(27)
As of December 31, 2013, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 6 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(28)
As of December 31, 2013, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 6 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(29)
As of December 31, 2013, no amounts were funded by the Company under this letter of credit facility; however, there were letters of credit issued and outstanding through a financial intermediary under the letter of credit facility. See Note 6 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2012
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$124	$29	(2)

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,302	3,570	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,135	(2)

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	3,104

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	452	447

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	6,051	8,341	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,596	4,197	(2)

Partnership Capital Growth Fund III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	1,964	1,819	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	286	259	(2)

Senior Secured Loan Fund LLC(7)(10)	Co-investment vehicle	Subordinated certificates ($1,244,969 par due 12/2022)	8.31% (Libor + 8.00%/Q)(21)	10/30/2009	1,237,887	1,263,644
		Membership interest (87.50% interest)		10/30/2009	—	—

					1,237,887	1,263,644

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	387	854	(2)

					1,256,930	1,287,399		32.28%

Healthcare—Services
California Forensic Medical Group, Incorporated	Correctional facility healthcare operator	First lien senior secured revolving loan ($2,000 par due 11/2018)	10.25% (Base Rate + 7.00%/Q)	11/16/2012	2,000	2,000	(2)(20)(23)
		First lien senior secured loan ($54,182 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	54,182	54,182	(2)(20)

					56,182	56,182

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,205	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services	First lien senior secured loan ($7,565 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,565	7,263	(2)(20)
		First lien senior secured loan ($7,172 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,172	6,885	(3)(20)
		Class A common stock (9,679 shares)		6/15/2007	4,000	4,772	(2)
		Class C common stock (1,546 shares)		6/15/2007	—	1,316	(2)

					18,737	20,236

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	929	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2019)	10.25% (Libor + 9.00%/Q)	12/27/2012	112,000	112,000	(2)(20)

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	First lien senior secured loan ($15,298 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	15,298	15,298	(2)(20)
		First lien senior secured loan ($42,846 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	42,846	42,846	(3)(20)
		First lien senior secured loan ($4,869 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	4,869	4,869	(4)(20)
		First lien senior secured loan ($55,307 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	55,307	55,307	(2)(20)
		First lien senior secured loan ($15,579 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	15,579	15,579	(3)(20)

					133,899	133,899

MW Dental Holding Corp.	Dental services	First lien senior secured revolving loan ($3,000 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,000	3,000	(2)(20)
		First lien senior secured loan ($55,034 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	55,034	55,034	(2)(20)
		First lien senior secured loan ($49,253 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,253	49,253	(3)(20)
		First lien senior secured loan ($9,900 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	9,900	9,900	(4)(20)

					117,187	117,187

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured revolving loan ($5,250 par due 4/2016)	7.50% (Libor + 6.00%/M)	4/15/2011	5,250	5,250	(2)(20)
		First lien senior secured loan ($9,062 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	8,984	9,062	(2)(20)
		First lien senior secured loan ($28,125 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	28,125	28,125	(3)(20)
		Common units (5,000 units)		4/15/2011	5,000	6,169	(2)

					47,359	48,606

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	First lien senior secured loan ($40,095 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	40,095	40,095	(2)(17)(20)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,611	(2)

					42,595	42,706

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	—	(2)

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	11,448	(2)
		Common stock (16,106 shares)		7/30/2008	100	—	(2)

					11,256	11,448

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Second lien senior secured loan ($45,000 par due 10/2018)	8.25% (Libor + 7.00%/Q)	4/19/2012	45,000	45,000	(2)(20)
		Preferred stock (333 shares)		3/12/2008	125	14	(2)
		Common stock (16,667 shares)		3/12/2008	167	697	(2)

					45,292	45,711

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
RCHP, Inc.	Operator of general acute care hospitals	Second lien senior secured loan ($15,000 par due 5/2019)	11.50% (Libor + 10.00%/S)	11/4/2011	15,000	15,000	(2)(20)
		Second lien senior secured loan ($50,000 par due 5/2019)	11.50% (Libor + 10.00%/S)	11/4/2011	50,000	50,000	(3)(20)

					65,000	65,000

Reed Group, Ltd.	Medical disability management services provider	Equity interests		4/1/2010	—	435	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	First lien senior secured loan ($6,000 par due 7/2015)	11.00%	6/28/2012	5,968	6,000	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	29	(2)

					6,006	6,029

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($75,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	75,000	75,000	(2)(20)

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Second lien senior secured loan ($2,521 par due 11/2010)		4/1/2010	2,050	843	(2)(19)
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,050	843

SurgiQuest, Inc.	Medical device manufacturer	First lien senior secured loan ($7,000 par due 10/2016)	10.00%	9/28/2012	6,801	7,000	(2)
		Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

					6,801	7,000

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	First lien senior secured loan ($15,000 par due 12/2018)	6.50% (Libor + 5.50%/Q)	12/27/2012	15,000	15,000	(2)(20)

Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	2,616	(2)

					764,148	762,032		19.11%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($541 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	541	541	(2)(20)
		First lien senior secured loan ($10,357 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	10,357	10,357	(2)(20)
		First lien senior secured loan ($60,904 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	60,904	60,904	(3)(20)
		First lien senior secured loan ($4,782 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	4,782	4,782	(4)(20)

					76,584	76,584

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	6,589	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($15,000 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	15,000	15,000	(2)(15)(20)
		First lien senior secured loan ($714 par due 12/2014)	7.50% (Base Rate + 4.25%/Q)	12/10/2010	714	714	(2)(15)(20)
		Second lien senior secured loan ($33,150 par due 12/2015)	15.33% (Libor + 8.50% Cash, 6.50% PIK/Q)	12/10/2010	33,150	29,837	(2)
		Second lien senior secured loan ($9,978 par due 12/2015)	15.31% (Libor + 8.50% Cash, 6.50% PIK/Q)	12/10/2010	9,978	8,980	(2)
		Warrants to purchase up to 654,618 shares		12/13/2010	—	—	(2)

					58,842	54,531

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Second lien senior secured loan ($17,000 par due 7/2014)		4/1/2010	15,257	—	(2)(19)
		Senior subordinated loan ($31,997 par due 1/2015)		4/1/2010	24,151	—	(2)(19)
		Common stock (2,406 shares)		4/1/2010	926	—	(2)

					40,334	—

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)	12.00% PIK	8/1/2011	10,492	11,766	(2)
		Common stock (50,800 shares)		8/1/2011	51	2,789	(2)

					10,543	14,555

Infilaw Holding, LLC	Operator of three for-profit law schools	First lien senior secured revolving loan	—	8/25/2011	—	—	(22)
		First lien senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(20)
		First lien senior secured loan ($19,157 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	19,157	19,157	(3)(20)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(20)
		Series B preferred stock (3.91 units)		10/19/2012	9,245	9,524	(2)

					153,293	153,572

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	7,143	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	159	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					5,689	7,302

Lakeland Tours, LLC	Educational travel provider	First lien senior secured revolving loan	—	10/4/2011	—	—	(22)
		First lien senior secured loan ($58,826 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	58,670	58,826	(14)(20)
		First lien senior secured loan ($1,793 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	1,789	1,793	(2)(20)
		First lien senior secured loan ($40,362 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	40,255	40,362	(3)(14)(20)
		First lien senior secured loan ($8,967 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	8,943	8,967	(3)(20)
		Common stock (5,000 shares)		10/4/2011	5,000	4,555	(2)

					114,657	114,503

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (8,800 shares)		7/30/2008	2,200	1,936	(2)
		Common membership interest (26.27% interest)		9/21/2007	15,800	29,829	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					18,000	31,765

					488,462	459,401		11.52%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	5,675	7,814

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,718

Ciena Capital LLC(7)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($32,000 par due 12/2016)	12.00%	11/29/2010	32,000	32,000	(2)
		Equity interests		11/29/2010	53,374	18,616	(2)

					99,374	64,616

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($2,750 par due 9/2015)	9.00%	9/30/2011	2,750	2,750	(2)

Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	3,733	13,687
		Common stock (650,000 shares)		10/13/2010	—	—

					3,733	13,687

Gordian Acquisition Corporation	Financial services firm	Common stock (526 shares)		11/30/2012	—	—

Imperial Capital Group LLC	Investment services	Class A common units (7,710 units)		5/10/2007	14,997	18,954	(2)
		2006 Class B common units (2,526 units)		5/10/2007	3	4	(2)
		2007 Class B common units (315 units)		5/10/2007	—	1	(2)

					15,000	18,959

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	294,258

					328,493	431,802		10.83%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	First lien senior secured revolving loan ($1,468 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	1,468	1,468	(2)(20)
		First lien senior secured revolving loan ($200 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	200	200	(2)(20)
		First lien senior secured loan ($9,200 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,200	9,200	(2)(20)
		First lien senior secured loan ($11,034 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	11,037	11,034	(3)(20)
		Promissory note ($14,897,360 par due 11/2016)	12.00% PIK	11/27/2006	16,001	18,719	(2)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	5,496	(2)

					37,906	46,117

Benihana, Inc.	Restaurant owner and operator	First lien senior secured revolving loan ($431 par due 8/2017)	9.25% (Libor + 8.00%/M)	8/21/2012	431	431	(2)(20)
		First lien senior secured loan ($21,769 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	21,769	21,769	(2)(20)
		First lien senior secured loan ($10,000 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	10,000	10,000	(4)(20)

					32,200	32,200

Hojeij Branded Foods, Inc.	Airport restaurant operator	First lien senior secured revolving loan ($1,900 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	1,900	1,900	(2)(20)(23)
		First lien senior secured loan ($22,600 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	22,025	22,600	(2)(20)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	132	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	1,899	(2)

					24,594	26,531

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	First lien senior secured revolving loan ($7,800 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	7,800	7,800	(2)(20)
		First lien senior secured loan ($33,477 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,477	33,477	(3)(20)
		Second lien senior secured loan ($37,552 par due 9/2014)		4/1/2010	23,695	17,807	(2)(19)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					64,972	59,084

OTG Management, LLC	Airport restaurant operator	First lien senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(20)
		Common units (3,000,000 units)		1/5/2011	3,000	2,042	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	4,334	(2)

					28,100	31,376

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Performance Food Group, Inc. and Wellspring Distribution Corp.	Food service distributor	Second lien senior secured loan ($50,000 par due 5/2015)	11.00%	5/30/2012	50,000	50,000	(2)
		Second lien senior secured loan ($50,250 par due 5/2015)	11.00%	5/23/2008	49,529	50,250	(2)
		Second lien senior secured loan ($50,000 par due 5/2015)	11.00%	5/23/2008	49,705	50,000	(3)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	6,732	(2)

					156,734	156,982

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($61,333 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	60,280	61,333	(3)(20)
		First lien senior secured loan ($9,436 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	9,272	9,436	(4)(20)

					69,552	70,769

S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					414,058	423,059		10.61%

Services—Other
Capital Investments and Ventures Corp.	SCUBA diver training and certification provider	First lien senior secured loan ($64,837 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	64,837	64,837	(2)(20)
		First lien senior secured loan ($9,975 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	9,975	9,975	(4)(20)

					74,812	74,812

Competitor Group, Inc. and Calera XVI, LLC	Endurance sports media and event operator	First lien senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,850	(2)(20)
		First lien senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	900	(2)(20)
		First lien senior secured loan ($54,500 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	54,500	54,500	(2)(20)
		Membership units (2,500,000 units)		11/30/2012	2,500	2,500	(2)(9)

					60,750	60,750

Massage Envy, LLC	Franchiser in the massage industry	First lien senior secured loan ($80,494 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	80,494	80,494	(2)(20)
		Common stock (3,000,000 shares)		9/27/2012	3,000	3,000	(2)

					83,494	83,494

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
McKenzie Sports Products, LLC	Designer, manufacturer and distributor of taxidermy forms and supplies	First lien senior secured loan ($11,833 par due 3/2017)	7.00% (Libor + 5.50%/M)	3/30/2012	11,833	11,833	(2)(20)
		First lien senior secured loan ($28 par due 3/2017)	7.75% (Base Rate + 4.50%/M)	3/30/2012	28	28	(2)(20)
		First lien senior secured loan ($9,902 par due 3/2017)	7.00% (Libor + 5.50%/M)	3/30/2012	9,902	9,902	(4)(20)
		First lien senior secured loan ($23 par due 3/2017)	7.75% (Base Rate + 4.50%/M)	3/30/2012	23	23	(4)(20)

					21,786	21,786

The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($25,400 par due 6/2018)	12.00% Cash, 1.50% PIK	12/22/2010	25,400	25,400	(2)
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	6,337	13,962	(2)

					31,737	39,362

Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	First lien senior secured loan ($27,172 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/26/2012	27,091	27,172	(2)(20)
		Second lien senior secured loan ($40,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	40,000	40,000	(2)(20)
		Second lien senior secured loan ($50,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	50,000	50,000	(3)(20)

					117,091	117,172

					389,670	397,376		9.96%

Business Services
Access CIG, LLC	Records and information management services provider	First lien senior secured loan ($1,000 par due 10/2017)	7.00% (Libor + 5.75%/Q)	10/5/2012	1,000	1,000	(2)(20)

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)	Payroll and accounting services provider to the entertainment industry	First lien senior secured loan ($100,000 par due 12/2017)	7.50% (Libor + 6.50%/Q)	12/24/2012	100,000	100,000	(2)(20)
		Class A membership units (2,500,000 units)		12/24/2012	2,500	2,500	(2)
		Class B membership units (2,500,000 units)		12/24/2012	2,500	2,500	(2)

					105,000	105,000

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	3,543	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CitiPostal Inc.(7)	Document storage and management services	First lien senior secured revolving loan ($1,000 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	1,000	1,000	(2)(20)
		First lien senior secured loan ($523 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	523	523	(2)
		First lien senior secured loan ($53,561 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	53,561	53,561	(3)
		Senior subordinated loan ($17,224 par due 12/2015)		4/1/2010	13,038	1,556	(2)(19)
		Common stock (37,024 shares)		4/1/2010	—	—

					68,122	56,640

Command Alkon, Inc.	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($39,130 par due 3/2018)	9.75% (Libor + 8.50%/Q)	9/28/2012	39,130	39,130	(2)(20)

Cornerstone Records Management, LLC	Physical records storage and management service provider	First lien senior secured loan ($18,460 par due 8/2016)	10.50% (Libor + 9.00%/Q)	8/12/2011	18,460	17,722	(2)(20)

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (12,287,082 units)		6/26/2008	12,347	—	(2)

IfByPhone Inc.	Voice-based marketing automation software provider	First lien senior secured loan ($2,000 par due 11/2015)	11.00%	10/15/2012	1,917	2,000	(2)
		First lien senior secured loan ($1,000 par due 1/2016)	11.00%	10/15/2012	1,000	1,000	(2)
		Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	88	(2)

					3,005	3,088

Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	711

Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	First lien senior secured loan ($12,263 par due 6/2018)	6.25% (Libor + 5.00%/Q)	6/29/2012	12,263	12,263	(2)(20)
		Preferred units (1,798,391 units)		6/29/2012	1,000	1,093	(2)

					13,263	13,356

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,037
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,037

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MVL Group, Inc.(7)	Marketing research provider	First lien senior secured revolving loan ($806 par due 6/2012)	4.94% (Libor + 4.50%/Q)	6/28/2012	806	806	(2)
		Senior subordinated loan ($36,766 par due 7/2012)		4/1/2010	34,636	5,330	(2)(19)
		Junior subordinated loan ($185 par due 7/2012)		4/1/2010	—	—	(2)(19)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					35,442	6,136

Performant Financial Corporation	Collections services	Common stock (772,130 shares)		4/1/2010	1,191	7,799	(2)
		Common stock (207,912 shares)		2/5/2005	241	2,100	(2)

					1,432	9,899

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	First lien senior secured loan ($7,033 par due 11/2018)		7/31/2008	6,709	7,033	(2)(19)
		First lien senior secured loan ($7,375 par due 5/2019)		11/20/2007	6,661	522	(2)(19)
		Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

					17,138	7,555

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	736	(2)

Prommis Holdings, LLC	Bankruptcy and foreclosure processing services	Class B common units (1,727 units)		6/12/2012	—	—	(2)

Promo Works, LLC	Marketing services	First lien senior secured loan ($8,655 par due 12/2013)		4/1/2010	3,249	2,042	(2)(19)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	137	(2)

Strident Holding, Inc.	Recovery audit services provider to commercial and governmental healthcare payors	First lien senior secured loan ($7,935 par due 7/2018)	6.50% (Libor + 5.25%/Q)	7/26/2012	7,935	7,935	(2)(20)
		First lien senior secured loan ($9,975 par due 7/2018)	6.50% (Libor + 5.25%/Q)	7/26/2012	9,975	9,975	(4)(20)

					17,910	17,910

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	873	(2)

TOA Technologies, Inc.	Cloud based, mobile workforce management applications provider	First lien senior secured loan ($13,000 par due 10/2016)	10.25%	10/31/2012	12,415	12,480	(2)
		Warrant to purchase up to 2,509,770 shares of Series D preferred stock		10/31/2012	605	617	(2)

					13,020	13,097

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Tradesmen International, Inc.	Construction labor support	Warrants to purchase up to 771,036 shares		4/1/2010	—	10,150

Tripwire, Inc.	IT security software provider	First lien senior secured loan ($50,000 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	50,000	50,000	(3)(20)
		First lien senior secured loan ($10,000 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	10,000	10,000	(4)(20)
		Class A common stock (2,970 shares)		5/23/2011	2,970	6,941	(2)
		Class B common stock (2,655,638 shares)		5/23/2011	30	70	(2)

					63,000	67,011

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (5.98% interest)		10/26/2007	10,204	3,652

					426,260	381,625		9.57%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan	—	8/31/2011	—	—	(22)
		First lien senior secured loan ($22,569 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	22,569	22,569	(2)(20)
		First lien senior secured loan ($3,750 par due 8/2016)	9.25% (Base Rate + 6.00%/Q)	8/31/2011	3,750	3,750	(2)(20)
		First lien senior secured loan ($24,217 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	24,217	24,217	(2)(20)
		First lien senior secured loan ($67,961 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	67,961	67,961	(3)(20)
		First lien senior secured loan ($353 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	353	353	(3)(20)
		First lien senior secured loan ($14,795 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	14,795	14,795	(4)(20)
		First lien senior secured loan ($77 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	77	77	(4)(20)

					133,722	133,722

Microstar Logistics LLC, Microstar Global Asset Management LLC and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($165,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	165,000	165,000	(2)(20)
		Common Stock (50,000 shares)		12/14/2012	5,000	5,000	(2)

					170,000	170,000

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.	Provider of highly-customized, tailored protective packaging solutions	First lien senior secured loan ($3 par due 3/2017)	8.50% (Base Rate + 5.25%/Q)	4/25/2012	3	3	(2)(20)
		First lien senior secured loan ($992 par due 3/2017)	7.75% (Libor + 6.25%/Q)	4/25/2012	992	992	(2)(20)

					995	995

					304,717	304,717		7.64%

Consumer Products—Non-durable
Gilchrist & Soames, Inc.	Personal care manufacturer	First lien senior secured revolving loan ($9,200 par due 10/2013)	6.25% (Libor + 5.00%/M)	4/1/2010	9,200	9,200	(2)(20)
		First lien senior secured loan ($21,941 par due 10/2013)	13.44%	4/1/2010	21,710	20,847	(2)

					30,910	30,047

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,873	4,873	(2)
		Common stock (455 shares)		10/31/2011	455	196	(2)

					5,328	5,069

Insight Pharmaceuticals Corporation(6)	OTC drug products manufacturer	Second lien senior secured loan ($19,310 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	19,136	19,310	(3)(20)
		Class A common stock (155,000 shares)		8/26/2011	6,035	8,277	(2)
		Class B common stock (155,000 shares)		8/26/2011	6,035	8,277	(2)

					31,206	35,864

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	First lien senior secured revolving loan ($9,500 par due 6/2016)	13.00% (Libor + 12.00%/M)	6/30/2011	9,500	8,550	(2)(20)
		First lien senior secured loan ($38,781 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	38,581	34,903	(3)(20)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—	(2)
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	—	(2)

					48,081	43,453

Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($41,299 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	41,125	41,299	(2)(20)
		First lien senior secured loan ($9,428 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	9,388	9,428	(4)(20)

					50,513	50,727

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,293	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Step2 Company, LLC	Toy manufacturer	Second lien senior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	26,092	27,000	(2)
		Second lien senior secured loan ($32,814 par due 4/2015)	10.00% Cash, 6.00% PIK	4/1/2010	31,859	28,876	(2)
		Common units (1,116,879 units)		4/1/2010	24	94
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	269

					57,975	56,239

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	5,631	5,244
		Common units (5,400 units)		6/21/2007	—	3,138

					5,631	8,382

Woodstream Corporation	Pet products manufacturer	First lien senior secured loan ($3,000 par due 8/2014)	6.50% (Libor + 5.00%/Q)	4/18/2012	3,000	3,000	(2)(20)
		First lien senior secured loan ($15,000 par due 8/2014)	6.50% (Libor + 5.00%/Q)	4/18/2012	15,000	15,000	(4)(20)
		Senior subordinated loan ($45,000 par due 2/2015)	12.00%	1/22/2010	41,637	45,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,999	(2)

					60,859	65,999

					291,503	297,073		7.45%

Energy
Centinela Funding, LLC	Solar power generation facility developer and operator	First lien senior secured loan ($45,000 par due 11/2020)	10.00% (Libor + 8.75%/Q)	11/14/2012	45,000	45,000	(2)(20)

EquiPower Resources Holdings, LLC	Gas-fired power generation facilities operator	Second lien senior secured loan ($22,500 par due 6/2019)	10.00% (Libor + 8.50%/Q)	6/27/2012	22,073	22,500	(2)(20)

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($59,000 par due 8/2018)	10.25% (Libor + 8.75%/Q)	8/9/2011	57,908	56,640	(2)(20)

Panda Sherman Power, LLC	Developer and operator of a gas turbine power plant	First lien senior secured loan ($32,500 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,500	32,500	(2)(20)

Panda Temple Power, LLC	Developer and operator of a gas turbine power plant	First lien senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,157	60,000	(2)(20)

					215,638	216,640		5.43%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,688	(2)
		Common stock (25,000 units)		12/16/2011	25	137	(2)

					2,500	2,825

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($1,300 par due 7/2017)	8.25% (Base Rate + 5.00%/M)	7/12/2012	1,300	1,300	(2)(20)
		First lien senior secured loan ($52,071 par due 7/2017)	7.25% (Libor + 6.00%/M)	7/12/2012	52,071	52,071	(2)(20)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	1,871	(2)
		Common stock (20,000 shares)		7/12/2012	200	200	(2)

					55,371	55,442

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($5,000 par due 7/2016)	10.13%	12/28/2012	4,850	5,000	(2)
		Warrant to purchase up to 321,888 shares of Series C Preferred Stock		12/28/2012	—	84	(2)

					4,850	5,084

Service King Paint & Body, LLC	Collision repair site operators	First lien senior secured loan ($122,850 par due 8/2017)	8.50% (Libor + 7.25%/Q)	8/20/2012	122,850	122,850	(2)(16)(20)
		First lien senior secured loan ($9,925 par due 8/2017)	5.50% (Libor + 4.25%/Q)	8/20/2012	9,925	9,925	(2)(20)
		Membership interest		8/20/2012	5,000	6,684	(2)

					137,775	139,459

					200,496	202,810		5.09%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	First lien senior secured loan ($4,848 par due 8/2015)	12.00%	8/7/2012	4,848	4,848	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/2/2012	—	8	(2)

					4,848	4,856

Component Hardware Group, Inc.	Commercial equipment	Second lien senior secured loan ($3,202 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,202	3,202	(2)
		Senior subordinated loan ($11,142 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	8,343	11,142	(2)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	7,322	(2)

					11,545	21,666

MWI Holdings, Inc.	Provider of engineered springs, fasteners, and other precision components	First lien senior secured loan ($38,274 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	38,274	38,274	(2)(20)

Lighting Science Group Corporation	Advanced lighting products	Letter of credit facility	—	9/20/2011	—	—	(24)
		First lien senior secured loan ($10,000 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	10,000	10,000	(4)(20)

					48,274	48,274

NetShape Technologies, Inc.	Metal precision engineered components	First lien senior secured revolving loan ($415 par due 2/2013)	3.96% (Libor + 3.75%/M)	4/1/2010	415	373	(2)

Pelican Products, Inc.	Flashlights	First lien senior secured loan ($7,960 par due 7/2018)	7.00% (Libor + 5.50%/Q)	7/13/2012	7,960	7,960	(4)(20)
		Second lien senior secured loan ($32,000 par due 6/2019)	11.50% (Libor + 10.00%/Q)	7/13/2012	32,000	32,000	(2)(20)

					39,960	39,960

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Protective Industries, Inc. dba Caplugs	Plastic protection products	First lien senior secured revolving loan ($1,633 par due 5/2016)	5.75% (Libor + 4.25%/M)	5/23/2011	1,633	1,633	(2)(20)(23)
		First lien senior secured loan ($1,500 par due 5/2017)	5.75% (Libor + 4.25%/M)	11/30/2012	1,500	1,500	(2)(20)
		Senior subordinated loan ($695 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	695	695	(2)
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	4,644	(2)

					6,135	8,472

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

Sigma International Group, Inc.	Water treatment parts	Second lien senior secured loan ($4,195 par due 4/2014)	10.00% (Libor + 5.00% Cash, 5.00% PIK/Q)	7/8/2011	4,195	4,195	(2)(20)

SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc.	Magnetic sensors and supporting sensor products	First lien senior secured loan ($11,625 par due 12/2016)	9.00% (Libor + 7.50%/Q)	3/23/2012	11,424	11,625	(2)(20)

					127,796	139,421		3.50%

Aerospace and Defense
ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	First lien senior secured loan ($4,925 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	4,838	4,925	(2)(20)
		First lien senior secured loan ($19,950 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	19,574	19,950	(4)(20)

					24,412	24,875

PRV Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($1,136 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	1,130	1,136	(2)(20)
		First lien senior secured loan ($8,460 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	8,383	8,460	(4)(20)
		Second lien senior secured loan ($80,000 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	80,000	80,000	(2)(20)

					89,513	89,596

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	103	103	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,346	(2)

					2,394	2,449

					116,319	116,920		2.93%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company, Cameron Holdings of NC, Inc., and Dialog Telecom LLC	Broadband communication services	First lien senior secured loan ($7,666 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	7,666	7,666	(2)(20)
		First lien senior secured loan ($16,476 par due 12/2013)	12.00% (Libor + 11.50%/Q)	6/20/2011	16,476	16,476	(2)(20)
		Senior subordinated loan ($10,741 par due 11/2014)	12.00% Cash, 2.00% PIK	9/1/2010	10,741	10,312	(2)
		Senior subordinated loan ($34,104 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	34,104	32,740	(3)
		Senior subordinated loan ($23,513 par due 11/2014)	10.00% Cash, 4.00% PIK	11/7/2007	23,513	22,574	(2)
		Warrants to purchase up to 378 shares		11/7/2007	—	2,533
		Warrants to purchase up to 200 shares		9/1/2010	—	1,340	(2)

					92,500	93,641

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					92,500	93,641		2.35%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Second lien senior secured loan ($48,825 par due 2/2016)	9.00% (Libor + 7.50%/Q)	4/1/2010	44,000	48,338	(2)(20)
		Second lien senior secured loan ($43,675 par due 2/2016)	9.50% (Libor + 8.00%/Q)	4/30/2012	43,675	43,675	(2)(20)

					87,675	92,013		2.31%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing and development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—	(2)
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	1,757	(2)

					2,893	1,757

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC and Universal Lubricants, LLC(6)	Petroleum product manufacturer	Second lien senior secured loan ($4,935 par due 12/2014)	9.19% (Libor + 7.19% Cash, 2.00% PIK/Q)	4/30/2012	4,935	4,935	(2)
		Second lien senior secured loan ($25,413 par due 12/2014)	9.19% (Libor + 7.19% Cash, 2.00% PIK/Q)	4/30/2012	25,413	25,413	(3)
		Second lien senior secured loan ($4,920 par due 12/2014)	12.00% Cash, 2.00% PIK	4/30/2012	4,920	4,920	(2)
		Second lien senior secured loan ($5,078 par due 12/2014)	12.00% Cash, 3.00% PIK	4/30/2012	5,078	5,078	(2)
		Second lien senior secured loan ($18,614 par due 12/2014)	12.00% Cash, 2.00% PIK	4/30/2012	18,614	18,614	(3)
		Class A common units (151,236 units)		6/17/2011	1,512	57	(2)
		Class B-5 common units (599,200 units)		4/25/2008	5,472	226	(2)
		Class B-4 common units (50,000 units)		6/17/2011	500	19	(2)
		Class C common units (758,546 units)		4/25/2008	—	287	(2)

					66,444	59,549

					69,337	61,306		1.54%

Retail
Fulton Holdings Corp.	Airport retail operator	First lien senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(3)(12)
		Common stock (19,672 shares)		5/28/2010	1,967	1,873

					41,967	41,873

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	First lien senior secured loan ($14,962 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,962	14,962	(4)(20)

					56,929	56,835		1.43%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	First lien senior secured loan ($5,500 par due 10/2016)	9.60%	10/31/2012	5,500	5,594	(2)(18)

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

National Print Group, Inc.	Printing management services	First lien senior secured revolving loan ($913 par due 10/2013)	9.00% (Libor + 6.00%/Q)	3/2/2006	913	895	(2)(20)(23)
		First lien senior secured revolving loan ($1,038 par due 10/2013)	9.00% (Base Rate + 5.00%/M)	3/2/2006	1,038	1,017	(2)(20)
		First lien senior secured loan ($6,903 par due 10/2013)	10.00% (Libor + 9.00% Cash, 1.00% PIK/Q)	3/2/2006	6,631	6,834	(2)(20)
		First lien senior secured loan ($331 par due 10/2013)	10.00% (Base Rate + 9.00% Cash, 1.00% PIK/Q)	3/2/2006	318	327	(2)(20)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	(2)(20)

					10,900	9,073

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	First lien senior secured loan ($21,319 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	21,319	21,319	(2)(20)
		First lien senior secured loan ($9,902 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	9,902	9,902	(4)(20)
		Preferred stock (10,663 shares)		9/29/2006	1,066	3,225	(2)
		Common stock (15,393 shares)		9/29/2006	3	8	(2)

					32,290	34,454

					48,690	49,121		1.23%

Environmental Services
AWTP, LLC(7)	Water treatment services	Second lien senior secured loan ($4,212 par due 6/2015)	10.00%	4/18/2011	4,212	4,212	(2)
		Second lien senior secured loan ($6,121 par due 6/2015)	15.00% PIK	4/18/2011	6,121	6,121	(2)
		Membership interests (90% interest)		4/18/2011	—	4,580	(2)

					10,333	14,913

RE Community Holdings II, Inc. and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	1,487	(2)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	24,219	(2)

					31,435	40,619		1.02%

Transportation
PODS Funding Corp.	Storage and warehousing	Junior subordinated loan ($40,228 par due 5/2017)	12.75% Cash, 2.75% PIK	11/29/2011	40,228	40,228	(2)

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					40,228	40,228		1.01%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($25,208 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	25,208	25,208	(2)
		Member interest (10.00% interest)		4/1/2010	594	—
		Option (25,000 units)		4/1/2010	25	501

					25,827	25,709

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,505 par due 12/2025)		4/1/2010	926	2,061	(19)

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	3,639

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(2)(19)
		Senior subordinated loan ($2,092 par due 6/2017)		4/1/2010	—	—	(2)(19)
		Common equity interest		4/1/2010	—	—
		Limited liability company membership interest (100% interest)		6/19/2012	—	—	(2)

					—	—

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Hot Light Brands, Inc.(7)	Real estate holding company	First lien senior secured loan ($32,957 par due 2/2011)		4/1/2010	1,664	1,128	(2)(19)
		Common stock (93,500 shares)		4/1/2010	—	—	(2)

					1,664	1,128

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	6,123

					34,734	38,660		0.97%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($11,500 par due 10/2013)	4.71% (Libor + 4.50%/M)	10/11/2007	11,500	11,500	(2)(13)

CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	4,152	(2)
		Limited partnership interest (1,847,835 shares)		7/31/2012	1,848	1,848	(2)

					6,000	6,000

					17,500	17,500		0.43%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior units (50,000 units)		10/5/2007	5,000	1,398

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($8,885 par due 2/2013)	16.00% PIK	2/6/2008	8,885	8,885	(2)
		Preferred stock (6,258 shares)		9/1/2006	2,568	1,617	(2)

					11,453	10,502

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	—	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	—

					17,433	11,900		0.29%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,457	(2)

					2,500	2,457		0.05%

					$5,823,451	$5,924,555		148.55%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2012 represented 149% of the Company's net assets or 93% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2012 in which the issuer was an Affiliated company (but not a portfolio company that the Company "Controls") are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$3,227	$—	$—	$—	$—	$(54)
Apple & Eve, LLC and US Juice Partners, LLC	$500	$32,344	$—	$3,393	$—	$—	$44	$—	$(1,928)
Campus Management Corp. and Campus Management Acquisition Corp	$—	$—	$—	$—	$—	$—	$—	$—	$(4,508)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$105,000	$—	$—	$167	$2,788	$36	$2	$—	$—
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$188	$—	$1,169	$—	$—	$—	$—	$(3,898)
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$—	$—	$10,927	$—	$—	$—	$—	$(10,927)	$10,927
The Dwyer Group	$—	$—	$—	$2,959	$162	$785	$85	$—	$5,027
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$—	$—	$—	$—	$343	$6	$—	$5,058
Firstlight Financial Corporation	$—	$28,890	$84,153	$1,773	$—	$—	$200	$(25,959)	$43,321
Insight Pharmaceuticals Corporation	$—	$5,636	$—	$3,242	$—	$—	$171	$54	$(1,649)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$160	$15	$—	$(148)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$209
Pillar Processing LLC and PHL Holding Co.	$—	$5,479	$—	$—	$—	$—	$9	$2	$1,110
Soteria Imaging Services, LLC	$—	$441	$—	$—	$—	$—	$—	$64	$(584)
VSS-Tranzact Holdings, LLC	$—	$—	$867	$—	$—	$—	$—	$—	$3,453
UL Holding Co., LLC	$44,532	$13,766	$—	$5,837	$732	$—	$197	$—	$(6,953)
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2012 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$—	$9	$—	$—	$—	$1	$—	$—	$(19)
Allied Capital REIT, Inc.	$—	$—	$375	$—	$—	$41	$—	$147	$(314)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,801
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$291	$—
AWTP, LLC	$—	$—	$—	$1,296	$—	$—	$50	$—	$6,229
BenefitMall Holdings, Inc.	$—	$40,326	$53,510	$2,440	$—	$—	$167	$12,546	$(6,479)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$942
Ciena Capital LLC	$—	$—	$—	$4,758	$—	$—	$—	$—	$(1,436)
Citipostal, Inc.	$—	$2,710	$—	$7,715	$—	$—	$112	$—	$(18)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$2,843	$20	$—	$—	$—	$(5,473)	$5,595
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(108)
HCP Acquisition Holdings, LLC	$1,254	$—	$—	$—	$—	$—	$—	$—	$(6,177)
Hot Light Brands, Inc.	$—	$2,282	$—	$—	$—	$—	$—	$—	$(282)
Huddle House Inc.	$—	$20,801	$—	$678	$—	$—	$187	$(2,291)	$1,701
Ivy Hill Asset Management, L.P.	$58,085	$—	$—	$—	$—	$19,939	$—	$—	$41,576
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$25,000	$30,515	$3,943	$—	$—	$—	$1,655	$1,515
LVCG Holdings, LLC	$—	$—	$6,600	$—	$—	$—	$—	$(6,590)	$6,600
Making Memories Wholesale, Inc.	$—	$2,229	$—	$—	$—	$—	$—	$(12,281)	$12,476
MVL Group, Inc.	$2,540	$25,607	$—	$4,394	$—	$—	$—	$—	$(27,867)
Orion Foods, LLC	$6,500	$5,142	$—	$7,200	$—	$—	$806	$—	$(10,260)
Senior Secured loan Fund LLC*	$269,967	$66,334	$—	$184,701	$40,348	$—	$17,865	$3,641	$833
Stag-Parkway, Inc.	$—	$34,500	$3,090	$4,218	$—	$733	$251	$29,998	$(16,639)
The Thymes, LLC	$—	$560	$—	$—	$—	$481	$—	$—	$1,687

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company co-invests through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in the Company's schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with the Company's position.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $16 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $12 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 4.00% on $65 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $73 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $56 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(19)
Loan was on non-accrual status as of December 31, 2012.

(20)
Loan includes interest rate floor feature.

(21)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(22)
As of December 31, 2012, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were standby letters of credit issued and outstanding through a financial intermediary under the loan. See Note 6 to the consolidated financial statements for further information on standby letters of credit commitments related to certain portfolio companies.

(23)
As of December 31, 2012, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also standby letters of credit issued and outstanding through a financial intermediary under the loan. See Note 6 to the consolidated financial statements for further information on standby letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2012, no amounts were funded by the Company under this letter of credit facility; however, there were standby letters of credit issued and outstanding through a financial intermediary under the letter of credit facility. See Note 6 to the consolidated financial statements for further information on standby letters of credit commitments related to certain portfolio companies.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in thousands, except per share data)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
	Common Stock			Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value			Net Unrealized Gain (Loss) on Investments	Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2010	204,419	$204	$3,205,326	$(11,336)	$(169,696)	$26,035	$3,050,533
Shares issued in connection with dividend reinvestment plan	711	1	11,552	—	—	—	11,553
Issuances of the Convertible Unsecured Notes (See Note 5)	—	—	54,716	—	—	—	54,716
Net increase in stockholders' equity resulting from operations	—	—	—	282,403	77,242	(40,192)	319,453
Dividends declared and payable ($1.41 per share)	—	—	—	(288,990)	—	—	(288,990)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	118,760	7,474	(126,234)	—	—

Balance at December 31, 2011	205,130	$205	$3,390,354	$(10,449)	$(218,688)	$(14,157)	$3,147,265

Issuances of common stock in add-on offerings (net of offering and underwriting costs)	42,297	43	679,938	—	—	—	679,981
Shares issued in connection with dividend reinvestment plan	1,226	1	20,448	—	—	—	20,449
Issuances of the Convertible Unsecured Notes (See Note 5)	—	—	9,967	—	—	—	9,967
Net increase in stockholders' equity resulting from operations	—	—	—	348,861	44,056	115,261	508,178
Dividends declared and payable ($1.60 per share)	—	—	—	(377,494)	—	—	(377,494)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	16,810	11,172	(27,982)	—	—

Balance at December 31, 2012	248,653	$249	$4,117,517	$(27,910)	$(202,614)	$101,104	$3,988,346

Issuances of common stock in add-on offerings (net of offering and underwriting costs)	48,242	48	833,428	—	—	—	833,476
Shares issued in connection with dividend reinvestment plan	1,076	1	18,905	—	—	—	18,906
Issuance of the Convertible Unsecured Notes (See Note 5)	—	—	582	—	—	—	582
Net increase in stockholders' equity resulting from operations	—	—	—	430,406	63,725	(5,610)	488,521
Dividends declared and payable ($1.57 per share)	—	—	—	(425,387)	—	—	(425,387)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	12,045	14,106	(26,151)	—	—

Balance at December 31, 2013	297,971	$298	$4,982,477	$(8,785)	$(165,040)	$95,494	$4,904,444

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2013	2012	2011
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$488,521	$508,178	$319,453
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized loss on extinguishment of debt	—	2,678	19,318
Net realized gains on investments	(63,725)	(46,734)	(96,560)
Net unrealized (gains) losses on investments	5,610	(115,261)	40,192
Net accretion of discount on investments	(4,692)	(13,747)	(15,894)
Increase in payment-in-kind interest and dividends	(18,894)	(25,036)	(30,070)
Collections of payment-in-kind interest and dividends	29,531	21,465	55,814
Amortization of debt issuance costs	13,230	13,140	13,145
Accretion of discount on notes payable	13,806	11,310	11,057
Depreciation	802	829	876
Proceeds from sales and repayments of investments	1,722,672	2,494,062	2,516,090
Purchases of investments	(3,494,767)	(3,160,021)	(3,263,626)
Changes in operating assets and liabilities:
Interest receivable	(14,983)	(9,920)	(26,530)
Other assets	(8,333)	19,042	2,440
Management and incentive fees payable	7,623	39,089	40,099
Accounts payable and accrued expenses	13,771	5,774	12,662
Interest and facility fees payable	12,225	4,220	4,620

Net cash used in operating activities	(1,297,603)	(250,932)	(396,914)

FINANCING ACTIVITIES:
Net proceeds from issuances of common stock	833,476	679,981	—
Borrowings on debt	6,431,179	3,212,458	2,458,067
Repayments and repurchases of debt	(5,654,000)	(3,091,531)	(1,738,632)
Debt issuance costs	(21,013)	(44,383)	(25,341)
Dividends paid	(411,453)	(357,332)	(277,150)

Net cash provided by financing activities	1,178,189	399,193	416,944

CHANGE IN CASH AND CASH EQUIVALENTS	(119,414)	148,261	20,030
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	269,043	120,782	100,752

CASH AND CASH EQUIVALENTS, END OF PERIOD	$149,629	$269,043	$120,782

Supplemental Information:
Interest paid during the period	$124,406	$108,761	$87,421
Taxes, including excise tax, paid during the period	$13,907	$10,149	$9,112
Dividends declared and payable during the period	$425,387	$377,494	$288,990

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2013
(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company, or a "RIC", under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a wholly owned subsidiary of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a wholly owned subsidiary of Ares Management, provides the administrative services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles or ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 7 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a significant enough discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  Recent Accounting Pronouncements

        In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013. The Company has evaluated the impact of the adoption of ASU 2013-08 on its financial statements and disclosures and determined the adoption of ASU 2013-08 did not have a material effect on the Company's financial condition and results of operations.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives a fee from the Company consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the incentive fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any incentive fee otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        The Capital Gains Fee payable to the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the year ended December 31, 2013 and 2012 was $17,425 and $11,523, respectively. For the year ended December 31, 2011, there was no Capital Gains Fees payable under the investment advisory and management agreement. In accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $80,937 as of December 31, 2013, of which $63,512 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of December 31, 2013, the Company has paid Capital Gains Fees since inception totaling $15,986, of which $11,523 was paid in the first quarter of 2013. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the year ended December 31, 2013, base management fees were $104,857, incentive fees related to pre-incentive fee net investment income were $110,511 and incentive fees related to capital gains calculated in accordance with GAAP were $11,640. As of December 31, 2013, $139,208 was included in "management and incentive fees payable" in the accompanying consolidated balance sheet, of which $75,696 is currently payable to the Company's investment adviser under the investment advisory and management agreement.

        For the year ended December 31, 2012, base management fees were $86,228, incentive fees related to pre-incentive fee net investment income were $95,182 and incentive fees related to capital gains accrued in accordance with GAAP were $31,863. For the year ended December 31, 2011, base management fees were $71,603, incentive fees related to pre-incentive fee net investment income were $79,029 and incentive fees related to capital gains accrual in accordance with GAAP were $33,348.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, investor relations and technology being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Company's administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the years ended December 31, 2013, 2012 and 2011, the Company incurred $12,317, $9,322 and $9,563, respectively, in administrative fees. As of December 31, 2013, $3,773 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of December 31, 2013 and 2012, the Company's investments consisted of the following:

	As of December 31,
	2013		2012
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$3,461,597	$3,433,608	$2,329,844	$2,321,272
Second lien senior secured loans	1,335,761	1,319,191	1,257,926	1,233,872
Subordinated certificates of the SSLP(2)	1,745,192	1,771,369	1,237,887	1,263,644
Senior subordinated debt	308,094	267,171	321,331	259,820
Preferred equity securities	226,044	229,006	238,837	250,118
Other equity securities	453,732	600,214	430,380	584,005
Commercial real estate	6,983	12,338	7,246	11,824

Total	$7,537,403	$7,632,897	$5,823,451	$5,924,555

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with GE Global Sponsor Finance LLC and General Electric Capital Corporation to fund first lien senior secured loans to 47 and 36 different borrowers as of December 31, 2013 and 2012, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value at December 31, 2013 and 2012 were as follows:

	As of December 31,
	2013	2012
Industry
Investment Funds and Vehicles(1)	23.6%	21.7%
Healthcare Services	15.4	12.9
Business Services	9.2	6.4
Education	7.5	7.8
Other Services	6.7	6.7
Energy	5.4	3.7
Restaurants and Food Services	5.2	7.1
Financial Services	5.1	7.3
Consumer Products	3.5	6.6
Containers and Packaging	3.3	5.1
Manufacturing	3.3	2.4
Automotive Services	2.9	3.4
Retail	1.6	0.1
Chemicals	1.4	—
Aerospace and Defense	1.4	2.0
Other	4.5	6.8

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which had made first lien senior secured loans to 47 and 36 different borrowers as of December 31, 2013 and 2012, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of December 31,
	2013	2012
Geographic Region
West(1)	50.0%	49.1%
Mid Atlantic	15.9	12.8
Midwest	15.8	19.2
Southeast	13.6	14.7
International	3.7	1.9
Northeast	1.0	2.3

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 23.2% and 21.3% of the total investment portfolio at fair value as of December 31, 2013 and 2012, respectively.

        As of December 31, 2013, 3.1% of total investments at amortized cost (or 2.1% of total investments at fair value) were on non-accrual status. As of December 31, 2012, 2.3% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status.

  Senior Secured Loan Program

        The Company co-invests in first lien senior secured loans of middle market companies with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE") through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program") or the "SSLP". The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company provides capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        As of December 31, 2013 and 2012, the SSLP had available capital of $11.0 billion and $9.0 billion, respectively, of which approximately $8.7 billion and $6.3 billion in aggregate principal amount, respectively, was funded. As of December 31, 2013 and 2012, the Company had agreed to make available to the SSLP approximately $2.3 billion and $1.8 billion, respectively, of which approximately $1.7 billion and $1.2 billion in aggregate principal amount, respectively, was funded. Investment of any unfunded amount must be approved by the investment committee of the SSLP described above.

        As of December 31, 2013 and 2012, the SSLP had total assets of $8.7 billion and $6.3 billion, respectively. As of December 31, 2013 and 2012, GE's investment in the SSLP consisted of senior notes of $6.7 billion and $4.8 billion, respectively, and SSLP Certificates of $249.3 million and $177.9 million, respectively. The SSLP Certificates are junior in right of payment to the senior notes held by GE. As of December 31, 2013 and 2012, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        The SSLP's portfolio consisted of first lien senior secured loans to 47 and 36 different borrowers as of December 31, 2013 and 2012, respectively. As of December 31, 2013 and 2012, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of December 31, 2013, one loan was on non-accrual status, representing 1.0% of the total loans at principal amount in the SSLP. As of December 31, 2012, no loans were on non-accrual status. As of December 31, 2013 and 2012, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $321.7 million and $330.0 million, respectively, and the five largest loans to borrowers in the SSLP totaled $1.5 billion and $1.4 billion, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio. Additionally, as of December 31, 2013 and 2012, the SSLP had commitments to fund various delayed draw investments to certain of its portfolio companies of $510.4 million and $157.4 million, respectively, which had been approved by the SSLP investment committee. As of December 31, 2013 and 2012, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitments to fund such delayed draw investments of up to $85.1 million and $26.4 million, respectively.

        The amortized cost and fair value of the SSLP Certificates held by the Company was $1.7 billion and $1.8 billion, respectively, as of December 31, 2013, and $1.2 billion and $1.3 billion, respectively, as of December 31, 2012. The SSLP Certificates pay a weighted average coupon of approximately LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the contractual coupon. The Company's yield on its investment in the SSLP at fair value was 14.8% and 15.4% as of December 31, 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011, the Company earned interest income of $224.9 million, $184.7 million and $118.4 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP.

        Effective March 30, 2012, Ares Capital Management assumed from the Company the role of co-manager of the SSLP. However, this change did not impact the Company's economics in respect of its participation in the SSLP and Ares Capital Management does not receive any remuneration in respect of its co-manager role.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company, which became an SEC-registered investment adviser effective March 30, 2012. The Company has made investments in IHAM, its wholly owned portfolio company and previously made investments in certain vehicles managed by IHAM. As of December 31, 2013 IHAM had assets under management ("IHAM AUM")(1) of approximately $2.8 billion and managed 13 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of December 31, 2013 and 2012, IHAM had total investments of $170 million and $200 million, respectively. For the years ended December 31, 2013, 2012 and 2011, IHAM had management fee income of $21 million, $22 million and $22 million, respectively, and other investment-related income of $91 million, $40 million and $37 million, respectively.

        The amortized cost and fair value of the Company's investment in IHAM was $171.0 million and $280.4 million, respectively, as of December 31, 2013, and $171.0 million and $294.3 million, respectively, as of December 31, 2012. For the years ended December 31, 2013, 2012 and 2011, the Company received distributions consisting entirely of dividend income from IHAM of $72.4 million, $19.9 million and $19.0 million, respectively. The dividend income for the year ended December 31, 2013 included additional dividends of $32.4 million in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. IHAM or certain of the IHAM Vehicles purchased investments from the Company totaling $442.3 million and $256.9 million, during the years ended December 31, 2013 and 2012, respectively. The Company purchased investments from certain of the IHAM Vehicles totaling $156.0 million during the year ended December 31, 2013. The Company did not purchase any investments from IHAM Vehicles during the year ended December 31, 2012. A net realized loss of $0.1 million was recorded by the Company on these transactions for the year ended December 31, 2013. A net realized gain of $2.3 million was recorded by the Company on these transactions for the year ended December 31, 2012.

        In October 2012, the Company contributed to IHAM its entire investment in FLFC, LLC (f/k/a FirstLight Financial Corporation) ("FLFC") at a price equal to the fair value at the time of the contribution of $58.1 million ($51.8 million for its senior subordinated loan position and $6.3 million for its equity position). As a result of the contribution, the Company fully exited its investment in FLFC, which reduced its investment commitments by $84.2 million, and recognized a net loss of $26.1 million. Prior to such contribution, IHAM served as a sub-adviser to FirstLight Funding I, Ltd., a wholly owned subsidiary of FLFC ("FirstLight Funding"). Following such contribution, FirstLight Funding distributed to FLFC substantially all of its assets (in the form of cash and investments). In turn, FLFC repaid in full the total outstanding amount of its senior subordinated loans (including the portion held by IHAM following the contribution transaction) and made a distribution to its stockholders (including IHAM following the contribution transaction). In connection with the foregoing, IHAM ceased to be a sub-adviser to FirstLight Funding and IHAM became the collateral manager to FLFC.

(1)
IHAM AUM refers to the assets of the vehicles managed, sub-managed and sub-serviced by IHAM. It includes drawn and undrawn amounts, including amounts that are subject to certain restrictions. IHAM AUM amounts are as of December 31, 2013 and are unaudited. Certain amounts are preliminary and remain subject to change, and differences may arise due to rounding.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2013 the Company's asset coverage was 264%.

        The Company's outstanding debt obligations as of December 31, 2013 and 2012 were as follows:

	As of December 31,
	2013					2012
(in millions)	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$1,060,000	(2)	$—	$—		$900,000	$—	$—
Revolving Funding Facility	620,000	(3)	185,000	185,000		620,000	300,000	300,000
SMBC Funding Facility	400,000		—	—		400,000	—	—
February 2016 Convertible Notes	575,000		575,000	556,456	(4)	575,000	575,000	548,521	(4)
June 2016 Convertible Notes	230,000		230,000	221,788	(4)	230,000	230,000	218,761	(4)
2017 Convertible Notes	162,500		162,500	159,220	(4)	162,500	162,500	158,312	(4)
2018 Convertible Notes	270,000		270,000	264,097	(4)	270,000	270,000	262,829	(4)
2019 Convertible Notes	300,000		300,000	295,279	(4)	—	—	—
2018 Notes	600,000		600,000	596,756	(5)	—	—	—
February 2022 Notes	143,750		143,750	143,750		143,750	143,750	143,750
October 2022 Notes	182,500		182,500	182,500		182,500	182,500	182,500
2040 Notes	200,000		200,000	200,000		200,000	200,000	200,000
2047 Notes	230,000		230,000	181,429	(6)	230,000	230,000	181,199	(6)

Total	$4,973,750		$3,078,750	$2,986,275		$3,913,750	$2,293,750	$2,195,872

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,400,000.

(3)
Provides for a feature that allows the Company and Ares Capital CP, under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865,000.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Unsecured Notes. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017

  Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $18,544, $8,212, $3,280, $5,903 and $4,721 respectively, as of December 31, 2013. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes was $26,479, $11,239, $4,188 and $7,171 respectively, as of December 31, 2012.

(5)
Represents the aggregate principal amount outstanding less the unaccreted discount initially recorded upon the issuance of the 2018 Notes. The total unaccreted discount for the 2018 Notes was $3,244 as of December 31, 2013.

(6)
Represents the aggregate principal amount outstanding less the unaccreted purchased discount discount initially recorded as a part of the Allied Acquisition (as defined below). The total unaccreted purchased discount for the 2047 Notes was $48,571 and $48,801 as of December 31, 2013 and 2012, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of December 31, 2013 were 5.3% and 7.9 years, respectively, and as of December 31, 2012 were 5.5% and 9.8 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows the Company to borrow up to $1,060,000 at any one time outstanding. The end of the revolving period and the stated maturity date for the Revolving Credit Facility are May 4, 2017 and May 4, 2018, respectively. The Revolving Credit Facility also includes a feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,400,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of December 31, 2013, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of December 31, 2013 and 2012, there were no amounts outstanding under the Revolving Credit Facility. The Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $125,000. As of December 31, 2013 and 2012, the Company had $47,898 and $43,667, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of December 31, 2013, there was $1,012,102 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        Since May 2, 2013, subject to certain exceptions, the interest rate charged on the Revolving Credit Facility is based on LIBOR plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.00%. From May 5, 2012 through May 1, 2013, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of 2.25% or a "base rate" plus an applicable spread of 1.25%. Prior to and including May 4, 2012, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on a "base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon the Company's credit ratings. As of December 31, 2013, the one, two, three and six month LIBOR was 0.17%, 0.21%, 0.25% and 0.35%, respectively. As of December 31, 2012, the one, two, three and six month LIBOR was 0.21%, 0.25%, 0.31% and 0.51%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, since May 4, 2012, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. Prior to and including May 4, 2012, the commitment fee was 0.50%. Since May 2, 2013, the Company is also required to pay a letter of credit fee of 2.25% per annum on letters of credit issued. From May 5, 2012 through May 1, 2013, the letter of credit fee was 2.50% and prior to and including May 4, 2012, the letter of credit fee was 3.25%.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility and those held by ACJB under the SMBC Funding Facility, each as discussed below, and certain other investments.

        For the years ended December 31, 2013, 2012 and 2011, the components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Year Ended December 31,
	2013	2012	2011
Stated interest expense	$3,250	$3,523	$5,541
Facility fees	4,044	4,260	3,864
Amortization of debt issuance costs	2,746	4,207	6,510

Total interest and credit facility fees expense	$10,040	$11,990	$15,915

Cash paid for interest expense	$3,250	$4,128	$5,278
Average stated interest rate	2.24%	2.82%	3.40%
Average outstanding balance	$144,995	$124,855	$163,216

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $620,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are April 18, 2015 and April 18, 2017, respectively. The Revolving Funding Facility also includes a feature that allows, under certain circumstances, for an increase in the Revolving Funding Facility to a maximum of $865,000.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of December 31, 2013, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of December 31, 2013 and 2012, there was $185,000 and $300,000 outstanding, respectively, under the Revolving Funding Facility. Since January 25, 2013, the interest charged on the Revolving Funding Facility is based on applicable spreads ranging from 2.25% to 2.50% over LIBOR and ranging from 1.25% to 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. From January 18, 2012 through January 24, 2013, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of 2.50% or on a "base rate" plus an applicable spread of 1.50%. Prior to January 18, 2012, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon the Company's credit ratings. As of December 31, 2013 and 2012, the interest rate in effect was based on one month LIBOR, which was 0.17% and 0.21%, respectively. Ares Capital CP is also required to pay a commitment fee of between 0.50% and 1.75% per annum depending on the size of the unused portion of the Revolving Funding Facility.

        For the years ended December 31, 2013, 2012 and 2011, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Year Ended December 31,
	2013	2012	2011
Stated interest expense	$5,968	$10,557	$7,380
Facility fees	3,702	1,209	2,226
Amortization of debt issuance costs	2,015	1,772	2,225

Total interest and credit facility fees expense	$11,685	$13,538	$11,831

Cash paid for interest expense	$6,475	$11,979	$6,281
Average stated interest rate	2.47%	2.80%	3.03%
Average outstanding balance	$241,247	$377,098	$243,639

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which allows ACJB to borrow up to $400,000 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2016 and September 14, 2021, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of December 31, 2013, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of December 31, 2013 and 2012, there were no amounts outstanding under the SMBC Funding Facility. Since December 19, 2013, subject to certain exceptions, the interest rate charged on the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.00%. Prior to and including December 19, 2013, subject to certain exceptions, the interest rate charged on the SMBC Funding Facility was based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. As of December 31, 2013 and 2012, one-month LIBOR was 0.17% and 0.21%, respectively. ACJB was not required to pay a commitment fee until September 15, 2013, at which time ACJB was required to pay a commitment fee of up to 0.50% per annum depending on the size of the unused portion of the SMBC Funding Facility. Since December 20, 2013 and through March 14, 2014, ACJB is required to pay a commitment fee of up to 0.75% per annum depending on the size of the unused portion of the SMBC Funding Facility. After March 14, 2014, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the years ended December 31, 2013 and 2012, the components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Year Ended December 31,
	2013	2012
Stated interest expense	$—	$1,419
Facility fees	446	3
Amortization of debt issuance costs	1,047	629

Total interest and credit facility fees expense	$1,493	$2,051

Cash paid for interest expense	$16	$1,404
Average stated interest rate	—%	2.41%
Average outstanding balance	$—	$58,987

  Debt Securitization

        In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by the Company's consolidated subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), the Company completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 aggregate principal amount of asset backed notes to third parties (the "CLO Notes") that were secured by a pool of middle market loans that were purchased or originated by the Company. In June 2012, the Company repaid in full the $60,049 aggregate principal amount outstanding of the CLO Notes and terminated or discharged the agreements governing the Debt Securitization. In connection with the repayment in full of the CLO Notes ahead of their scheduled maturities, the remaining unamortized debt issuance costs related to the CLO Notes of $2,678 were expensed for the year ended December 31, 2012 and recorded as a "realized loss on extinguishment of debt" in the accompanying consolidated statement of operations.

        The interest charged under the Debt Securitization was based on three month LIBOR and spreads ranged from 0.25% to 0.70% per annum depending on the class of the note. The Company was also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes through June 17, 2011, the end of the reinvestment period, which is included in facility fees below.

        For the years ended December 31, 2012 and 2011, the components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Debt Securitization were as follows:

	For the Year Ended December 31,
	2012	2011
Stated interest expense	$321	$897
Facility fees	—	25
Amortization of debt issuance costs	179	356

Total interest and credit facility fees expense	$500	$1,278

Cash paid for interest expense	$347	$903
Average stated interest rate	1.01%	0.70%
Average outstanding balance	$31,829	$128,468

  Convertible Unsecured Notes

        In January 2011, the Company issued $575,000 aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, the Company issued $230,000 aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2012, the Company issued $162,500 aggregate principal amount of unsecured convertible senior notes that mature on March 15, 2017 (the "2017 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In the fourth quarter of 2012, the Company issued $270,000 aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2018 (the "2018 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In July 2013, the Company issued $300,000 aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes, the "Convertible Unsecured Notes"), unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 5.750%, 5.125%, 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of December 31, 2013) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of December 31, 2013 are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91	$17.53
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.71	$18.62	$19.11	$19.76	$20.10
Conversion rate (shares per one thousand dollar principal amount)(1)	53.4477	53.7116	52.3287	50.6160	49.7448
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of December 31, 2013, taking into account certain de minimis adjustments that will be made on the conversion date.

        As of December 31, 2013, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of December 31, 2013, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with Accounting Standards Codification ("ASC") 470-20. Upon conversion of any of the Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Debt and equity component percentages, respectively(1)	93.0% and 7.0%	93.0% and 7.0%	97.0% and 3.0%	98.0% and 2.0%	99.8% and 0.2%
Debt issuance costs(1)	$15,778	$5,913	$4,813	$5,712	$4,475
Equity issuance costs(1)	$1,188	$445	$149	$116	$9
Equity component, net of issuance costs(2)	$39,062	$15,654	$4,724	$5,243	$582

(1)
At time of issuance.

(2)
At time of issuance and as of December 31, 2013.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were each issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of December 31, 2013, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Principal amount of debt	$575,000	$230,000	$162,500	$270,000	$300,000
Original issue discount, net of accretion	(18,544)	(8,212)	(3,280)	(5,903)	(4,721)

Carrying value of debt	$556,456	$221,788	$159,220	$264,097	$295,279

Stated interest rate	5.75%	5.125%	4.875%	4.750%	4.375%
Effective interest rate(1)	7.1%	6.4%	5.4%	5.2%	4.6%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        For the years ended December 31, 2013, 2012 and 2011, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes were as follows:

	For the Year Ended December 31,
	2013	2012	2011
Stated interest expense	$71,540	$53,877	$39,799
Accretion of original issue discount	13,508	11,099	8,433
Amortization of debt issuance costs	6,293	5,436	3,812

Total interest expense	$91,341	$70,412	$52,044

Cash paid for interest expense	$62,568	$48,833	$25,039

  Unsecured Notes

  2018 Notes

        In November 2013, the Company issued $600,000 aggregate principal amount of senior unsecured notes that mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes bear interest at a rate of 4.875% per year, payable semi-annually and all principal is due upon maturity. The 2018 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, as determined in the indenture governing the 2018 Notes, and any accrued and unpaid interest. The 2018 Notes were issued at a discount at the time of issuance totaling $3,312. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount. Total proceeds from the issuance of the 2018 Notes, net of the original issue discount, underwriting discounts and offering costs, were $586,014. See Note 16 for a subsequent event related to the 2018 Notes.

  February 2022 Notes

        In February 2012, the Company issued $143,750 aggregate principal amount of senior unsecured notes that mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes bear interest at a rate of 7.00% per year, payable quarterly and all principal is due upon maturity. The February 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after February 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the February 2022 Notes, net of underwriting discounts and offering costs, were $138,338.

  October 2022 Notes

        In September 2012 and October 2012, the Company issued $182,500 aggregate principal amount of senior unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the October 2022 Notes, net of underwriting discounts and offering costs, were $176,054.

  2040 Notes

        In October 2010, the Company issued $200,000 aggregate principal amount of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes bear interest at a rate of 7.75% per year, payable quarterly and all principal is due upon maturity. The 2040 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the 2040 Notes, net of underwriting discounts and offering costs, were $192,664.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230,000 aggregate principal amount of senior unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the February 2022 Notes, the October 2022 Notes and the 2040 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. As of December 31, 2013 and December 31, 2012 the outstanding principal was $230,000 and the carrying value was $ 181,429 and $181,199, respectively. The carrying value represents the principal amount of the 2047 Notes less the unaccreted purchased discount initially recorded as a part of the Allied Acquisition.

        For the years ended December 31, 2013, 2012 and 2011, the components of interest expense and cash paid for interest expense for the Unsecured Notes were as follows:

	For the Year Ended December 31,
	2013	2012	2011
Stated interest expense	$55,509	$43,357	$38,578
Accretion of original issue discount	298	211	2,624
Amortization of debt issuance costs	1,129	917	242

Total interest expense	$56,936	$44,485	$15,742

Cash paid for interest expense	$52,097	$42,070	$49,920

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of December 31, 2013, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's senior unsecured obligations and rank senior in right of payment to its existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below.

        As of December 31, 2013 and 2012, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of December 31,
	2013	2012
Total revolving and delayed draw commitments	$834,444	$441,630
Less: funded commitments	(87,073)	(82,121)

Total unfunded commitments	747,371	359,509
Less: commitments substantially at discretion of the Company	(16,000)	(6,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(1,660)	(571)

Total net adjusted unfunded revolving and delayed draw commitments	$729,711	$352,938

        Included within the total revolving and delayed draw commitments as of December 31, 2013 were commitments to issue up to $39,875 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of December 31, 2013, the Company had $16,293 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. In addition to these letters of credit included as a part of the total revolving and delayed draw commitments to portfolio companies, as of December 31, 2013 the Company also had $27,000 of letters of credit issued and outstanding on behalf of other portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit $42,502 expire in 2014 and $791 expire in 2015.

        The Company also has commitments to co-invest in the SSLP for the Company's portion of the SSLP's commitments to fund delayed draw investments to certain portfolio companies of the SSLP. See Note 4 for more information.

        As of December 31, 2013 and 2012, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of December 31,
	2013	2012
Total private equity commitments	$59,500	$131,042
Less: funded private equity commitments	(11,891)	(66,533)

Total unfunded private equity commitments	47,609	64,509
Less: private equity commitments substantially at discretion of the Company	(43,206)	(53,088)

Total net adjusted unfunded private equity commitments	$4,403	$11,421

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

        As of December 31, 2013, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which the Company succeeded to as a result of the Allied Acquisition) whereby the Company must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of December 31, 2013, there are no known issues or claims with respect to this performance guaranty.

  Lease Commitments

        The Company is obligated under a number of operating leases and subleases for office spaces with terms ranging from less than one year to more than 15 years. Total rent expense incurred by the Company for the years ended December 31, 2013, 2012 and 2011 was $3,687, $3,958 and $3,343, respectively.

        The following table shows future minimum payments under the Company's operating leases and subleases as of December 31, 2013:

For the Year Ending December 31,	Amount
2014	$7,157
2015	5,903
2016	6,108
2017	6,279
2018	6,214
Thereafter	40,333

Total	$71,994

        For certain of its operating leases, the Company has entered into subleases including ones with Ares Management and IHAM, a wholly owned portfolio company of the Company. See Note 12 for further description of these subleases.

        The following table shows future expected rental payments to be received under the Company's subleases as of December 31, 2013. The current allocations reflected below are as of December 31, 2013. The allocations in connection with the Company's subleases are subject to change and future review. Further, such allocations are subject to change depending on the composition of, and functions performed by, the staff in each office.

For the Year Ending December 31,	Amount
2014	$3,545
2015	2,859
2016	2,963
2017	3,045
2018	2,955
Thereafter	20,011

Total	$35,378

7.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as discussed below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in collateralized loan obligations and the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of December 31, 2013 and 2012. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of December 31, 2013
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
First lien senior secured loans	$3,433,608	Yield Analysis	Market Yield	4.0% - 19.0%	8.4%
Second lien senior secured loans	1,319,191	Yield Analysis	Market Yield	6.1% - 25.3%	10.3%
Subordinated certificates of the SSLP	1,771,369	Discounted Cash Flow	Discount Rate	10.5% - 13.5%	12.3%
Senior subordinated debt	267,171	Yield Analysis	Market Yield	9.0% - 17.5%	11.7%
Preferred equity securities	229,006	EV Market Multiple Analysis	EBITDA Multiple	4.5x - 11.6x	8.3x
Other equity securities and other	612,552	EV Market Multiple Analysis	EBITDA Multiple	4.5x - 14.8x	8.6x

Total	$7,632,897

	As of December 31, 2012
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
First lien senior secured loans	$2,321,272	Yield Analysis	Market Yield	5.3% - 21.5%	9.2%
Second lien senior secured loans	1,233,872	Yield Analysis	Market Yield	8.3% - 21.9%	10.9%
Subordinated certificates of the SSLP	1,263,644	Discounted Cash Flow	Discount Rate	11.5% - 14.5%	13.5%
Senior subordinated debt	259,820	Yield Analysis	Market Yield	10.0% - 18.6%	14.9%
Preferred equity securities	250,118	EV Market Multiple Analysis	EBITDA Multiple	4.5x - 10.5x	8.1x
Other equity securities and other	585,931	EV Market Multiple Analysis	EBITDA Multiple	4.5x - 12.8x	7.4x

Total	$5,914,657

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2013:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$149,629	$149,629	$—	$—
Investments	$7,632,897	$—	$—	$7,632,897

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2012:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$269,043	$269,043	$—	$—
Investments	$5,924,555	$9,898	$—	$5,914,657

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2013:

As of and for the year ended December 31, 2013
Balance as of December 31, 2012	$5,914,657
Net realized gains	63,629
Net unrealized losses	(5,612)
Purchases	3,493,227
Sales	(866,052)
Redemptions	(990,538)
Payment-in-kind interest and dividends	18,894
Accretion of discount on securities	4,692
Net transfers in and/or out of Level 3	—

Balance as of December 31, 2013	$7,632,897

        As of December 31, 2013, the net unrealized appreciation on the investments that use Level 3 inputs was $95,494.

        For the year ended December 31, 2013, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2013, and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $(6,948).

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2012:

As of and for the year ended December 31, 2012
Balance as of December 31, 2011	$5,094,506
Net realized gains	45,093
Net unrealized gains	110,494
Purchases	3,161,661
Sales	(667,550)
Redemptions	(1,862,848)
Payment-in-kind interest and dividends	25,036
Accretion of discount on securities	13,747
Net transfers in and/or out of Level 3	(5,482)

Balance as of December 31, 2012	$5,914,657

        As of December 31, 2012, the net unrealized appreciation on the investments that use Level 3 inputs was $92,638.

        For the year ended December 31, 2012, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2012, and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $11,221.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        Following are the carrying and fair values of the Company's debt obligations as of December 31, 2013 and 2012. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of December 31,
	2013			2012
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$—		$—	$—		$—
Revolving Funding Facility	185,000		185,000	300,000		303,209
SMBC Funding Facility	—		—	—		—
February 2016 Convertible Notes (principal amount outstanding of $575,000)	556,456	(2)	620,960	548,521	(2)	617,550
June 2016 Convertible Notes (principal amount outstanding of $230,000)	221,788	(2)	246,810	218,761	(2)	243,797
2017 Convertible Notes (principal amount outstanding of $162,500)	159,220	(2)	172,289	158,312	(2)	168,495
2018 Convertible Notes (principal amount outstanding of $270,000)	264,096	(2)	284,702	262,829	(2)	272,813
2019 Convertible Notes (principal amount outstanding of $300,000)	295,279	(2)	311,169	—		—
2018 Notes (principal amount outstanding of $600,000)	596,757	(3)	619,782	—		—
February 2022 Notes (principal amount outstanding of $143,750)	143,750		149,364	143,750		151,549
October 2022 Notes (principal amount outstanding of $182,500)	182,500		181,770	182,500		179,361
2040 Notes (principal amount outstanding of $200,000)	200,000		199,208	200,000		208,968
2047 Notes (principal amount outstanding of $230,000)	181,429	(4)	206,606	181,199	(4)	225,558

	$2,986,275	(5)	$3,177,660	$2,195,872	(5)	$2,371,300

(1)
Except for the Convertible Unsecured Notes, the 2018 Notes and the 2047 Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less the unaccreted discount initially recorded upon issuance of each respective series of the Convertible Unsecured Notes.

(3)
Represents the aggregate principal amount outstanding of the 2018 Notes less the unaccreted discount initially recorded upon issuance of the 2018 Notes.

(4)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(5)
Total principal amount of debt outstanding totaled $3,078,750 and $2,293,750 as of December 31, 2013 and 2012, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of December 31, 2013 and 2012:

	As of December 31,
Fair Value Measurements Using	2013	2012
Level 1	$736,948	$765,436
Level 2	2,440,712	1,605,864

Total	$3,177,660	$2,371,300

8.     STOCKHOLDERS' EQUITY

        The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriting discounts and offering costs for the years ended December 31, 2013 and 2012:

	Shares issued	Offering price per share(1)	Proceeds net of underwriting discounts and offering costs
2013
December 2013 public offering	16,445	$17.47	$285,993
October 2013 public offering	12,650	$16.98	$214,339
April 2013 public offering	19,148	$17.43	$333,144

Total for the year ended December 31, 2013	48,243		$833,476
2012
August 2012 public offering	25,875	$16.55	$427,566
January 2012 public offering	16,422	$15.41	$252,415

Total for the year ended December 31, 2012	42,297		$679,981

(1)
The shares were sold to the underwriters for a price equal to the offering price per share, which the underwriters were then permitted to sell at variable prices to the public.

        The Company used the net proceeds from the 2013 and 2012 public equity offerings to repay outstanding indebtedness and for general corporate purposes, which included funding investments in accordance with its investment objective.

        There were no sales of the Company's equity securities for the year ended December 31, 2011.

9.     EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended December 31, 2013, 2012 and 2011:

	For the Year Ended December 31,
	2013	2012	2011
Net increase in stockholders' equity resulting from operations available to common stockholders	$488,521	$508,178	$319,453
Weighted average shares of common stock outstanding—basic and diluted	266,939	230,151	204,860
Basic and diluted net increase in stockholders' equity resulting from operations per share	$1.83	$2.21	$1.56

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the year ended December 31, 2013 as well as from the date of issuance of the 2019 Convertible Notes through December 31, 2013 was each less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2013. For the year ended December 31, 2012, the date of issuance of the 2018 Convertible Notes through December 31, 2012 and the date of issuance of the 2017 Convertible Notes through December 31, 2012, the average closing price of the Company's common stock for such period was each less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2012. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes have no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

10.   INCOME AND EXCISE TAXES

        For income tax purposes, dividends paid and distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. Dividends paid per common share for the years ended December 31, 2013, 2012 and 2011 were taxable as follows (unaudited):

	For the Year Ended December 31,
	2013	2012	2011
Ordinary income(1)	$1.57	$1.56	$1.16
Capital gains	—	0.04	0.25

Total	$1.57	$1.60	$1.41

(1)
For the years ended December 31, 2013, 2012 and 2011, ordinary income included dividend income of approximately $0.1082, $0.0918 and $0.0619, per share, respectively, that qualified to be taxed at the maximum capital gains rate. For certain eligible corporate shareholders, these dividends were eligible for the dividends received deduction.

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the years ended December 31, 2013, 2012 and 2011:

	For the Year Ended December 31,
	2013	2012	2011
	(Estimated)(1)
Net increase in stockholders' equity resulting from operations	$488,521	$508,178	$319,453
Adjustments:
Net unrealized (gain) loss on investments	5,610	(115,261)	40,192
Other income not currently taxable	(78,309)	(26,270)	(55,936)
Other income for tax but not book	51,868	55,723	73,657
Expenses not currently deductible	25,549	46,333	59,019
Other deductible expenses	(4,628)	(6,211)	(1,210)
Other realized gain/loss differences	(65,724)	(15,689)	(33,720)

Taxable income	$422,887	$446,803	$401,455

(1)
The calculation of estimated 2013 taxable income includes a number of estimated inputs, including information received from third parties and, as a result, actual 2013 taxable income will not be finally determined until the Company's 2013 tax return is filed in 2014 (and, therefore, such estimate is subject to change).

        Taxable income generally differs from net increase in stockholders' equity resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. In addition, on April 1, 2010, the Company acquired Allied Capital in a tax-free merger, which has caused certain merger-related items to vary in their deductibility for GAAP and tax purposes.

        Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of December 31, 2013, the Company estimates that it will have a capital loss carryforward of approximately $129 million available for use in later tax years. Because of the loss limitation rules of the Code, some of the tax basis capital losses may be limited in their use. The unused balance will be carried forward and utilized as gains are realized, subject to such limitations. In addition to the capital loss carryforwards, the Company realized net losses totaling approximately $0.3 billion from the Allied Capital portfolio since the Allied Acquisition through December 31, 2013, that have not yet been deducted for tax purposes as their deductibility in years since the Allied Acquisition was limited by the Code. While the Company's ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company's capital loss carryforwards and the net realized losses from the Allied Capital portfolio may become permanently unavailable due to limitations by the Code.

        For 2013, the Company had estimated taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company has elected to carry forward the excess for distribution to shareholders in 2014. The amount carried forward to 2014 is estimated to be approximately $244 million, although this amount will not be finalized until the 2013 tax returns are filed in 2014. For 2012, the Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company elected to carry forward the excess for distribution to shareholders in 2013. The amount carried forward to 2013 was approximately $246 million. For 2011, the Company had taxable income in excess of distributions made from such taxable income during the year, and therefore, the Company carried forward the excess for distribution to shareholders in 2012. The amount carried forward to 2012 was approximately $177 million. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income. For the years ended December 31, 2013, 2012 and 2011, a net expense of $10,277, $7,937 and $6,605, respectively, was recorded for U.S. federal excise tax.

        As of December 31, 2013, the cost basis of investments for tax purposes was $8.5 billion resulting in estimated gross unrealized gains and losses of $0.3 billion and $1.2 billion, respectively. As of December 31, 2012, the cost basis of investments for tax purposes was $6.8 billion resulting in estimated gross unrealized gains and losses of $0.3 billion and $1.2 billion, respectively. As of December 31, 2013 and 2012, the cost of investments for tax purposes was greater than the amortized cost of investments for book purposes of $7.5 billion and $5.8 billion, respectively, primarily as a result of the Allied Acquisition. The Allied Acquisition qualified as a tax free merger, which resulted in the acquired assets retaining Allied Capital's cost basis at the merger date.

        In general, the Company may make certain adjustments to the classification of stockholders' equity as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the year ended December 31, 2013, the Company decreased accumulated overdistributed net investment income by $14,106, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $26,151 and increased capital in excess of par value by $12,045. During the year ended December 31, 2012, the Company decreased accumulated overdistributed net investment income by $11,172, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $27,982 and increased capital in excess of par value by $16,810. During the year ended December 31, 2011, the Company decreased accumulated overdistributed net investment income by $7,474, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $126,234 and increased capital in excess of par value by $118,760.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2013, 2012 and 2013, the Company recorded a tax expense of approximately $3,828, $3,235 and $869, respectively, for these subsidiaries.

11.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared and payable during the years ended December 31, 2013, 2012 and 2011:

Date declared	Record date	Payment date	Per share amount		Total amount
November 5, 2013	December 16, 2013	December 31, 2013	$0.38		$112,307
November 5, 2013	December 16, 2013	December 31, 2013	$0.05	(1)	14,777
August 6, 2013	September 16, 2013	September 30, 2013	$0.38		101,959
May 7, 2013	June 14, 2013	June 28, 2013	$0.38		101,856
February 27, 2013	March 15, 2013	March 29, 2013	$0.38		94,488

Total declared for 2013			$1.57		$425,387

November 5, 2012	December 14, 2012	December 28, 2012	$0.38		$94,360
November 5, 2012	December 14, 2012	December 28, 2012	$0.05	(1)	12,415
August 7, 2012	September 14, 2012	September 28, 2012	$0.38		94,250
August 7, 2012	September 14, 2012	September 28, 2012	$0.05	(1)	12,401
May 8, 2012	June 15, 2012	June 29, 2012	$0.37		82,094
February 28, 2012	March 15, 2012	March 30, 2012	$0.37		81,974

Total declared for 2012			$1.60		$377,494

November 8, 2011	December 15, 2011	December 30, 2011	$0.36		$74,137
August 4, 2011	September 15, 2011	September 30, 2011	$0.35		71,643
May 3, 2011	June 15, 2011	June 30, 2011	$0.35		71,663
March 1, 2011	March 15, 2011	March 31, 2011	$0.35		71,547

Total declared for 2011			$1.41		$288,990

(1)
Represents an additional dividend.

        The table above does not include an additional dividend of $0.05 per share, payable, subject to the satisfaction of certain Maryland law requirements, on March 28, 2014 to stockholders of record as of March 14, 2014, which was previously declared on November 5, 2013.

        The Company has a dividend reinvestment plan that was amended effective March 28, 2012, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. Prior to the amendment, if the Company issued new shares to implement the dividend reinvestment plan, the issue price was equal to the closing price of its common stock on the dividend record date. As a result of the amendment, when the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the years ended December 31, 2013, 2012 and 2011, was as follows:

	2013	2012	2011
Shares issued	1,076	1,226	711
Average price per share	$17.58	$16.68	$16.24
Shares purchased by plan agent for shareholders	—	—	785
Average price per share	$—	$—	$14.71

12.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2013, 2012 and 2011, the Company's investment adviser or its affiliates incurred such expenses totaling $5,250, $3,528 and $4,646, respectively. As of December 31, 2013, $1,572 was unpaid and such payable is included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

        The Company is party to an office lease pursuant to which it is leasing New York office facilities from a third party (the "43rd/44th Floor Space"). The Company has previously entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM subleased 15% and 20%, respectively, of the Company's 43rd/44th Floor Space for a rent equal to 15% and 20%, respectively, of the base annual rent payable by the Company under the Company's lease for the 43rd/44th Floor Space, plus certain additional costs and expenses. In September 2013, these subleases were amended to provide that Ares Management and IHAM sublease approximately 35% and 18%, respectively, of the 43rd/44th Floor Space for a rent equal to 35% and 18%, respectively, of the base annual rent payable by the Company under the Company's lease for the 43rd/44th Floor Space, plus certain additional costs and expenses.

        The Company is also party to an office lease pursuant to which it began leasing additional New York office space in early 2013 (the "42nd Floor Space"). The Company has entered into a sublease with Ares Management to sublease 100% of the 42nd Floor Space to Ares Management for a rent equal to 100% of the base annual rent payable by us under our lease for the 42nd Floor Space, plus certain additional costs and expenses.

        The Company also is party to an office lease with a third party for office space in Washington D.C. The Company entered into an office sublease with Ares Management in September 2013, pursuant to which Ares Management subleases approximately 54% of the Washington, D.C. office space leased by the Company for a rent equal to 54% of the base annual rent payable by us under our office lease, plus certain additional costs and expenses.

        For the years ended December 31, 2013, 2012 and 2011, amounts payable to the Company under these subleases described above totaled $2,183, $1,587 and $812, respectively.

        In September 2013, the Company also entered into two office subleases with Ares Management, pursuant to which (i) the Company subleases approximately 42% of Ares Management's Chicago office space for a rent equal to 42% of the base annual rent payable by Ares Management under its office lease, plus certain additional costs and expenses and (ii) the Company subleases approximately 7% of certain of Ares Management's Los Angeles office space for a rent equal to 7% of the base annual rent payable by Ares Management under such office lease, plus certain additional costs and expenses. For the year ended December 31, 2013, amounts payable under these subleases by the Company to Ares Management totaled $185.

        The current above allocations are as of December 31, 2013. The allocations in connection with the Company's subleases described above are subject to change and future review. These percentages are subject to change depending on the composition of, and functions performed by, the staff in each of these offices.

        In April 2012, the Company entered into an office sublease with Ares Commercial Real Estate Management LLC ("ACREM"), a wholly owned subsidiary of Ares Management and manager of Ares Commercial Real Estate Corporation, pursuant to which the Company was subleasing approximately 12% of ACREM's Chicago office space for a fixed rent equal to 12% of the base annual rent payable by ACREM under its office lease, plus certain additional costs and expenses. The Company's office sublease with ACREM was terminated on June 30, 2013. For the years ended December 31, 2013 and 2012, amounts payable under this sublease by the Company to ACREM totaled $26 and $55, respectively.

        See Notes 3 and 4 for descriptions of other related party transactions.

13.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the years ended December 31, 2013, 2012 and 2011:

	As of and for the Year Ended
Per Share Data:	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of period(1)	$16.04	$15.34	$14.92
Issuances of common stock	0.16	0.05	—
Issuances of the Convertible Unsecured Notes	—	0.04	0.27
Net investment income for period(2)	1.61	1.52	1.38
Net realized and unrealized gains for period(2)	0.22	0.69	0.18

Net increase in stockholders' equity	1.99	2.30	1.83
Total distributions to stockholders	(1.57)	(1.60)	(1.41)

Net asset value at end of period(1)	$16.46	$16.04	$15.34

Per share market value at end of period	$17.77	$17.50	$15.45
Total return based on market value(3)	10.51%	23.62%	2.31%
Total return based on net asset value(4)	11.41%	14.34%	10.45%
Shares outstanding at end of period	297,971	248,653	205,130
Ratio/Supplemental Data:
Net assets at end of period	$4,904,444	$3,988,346	$3,147,265
Ratio of operating expenses to average net assets(5)(6)	10.03%	10.70%	10.94%
Ratio of net investment income to average net assets(5)(7)	9.86%	9.62%	8.97%
Portfolio turnover rate(5)	27%	45%	53%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
For the year ended December 31, 2013, the total return based on market value equaled the increase of the ending market value at December 31, 2013 of $17.77 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the market value at December 31, 2012. For the year ended December 31, 2012, the total return based on market value equaled the increase of the ending market value at December 31, 2012 of $17.50 per share from the ending market value at December 31, 2011 of $15.45 per share plus the declared and payable dividends of $1.60 per share for the year ended December 31, 2012, divided by the market value at December 31, 2011.For the year ended December 31, 2011, the total return based on market value for the year ended December 31, 2011 equaled the decrease of the ending market value at December 30, 2011 of $15.45 per share from the ending market value at December 31, 2010 of $16.48 per share plus the declared and payable dividends of $1.41 per share for the year ended December 31, 2011, divided by the market value at December 31, 2010. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the year ended December 31, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the beginning net asset value for the period. For the year ended December 31, 2012, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.60 per share for the year ended December 31, 2012 divided by the beginning net asset value for the period. For the year ended December 31, 2011, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.41 per share for the year ended December 31, 2011 divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the year ended December 31, 2013, the ratio of operating expenses to average net assets consisted of 2.40% of base management fees, 2.80% of incentive fees, 3.94% of the cost of borrowing and 0.89% of other operating expenses. For the year ended December 31, 2012, the ratio of operating expenses to average net assets consisted of 2.38% of base management fees, 3.50% of incentive fees, 3.94% of the cost of borrowing and other operating expenses of 0.88%. For the year ended December 31, 2011, the ratio of operating expenses to average net assets consisted of 2.27% of base management fees, 3.57% of incentive fees, 3.89% of the cost of borrowing and other operating expenses of 1.21%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

14.   SELECTED QUARTERLY DATA (Unaudited)

	2013
	Q4	Q3	Q2	Q1
Total investment income	$233,742	$246,801	$206,123	$195,055
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$145,003	$161,421	$126,951	$119,182
Incentive compensation	$33,493	$35,199	$33,374	$20,085
Net investment income before net realized and unrealized gains (losses)	$111,510	$126,222	$93,577	$99,097
Net realized and unrealized gains (losses)	$22,374	$14,575	$39,921	$(18,755)
Net increase in stockholders' equity resulting from operations	$133,884	$140,797	$133,498	$80,342
Basic and diluted earnings per common share	$0.47	$0.52	$0.50	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.35	$16.21	$15.98

	2012
	Q4	Q3	Q2	Q1
Total investment income	$212,160	$190,572	$177,555	$167,738
Net investment income before net realized and unrealized gains and incentive compensation	$138,249	$123,599	$110,634	$103,424
Incentive compensation	$43,787	$34,139	$22,733	$26,386
Net investment income before net realized and unrealized gains	$94,462	$89,460	$87,901	$77,038
Net realized and unrealized gains	$80,682	$47,095	$3,031	$28,509
Net increase in stockholders' equity resulting from operations	$175,144	$136,555	$90,932	$105,547
Basic and diluted earnings per common share	$0.71	$0.59	$0.41	$0.49
Net asset value per share as of the end of the quarter	$16.04	$15.74	$15.51	$15.47

	2011
	Q4	Q3	Q2	Q1
Total investment income	$187,123	$167,365	$144,307	$135,691
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$121,990	$108,517	$85,509	$78,764
Incentive compensation	$29,531	$10,159	$41,746	$30,941
Net investment income before net realized and unrealized gains (losses)	$92,459	$98,358	$43,763	$47,823
Net realized and unrealized gains (losses)	$25,666	$(57,719)	$(6,840)	$75,943
Net increase in stockholders' equity resulting from operations	$118,125	$40,639	$36,923	$123,766
Basic and diluted earnings per common share	$0.58	$0.20	$0.18	$0.61
Net asset value per share as of the end of the quarter	$15.34	$15.13	$15.28	$15.45

15.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

        On May 20, 2013, the Company was named as one of several defendants in an action filed in the United States District Court for the Eastern District of Pennsylvania by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. The complaint in the action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states the Company's individual share is approximately $117 million, and (2) punitive damages. The Company is currently unable to assess with any certainty whether it may have any exposure in this action. The Company believes the claims are without merit and intends to vigorously defend itself in this action.

16.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the Consolidated Financial Statements as of and for the year ended December 31, 2013, except as disclosed below.

        In January 2014, the Company issued an additional $150,000 aggregate principal amount of the 2018 Notes (the "Additional 2018 Notes") at a premium of 102.7% of their principal amount. Total proceeds from the issuance of the Additional 2018 Notes, net of underwriting discounts and offering costs, were approximately $151,900.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of
	March 31, 2014	December 31, 2013
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate investments	$5,198,593	$5,136,612
Non-controlled affiliate company investments	275,016	260,484
Controlled affiliate company investments	2,325,987	2,235,801

Total investments at fair value (amortized cost of $7,711,474 and $7,537,403 respectively)	7,799,596	7,632,897
Cash and cash equivalents	146,639	149,629
Interest receivable	141,248	123,981
Receivable for open trades	6,920	128,566
Other assets	105,120	106,431

Total assets	$8,199,523	$8,141,504

LIABILITIES
Debt	$3,058,693	$2,986,275
Management and incentive fees payable	122,849	139,208
Accounts payable and other liabilities	77,263	68,649
Interest and facility fees payable	41,383	42,828
Payable for open trades	769	100

Total liabilities	3,300,957	3,237,060
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500,000 common shares authorized 298,270 and 297,971 common shares issued and outstanding, respectively	298	298
Capital in excess of par value	4,987,734	4,982,477
Accumulated overdistributed net investment income	(24,576)	(8,785)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(152,995)	(165,040)
Net unrealized gain on investments and foreign currency transactions	88,105	95,494

Total stockholders' equity	4,898,566	4,904,444

Total liabilities and stockholders' equity	$8,199,523	$8,141,504

NET ASSETS PER SHARE	$16.42	$16.46

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the three months ended
	March 31, 2014	March 31, 2013
	(unaudited)	(unaudited)
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$99,781	$85,122
Capital structuring service fees	14,323	4,104
Dividend income	7,976	4,024
Management and other fees	—	314
Other income	7,048	6,195

Total investment income from non-controlled/non-affiliate company investments	129,128	99,759
From non-controlled affiliate company investments:
Interest income from investments	2,900	6,016
Capital structuring service fees	650	—
Dividend income	2,672	603
Other income	327	91

Total investment income from non-controlled affiliate company investments	6,549	6,710
From controlled affiliate company investments:
Interest income from investments	70,843	53,039
Capital structuring service fees	5,925	1,887
Dividend income	20,078	27,462
Management and other fees	5,952	4,184
Other income	1,244	2,014

Total investment income from controlled affiliate company investments	104,042	88,586

Total investment income	239,719	195,055

EXPENSES:
Interest and credit facility fees	52,493	39,347
Base management fees	30,084	23,218
Incentive fees	29,253	20,085
Administrative fees	3,743	2,592
Other general and administrative	6,430	6,912

Total expenses	122,003	92,154
NET INVESTMENT INCOME BEFORE INCOME TAXES	117,716	102,901

Income tax expense, including excise tax	5,380	3,804

NET INVESTMENT INCOME	112,336	99,097

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	10,148	10,651
Non-controlled affiliate company investments	38	17
Controlled affiliate company investments	1,768	1,010
Foreign currency transactions	163	—

Net realized gains	12,117	11,678
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(14,879)	5,949
Non-controlled affiliate company investments	14,919	(1,353)
Controlled affiliate company investments	(7,414)	(35,029)
Foreign currency transactions	(15)	—

Net unrealized losses	(7,389)	(30,433)

Net realized and unrealized gains (losses) on investments and foreign currency transactions	4,728	(18,755)
REALIZED LOSSES ON EXTINGUISHMENT OF DEBT	(72)	—

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$116,992	$80,342

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$0.39	$0.32

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (see Note 10)	297,972	248,658

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2014
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$811	$3,561	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	487	838	(2)

Dynamic India Fund IV, LLC(8)(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	2,903

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	112	411

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	5,914	12,548	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,403	3,631	(2)

Partnership Capital Growth Investors III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	1,843	1,999	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	828	767	(2)

Senior Secured Loan Fund LLC(7)(10)	Co-investment vehicle	Subordinated certificates ($1,814,766 par due 12/2024)	8.23% (Libor + 8.00%/Q)(26)	10/30/2009	1,814,766	1,841,987
		Membership interest (87.50% interest)		10/30/2009	—	—

					1,814,766	1,841,987

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	695	1,267	(2)

					1,831,681	1,869,912		38.17%

Healthcare—Services
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	2,702
		Common stock (3 shares)		12/13/2013	3	27

					3,090	2,729

ATI Phyiscal Therapy Holdings, LLC	Outpatient rehabilitation services provider	Class C common stock (51,005 shares)		12/13/2013	53	55

AxelaCare Holdings, Inc. and AxelaCare Investment Holdings, L.P.	Provider of home infusion services	First lien senior secured loan ($4,430 par due 4/2019)	5.75% (Libor + 4.50%/Q)	4/12/2013	4,430	4,430	(2)(25)
		Preferred units (8,218,160 units)		4/12/2013	822	820	(2)
		Common units (83,010 units)		4/12/2013	8	7	(2)

					5,260	5,257

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
California Forensic Medical Group, Incorporated	Correctional facility healthcare operator	First lien senior secured loan ($53,504 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	53,504	53,504	(3)(25)

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,423	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services provider	First lien senior secured revolving loan ($144 par due 10/2018)	6.25% (Base Rate + 3.00%/Q)	10/4/2013	144	144	(2)(25)
		Class A common stock (9,679 shares)		6/15/2007	2,543	4,449	(2)
		Class C common stock (1,546 shares)		6/15/2007	—	711	(2)

					2,687	5,304

Dialysis Newco, Inc.	Dialysis provider	First lien senior secured loan ($1,823 par due 8/2020)	5.25% (Libor + 4.25%/Q)	8/16/2013	1,823	1,823	(2)(25)
		First lien senior secured loan ($13,676 par due 8/2020)	5.25% (Libor + 4.25%/Q)	8/16/2013	13,676	13,676	(2)(25)
		Second lien senior secured loan ($56,500 par due 2/2021)	9.75% (Libor + 8.50%/Q)	8/16/2013	56,500	58,195	(2)(25)

					71,999	73,694

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($5,000 par due 10/2017)	9.25%	3/21/2014	4,752	5,000	(2)
		Warrants to purchase up to 454,546 units of Series C preferred stock		3/21/2014	—	—	(2)

					4,752	5,000

Genocea Biosciences, Inc.	Vaccine discovery technology company	First lien senior secured loan ($10,000 par due 4/2017)	8.00%	9/30/2013	9,818	10,000	(2)
		Common stock (34,500 shares)		9/30/2013	—	654	(2)

					9,818	10,654

GI Advo Opco, LLC	Residential behavioral treatment services provider	First lien senior secured loan ($14,523 par due 6/2017)	6.00% (Libor + 4.75%/Q)	12/13/2013	14,922	14,523	(25)
		First lien senior secured loan ($280 par due 6/2017)	7.00% (Base Rate + 3.75%/Q)	12/13/2013	288	280	(25)

					15,210	14,803

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	First lien senior secured loan ($125,000 par due 3/2020)	10.00% (Libor + 9.00%/Q)	3/11/2014	123,835	125,000	(2)(25)
		Class A common stock (2,475 shares)		3/11/2014	2,475	2,475	(2)
		Class B common stock (938 shares)		3/11/2014	25	25	(2)

					126,335	127,500

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	1,846	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	112,000	(2)(25)

LM Acquisition Holdings, LLC(8)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	1,000	1,024	(2)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,000,000 units)		1/17/2014	1,000	1,000	(2)

Monte Nido Holdings, LLC	Outpatient eating disorder treatment provider	First lien senior secured loan ($44,750 par due 12/2019)	7.75% (Libor + 6.75%/Q)	12/20/2013	44,750	44,750	(2)(19)(25)

MW Dental Holding Corp.	Dental services provider	First lien senior secured loan ($1,000 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	1,000	1,000	(2)(25)
		First lien senior secured loan ($35,004 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	35,004	35,004	(2)(25)
		First lien senior secured loan ($48,609 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	48,609	48,609	(3)(25)
		First lien senior secured loan ($9,771 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	9,771	9,771	(4)(25)

					94,384	94,384

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($66,734 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	66,734	66,734	(2)(22)(25)
		First lien senior secured loan ($33,266 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	33,206	33,266	(3)(22)(25)
		Common units (5,345 units)		4/15/2011	5,623	8,717	(2)

					105,563	108,717

National Healing Corporation and National Healing Holding Corp.	Wound care service and equipment provider	Second lien senior secured loan ($10,000 par due 2/2020)	9.25% (Libor + 8.00%/Q)	12/13/2013	10,285	10,200	(25)
		Preferred stock (869,565 shares)		12/13/2013	1,296	1,462

					11,581	11,662

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	First lien senior secured loan ($2,817 par due 12/2017)	8.75% (Libor + 7.50%/Q)	12/18/2012	2,817	2,817	(2)(17)(25)
		First lien senior secured loan ($36,027 par due 12/2017)	8.75% (Libor + 7.50%/Q)	12/18/2012	36,027	36,027	(2)(17)(25)
		Common stock (2,500,000 shares)		6/21/2010	2,500	3,715	(2)

					41,344	42,559

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,505	80,000	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($20,869 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	20,869	20,869	(2)(25)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,031	(2)

					21,869	21,900

PerfectServe, Inc.	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($3,500 par due 4/2017)	10.00%	12/26/2013	3,467	3,500	(2)
		Warrants to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	70	(2)

					3,467	3,570

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Second lien senior secured loan ($2,368 par due 10/2018)	8.25% (Libor + 7.00%/M)	12/13/2013	2,435	2,368	(25)
		Second lien senior secured loan ($21,316 par due 10/2018)	8.25% (Libor + 7.00%/M)	4/19/2012	21,316	21,316	(2)(25)
		Preferred stock (333 shares)		3/12/2008	125	18	(2)
		Common stock (16,667 shares)		3/12/2008	167	892	(2)

					24,043	24,594

Physiotherapy Associates Holdings, Inc.	Outpatient rehabilitation physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	3,090

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	1,043	(2)

RCHP, Inc.	Operator of general acute care hospitals	First lien senior secured loan ($4,875 par due 11/2018)	7.00% (Libor + 5.75%/Q)	11/4/2011	4,875	4,875	(2)(25)
		First lien senior secured loan ($60,365 par due 11/2018)	7.00% (Libor + 5.75%/Q)	11/4/2011	60,344	60,365	(3)(25)
		First lien senior secured loan ($9,975 par due 11/2018)	7.00% (Libor + 5.75%/Q)	11/4/2011	9,975	9,975	(4)(25)
		Second lien senior secured loan ($85,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	85,000	85,850	(2)(25)

					160,194	161,065

Reed Group, Ltd.	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	First lien senior secured loan ($3,200 par due 7/2015)	11.00%	6/28/2012	3,191	3,200	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/26/2012	38	29	(2)

					3,229	3,229

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($75,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	75,000	75,000	(2)(25)

Sorbent Therapeutics, Inc.	Orally-administered drug developer	First lien senior secured loan ($6,370 par due 9/2016)	10.25%	4/23/2013	6,370	6,370	(2)
		Warrant to purchase up to 727,272 shares of Series C Preferred Stock		4/23/2013	—	25	(2)

					6,370	6,395

SurgiQuest, Inc.	Medical device company	First lien senior secured revolving loan ($2,200 par due 9/2014)	8.50%	9/28/2012	2,200	2,200	(2)
		First lien senior secured loan ($5,726 par due 10/2017)	10.00%	9/28/2012	5,603	5,726	(2)
		First lien senior secured loan ($2,000 par due 10/2017)	10.69%	9/28/2012	1,957	2,000	(2)
		Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

					9,760	9,926

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	First lien senior secured loan ($29,925 par due 12/2019)	7.25% (Base Rate + 4.00%/Q)	12/31/2013	29,925	29,925	(2)(25)

Young Innovations, Inc.	Dental supplies and equipment manufacturer	First lien senior secured loan ($9,445 par due 1/2019)	5.75% (Libor + 4.50%/Q)	1/31/2013	9,445	9,445	(3)(25)
		First lien senior secured loan ($8 par due 1/2019)	6.75% (Base Rate + 3.50%/Q)	1/31/2013	8	8	(3)(25)
		First lien senior secured loan ($12,958 par due 1/2019)	5.75% (Libor + 4.50%/Q)	1/31/2013	12,958	12,958	(4)(25)
		First lien senior secured loan ($12 par due 1/2019)	6.75% (Base Rate + 3.50%/Q)	1/31/2013	12	12	(4)(25)

					22,423	22,423

					1,148,989	1,160,025		23.68%

Business Services
2329497 Ontario Inc.(8)	Provider of outsourced data center infrastructure and related services	Second lien senior secured loan ($45,000 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,496	41,557	(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Access CIG, LLC	Records and information management services provider	First lien senior secured loan ($988 par due 10/2017)	7.00% (Libor + 5.75%/M)	10/5/2012	988	988	(2)(25)

BlackArrow, Inc.	Advertising and data solutions software platform provider for the television and video industry	First lien senior secured loan ($8,000 par due 9/2017)	9.25%	3/13/2014	7,723	7,920	(2)
		Warrants to purchase up to 517,386 shares of Series C preferred stock		3/13/2014	—	76	(2)

					7,723	7,996

BluePay Processing, Inc.	Technology-enabled payment processing solutions provider	First lien senior secured loan ($5,970 par due 8/2019)	5.00% (Libor + 4.00%/Q)	8/30/2013	5,970	5,970	(2)(25)
		First lien senior secured loan ($15 par due 8/2019)	6.25% (Base Rate + 3.00%/Q)	8/30/2013	15	15	(2)(25)

					5,985	5,985

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)	Payroll and accounting services provider to the entertainment industry	First lien senior secured loan ($12,934 par due 12/2017)	5.75% (Libor + 4.75%/Q)	12/24/2012	12,934	12,934	(2)(18)(25)
		First lien senior secured loan ($44,671 par due 12/2017)	5.75% (Libor + 4.75%/Q)	12/24/2012	44,671	44,671	(3)(18)(25)
		Class A membership units (2,500,000 units)		12/24/2012	2,500	4,634	(2)
		Class B membership units (2,500,000 units)		12/24/2012	2,500	4,634	(2)

					62,605	66,873

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	3,758	(2)
CitiPostal Inc.(7)	Document storage and management services	First lien senior secured revolving loan ($2,500 par due 12/2014)	6.50% (Libor + 4.50%/M)	4/1/2010	2,500	2,500	(2)(25)
		First lien senior secured loan ($53,846 par due 12/2014)		4/1/2010	52,041	41,500	(2)(24)
		Senior subordinated loan ($21,027 par due 12/2015)		4/1/2010	13,038	—	(2)(24)
		Common stock (37,024 shares)		4/1/2010	—	—

					67,579	44,000

Command Alkon, Inc.	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 3/2018)	8.75% (Libor + 7.50%/Q)	9/28/2012	10,000	10,000	(2)(25)
		Second lien senior secured loan ($26,500 par due 5/2019)	8.75% (Libor + 7.50%/S)	9/28/2012	26,500	26,500	(2)(25)

					36,500	36,500

Coverall North America, Inc.	Commercial janitorial services provider	Letter of credit facility		1/17/2013	—	—	(29)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
First Insight, Inc.	SaaS company providing merchandising and pricing solutions to companies worldwide	First lien senior secured loan ($3,500 par due 4/2017)	9.50%	3/20/2014	3,396	3,465	(2)
		Warrants to purchase up to 122,827 shares of Series C preferred stock		3/20/2014	—	7	(2)

					3,396	3,472

GHS Interactive Security, LLC and LG Security Holdings, LLC	Originates residential security alarm contracts	First lien senior secured loan ($3,915 par due 5/2018)	7.50% (Libor + 6.00%/S)	12/13/2013	3,973	3,954	(25)
		Class A membership units (1,560,000 units)		12/13/2013	1,607	432

					5,580	4,386

HCPro, Inc. and HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Senior subordinated loan ($9,100 par due 8/2014)		3/5/2013	2,691	—	(2)(24)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

IfByPhone Inc.	Voice-based marketing automation software provider	First lien senior secured loan ($1,333 par due 11/2015)	11.00%	10/15/2012	1,300	1,333	(2)
		First lien senior secured loan ($733 par due 1/2016)	11.00%	10/15/2012	733	733	(2)
		Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	61	(2)

					2,121	2,127

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (8.5% interest)		6/22/2006	—	630

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	First lien senior secured revolving loan ($5,000 par due 9/2015)	8.00%	9/24/2013	5,000	5,000	(2)
		First lien senior secured loan ($7,500 par due 7/2017)	9.25%	9/24/2013	7,172	7,350	(2)
		Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	242	(2)

					12,386	12,592

Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,143	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Keynote Systems, Inc. and Hawaii Ultimate Parent Corp., Inc.	Web and mobile cloud performance testing and monitoring services provider	First lien senior secured loan ($183,175 par due 2/2020)	9.50% (Libor + 8.50%/S)	8/22/2013	183,175	183,175	(2)(25)
		Class A common stock (2,970 shares)		8/22/2013	2,970	3,924	(2)
		Class B common stock (1,956,522 shares)		8/22/2013	30	40	(2)

					186,175	187,139

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,500 shares)		12/13/2013	1,982	2,097
		Common stock (15,000 shares)		12/13/2013	1,982	2,097

					3,964	4,194

MSC.Software Corporation and Maximus Holdings, LLC	Provider of software simulation tools and related services	First lien senior secured loan ($42,187 par due 11/2017)	8.50% (Libor + 7.25%/Q)	12/13/2013	43,357	43,242	(21)(25)
		Warrants to purchase up to 1,050,013 shares of common stock		12/13/2013	424	1,506

					43,781	44,748

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,178
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,178

MVL Group, Inc.(7)	Marketing research provider	Senior subordinated loan ($33,576 par due 7/2012)		4/1/2010	30,266	2,485	(2)(24)
		Junior subordinated loan ($185 par due 7/2012)		4/1/2010	—	—	(2)(24)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					30,266	2,485

NComputing, Inc.	Desktop virtualization hardware and software technology service provider	Warrant to purchase up to 462,726 shares of Series C preferred stock		3/20/2013	—	45	(2)

Pillar Processing LLC, PHL Investors, Inc., and PHL Holding Co.(6)	Mortgage services	First lien senior secured loan ($3,993 par due 11/2018)		7/31/2008	3,248	2,145	(2)(24)
		First lien senior secured loan ($7,375 par due 5/2019)		11/20/2007	5,592	—	(2)(24)
		Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

					12,608	2,145

Platform Acquisition, Inc.	Data center and managed cloud services provider	Common stock (48,604 shares)		12/13/2013	7,536	7,919

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	955	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PSSI Holdings, LLC	Provider of mission-critical outsourced cleaning and sanitation services to the food processing industry	First lien senior secured loan ($956 par due 6/2018)	6.00% (Libor + 5.00%/S)	8/7/2013	956	956	(2)(25)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	177	(2)

Rainstor, Inc.	Database solution provider designed to manage Big Data for large enterprises at the lowest total cost	First lien senior secured loan ($2,500 par due 4/2016)	11.25%	3/28/2013	2,446	2,500	(2)
		Warrant to purchase up to 142,210 shares of Series C preferred stock		3/28/2013	88	70	(2)

					2,534	2,570

Ship Investor & Cy S.C.A.(8)	Payment processing company	Common stock (936,693 shares)		12/13/2013	2,698	2,774

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	1,620	(2)

TOA Technologies, Inc.	Cloud based, mobile workforce management applications provider	First lien senior secured loan ($12,242 par due 11/2016)	10.25%	10/31/2012	11,843	12,242	(2)
		Warrant to purchase up to 2,509,770 shares of Series D preferred stock		10/31/2012	605	1,189	(2)

					12,448	13,431

Tripwire, Inc.	IT security software provider	First lien senior secured loan ($84,950 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	84,950	84,950	(2)(25)
		First lien senior secured loan ($49,875 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	49,875	49,875	(3)(25)
		First lien senior secured loan ($9,975 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	9,975	9,975	(4)(25)
		Class B common stock (2,655,638 shares)		5/23/2011	30	84	(2)
		Class A common stock (2,970 shares)		5/23/2011	2,970	8,348	(2)

					147,800	153,232

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	4,597

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (5.98% interest)		10/26/2007	10,204	8,677

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
X Plus Two Solutions, Inc. and X Plus One Solutions, Inc.	Provider of open and integrated software for digital marketing optimization	First lien senior secured revolving loan ($8,600 par due 9/2014)	8.50%	4/1/2013	8,600	8,600	(2)
		First lien senior secured loan ($6,788 par due 3/2017)	10.00%	4/1/2013	6,470	6,788	(2)
		First lien senior secured loan ($2,000 par due 10/2017)	10.00%	3/28/2014	1,781	1,820	(2)
		Warrant to purchase up to 586,178 shares of Series C preferred stock		3/28/2014	180	180	(2)
		Warrant to purchase up to 999,167 shares of Series C preferred stock		4/1/2013	284	306	(2)

					17,315	17,694

					752,169	689,543		14.07%

Services-Other
Capital Investments and Ventures Corp.	SCUBA diver training and certification provider	First lien senior secured loan ($24,080 par due 8/2018)	7.00% (Libor + 5.75%/Q)	8/9/2012	24,080	24,080	(3)(25)
		First lien senior secured loan ($8,565 par due 8/2018)	7.00% (Libor + 5.75%/Q)	8/9/2012	8,565	8,565	(4)(25)

					32,645	32,645

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13,571 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	13,571	13,571	(2)(15)(25)
		First lien senior secured loan ($714 par due 12/2014)	7.50% (Base Rate + 4.25%/S)	12/10/2010	714	714	(2)(15)(25)
		Second lien senior secured loan ($35,798 par due 12/2015)	15.23% (Libor + 10.00% Cash, 5.00% PIK/Q)	12/10/2010	35,798	34,008	(2)
		Second lien senior secured loan ($10,790 par due 12/2015)	15.23% (Libor + 10.00% Cash, 5.00% PIK/Q)	12/10/2010	10,790	10,250	(2)
		Warrants to purchase up to 654,618 shares		12/10/2010	—	—	(2)

					60,873	58,543

Competitor Group, Inc. and Calera XVI, LLC	Endurance sports media and event operator	First lien senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,565	(2)(25)
		First lien senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	810	(2)(25)
		First lien senior secured loan ($24,300 par due 11/2018)	10.00% (Libor + 7.75% Cash, 1.00% PIK /Q)	11/30/2012	24,300	21,870	(2)(25)
		First lien senior secured loan ($29,755 par due 11/2018)	10.00% (Libor + 7.75% Cash, 1.00% PIK /Q)	11/30/2012	29,756	26,780	(3)(25)
		Membership units (2,500,000 units)		11/30/2012	2,513	371	(2)

					60,319	52,396

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC(6)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan		3/13/2014	—	—	(2)(27)
		First lien senior secured loan ($24,500 par due 3/2019)	8.25% (Libor + 7.00%/Q)	3/13/2014	24,500	24,500	(2)(25)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	2,475	(2)
		Class B common units (275,000 units)		3/13/2014	275	275	(2)

					27,250	27,250

Fox Hill Holdings, Inc.	Third party claims administrator on behalf of insurance carriers	First lien senior secured loan ($60,519 par due 6/2018)	6.75% (Libor + 5.75%/Q)	1/31/2014	60,519	60,519	(2)(25)
		First lien senior secured loan ($7,135 par due 6/2018)	8.00% (Base Rate + 4.75%/Q)	10/31/2013	7,135	7,135	(2)(25)

					67,654	67,654

ISS #2, LLC	Provider of repairs, refurbishments and services to the broader industrial end user markets	First lien senior secured loan ($14,913 par due 6/2018)	6.50% (Libor + 5.50%/Q)	6/5/2013	14,913	14,913	(2)(25)
		First lien senior secured loan ($44,662 par due 6/2018)	6.50% (Libor + 5.50%/Q)	6/5/2013	44,662	44,662	(3)(25)

					59,575	59,575

Massage Envy, LLC	Franchisor in the massage industry	First lien senior secured loan ($28,989 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	28,989	28,989	(2)(25)
		First lien senior secured loan ($48,973 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	48,973	48,973	(3)(25)
		Common stock (3,000,000 shares)		9/27/2012	3,000	3,595	(2)
					80,962	81,557

McKenzie Sports Products, LLC	Designer, manufacturer and distributor of taxidermy forms and supplies	First lien senior secured loan ($37 par due 3/2017)	7.00% (Base Rate + 3.75%/M)	3/30/2012	37	37	(2)(25)
		First lien senior secured loan ($7,698 par due 3/2017)	5.75% (Libor + 4.75%/Q)	3/30/2012	7,698	7,698	(2)(25)
		First lien senior secured loan ($42 par due 3/2017)	7.00% (Base Rate + 3.75%/M)	3/30/2012	42	42	(4)(25)
		First lien senior secured loan ($8,797 par due 3/2017)	5.75% (Libor + 4.75%/Q)	3/30/2012	8,797	8,797	(4)(25)

					16,574	16,574

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140,000	140,000	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($39,900 par due 6/2018)	11.75%	12/22/2010	40,099	39,900	(2)
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	4,614	14,576	(2)

					44,713	54,476

Wash Multifamily Laundry Systems, LLC	Laundry service and equipment provider	Second lien senior secured loan ($78,000 par due 2/2020)	7.75% (Libor + 6.75%/S)	6/26/2012	78,000	78,000	(2)(25)

					668,565	668,670		13.65%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured revolving loan ($5,000 par due 3/2019)	5.50% (Libor + 4.50%/Q)	3/18/2011	5,000	5,000	(2)(25)
		First lien senior secured loan ($54,161 par due 3/2019)	5.50% (Libor + 4.50%/Q)	3/18/2011	54,161	54,161	(3)(25)
		First lien senior secured loan ($4,480 par due 3/2019)	5.50% (Libor + 4.50%/Q)	3/18/2011	4,480	4,480	(4)(25)

					63,641	63,641

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	6,873	(2)

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)	12.00% PIK	8/1/2011	10,633	10,633	(2)
		Common stock (50,800 shares)		8/1/2011	—	1,127	(2)

					10,633	11,760

Infilaw Holding, LLC	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(27)
		First lien senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(25)
		First lien senior secured loan ($14,290 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	14,290	14,290	(3)(25)
		Series A preferred units (124,890 units)		8/25/2011	124,890	124,890	(2)
		Series B preferred units (3.91 units)		10/19/2012	9,245	11,476	(2)

					148,426	150,657

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($14,990 par due 6/2015)		4/24/2013	14,531	12,741	(2)(24)
		First lien senior secured loan ($40,035 par due 6/2015)		4/24/2013	38,809	34,029	(3)(24)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					59,029	46,770

Lakeland Tours, LLC	Educational travel provider	First lien senior secured revolving loan		10/4/2011	—	—	(2)(27)
		First lien senior secured loan ($82,989 par due 12/2016)	8.50% (Libor + 7.50%/Q)	10/4/2011	82,930	82,989	(2)(14)(25)
		First lien senior secured loan ($1,661 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	1,660	1,661	(2)(25)
		First lien senior secured loan ($7,962 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	7,947	7,962	(3)(25)
		First lien senior secured loan ($40,362 par due 12/2016)	8.50% (Libor + 7.50%/Q)	10/4/2011	40,283	40,362	(3)(14)(25)
		Common stock (5,000 shares)		10/4/2011	5,000	4,720	(2)

					137,820	137,694

PIH Corporation	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 6/2016)	7.25% (Libor + 6.25%/M)	12/13/2013	621	621	(25)
		First lien senior secured loan ($38,075 par due 6/2016)	7.25% (Libor + 6.25%/M)	12/13/2013	39,081	38,837	(25)

					39,702	39,458

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (8,800 shares)		7/30/2008	2,200	1,936	(2)
		Common membership interest (26.27% interest)		9/21/2007	15,800	29,307	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					18,000	31,243

RuffaloCODY, LLC	Provider of student fundraising and enrollment management services	First lien senior secured loan ($24,933 par due 5/2019)	5.50% (Libor + 4.25%/Q)	5/29/2013	24,933	24,933	(2)(25)
		First lien senior secured loan ($634 par due 5/2019)	5.50% (Libor + 4.25%/Q)	5/29/2013	634	634	(2)(25)
		First lien senior secured loan ($1,453 par due 5/2019)	6.50% (Base Rate + 3.25%/Q)	5/29/2013	1,453	1,453	(2)(25)

					27,020	27,020

					514,791	515,116		10.51%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Energy
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($2,000 par due 7/2017)	9.50%	2/26/2014	1,914	1,940	(2)
		First lien senior secured loan ($3,000 par due 7/2017)	9.62%	12/16/2013	2,737	2,910	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	250	250	(2)
		Warrants to purchase up to 59,524 units of Series B preferred stock		12/16/2013	146	128	(2)

					5,047	5,228

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($50,000 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	50,000	50,000	(2)(25)

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($89,752 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	89,752	89,752	(2)(25)

Centinela Funding, LLC	Solar power generation facility developer and operator	Senior subordinated loan ($56,000 par due 11/2020)	10.00% (Libor + 8.75%/Q)	11/14/2012	56,000	56,000	(2)(25)

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($7,500 par due 2/2017)	10.00%	7/25/2013	7,438	7,500	(2)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	39	(2)(8)

					7,438	7,539

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)	9.25% (Libor + 8.25%/Q)	2/20/2014	9,605	9,750	(2)(25)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,500 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,500	32,500	(2)(25)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,827	20,000	(2)(25)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,469	60,000	(2)(25)

Sunrun Solar Owner Holdco X, LLC	Residential solar energy provider	First lien senior secured loan ($59,423 par due 6/2019)	9.50% (Libor + 8.25%/Q)	6/7/2013	59,423	59,423	(2)(25)

Sunrun Solar Owner Holdco XIII, LLC	Residential solar energy provider	First lien senior secured loan ($28,656 par due 12/2019)	9.50% (Libor + 8.25%/Q)	11/27/2013	28,441	28,656	(2)(25)

					416,502	418,848		8.55%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	5,077	10,115

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,730

Ciena Capital LLC(7)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($26,000 par due 12/2016)	12.00%	11/29/2010	26,000	26,000	(2)
		Equity interests		11/29/2010	53,374	12,969	(2)

					93,374	52,969

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($1,500 par due 9/2015)	9.00%	9/30/2011	1,500	1,500	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (23,130 units)		5/10/2007	11,248	15,252	(2)
		2006 Class B common units (7,578 units)		5/10/2007	2	4	(2)
		2007 Class B common units (945 units)		5/10/2007	—	—	(2)

					11,250	15,256

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	264,941

					313,162	374,511		7.64%

Consumer Products—Non-durable
Gilchrist & Soames, Inc.	Personal care manufacturer	First lien senior secured revolving loan ($3,650 par due 12/2014)	7.25% (Base Rate + 4.00%/M)	4/1/2010	3,650	3,650	(2)(25)
		First lien senior secured revolving loan ($5,050 par due 12/2014)	6.25% (Libor + 5.00%/M)	4/1/2010	5,050	5,050	(2)(25)
		First lien senior secured loan ($22,624 par due 12/2014)	13.44% Cash, 2.00% PIK	4/1/2010	22,621	21,945	(2)

					31,321	30,645

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	5,248	5,248	(2)
		Common stock (455 shares)		10/31/2011	455	992	(2)

					5,703	6,240

Insight Pharmaceuticals Corporation(6)	OTC drug products manufactuer	Second lien senior secured loan ($19,310 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	19,172	19,310	(2)(25)
		Class A common stock (155,000 shares)		8/26/2011	6,035	10,713	(2)
		Class B common stock (155,000 shares)		8/26/2011	6,035	10,713	(2)

					31,242	40,736

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	334	(2)
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	1,167	(2)

					—	1,501

Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($31,024 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	30,921	31,024	(3)(25)
		First lien senior secured loan ($81 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	81	81	(3)(25)
		First lien senior secured loan ($8,768 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	8,738	8,768	(4)(25)
		First lien senior secured loan ($23 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	23	23	(4)(25)

					39,763	39,896

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,570	(2)

Shock Doctor, Inc. and BRP Hold 14, LLC	Developer, marketer and distributor of sports protection equipment and accessories.	First lien senior secured revolving loan ($2,073 par due 3/2020)	10.00% (Base Rate + 6.75%/Q)	3/14/2014	2,073	2,073	(2)(25)
		First lien senior secured loan ($7,871 par due 3/2020)	10.00% (Base Rate + 6.75%/Q)	3/14/2014	7,871	7,871	(2)(25)
		First lien senior secured loan ($80,000 par due 3/2020)	10.00% (Base Rate + 6.75%/Q)	3/14/2014	80,000	80,000	(2)(25)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,000	(2)

					94,944	94,944

The Step2 Company, LLC	Toy manufacturer	Second lien senior secured loan ($25,600 par due 4/2015)	10.00%	4/1/2010	25,181	25,600	(2)
		Second lien senior secured loan ($4,500 par due 4/2015)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($33,290 par due 4/2015)		4/1/2010	30,802	14,238	(2)(24)
		Common units (1,116,879 units)		4/1/2010	24	—
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	—

					60,507	44,338

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	3,935	3,519
		Common units (5,400 units)		6/21/2007	—	7,855

					3,935	11,374

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Woodstream Corporation	Pet products manufacturer	First lien senior secured loan ($8,313 par due 8/2016)	6.00% (Libor + 5.00%/Q)	4/18/2012	8,313	8,313	(4)(25)
		Senior subordinated loan ($80,000 par due 2/2017)	11.50%	4/18/2012	77,576	80,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,881	(2)

					87,111	91,194

					355,526	362,438		7.40%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	28,581	(2)(20)(25)
		First lien senior secured loan ($10,919 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	10,919	(3)(20)(25)
		Promissory note ($17,055 par due 12/2018)	13.00% PIK	11/27/2006	13,770	16,925	(2)
		Warrants to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	56,425

Benihana, Inc.	Restaurant owner and operator	First lien senior secured loan ($4,900 par due 2/2018)	6.75% (Libor + 5.50%/Q)	8/21/2012	4,900	4,900	(4)(25)

Garden Fresh Restaurant Corp.	Restaurant owner and operator	First lien senior secured revolving loan		10/3/2013	—	—	(2)(27)
		First lien senior secured loan ($43,367 par due 7/2018)	10.00% (Libor + 8.50%/M)	10/3/2013	43,367	43,367	(2)(25)

					43,367	43,367

Hojeij Branded Foods, Inc.	Airport restaurant operator	First lien senior secured revolving loan ($450 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	450	450	(2)(25)(28)
		First lien senior secured loan ($27,500 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	27,074	27,500	(2)(25)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	344	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	4,965	(2)

					28,193	33,259

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	First lien senior secured revolving loan ($400 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	400	400	(2)(25)
		First lien senior secured loan ($32,698 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	32,698	32,698	(2)(25)
		Second lien senior secured loan ($19,129 par due 9/2014)	14.00%	4/1/2010	733	4,147	(2)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					33,831	37,245

OTG Management, LLC	Airport restaurant operator	First lien senior secured loan ($6,250 par due 12/2017)	8.75% (Libor + 7.25%/Q)	1/2/2014	6,250	6,250	(2)(25)
		First lien senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(25)
		First lien senior secured loan ($11,325 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	11,325	11,325	(2)(25)
		Common units (3,000,000 units)		1/5/2011	3,000	2,120	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	4,229	(2)

					45,675	48,924

Performance Food Group, Inc. and Wellspring Distribution Corp	Food service distributor	Second lien senior secured loan ($39,525 par due 11/2019)	6.25% (Libor + 5.25%/Q)	5/14/2013	39,351	39,675	(2)(25)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	6,303	6,621	(2)

					45,654	46,296

PMI Holdings, Inc.	Restaurant owner and operator	Preferred stock (46,025 shares)		12/13/2013	378	624
		Common stock (22,401 shares)		12/13/2013	687	870

					1,065	1,494

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($37,500 par due 2/2019)	8.75% (Libor + 7.75%/M)	3/13/2014	37,130	37,500	(2)(25)

S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					293,112	309,410		6.31%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	First lien senior secured loan ($2,576 par due 8/2015)	12.00%	8/7/2012	2,576	2,576	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	6	(2)

					2,576	2,582

Component Hardware Group, Inc.	Commercial equipment	First lien senior secured revolving loan ($187 par due 7/2019)	6.75% (Base Rate + 3.50%/Q)	7/1/2013	187	187	(2)(25)
		First lien senior secured loan ($23,583 par due 7/2019)	5.50% (Libor + 4.50%/M)	7/1/2013	23,583	23,583	(2)(25)

					23,770	23,770

Harvey Tool Company, LLC and Harvey Tool Holding, LLC	Cutting tool provider to the metalworking industry	First lien senior secured revolving facility ($198 par due 3/2019)	5.75% (Libor + 4.75%/Q)	3/28/2014	198	198	(2)(25)
		First lien senior secured loan ($25,000 par due 3/2020)	5.75% (Libor + 4.75%/Q)	3/28/2014	25,000	25,000	(2)(25)
		Class A membership units (750 units)		3/28/2014	750	750	(2)

					25,948	25,948

Mac Lean-Fogg Company	Provider of intelligent transportation systems products in the traffic and rail industries	Senior subordinated loan ($100,621 par due 10/2023)	9.50% Cash, 1.50% PIK	10/31/2013	100,621	100,621	(2)

MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($38,274 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	38,274	38,274	(2)(25)
		First lien senior secured loan ($10,000 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	10,000	10,000	(4)(25)

					48,274	48,274

NetShape Technologies, Inc.	Metal precision engineered components	First lien senior secured revolving loan ($784 par due 12/2014)	7.50% (Libor + 6.50%/Q)	4/1/2010	784	784	(2)(25)

Pelican Products, Inc.	Flashlights	First lien senior secured loan ($2,311 par due 7/2018)	7.25% (Base Rate + 4.00%/Q)	7/13/2012	2,311	2,311	(4)(25)
		Second lien senior secured loan ($32,000 par due 6/2019)	12.25% (Base Rate + 9.00%/Q)	7/13/2012	32,000	32,640	(2)(25)

					34,311	34,951

Protective Industries, Inc. dba Caplugs	Plastic protection products	First lien senior secured loan ($995 par due 10/2019)	6.75% (Libor + 5.75%/M)	11/30/2012	995	995	(2)(25)
		Preferred stock (2,379,361 shares)		5/23/2011	1,298	5,601	(2)

					2,293	6,596

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Saw Mill PCG Partners LLC	Metal precision engineered components manufacturer	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc.	Magnetic sensors and supporting sensor products	First lien senior secured loan ($10,568 par due 12/2016)	9.00% (Libor + 7.50%/Q)	3/23/2012	10,436	10,568	(2)(25)

TPTM Merger Corp.	Time temperature indicator products	First lien senior secured loan ($25,870 par due 9/2018)	6.25% (Libor + 5.25%/Q)	9/12/2013	25,870	25,870	(2)(25)

					275,883	279,964		5.72%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/31/2011	—	—	(2)(27)
		First lien senior secured loan ($27,670 par due 8/2016)	7.00% (Libor + 6.00%/Q)	8/31/2011	27,706	27,670	(2)(25)
		First lien senior secured loan ($61,358 par due 8/2016)	7.00% (Libor + 6.00%/Q)	8/31/2011	61,358	61,358	(3)(25)
		First lien senior secured loan ($14,680 par due 8/2016)	7.00% (Libor + 6.00%/Q)	8/31/2011	14,680	14,680	(4)(25)

					103,744	103,708

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(25)
		Common stock (50,000 shares)		12/14/2012	5,000	7,650	(2)

					147,500	150,150

Pregis Corporation, Pregis Intellipack Corp., and Pregis Innovative Packaging Inc.	Provider of a broad range of highly-customized, tailored protective packaging solutions	First lien senior secured loan ($970 par due 3/2017)	7.75% (Libor + 6.25%/M)	4/25/2012	970	970	(2)(25)
		First lien senior secured loan ($5 par due 3/2017)	8.50% (Base Rate + 5.25%/Q)	4/25/2012	5	5	(2)(25)

					975	975

					252,219	254,833		5.20%

Automotive Services
Driven Brands, Inc. and Driven Holdings, LLC	Automotive aftermarket car care franchisor	First lien senior secured loan ($980 par due 3/2017)	6.00% (Libor + 5.00%/Q)	12/16/2011	980	980	(2)(25)
		First lien senior secured loan ($20 par due 3/2017)	7.25% (Base Rate + 4.00%/Q)	12/16/2011	20	20	(2)(25)
		Preferred stock (247,500 units)		12/16/2011	2,475	2,910	(2)
		Common stock (25,000 units)		12/16/2011	25	1,376	(2)

					3,500	5,286

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($4,200 par due 7/2017)	8.25% (Base Rate + 5.00%/Q)	7/12/2012	4,200	4,200	(2)(25)
		First lien senior secured loan ($296 par due 7/2017)	8.25% (Base Rate + 5.00%/M)	7/12/2012	296	296	(2)(25)
		First lien senior secured loan ($7,826 par due 7/2017)	7.25% (Libor + 6.00%/S)	7/12/2012	7,826	7,826	(2)(25)
		First lien senior secured loan ($30,448 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	30,448	30,448	(3)(25)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	1,870	(2)
		Common stock (20,000 shares)			200	—	(2)

					44,770	44,640

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($5,000 par due 10/2016)	10.83%	12/28/2012	4,878	5,000	(2)
		First lien senior secured loan ($5,000 par due 6/2017)	10.83%	12/28/2012	4,862	5,000	(2)
		First lien senior secured loan ($4,458 par due 7/2016)	10.13%	12/28/2012	4,367	4,458	(2)
		Warrant to purchase up to 321,888 shares of Series C Preferred Stock		12/28/2012	—	43	(2)

					14,107	14,501

Service King Paint & Body, LLC	Collision repair site operators	First lien senior secured loan ($13,968 par due 8/2017)	4.00% (Libor + 3.00%/Q)	8/20/2012	13,968	13,968	(2)(25)
		First lien senior secured loan ($119,033 par due 8/2017)	6.00% (Libor + 5.00%/Q)	8/20/2012	119,033	119,033	(2)(16)(25)
		First lien senior secured loan ($10,000 par due 8/2017)	6.00% (Libor + 5.00%/Q)	8/20/2012	10,000	10,000	(3)(16)(25)
		First lien senior secured	4.00% (Libor + 3.00%/Q)	8/20/2012	9,593	9,593	(4)(25)
		loan ($9,593 par due 8/2017)		8/20/2012	5,000	7,140	(2)
		Membership interest

					157,594	159,734

					219,971	224,161		4.58%

Retail
Fulton Holdings Corp.	Airport restaurant operator	First lien senior secured loan ($43,000 par due 5/2018)	8.50%	5/10/2013	43,000	43,000	(2)(12)
		First lien senior secured loan ($40,000 par due 5/2018)	8.50%	5/28/2010	40,000	40,000	(3)(12)
		Common stock (19,672 shares)		5/28/2010	1,461	2,020	(2)

					84,461	85,020

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Paper Source, Inc. and Pine Holdings, Inc.	Retailer of fine and artisanal papers, gifts, gift wrap, greeting cards and envelopes	First lien senior secured loan ($8,930 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	8,930	8,930	(2)(25)
		First lien senior secured loan ($9,975 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,975	9,975	(4)(25)
		Class A common stock (36,364 shares)		9/23/2013	6,000	7,205	(2)

					24,905	26,110

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	First lien senior secured loan ($14,775 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,775	14,775	(4)(25)

					124,141	125,905		2.57%

Chemicals
Argotec, LLC	Thermoplastic polyurethane films	First lien senior secured revolving loan ($1,000 par due 5/2018)	7.00% (Base Rate + 3.75%/M)	5/31/2013	1,000	1,000	(2)(25)
		First lien senior secured loan ($74 par due 5/2019)	7.00% (Base Rate + 3.75%/Q)	5/31/2013	74	74	(2)(25)
		First lien senior secured loan ($5,714 par due 5/2019)	5.75% (Libor + 4.75%/M)	5/31/2013	5,714	5,714	(2)(25)

					6,788	6,788

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	First lien senior secured loan ($17,685 par due 5/2018)	6.75% (Libor + 5.50%/Q)	12/13/2013	18,180	17,773	(25)

K2 Pure Solutions Nocal, L.P.	Chemical Producer	First lien senior secured revolving loan ($2,256 par due 8/2019)	8.13% (Libor + 7.13%/M)	8/19/2013	2,256	2,211	(2)(25)
		First lien senior secured loan ($21,500 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	21,500	21,070	(2)(25)
		First lien senior secured loan ($40,000 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	40,000	39,200	(3)(25)
		First lien senior secured loan ($20,000 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	20,000	19,600	(4)(25)

					83,756	82,081

					108,724	106,642		2.18%

Aerospace and Defense
Cadence Aerospace, LLC (fka PRV Aerospace, LLC)	Aerospace precision components manufacturer	First lien senior secured loan ($4,447 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,415	4,447	(4)(25)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(25)

					84,072	81,714

ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	First lien senior secured loan ($18,582 par due 7/2018)	8.00% (Libor + 6.50%/Q)	7/13/2012	18,298	18,582	(4)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	113	112	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,961	(2)

					2,404	2,073

					104,774	102,369		2.09%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(7)	Real estate holding company	First lien senior secured loan ($24,895 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	24,895	24,895	(2)
		Senior subordinated loan ($26,520 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	26,520	26,520	(2)
		Member interest (10.00% interest)		4/1/2010	594	7,100
		Option (25,000 units)		4/1/2010	25	25

					52,034	58,540

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,178 par due 12/2025)	8.75% (Libor + 7.25%/Q)	4/1/2010	636	1,350	(25)

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	3,936

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(2)(24)
		Senior subordinated loan ($2,092 par due 6/2017)		4/1/2010	—	—	(2)(24)
		Common equity interest		4/1/2010	—	—

					—	—

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	5,577

					58,987	69,403		1.42%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	First lien senior secured revolving loan ($3,750 par due 4/2014)	8.50%	10/31/2012	3,750	3,750	(2)(23)
		First lien senior secured loan ($4,513 par due 11/2016)	9.60%	10/31/2012	4,513	4,607	(2)(23)
		First lien senior secured loan ($4,500 par due 9/2017)	9.60%	10/31/2012	4,500	4,500	(2)(23)

					12,763	12,857

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

Encompass Digital Media, Inc.	Provider of outsourced network origination and transmission services for media companies	First lien senior secured loan ($19,602 par due 8/2017)	6.75% (Libor + 5.50%/Q)	12/13/2013	20,142	19,798	(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	First lien senior secured loan ($20,778 par due 3/2017)	9.00% (Libor + 7.50%/Q)	3/16/2011	20,778	20,363	(2)(25)
		First lien senior secured loan ($9,650 par due 3/2017)	9.00% (Libor + 7.50%/Q)	3/16/2011	9,650	9,457	(4)(25)
		Preferred stock (10,663 shares)		9/29/2006	1,066	2,918	(2)
		Common stock (15,393 shares)		9/29/2006	3	7	(2)

					31,497	32,745

					64,402	65,400		1.34%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing and development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—	(2)
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	638	(2)

					2,893	638

UL Holding Co., LLC and Universal Lubricants, LLC(6)	Petroleum product manufacturer	Second lien senior secured loan ($48,337 par due 12/2014)		4/30/2012	44,861	34,957	(2)(24)
		Second lien senior secured loan ($5,092 par due 12/2014)		4/30/2012	4,755	3,683	(2)(24)
		Second lien senior secured loan ($5,056 par due 12/2014)		4/30/2012	4,668	3,657	(2)(24)
		Class A common units (151,236 units)		6/17/2011	1,512	—	(2)
		Class B-5 common units (599,200 units)		6/17/2011	5,472	—	(2)
		Class B-4 common units (50,000 units)		4/25/2008	500	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)

					61,768	42,297

					64,661	42,935		0.88%

Transportation
PODS Funding Corp. II	Storage and warehousing	First lien senior secured loan ($4,103 par due 12/2018)	8.25% (Base Rate + 5.00%/Q)	3/12/2014	4,103	4,103	(25)
		First lien senior secured loan ($35,763 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/19/2013	35,763	35,763	(25)

					39,866	39,866

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					39,866	39,866		0.81%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($34,000 par due 3/2019)	7.25% (Libor + 6.00%/M)	10/11/2007	34,000	34,000	(2)(13)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	2,964	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	1,583	(2)(8)

					6,370	4,547

					40,370	38,547		0.79%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrants to purchase up to 378 shares		11/7/2007	—	6,402
		Warrants to purchase up to 200 shares		9/1/2010	—	3,388

					—	9,790

EUNetworks Group Limited(8)	Broadband bandwidth infrastructure provider	First lien senior secured loan ($14,925 par due 5/2019)	7.50% (Libor + 6.50%/Q)	12/13/2013	21,110	21,177	(25)

Quantance, Inc.	Designer of semiconductor products to the mobile wireless market	First lien senior secured loan ($3,500 par due 9/2016)	10.25%	8/23/2013	3,410	3,500	(2)
		Warrant to purchase up to 130,432 shares of Series D Preferred Stock		8/23/2013	74	74	(2)

					3,484	3,574

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	191

Wilcon Holdings LLC	Communications infrastructure provider (data center/fiber market)	Class A common stock (2,000,000 shares)		12/13/2013	1,829	1,561

					26,423	36,293		0.74%

Environmental Services
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	First lien senior secured loan ($1,470 par due 10/2016)	9.26%	3/28/2013	1,415	1,470	(2)
		Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)

					1,415	1,476

RE Community Holdings II, Inc.and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	28,818	(2)

					22,517	30,294		0.62%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior units (50,000 units)		10/5/2007	5,000	5,817

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($2,992 par due 6/2015)	17.50% PIK	2/6/2008	2,992	2,992	(2)
		Preferred stock (6,258 shares)		9/1/2006	2,567	2,448	(2)

					5,559	5,440

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	—	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	—

					11,539	11,257		0.23%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	3,254	(2)

					2,500	3,254		0.07%

					$7,711,474	$7,799,596		159.22%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of March 31, 2014 represented 159% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the three months ended March 31, 2014 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Apple & Eve, LLC and US Juice Partners, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$613
Campus Management Corp. and Campus Management Acquisition Corp	$—	$—	$—	$—	$—	$—	$—	$—	$3,536
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$—	$768	$5,000	$1,108	$—	$83	$131	$—	$1,226
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC	$27,250	$—	$—	$107	$590	$—	$9	$—	$—
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$144	$—	$—	$—	$—	$—	$8	$—	$504
The Dwyer Group	$14,418	$1,583	$—	$1,038	$60	$2,186	$179	$—	$(2,028)
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$—	$—	$—	$—	$347	$—	$—	$(218)
Insight Pharmaceuticals Corporation	$—	$—	$—	$647	$—	$—	$—	$—	$6,948
Investor Group Services, LLC	$—	$—	$—	$—	$—	$56	$—	$—	$(3)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$424
Pillar Processing LLC and PHL Holding Co.	$—	$1,004	$—	$—	$—	$—	$—	$—	$(172)
Soteria Imaging Services, LLC	$—	$—	$—	$—	$—	$—	$—	$38	$—
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$3,440
UL Holding Co., LLC	$—	$—	$—	$—	$—	$—	$—	$—	$649

(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the three months ended March 31, 2014 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC]	$24,895	$—	$—	$868	$455	$—	$—	$—	$(158)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$396
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$17
Ciena Capital LLC	$—	$—	$—	$990	$—	$—	$—	$—	$2,043
Citipostal, Inc.	$—	$2,691	$—	$49	$—	$—	$6	$—	$1,690
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$78
Hot Light Brands, Inc.	$—	$90	$—	$—	$—	$—	$—	$144	$(163)
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$20,000	$—	$—	$(15,412)
Orion Foods, LLC	$400	$27,530	$—	$1,236	$—	$—	$205	$1,624	$1,633
Senior Secured Loan Fund LLC*	$87,508	$17,933	$—	$67,700	$5,470	$—	$6,985	$—	$1,044
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$191
The Thymes, LLC	$—	$840	$—	$—	$—	$78	$—	$—	$1,227

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company co-invests through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 6.00% on $12 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $15 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.25% on $58 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $17 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.75% on $115 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into

  "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $55 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $27 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.75% on $25 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(20)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $22 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(21)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 0.75% on $45 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(22)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $72 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(23)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(24)
Loan was on non-accrual status as of March 31, 2014.

(25)
Loan includes interest rate floor feature.

(26)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(27)
As of March 31, 2014, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(28)
As of March 31, 2014, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(29)
As of March 31, 2014, no amounts were funded by the Company under this letter of credit facility; however, there were letters of credit issued and outstanding through a financial intermediary under the letter of credit facility. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2013
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$867	$2,851	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	826	1,177	(2)

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	3,285

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	112	334

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	3,315	10,231	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,411	3,939	(2)

Partnership Capital Growth Investors III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,804	2,588	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	632	563	(2)

Senior Secured Loan Fund LLC(7)(10)	Co-investment vehicle	Subordinated certificates ($1,745,192 par due 12/2024)	8.24% (Libor + 8.00%/Q)(26)	10/30/2009	1,745,192	1,771,369
		Membership interest (87.50% interest)		10/30/2009	—	—

					1,745,192	1,771,369

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	745	1,211	(2)

					1,760,726	1,797,548		36.65%

Healthcare—Services
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	3,087
		Common stock (3 shares)		12/13/2013	3	3

					3,090	3,090

ATI Phyiscal Therapy Holdings, LLC	Outpatient rehabilitation services provider	Class C common stock (51,005 shares)		12/13/2013	53	53

AxelaCare Holdings, Inc. and AxelaCare Investment Holdings, L.P.	Provider of home infusion services	First lien senior secured loan ($4,458 par due 4/2019)	5.75% (Libor + 4.50%/Q)	4/12/2013	4,458	4,458	(2)(25)
		Preferred units (8,218,160 units)		4/12/2013	822	855	(2)
		Common units (83,010 units)		4/12/2013	8	9	(2)

					5,288	5,322

California Forensic Medical Group, Incorporated	Correctional facility healthcare operator	First lien senior secured loan ($53,640 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	53,640	53,640	(3)(25)

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,546	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services provider	Class A common stock (9,679 shares)		6/15/2007	2,543	4,014	(2)
		Class C common stock (1,546 shares)		6/15/2007	—	641	(2)

					2,543	4,655

Dialysis Newco, Inc.	Dialysis provider	First lien senior secured loan ($15,509 par due 8/2020)	5.25% (Libor + 4.25%/Q)	8/16/2013	15,509	15,509	(2)(25)
		Second lien senior secured loan ($56,500 par due 2/2021)	9.75% (Libor + 8.50%/Q)	8/16/2013	56,500	56,500	(2)(25)

					72,009	72,009

Genocea Biosciences, Inc.	Vaccine discovery technology company	First lien senior secured loan ($10,000 par due 4/2017)	8.00%	9/30/2013	9,805	10,000	(2)
		Warrant to purchase up to 689,655 shares of Series C convertible preferred stock		9/30/2013	—	—	(2)

					9,805	10,000

GI Advo Opco, LLC	Residential behavioral treatment services provider	First lien senior secured loan ($15,005 par due 6/2017)	6.00% (Libor + 4.75%/Q)	12/13/2013	15,448	15,455	(25)
		First lien senior secured loan ($13 par due 6/2017)	7.00% (Base Rate + 3.75%/Q)	12/13/2013	13	13	(25)

					15,461	15,468

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	1,758	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2019)	10.25% (Libor + 9.00%/Q)	12/27/2012	112,000	112,000	(2)(25)

JHP Group Holdings, Inc.	Manufacturer of speciality pharmaceutical products	Series A preferred stock (1,000,000 shares)	6.00% PIK	2/19/2013	272	2,673	(2)

LM Acquisition Holdings, LLC(8)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	1,000	1,195	(2)

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	First lien senior secured loan ($134,115 par due 3/2018)	9.00% (Libor + 8.00%/Q)	9/15/2010	134,721	135,457	(2)(25)
		First lien senior secured loan ($56,134 par due 3/2018)	9.00% (Libor + 8.00%/Q)	9/15/2010	56,134	56,695	(3)(25)
		First lien senior secured loan ($4,668 par due 3/2018)	9.00% (Libor + 8.00%/Q)	3/6/2012	4,668	4,715	(4)(25)

					195,523	196,867

Monte Nido Holdings, LLC	Outpatient eating disorder treatment provider	First lien senior secured loan ($44,750 par due 12/2019)	7.75% (Libor + 6.75%/Q)	12/20/2013	44,750	44,750	(2)(19)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MW Dental Holding Corp.	Dental services provider	First lien senior secured revolving loan ($4,500 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	4,500	4,500	(2)(25)
		First lien senior secured loan ($12,582 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	12,582	12,582	(2)(25)
		First lien senior secured loan ($12,460 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	12,460	12,460	(2)(25)
		First lien senior secured loan ($48,757 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	48,757	48,757	(3)(25)
		First lien senior secured loan ($9,800 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	9,800	9,800	(4)(25)

					88,099	88,099

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($23,496 par due 4/2018)	6.50% (Libor + 5.25%/Q)	4/15/2011	23,496	23,496	(2)(25)
		First lien senior secured loan ($33,266 par due 4/2018)	6.50% (Libor + 5.25%/Q)	4/15/2011	33,203	33,266	(3)(25)
		Common units (5,000 units)		4/15/2011	5,000	8,896	(2)

					61,699	65,658

National Healing Corporation and National Healing Holding Corp.	Wound care service and equipment provider	Second lien senior secured loan ($10,000 par due 2/2020)	9.25% (Libor + 8.00%/S)	12/13/2013	10,297	10,301	(25)
		Preferred stock (869,565 shares)		12/13/2013	1,296	1,296

					11,593	11,597

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	First lien senior secured loan ($2,833 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	2,833	2,833	(2)(17)(25)
		First lien senior secured loan ($36,259 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	36,259	36,259	(2)(17)(25)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,710	(2)

					41,592	41,802

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,465	80,000	(2)(25)

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($21,000 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	21,000	21,000	(2)(25)
		Limited liability company membership interest (1.57% interest)		11/21/2013	1,000	1,000	(2)

					22,000	22,000

PerfectServe, Inc.	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($3,500 par due 4/2017)	10.00%	12/26/2013	3,465	3,500
		Warrants to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	50

					3,465	3,550

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Second lien senior secured loan ($2,368 par due 10/2018)	8.25% (Libor + 7.00%/Q)	4/19/2012	2,439	2,376	(25)
		Second lien senior secured loan ($21,316 par due 10/2018)	8.25% (Libor + 7.00%/Q)	4/19/2012	21,316	21,380	(2)(25)
		Preferred stock (333 shares)		3/12/2008	125	16	(2)
		Common stock (16,667 shares)		3/12/2008	167	825	(2)

					24,047	24,597

Physiotherapy Associates Holdings, Inc.	Outpatient rehabilitation physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	3,090

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	1,375	(2)

RCHP, Inc.	Operator of general acute care hospitals	First lien senior secured loan ($14,887 par due 11/2018)	7.00% (Libor + 5.75%/Q)	11/4/2011	14,888	14,664	(2)(25)
		First lien senior secured loan ($60,518 par due 11/2018)	7.00% (Libor + 5.75%/Q)	11/4/2011	60,496	59,611	(3)(25)
		Second lien senior secured loan ($85,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	85,000	85,000	(2)(25)

					160,384	159,275

Reed Group, Ltd.	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	First lien senior secured loan ($3,800 par due 7/2015)	11.00%	6/28/2012	3,787	3,800	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/26/2012	38	29	(2)

					3,825	3,829

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($75,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	75,000	75,000	(2)(25)

Sorbent Therapeutics, Inc.	Orally-administered drug developer	First lien senior secured loan ($6,500 par due 9/2016)	10.25%	4/23/2013	6,500	6,500	(2)
		Warrant to purchase up to 727,272 shares of Series C preferred stock		4/23/2013	—	25	(2)

					6,500	6,525

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Preferred member units (1,823,179 units)		4/1/2010	—	—

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SurgiQuest, Inc.	Medical device company	First lien senior secured loan ($6,281 par due 10/2017)	10.00%	9/28/2012	6,133	6,281	(2)
		First lien senior secured loan ($2,000 par due 10/2017)	10.69%	9/28/2012	1,953	2,000	(2)
		Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

					8,086	8,281

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	First lien senior secured loan ($30,000 par due 12/2019)	6.00% (Libor + 5.00%/Q)	12/31/2013	30,000	30,000	(2)(25)

Young Innovations, Inc.	Dental supplies and equipment manufacturer	First lien senior secured loan ($9,697 par due 1/2019)	5.75% (Libor + 4.50%/Q)	1/31/2013	9,697	9,697	(3)(25)
		First lien senior secured loan ($32 par due 1/2019)	6.75% (Base Rate + 3.50%/Q)	1/31/2013	32	32	(3)(25)
		First lien senior secured loan ($13,304 par due 1/2019)	5.75% (Libor + 4.50%/Q)	1/31/2013	13,304	13,304	(4)(25)
		First lien senior secured loan ($44 par due 1/2019)	6.75% (Base Rate + 3.50%/Q)	1/31/2013	44	44	(4)(25)

					23,077	23,077

					1,163,140	1,172,781		23.91%

Business Services
2329497 Ontario Inc.(8)	Provider of outsourced data center infrastructure and related services	Second lien senior secured loan ($42,333 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,551	43,603	(25)

Access CIG, LLC	Records and information management services provider	First lien senior secured loan ($992 par due 10/2017)	7.00% (Libor + 5.75%/M)	10/5/2012	992	992	(2)(25)

BluePay Processing, Inc.	Technology-enabled payment processing solutions provider	First lien senior secured loan ($6,000 par due 8/2019)	5.00% (Libor + 4.00%/Q)	8/30/2013	6,000	6,000	(2)(25)

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)	Payroll and accounting services provider to the entertainment industry	First lien senior secured loan ($18,107 par due 12/2017)	7.25% (Libor + 6.25%/Q)	12/24/2012	18,107	18,107	(2)(18)(25)
		First lien senior secured loan ($45,267 par due 12/2017)	7.25% (Libor + 6.25%/Q)	12/24/2012	45,267	45,267	(3)(18)(25)
		Class A membership units (2,500,000 units)		12/24/2012	2,500	4,021	(2)
		Class B membership units (2,500,000 units)		12/24/2012	2,500	4,021	(2)

					68,374	71,416

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	3,658	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CitiPostal Inc.(7)	Document storage and management services	First lien senior secured revolving loan ($3,500 par due 12/2014)	6.50% (Libor + 4.50%/M)	4/1/2010	3,500	3,500	(2)(25)
		First lien senior secured loan ($53,731 par due 12/2014)		4/1/2010	53,731	41,501	(2)(24)
		Senior subordinated loan ($20,193 par due 12/2015)		4/1/2010	13,038	—	(2)(24)
		Common stock (37,024 shares)		4/1/2010	—	—

					70,269	45,001

Command Alkon, Inc.	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 3/2018)	8.75% (Libor + 7.50%/M)	9/28/2012	10,000	10,000	(2)(25)
		Second lien senior secured loan ($34,000 par due 5/2019)	8.75% (Libor + 7.50%/Q)	9/28/2012	34,000	34,000	(2)(25)

					44,000	44,000

Coverall North America, Inc.	Commercial janitorial services provider	Letter of credit facility		1/17/2013	—	—	(2)(29)

eCommerce Industries, Inc.	Business critical enterprise resource planning software provider	First lien senior secured loan ($19,936 par due 10/2016)	8.00% (Libor + 6.75%/Q)	12/13/2013	19,936	20,217	(22)(25)

GHS Interactive Security, LLC and LG Security Holdings, LLC	Originates residential security alarm contracts	First lien senior secured loan ($2,091 par due 5/2018)	7.50% (Libor + 6.00%/Q)	12/13/2013	2,153	2,153	(25)
		Class A membership units (1,560,000 units)		12/13/2013	1,607	1,607

					3,760	3,760

HCPro, Inc. and HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Senior subordinated loan ($9,004 par due 8/2014)		3/5/2013	2,692	—	(2)(24)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,485	—

IfByPhone Inc.	Voice-based marketing automation software provider	First lien senior secured loan ($1,533 par due 11/2015)	11.00%	10/15/2012	1,490	1,533	(2)
		First lien senior secured loan ($833 par due 1/2016)	11.00%	10/15/2012	833	833	(2)
		Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	64	(2)

					2,411	2,430

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (8.5% interest)		6/22/2006	—	633

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
IronPlanet, Inc.	Online auction platform provider for used heavy equipment	First lien senior secured revolving loan ($5,000 par due 9/2015)	8.00%	9/24/2013	5,000	5,000	(2)
		First lien senior secured loan ($7,500 par due 7/2017)	9.25%	9/24/2013	7,155	7,275	(2)
		Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	246	(2)

					12,369	12,521

Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	995	(2)

Keynote Systems, Inc. and Hawaii Ultimate Parent Corp., Inc.	Web and mobile cloud performance testing and monitoring services provider	First lien senior secured loan ($164,587 par due 2/2020)	9.50% (Libor + 8.50%/Q)	8/22/2013	164,587	164,587	(2)(25)
		Class A common stock (2,970 shares)		8/22/2013	2,970	3,429	(2)
		Class B common stock (1,956,522 shares)		8/22/2013	30	35	(2)

					167,587	168,051

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,500 shares)		12/13/2013	1,982	1,982
		Common stock (15,000 shares)		12/13/2013	1,982	1,982

					3,964	3,964

MSC.Software Corporation and Maximus Holdings, LLC	Provider of software simulation tools and related services	First lien senior secured loan ($42,750 par due 11/2017)	8.50% (Libor + 7.25%/Q)	12/13/2013	44,015	44,033	(21)(25)
		Warrants to purchase up to 1,050,013 shares of common stock		12/13/2013	424	424

					44,439	44,457

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,754
		Common units (1,725,280 units)		4/1/2010	—	—

					788	1,754

MVL Group, Inc.(7)	Marketing research provider	Junior subordinated loan ($185 par due 7/2012)		4/1/2010	—	—	(2)(24)
		Senior subordinated loan ($33,337 par due 7/2012)		4/1/2010	30,265	2,485	(2)(24)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					30,265	2,485

NComputing, Inc.	Desktop virtualization hardware and software technology service provider	First lien senior secured loan ($6,500 par due 7/2016)	10.50%	3/20/2013	6,500	6,695	(2)
		Warrant to purchase up to 462,726 shares of Series C preferred stock		3/20/2013	—	56	(2)

					6,500	6,751

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Pillar Processing LLC, PHL Investors, Inc., and PHL Holding Co.(6)	Mortgage services	First lien senior secured loan ($4,658 par due 11/2018)		7/31/2008	3,982	3,321	(2)(24)
		First lien senior secured loan ($7,375 par due 5/2019)		11/20/2007	5,862	—	(2)(24)
		Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

					13,612	3,321

Platform Acquisition, Inc.	Data center and managed cloud services provider	Common stock (48,604 shares)		12/13/2013	7,536	7,536

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	879	(2)

PSSI Holdings, LLC	Provider of mission-critical outsourced cleaning and sanitation services to the food processing industry	First lien senior secured loan ($1,000 par due 6/2018)	6.00% (Libor + 5.00%/Q)	8/7/2013	1,000	1,000	(2)(25)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	154	(2)

Rainstor, Inc.	Database solutions provider	First lien senior secured loan ($2,800 par due 4/2016)	11.25%	3/28/2013	2,735	2,800	(2)
		Warrant to purchase up to 142,210 shares of Series C preferred stock		3/28/2013	88	70	(2)

					2,823	2,870

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	1,458	(2)

TOA Technologies, Inc.	Cloud based, mobile workforce management applications provider	First lien senior secured loan ($12,567 par due 11/2016)	10.25%	10/31/2012	12,124	12,567	(2)
		Warrant to purchase up to 2,509,770 shares of Series D preferred stock		10/31/2012	605	1,201	(2)

					12,729	13,768

Tripwire, Inc.	IT security software provider	First lien senior secured loan ($74,684 par due 5/2018)	7.50% (Libor + 6.25%/Q)	5/23/2011	74,684	74,684	(2)(25)
		First lien senior secured loan ($10,266 par due 5/2018)	7.50% (Libor + 6.25%/Q)	5/23/2011	10,266	10,266	(2)(25)
		First lien senior secured loan ($49,875 par due 5/2018)	7.50% (Libor + 6.25%/Q)	5/23/2011	49,875	49,875	(3)(25)
		First lien senior secured loan ($9,975 par due 5/2018)	7.50% (Libor + 6.25%/Q)	5/23/2011	9,975	9,975	(4)(25)
		Class B common stock (2,655,638 shares)		5/23/2011	30	84	(2)
		Class A common stock (2,970 shares)		5/23/2011	2,970	8,315	(2)

					147,800	153,199

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (5.98% interest)		10/26/2007	10,204	5,236

VTE Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,500,000 units)		12/13/2013	3,862	3,862

Worldpay (UK) Limited, Worldpay ECommerce Limited, Ship US Bidco, Inc., Ship Investor & Cy S.C.A.(8)	Payment processing company	First lien senior secured loan ($5,341 par due 10/2017)	6.00% (Libor + 4.75%/Q)	12/13/2013	5,432	5,394	(25)
		Common stock (936,693 shares)		12/13/2013	2,698	2,732

					8,129	8,126

X Plus Two Solutions, Inc. and X Plus One Solutions, Inc.	Provider of open and integrated software for digital marketing optimization	First lien senior secured revolving loan ($8,600 par due 9/2014)	8.50%	4/1/2013	8,600	8,600	(2)
		First lien senior secured loan ($7,000 par due 3/2017)	10.00%	4/1/2013	6,645	6,860	(2)
		Warrant to purchase up to 999,167 shares of Series C preferred stock		4/1/2013	284	299	(2)

					15,529	15,759

					768,665	699,856		14.27%

Services—Other
Capital Investments and Ventures Corp.	SCUBA diver training and certification provider	First lien senior secured loan ($24,512 par due 8/2018)	7.00% (Libor + 5.75%/Q)	8/9/2012	24,512	24,512	(3)(25)
		First lien senior secured loan ($8,719 par due 8/2018)	7.00% (Libor + 5.75%/Q)	8/9/2012	8,719	8,719	(4)(25)

					33,231	33,231

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($14,286 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	14,286	14,286	(2)(15)(25)
		Second lien senior secured loan ($35,283 par due 12/2015)	15.24% (Libor + 10.00% Cash, 5.00% PIK/Q)	12/10/2010	35,283	34,225	(2)
		Second lien senior secured loan ($10,649 par due 12/2015)	15.26% (Libor + 10.00% Cash, 5.00% PIK/Q)	12/10/2010	10,649	10,330	(2)
		Warrants to purchase up to 654,618 shares		12/10/2010	—	979	(2)

					60,218	59,820

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Competitor Group, Inc. and Calera XVI, LLC	Endurance sports media and event operator	First lien senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,508	(2)(25)
		First lien senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	792	(2)(25)
		First lien senior secured loan ($24,380 par due 11/2018)	10.00% (Libor + 7.75% Cash, 1.00% PIK /Q)	11/30/2012	24,380	21,454	(2)(25)
		First lien senior secured loan ($29,853 par due 11/2018)	10.00% (Libor + 7.75% Cash, 1.00% PIK /Q)	11/30/2012	29,853	26,271	(3)(25)
		Membership units (2,500,000 units)		11/30/2012	2,513	17	(2)(9)

					60,496	51,042

Fox Hill Holdings, Inc.	Third party claims administrator on behalf of insurance carriers	First lien senior secured loan ($7,442 par due 6/2018)	6.75% (Libor + 5.75%/Q)	10/31/2013	7,442	7,442	(2)(25)
		First lien senior secured loan ($39 par due 6/2018)	8.00% (Base Rate + 4.75%/Q)	10/31/2013	39	39	(2)(25)

					7,481	7,481

ISS #2, LLC	Provider of repairs, refurbishments and services to the broader industrial end user markets	First lien senior secured loan ($14,950 par due 6/2018)	6.50% (Libor + 5.50%/Q)	6/5/2013	14,950	14,950	(2)(25)
		First lien senior secured loan ($44,775 par due 6/2018)	6.50% (Libor + 5.50%/Q)	6/5/2013	44,775	44,775	(3)(25)

					59,725	59,725

Massage Envy, LLC	Franchisor in the massage industry	First lien senior secured loan ($29,177 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	29,177	29,177	(2)(25)
		First lien senior secured loan ($49,291 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	49,291	49,291	(3)(25)
		Common stock (3,000,000 shares)		9/27/2012	3,000	3,532	(2)

					81,468	82,000

McKenzie Sports Products, LLC	Designer, manufacturer and distributor of taxidermy forms and supplies	First lien senior secured loan ($8,140 par due 3/2017)	5.75% (Libor + 4.75%/M)	3/30/2012	8,140	8,140	(2)(25)
		First lien senior secured loan ($9,302 par due 3/2017)	5.75% (Libor + 4.75%/M)	3/30/2012	9,302	9,302	(4)(25)

					17,442	17,442

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	9.00% (Libor + 7.75%/Q)	5/14/2013	140,000	140,000	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($25,686 par due 6/2018)	12.00% Cash, 1.50% PIK	12/22/2010	25,686	25,686	(2)
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	6,859	18,650	(2)

					32,545	44,336

Wash Multifamily Laundry Systems, LLC	Laundry service and equipment provider	Second lien senior secured loan ($78,000 par due 2/2020)	9.75% (Libor + 8.50%/Q)	6/26/2012	78,000	78,000	(2)(25)

					570,606	573,077		11.69%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured revolving loan ($2,250 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	2,250	2,250	(2)(25)
		First lien senior secured loan ($56,236 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	56,236	56,236	(3)(25)
		First lien senior secured loan ($4,651 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	4,651	4,651	(4)(25)

					63,137	63,137

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	3,337	(2)

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)	12.00% PIK	8/1/2011	10,286	10,286	(2)
		Common stock (50,800 shares)		8/1/2011	—	1,345	(2)

					10,286	11,631

Infilaw Holding, LLC	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(2)(27)
		First lien senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(25)
		First lien senior secured loan ($14,362 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	14,362	14,362	(3)(25)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(25)
		Series B preferred units (3.91 units)		10/19/2012	9,245	11,060	(2)

					148,498	150,313

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($39,459 par due 6/2015)		4/24/2013	39,385	35,514	(3)(24)
		First lien senior secured loan ($14,774 par due 6/2015)		4/24/2013	14,746	13,297	(4)(24)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					59,820	48,811

Lakeland Tours, LLC	Educational travel provider	First lien senior secured revolving loan		10/4/2011	—	—	(2)(27)
		First lien senior secured loan ($83,140 par due 12/2016)	8.50% (Libor + 7.50%/Q)	10/4/2011	83,067	83,131	(2)(14)(25)
		First lien senior secured loan ($1,585 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	1,585	1,585	(2)(25)
		First lien senior secured loan ($40,362 par due 12/2016)	8.50% (Libor + 7.50%/Q)	10/4/2011	40,277	40,362	(3)(14)(25)
		First lien senior secured loan ($8,297 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	8,280	8,297	(3)(25)
		Common stock (5,000 shares)		10/4/2011	5,000	5,117	(2)

					138,209	138,492

PIH Corporation	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 6/2016)	7.25% (Libor + 6.25%/M)	12/13/2013	621	621	(25)
		First lien senior secured loan ($39,062 par due 6/2016)	7.25% (Libor + 6.25%/M)	12/13/2013	39,570	39,594	(25)

					40,191	40,215

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (8,800 shares)		7/30/2008	2,200	1,936	(2)
		Common membership interest (26.27% interest)		9/21/2007	15,800	29,584	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					18,000	31,520

RuffaloCODY, LLC	Provider of student fundraising and enrollment management services	First lien senior secured loan ($634 par due 5/2019)	6.50% (Base Rate + 3.25%/Q)	5/29/2013	634	634	(2)(25)
		First lien senior secured loan ($24,996 par due 5/2019)	5.50% (Libor + 4.25%/Q)	5/29/2013	24,996	24,996	(2)(25)

					25,630	25,630

					514,291	513,086		10.46%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Energy
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,000 par due 7/2017)	9.62%	12/16/2013	2,721	2,850	(2)
		Warrants to purchase up to 59,524 units of Series B preferred stock		12/16/2013	146	146	(2)

					2,867	2,996

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($89,892 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	89,892	89,892	(2)(25)

Centinela Funding, LLC	Solar power generation facility developer and operator	Senior subordinated loan ($56,000 par due 11/2020)	10.00% (Libor + 8.75%/Q)	11/14/2012	56,000	56,000	(2)(25)

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($7,500 par due 2/2017)	10.00%	7/25/2013	7,433	7,500	(2)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	34	(2)(8)

					7,433	7,534

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($68,000 par due 8/2018)	10.25% (Libor + 8.75%/M)	8/9/2011	67,060	67,320	(2)(25)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,500 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,500	32,500	(2)(25)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,820	20,000	(2)(25)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,402	60,000	(2)(25)

Sunrun Solar Owner Holdco X, LLC	Residential solar energy provider	First lien senior secured loan ($59,749 par due 6/2019)	9.50% (Libor + 8.25%/Q)	6/7/2013	59,749	59,749	(2)(25)

Sunrun Solar Owner Holdco XIII, LLC	Residential solar energy provider	First lien senior secured loan ($19,300 par due 12/2019)	9.50% (Libor + 7.25% Cash, 1.00% PIK /Q)	11/27/2013	19,079	19,300	(2)(25)

					412,802	415,291		8.47%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($33,581 par due 12/2018)	10.50% (Base Rate + 7.25%/Q)	11/27/2006	33,581	33,581	(2)(20)(25)
		First lien senior secured loan ($10,919 par due 12/2018)	10.50% (Base Rate + 7.25%/Q)	11/27/2006	10,922	10,919	(3)(20)(25)
		Promissory note ($16,558 par due 12/2018)	13.00% PIK	11/27/2006	13,273	15,997	(2)
		Warrants to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					57,800	60,497

Benihana, Inc.	Restaurant owner and operator	First lien senior secured loan ($4,925 par due 2/2018)	6.75% (Libor + 5.50%/Q)	8/21/2012	4,925	4,925	(4)(25)

Garden Fresh Restaurant Corp.	Restaurant owner and operator	First lien senior secured revolving loan		10/3/2013	—	—	(2)(27)
		First lien senior secured loan ($43,750 par due 7/2018)	10.00% (Libor + 8.50%/M)	10/3/2013	43,750	43,750	(2)(25)

					43,750	43,750

Hojeij Branded Foods, Inc.	Airport restaurant operator	First lien senior secured revolving loan ($450 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	450	450	(2)(25)(28)
		First lien senior secured loan ($12,500 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	12,500	12,500	(2)(25)
		First lien senior secured loan ($15,000 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	14,543	15,000	(2)(25)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	299	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	4,307	(2)

					28,162	32,556

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	First lien senior secured revolving loan ($9,500 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	9,500	9,500	(2)(25)
		First lien senior secured loan ($33,037 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,037	33,037	(3)(25)
		Second lien senior secured loan ($37,552 par due 9/2014)		4/1/2010	18,423	20,205	(2)(24)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					60,960	62,742

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OTG Management, LLC	Airport restaurant operator	First lien senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(25)
		First lien senior secured loan ($7,075 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	7,075	7,075	(2)(25)
		Common units (3,000,000 units)		1/5/2011	3,000	3,638	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	7,257	(2)

					35,175	42,970

Performance Food Group, Inc. and Wellspring Distribution Corp	Food service distributor	Second lien senior secured loan ($74,625 par due 11/2019)	6.25% (Libor + 5.25%/Q)	5/14/2013	74,282	74,850	(2)(25)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	6,303	6,529	(2)

					80,585	81,379

PMI Holdings, Inc.	Restaurant owner and operator	Preferred stock (46,025 shares)		12/13/2013	687	687
		Common stock (22,401 shares)		12/13/2013	379	379

					1,066	1,066

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($60,125 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	59,303	58,922	(3)(25)
		First lien senior secured loan ($9,250 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	9,122	9,065	(4)(25)

					68,425	67,987

S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					380,848	397,872		8.11%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	5,077	9,718

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,713

Ciena Capital LLC(7)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($26,000 par due 12/2016)	12.00%	11/29/2010	26,000	26,000	(2)
		Equity interests		11/29/2010	53,374	10,926	(2)

					93,374	50,926

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($1,750 par due 9/2015)	9.00%	9/30/2011	1,750	1,750	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	2006 Class B common units (2,526 units)		5/10/2007	3	5	(2)
		2007 Class B common units (315 units)		5/10/2007	—	1	(2)
		Class A common units (7,710 units)		5/10/2007	14,997	19,672	(2)

					15,000	19,678

Ivy Hill Asset Management, L.P. (7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	280,353

					317,162	392,138		8.00%

Consumer Products—Non-durable
Gilchrist & Soames, Inc.	Personal care manufacturer	First lien senior secured revolving loan ($8,700 par due 12/2014)	6.25% (Libor + 5.00%/M)	4/1/2010	8,700	8,700	(2)(25)
		First lien senior secured loan ($22,508 par due 12/2014)	13.44% Cash, 2.00% PIK	4/1/2010	22,504	21,833	(2)

					31,204	30,533

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	5,172	5,172	(2)
		Common stock (455 shares)		10/31/2011	455	170	(2)

					5,627	5,342

Insight Pharmaceuticals Corporation(6)	OTC drug products manufactuer	Second lien senior secured loan ($19,310 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	19,165	19,310	(2)(25)
		Class A common stock (155,000 shares)		8/26/2011	6,035	7,234	(2)
		Class B common stock (155,000 shares)		8/26/2011	6,035	7,234	(2)

					31,235	33,778

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	1,219	(2)
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	1,144	(2)

					—	2,363

Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($31,295 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	31,184	31,294	(3)(25)
		First lien senior secured loan ($86 par due 4/2018)	9.25% (Base Rate + 6.00%/S)	4/2/2012	85	86	(3)(25)
		First lien senior secured loan ($8,844 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	8,813	8,844	(4)(25)
		First lien senior secured loan ($24 par due 4/2018)	9.25% (Base Rate + 6.00%/S)	4/2/2012	24	24	(4)(25)

					40,106	40,248

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,526	(2)

The Step2 Company, LLC	Toy manufacturer	Second lien senior secured loan ($25,600 par due 4/2015)	10.00%	4/1/2010	25,089	25,088	(2)
		Second lien senior secured loan ($32,865 par due 4/2015)	10.00%	4/1/2010	30,802	26,292	(2)
		Common units (1,116,879 units)		4/1/2010	24	—
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	—

					55,915	51,380

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	4,696	4,221
		Common units (5,400 units)		6/21/2007	—	6,687

					4,696	10,908

Woodstream Corporation	Pet products manufacturer	First lien senior secured loan ($8,465 par due 8/2016)	6.00% (Libor + 5.00%/Q)	4/18/2012	8,465	8,465	(4)(25)
		Senior subordinated loan ($80,000 par due 2/2017)	11.50%	4/18/2012	77,412	80,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,685	(2)

					87,099	91,150

					256,882	267,228		5.45%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/31/2011	—	—	(2)(27)
		First lien senior secured loan ($27,740 par due 8/2016)	7.00% (Libor + 6.00%/Q)	8/31/2011	27,777	27,740	(2)(25)
		First lien senior secured loan ($61,518 par due 8/2016)	7.00% (Libor + 6.00%/Q)	8/31/2011	61,518	61,518	(3)(25)
		First lien senior secured loan ($14,718 par due 8/2016)	7.00% (Libor + 6.00%/Q)	8/31/2011	14,718	14,718	(4)(25)

					104,013	103,976

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(25)
		Common stock (50,000 shares)		12/14/2012	5,000	7,223	(2)

					147,500	149,723

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Pregis Corporation, Pregis Intellipack Corp., and Pregis Innovative Packaging Inc.	Provider of highly-customized, tailored protective packaging solutions	First lien senior secured loan ($975 par due 3/2017)	7.75% (Libor + 6.25%/M)	4/25/2012	975	975	(2)(25)
		First lien senior secured loan ($5 par due 3/2017)	8.50% (Base Rate + 5.25%/Q)	4/25/2012	5	5	(2)(25)

					980	980

					252,493	254,679		5.19%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	First lien senior secured loan ($3,030 par due 8/2015)	12.00%	8/7/2012	3,030	3,030	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	6	(2)

					3,030	3,036

Component Hardware Group, Inc.	Commercial equipment	First lien senior secured loan ($23,701 par due 7/2019)	5.50% (Libor + 4.50%/M)	7/1/2013	23,701	23,701	(2)(25)

Lighting Science Group Corporation	Advanced lighting products	Letter of credit facility		9/20/2011	—	—	(2)(29)

Mac Lean-Fogg Company	Provider of intelligent transportation systems products in the traffic and rail industries	Senior subordinated loan ($100,251 par due 10/2023)	9.50% Cash, 1.50% PIK	10/31/2013	100,251	100,251	(2)

MWI Holdings, Inc.	Provider of engineered springs, fasteners, and other precision components	First lien senior secured loan ($38,274 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	38,274	38,274	(2)(25)
		First lien senior secured loan ($10,000 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	10,000	10,000	(4)(25)

					48,274	48,274

NetShape Technologies, Inc.	Metal precision engineered components	First lien senior secured revolving loan ($538 par due 12/2014)	7.50% (Libor + 6.50%/Q)	4/1/2010	538	538	(2)(25)

Pelican Products, Inc.	Flashlights	First lien senior secured loan ($2,317 par due 7/2018)	6.25% (Libor + 5.00%/Q)	7/13/2012	2,317	2,317	(4)(25)
		Second lien senior secured loan ($32,000 par due 6/2019)	11.50% (Libor + 10.00%/Q)	7/13/2012	32,000	32,000	(2)(25)

					34,317	34,317

Protective Industries, Inc. dba Caplugs	Plastic protection products	First lien senior secured loan ($997 par due 10/2019)	6.75% (Libor + 5.75%/Q)	11/30/2012	997	997	(2)(25)
		Preferred stock (2,379,361 shares)		5/23/2011	1,298	4,837	(2)

					2,295	5,834

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc.	Magnetic sensors and supporting sensor products	First lien senior secured loan ($11,140 par due 12/2016)	9.00% (Libor + 7.50%/Q)	3/23/2012	10,990	11,140	(2)(25)

TPTM Merger Corp.	Time temperature indicator products	First lien senior secured revolving loan ($950 par due 9/2018)	6.25% (Libor + 5.25%/Q)	9/12/2013	950	950	(2)(25)
		First lien senior secured revolving loan ($540 par due 9/2018)	7.50% (Base Rate + 4.25%/Q)	9/12/2013	540	540	(2)(25)
		First lien senior secured loan ($25,935 par due 9/2018)	6.25% (Libor + 5.25%/Q)	9/12/2013	25,935	25,935	(2)(25)

					27,425	27,425

					251,821	254,516		5.19%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,852	(2)
		Common stock (25,000 units)		12/16/2011	25	808	(2)

					2,500	3,660

Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.25% (Base Rate + 5.00%/Q)	7/12/2012	2,000	2,000	(2)(25)
		First lien senior secured loan ($8,172 par due 7/2017)	7.25% (Libor + 6.00%/M)	7/12/2012	8,172	8,172	(2)(25)
		First lien senior secured loan ($30,609 par due 7/2017)	7.25% (Libor + 6.00%/M)	7/12/2012	30,609	30,609	(3)(25)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	2,031	(2)
		Common stock (20,000 shares)		7/12/2012	200	116	(2)

					42,781	42,928

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($5,000 par due 10/2016)	10.83%	12/28/2012	4,869	5,000	(2)
		First lien senior secured loan ($5,000 par due 6/2017)	10.83%	12/28/2012	4,853	5,000	(2)
		First lien senior secured loan ($4,833 par due 7/2016)	10.13%	12/28/2012	4,724	4,833	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	43	(2)

					14,446	14,876

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Service King Paint & Body, LLC	Collision repair site operators	First lien senior secured loan ($7,617 par due 8/2017)	4.00% (Libor + 3.00%/Q)	8/20/2012	7,617	7,617	(2)(25)
		First lien senior secured loan ($46,898 par due 8/2017)	6.00% (Libor + 5.00%/Q)	8/20/2012	46,898	46,898	(2)(16)(25)
		First lien senior secured loan ($6,398 par due 8/2017)	4.00% (Libor + 3.00%/Q)	8/20/2012	6,398	6,398	(2)(25)
		First lien senior secured loan ($72,135 par due 8/2017)	6.00% (Libor + 5.00%/Q)	8/20/2012	72,135	72,135	(2)(16)(25)
		First lien senior secured loan ($9,646 par due 8/2017)	4.00% (Libor + 3.00%/Q)	8/20/2012	9,646	9,646	(4)(25)
		First lien senior secured loan ($10,000 par due 8/2017)	6.00% (Libor + 5.00%/Q)	8/20/2012	10,000	10,000	(3)(16)(25)
		Membership interest		8/20/2012	5,000	6,948	(2)

					157,694	159,642

					217,421	221,106		4.51%

Retail
Fulton Holdings Corp.(12)	Airport restaurant operator	First lien senior secured loan ($43,000 par due 5/2018)	8.50%	5/10/2013	43,000	43,000	(2)(12)
		First lien senior secured loan ($40,000 par due 5/2018)	8.50%	5/28/2010	40,000	40,000	(3)(12)
		Common stock (19,672 shares)		5/28/2010	1,461	2,086	(2)

					84,461	85,086

Paper Source, Inc. and Pine Holdings, Inc.	Retailer of fine and artisanal papers, gifts, gift wrap, greeting cards and envelopes	First lien senior secured loan ($18,952 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	18,952	18,952	(2)(25)
		Class A common stock (36,364 shares)		9/23/2013	6,000	6,660	(2)

					24,952	25,612

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	First lien senior secured loan ($14,813 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,813	14,813	(4)(25)

					124,226	125,511		2.56%

Aerospace and Defense
Cadence Aerospace, LLC (fka PRV Aerospace, LLC)	Aerospace precision components manufacturer	First lien senior secured loan ($4,459 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,425	4,459	(4)(25)
		First lien senior secured loan ($65 par due 5/2018)	7.50% (Base Rate + 4.25%/Q)	5/15/2012	65	65	(4)(25)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(25)

					84,147	81,791

ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	First lien senior secured loan ($19,192 par due 7/2018)	8.00% (Libor + 6.50%/Q)	7/13/2012	18,885	19,192	(4)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	111	111	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,722	(2)

					2,402	1,833

					105,434	102,816		2.10%

Chemicals
Argotec, LLC	Thermoplastic polyurethane films	First lien senior secured revolving loan ($625 par due 5/2018)	7.00% (Base Rate + 3.75%/M)	5/31/2013	625	625	(2)(25)
		First lien senior secured loan ($5,788 par due 5/2019)	5.75% (Libor + 4.75%/M)	5/31/2013	5,788	5,788	(2)(25)
		First lien senior secured loan ($74 par due 5/2019)	7.00% (Base Rate + 3.75%/Q)	5/31/2013	74	74	(2)(25)

					6,487	6,487

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	First lien senior secured loan ($17,730 par due 5/2018)	6.75% (Libor + 5.50%/Q)	12/13/2013	18,256	18,262	(25)

K2 Pure Solutions Nocal, L.P.	Chemical producer	First lien senior secured revolving loan ($2,256 par due 8/2019)	8.13% (Libor + 7.13%/M)	8/19/2013	2,256	2,211	(2)(25)
		First lien senior secured loan ($41,500 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	41,500	40,670	(2)(25)
		First lien senior secured loan ($40,000 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	40,000	39,200	(3)(25)

					83,756	82,081

					108,499	106,830		2.18%

Transportation
Eberle Design, Inc.	Provider of intelligent transportation systems products in the traffic and rail industries	First lien senior secured loan ($30,500 par due 8/2018)	7.50% (Libor + 6.25%/Q)	8/26/2013	30,359	30,500	(2)(25)

PODS Funding Corp. II	Storage and warehousing	First lien senior secured loan ($35,897 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/19/2013	35,897	35,897	(25)

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					66,256	66,397		1.35%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	First lien senior secured revolving loan ($3,000 par due 4/2014)	8.50%	10/31/2012	3,000	3,000	(2)(23)
		First lien senior secured loan ($4,936 par due 11/2016)	9.60%	10/31/2012	4,936	5,030	(2)(23)
		First lien senior secured loan ($4,500 par due 9/2017)	9.60%	10/31/2012	4,500	4,500	(2)(23)

					12,436	12,530

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

Encompass Digital Media, Inc.	Provider of outsourced network origination and transmission services for media companies	First lien senior secured loan ($19,651 par due 8/2017)	6.75% (Libor + 5.50%/Q)	12/13/2013	20,233	20,241	(25)

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	First lien senior secured loan ($20,886 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	20,886	20,469	(2)(25)
		First lien senior secured loan ($9,701 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	9,701	9,507	(4)(25)
		Preferred stock (10,663 shares)		9/29/2006	1,066	2,282	(2)
		Common stock (15,393 shares)		9/29/2006	3	5	(2)

					31,656	32,263

					64,325	65,034		1.33%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($26,250 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	26,250	26,250	(2)
		Member interest (10.00% interest)		4/1/2010	594	7,257
		Option (25,000 units)		4/1/2010	25	25

					26,869	33,532

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,275 par due 12/2025)	8.75% (Libor + 7.50%/Q)	4/1/2010	664	1,500	(25)

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	5,305

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(2)(24)
		Senior subordinated loan ($2,092 par due 6/2017)		4/1/2010	—	—	(2)(24)
		Common equity interest		4/1/2010	—	—

					—	—

Hot Light Brands, Inc.(7)	Real estate holding company	First lien senior secured loan ($31,384 par due 2/2011)		4/1/2010	90	253	(2)(24)
		Common stock (93,500 shares)		4/1/2010	—	—	(2)

					90	253

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	5,532

					33,940	46,122		0.94%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing and development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—	(2)
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	638	(2)

					2,893	638

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC and Universal Lubricants, LLC(6)	Petroleum product manufacturer	Second lien senior secured loan ($10,093 par due 12/2014)		4/30/2012	9,519	7,260	(2)(24)
		Second lien senior secured loan ($42,812 par due 12/2014)		4/30/2012	40,097	30,795	(2)(24)
		Second lien senior secured loan ($4,994 par due 12/2014)		4/30/2012	4,668	3,592	(2)(24)
		Class A common units (151,236 units)		6/17/2011	1,512	—	(2)
		Class B-5 common units (599,200 units)		4/25/2008	5,472	—	(2)
		Class B-4 common units (50,000 units)		6/17/2011	500	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)

					61,768	41,647

					64,661	42,285		0.86%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($34,000 par due 3/2019)	7.25% (Libor + 6.00%/M)	10/11/2007	34,000	34,000	(2)(13)(25)

CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	2,913	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	1,556	(2)

					6,370	4,469

					40,370	38,469		0.78%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrants to purchase up to 378 shares		11/7/2007	—	6,833	(2)
		Warrants to purchase up to 200 shares		9/1/2010	—	3,615	(2)

					0	10,448

EUNetworks Group Limited(8)	Broadband bandwidth infrastructure provider	First lien senior secured loan ($20,567 par due 5/2019)	7.50% (Libor + 6.50%/Q)	12/13/2013	21,192	21,185	(25)

Quantance, Inc.	Designer of semiconductor products to the mobile wireless market	First lien senior secured loan ($3,500 par due 9/2016)	10.25%	8/23/2013	3,402	3,465	(2)
		Warrant to purchase up to 130,432 shares of Series D preferred stock		8/23/2013	74	74	(2)

					3,476	3,539

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	1,829

					26,497	37,001		0.75%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Environmental Services
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	First lien senior secured loan ($1,500 par due 10/2016)	9.26%	3/28/2013	1,439	1,500	(2)
		Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)

					1,439	1,506

RE Community Holdings II, Inc.and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	532	(2)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	27,898	(2)

					22,541	29,936		0.61%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior units (50,000 units)		10/5/2007	5,000	5,205

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($2,750 par due 6/2015)	17.50% PIK	2/6/2008	2,750	2,750	(2)
		Preferred stock (6,258 shares)		9/1/2006	2,567	2,260	(2)

					5,317	5,010

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	—	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	—

					11,297	10,215		0.21%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	3,103	(2)

					2,500	3,103		0.06%

					$7,537,403	$7,632,897		155.63%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2013 represented 156% of the Company's net assets or 94% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP, are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2013 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$3,361	$—	$—	$—	$—	$6,781
Apple & Eve, LLC and US Juice Partners, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$3,807
Campus Management Corp. and Campus Management Acquisition Corp	$—	$—	$—	$—	$—	$—	$—	$—	$(3,252)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$—	$6,626	$30,000	$6,177	$—	$128	$154	$—	$3,042
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$16,195	$—	$875	$395	$1,047	$10	$—	$615
The Dwyer Group	$—	$—	$—	$3,458	$—	$522	$—	$—	$4,166
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$1,682	$—	$—	$—	$6,121	$—	$—	$(2,667)
Insight Pharmaceuticals Corporation	$—	$—	$—	$2,623	$—	$—	$—	$—	$(2,114)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$176	$—	$142	$(78)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$(283)
Pillar Processing LLC and PHL Holding Co.	$—	$3,527	$—	$—	$—	$—	$—	$46	$(707)
Soteria Imaging Services, LLC	$—	$2,049	$—	$—	$—	$—	$—	$(1,448)	$1,208
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,584
UL Holding Co., LLC	$—	$295	$—	$3,037	$—	$—	$49	$15	$(13,225)
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2013 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AllBridge Financial, LLC	$—	$598	$—	$—	$—	$864	$—	$—	$2,503
AWTP, LLC	$—	$—	$10,333	$1,237	$—	$—	$269	$8,740	$(4,580)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(6)
Ciena Capital LLC	$—	$6,000	$—	$4,495	$—	$—	$—	$—	$(7,691)
Citipostal, Inc.	$4,000	$4,738	$—	$5,473	$—	$—	$(321)	$—	$(13,787)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$—	$—	$—	$—	$194	$—
HCI Equity, LLC	$—	$340	$—	$—	$—	$—	$—	$—	$227
HCP Acquisition Holdings, LLC	$6,696	$—	$3,559	$—	$—	$—	$—	$(809)	$(3,137)
Hot Light Brands, Inc.	$—	$1,573	$—	$—	$—	$—	$—	$—	$698
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$72,407	$—	$—	$(13,904)
MVL Group, Inc.	$—	$5,176	$—	$11	$—	$—	$—	$—	$1,525
Orion Foods, LLC	$2,700	$6,712	$—	$4,285	$—	$—	$808	$—	$7,669
Senior Secured Loan Fund LLC*	$652,458	$145,153	$—	$224,867	$43,119	$—	$23,491	$7,082	$421
The Thymes, LLC	$—	$—	$—	$—	$—	$410	$—	$—	$3,460

  *
  Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company co invests through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(8)
Non U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a 7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a 7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a 7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a 7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non qualifying assets" should the Staff ultimately disagree with the Company's position.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi annually (S), quarterly (Q), bi monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 6.00% on $12 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $17 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.25% on $60 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $18 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $97 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $55 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $27 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.75% on $25 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(20)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $23 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(21)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 0.75% on $45 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(22)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.75% on $36 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(23)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(24)
Loan was on non accrual status as of December 31, 2013.

(25)
Loan includes interest rate floor feature.

(26)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(27)
As of December 31, 2013, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(28)
As of December 31, 2013, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(29)
As of December 31, 2013, no amounts were funded by the Company under this letter of credit facility; however, there were letters of credit issued and outstanding through a financial intermediary under the letter of credit facility. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

For the Three Months Ended March 31, 2014

(in thousands, except per share data)

(unaudited)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
	Common Stock			Accumulated Overdistributed Net Investment Income		Net Unrealized Gain on Investments and Foreign Currency Transactions
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2013	297,971	$298	$4,982,477	$(8,785)	$(165,040)	$95,494	$4,904,444
Shares issued in connection with dividend reinvestment plan	299	—	5,257	—	—	—	5,257
Net increase in stockholders' equity resulting from operations	—	—	—	112,336	12,045	(7,389)	116,992
Dividends declared and payable ($0.43 per share)	—	—	—	(128,127)	—	—	(128,127)

Balance at March 31, 2014	298,270	$298	$4,987,734	$(24,576)	$(152,995)	$88,105	$4,898,566

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the three months ended
	March 31, 2014	March 31, 2013
	(unaudited)	(unaudited)
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$116,992	$80,342
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized losses on extinguishment of debt	72	—
Net realized gains on investments and foreign currency transactions	(12,117)	(11,678)
Net unrealized losses on investments and foreign currency transactions	7,389	30,433
Net accretion of discount on investments	(339)	(1,566)
Increase in payment-in-kind interest and dividends	(2,900)	(6,110)
Collections of payment-in-kind interest and dividends	1,611	1,198
Amortization of debt issuance costs	3,948	3,497
Accretion of discount on notes payable	3,718	3,256
Depreciation	210	205
Proceeds from sales and repayments of investments	790,066	237,033
Purchases of investments	(828,092)	(351,275)
Changes in operating assets and liabilities:
Interest receivable	(17,267)	(6,993)
Other assets	(674)	(7,706)
Management and incentive fees payable	(16,359)	(18,985)
Accounts payable and other liabilities	8,614	(3,916)
Interest and facility fees payable	(1,445)	(2,627)

Net cash provided by (used in) operating activities	53,427	(54,892)

FINANCING ACTIVITIES:
Borrowings on debt	254,050	397,000
Repayments and repurchases of debt	(185,424)	(417,000)
Debt issuance costs	(2,319)	(1,609)
Dividends paid	(122,724)	(90,091)

Net cash used in financing activities	(56,417)	(111,700)

CHANGE IN CASH AND CASH EQUIVALENTS	(2,990)	(166,592)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	149,629	269,043

CASH AND CASH EQUIVALENTS, END OF PERIOD	$146,639	$102,451

Supplemental Information:
Interest paid during the period	$45,224	$32,997
Taxes, including excise tax, paid during the period	$12,880	$10,329
Dividends declared and payable for the period	$128,127	$94,488

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of March 31, 2014
(unaudited)
(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company, or a "RIC", under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a wholly owned subsidiary of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a wholly owned subsidiary of Ares Management, provides the administrative services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles or ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

        Interim financial statements are prepared in accordance with United States generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2014.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms who review a minimum of 50% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Accounting for Derivative Instruments

        The Company does not utilize hedge accounting and instead marks its derivatives to market in the consolidated statement of operations.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, meet certain source-of- income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a significant enough discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives a fee from the Company consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the incentive fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any incentive fee otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        The Capital Gains Fee payable to the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the three months ended March 31, 2014 was $0. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $64,447 as of March 31, 2014 that is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2014, the Company has paid Capital Gains Fees since inception totaling $33,411, of which $17,425 was paid in the first quarter of 2014. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the three months ended March 31, 2014, base management fees were $30,084, incentive fees related to pre-incentive fee net investment income were $28,318 and accrued incentive fees related to capital gains calculated in accordance with GAAP were $935. As of March 31, 2014, $122,849 was included in "management and incentive fees payable" in the accompanying consolidated balance sheet, of which $58,402 was currently payable to the Company's investment adviser under the investment advisory and management agreement.

        For the three months ended March 31, 2013, base management fees were $23,218, incentive fees related to pre-incentive fee net investment income were $23,836, and the reduction of incentive fees related to capital gains calculated in accordance with GAAP was $3,751.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, investor relations and technology being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Company's administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the three months ended March 31, 2014 and 2013, the Company incurred $3,743 and $2,592, respectively, in administrative fees. As of March 31, 2014, $3,743 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of March 31, 2014 and December 31, 2013, investments consisted of the following:

	As of
	March 31, 2014		December 31, 2013
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$3,548,296	$3,521,722	$3,405,597	$3,377,608
Second lien senior secured loans	1,223,409	1,197,169	1,335,761	1,319,191
Subordinated certificates of the SSLP(2)	1,814,766	1,841,987	1,745,192	1,771,369
Senior subordinated debt	429,304	388,018	364,094	323,171
Preferred equity securities	231,413	236,765	226,044	229,006
Other equity securities	457,332	603,073	453,732	600,214
Commercial real estate	6,954	10,862	6,983	12,338

Total	$7,711,474	$7,799,596	$7,537,403	$7,632,897

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with GE Global Sponsor Finance LLC and General Electric Capital Corporation to fund first lien senior secured loans to 46 and 47 different borrowers as of March 31, 2014 and December 31, 2013, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value as of March 31, 2014 and December 31, 2013 were as follows:

	As of
	March 31, 2014	December 31, 2013
Industry
Investment Funds and Vehicles(1)	24.0%	23.7%
Healthcare Services	14.9	15.4
Business Services	8.8	9.2
Other Services	8.6	7.5
Education	6.6	6.7
Energy	5.4	5.4
Financial Services	4.8	5.1
Consumer Products	4.7	3.5
Restaurants and Food Services	4.0	5.2
Manufacturing	3.6	3.3
Containers and Packaging	3.3	3.3
Automotive Services	2.9	2.9
Retail	1.6	1.6
Chemicals	1.4	1.4
Aerospace and Defense	1.3	1.4
Other	4.1	4.4

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which had made first lien senior secured loans to 46 and 47 different borrowers as of March 31, 2014 and December 31, 2013, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of
	March 31, 2014	December 31, 2013
Geographic Region
West(1)	52.0%	50.0%
Midwest	16.5	15.8
Southeast	13.7	13.6
Mid Atlantic	13.6	15.9
International	2.0	3.7
Northeast	2.2	1.0

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 23.6% and 23.2% of the total investment portfolio at fair value as of March 31, 2014 and December 31, 2013, respectively.

        As of March 31, 2014, 3.2% of total investments at amortized cost (or 1.9% of total investments at fair value) were on non-accrual status. As of December 31, 2013, 3.1% of total investments at amortized cost (or 2.1% of total investments at fair value) were on non-accrual status.

  Senior Secured Loan Program

        The Company co-invests in first lien senior secured loans of middle market companies with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE") through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program") or the "SSLP". The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company provides capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        As of March 31, 2014 and December 31, 2013, GE and the Company had agreed to make $11.0 billion of capital available to the SSLP, of which approximately $8.8 billion and $8.7 billion in aggregate principal amount, respectively, was funded. As of March 31, 2014 and December 31, 2013, the Company had agreed to make available to the SSLP approximately $2.3 billion, of which approximately $1.8 billion and $1.7 billion in aggregate principal amount, respectively, was funded. Investment of any unfunded amount must be approved by the investment committee of the SSLP described above.

        As of March 31, 2014 and December 31, 2013, the SSLP had total assets of $8.9 billion and $8.7 billion, respectively. As of March 31, 2014 and December 31, 2013, GE's investment in the SSLP consisted of senior notes of $6.8 billion and $6.7 billion, respectively, and SSLP Certificates of $259.3 million and $249.3 million, respectively. The SSLP Certificates are junior in right of payment to the senior notes held by GE. As of March 31, 2014 and December 31, 2013, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        The SSLP's portfolio consisted of first lien senior secured loans to 46 and 47 different borrowers as of March 31, 2014 and December 31, 2013, respectively. As of March 31, 2014 and December 31, 2013, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of March 31, 2014 and December 31, 2013, one loan was on non-accrual status, representing 1.0% and 1.0%, respectively, of the total loans at principal amount in the SSLP. As of March 31, 2014 and December 31, 2013, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $348.8 million and $321.7 million, respectively, and the five largest loans to borrowers in the SSLP totaled $1.5 billion as of the end of both such periods. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio. Additionally, as of March 31, 2014 and December 31, 2013, the SSLP had commitments to fund various delayed draw investments to certain of its portfolio companies of $282.2 million and $510.4 million, respectively, which had been approved by the SSLP investment committee. As of March 31, 2014 and December 31, 2013, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitments to fund such delayed draw investments of up to $49.2 million and $85.1 million, respectively.

        The amortized cost and fair value of the SSLP Certificates held by the Company were $1.8 billion and $1.8 billion, respectively, as of March 31, 2014 and $1.7 billion and $1.8 billion, respectively, as of December 31, 2013. The SSLP Certificates pay a weighted average coupon of approximately LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the contractual coupon. The Company's yield on its investment in the SSLP at fair value was 14.3% and 14.8% as of March 31, 2014 and December 31, 2013, respectively. For the three months ended March 31, 2014 and 2013, the Company earned interest income of $67.7 million and $48.6 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP. For the three months ended March 31, 2014 and 2013, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $12.5 million and $7.9 million, respectively.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company and previously made investments in certain vehicles managed by IHAM. As of March 31, 2014, IHAM had assets under management ("IHAM AUM")(1) of approximately $2.8 billion and managed 13 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of March 31, 2014 and December 31, 2013, IHAM had total investments of $205 million and $170 million, respectively. For the three months ended March 31, 2014 and 2013, IHAM had management fee income of $7 million and $5 million, respectively, and other investment-related income of $6 million and $12 million, respectively.

        The amortized cost and fair value of the Company's investment in IHAM was $171.0 million and $264.9 million, respectively, as of March 31, 2014, and $171.0 million and $280.4 million, respectively, as of December 31, 2013. For the three months ended March 31, 2014 and 2013, the Company received distributions consisting entirely of dividend income from IHAM of $20.0 million and $27.4 million, respectively. The dividend income for the three months ended March 31, 2014 and March 31, 2013 included additional dividends of $10.0 million and $17.4 million, respectively, in addition to the quarterly dividend generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the three months ended March 31, 2014 and 2013, neither IHAM nor any of the IHAM Vehicles purchased any investments from the Company. The Company purchased investments from certain of the IHAM Vehicles totaling $10.4 million and $91.5 million during the three months ended March 31, 2014 and 2013, respectively.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment

(1)
IHAM AUM refers to the assets of the vehicles managed, sub-managed and sub-serviced by IHAM. It includes drawn and undrawn amounts, including certain amounts that are subject to regulatory leverage restrictions and/or borrowing base restrictions. IHAM AUM amounts are as of March 31, 2014 and are unaudited. Certain amounts are preliminary and remain subject to change, and differences may arise due to rounding.

Company Act, is at least 200% after such borrowing. As of March 31, 2014 the Company's asset coverage was 260%.

        The Company's outstanding debt as of March 31, 2014 and December 31, 2013 were as follows:

	As of
	March 31, 2014					December 31, 2013
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$1,170,000	(2)	$—	$—		$1,060,000	$—	$—
Revolving Funding Facility	620,000	(3)	100,000	100,000		620,000	185,000	185,000
SMBC Funding Facility	400,000		—	—		400,000	—	—
February 2016 Convertible Notes	575,000		575,000	558,534	(4)	575,000	575,000	556,456	(4)
June 2016 Convertible Notes	230,000		230,000	222,577	(4)	230,000	230,000	221,788	(4)
2017 Convertible Notes	162,500		162,500	159,455	(4)	162,500	162,500	159,220	(4)
2018 Convertible Notes	270,000		270,000	264,424	(4)	270,000	270,000	264,097	(4)
2019 Convertible Notes	300,000		300,000	295,488	(4)	300,000	300,000	295,279	(4)
2018 Notes	750,000		750,000	750,825	(5)	600,000	600,000	596,756	(5)
February 2022 Notes	143,750		143,750	143,750		143,750	143,750	143,750
October 2022 Notes	182,500		182,500	182,500		182,500	182,500	182,500
2040 Notes	200,000		200,000	200,000		200,000	200,000	200,000
2047 Notes	229,557		229,557	181,140	(6)	230,000	230,000	181,429	(6)

Total	$5,233,307		$3,143,307	$3,058,693		$4,973,750	$3,078,750	$2,986,275

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,755,000.

(3)
Provides for a feature that allows the Company and Ares Capital CP, under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865,000.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Unsecured Notes. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $16,466, $7,423, $3,045, $5,576 and $4,512, respectively, as of March 31, 2014. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $18,544, $8,212, $3,280, $5,903 and $4,721 respectively, as of December 31, 2013.

(5)
As of March 31, 2014, represents the aggregate principal amount outstanding plus the net unamortized premium of $825 that was initially recorded upon the issuances of the 2018 Notes. As of December 31, 2013, represents the aggregate principal amount less the unaccreted discount of $3,244 initially recognized on the first issuance of the 2018 Notes.

(6)
Represents the aggregate principal amount outstanding less the unaccreted purchased discount discount initially recorded as a part of the Allied Acquisition (as defined below). The total unaccreted purchased discount for the 2047 Notes was $48,417 and $48,571 as of March 31, 2014 and December 31, 2013, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of March 31, 2014 were 5.4% and 7.6 years, respectively, and as of December 31, 2013 were 5.3% and 7.9 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows the Company to borrow up to $1,170,000 at any one time outstanding. The end of the revolving period and the stated maturity date for the Revolving Credit Facility are May 4, 2018 and May 4, 2019, respectively. The Revolving Credit Facility also includes a feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,755,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of March 31, 2014, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of March 31, 2014 and December 31, 2013, there were no amounts outstanding under the Revolving Credit Facility. The Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $200,000. As of March 31, 2014 and December 31, 2013, the Company had $26,801 and $47,898, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of March 31, 2014, there was $1,143,199 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        Since May 2, 2013, subject to certain exceptions, the interest rate charged on the Revolving Credit Facility is based on LIBOR plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.00%. From May 5, 2012 through May 1, 2013, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of 2.25% or a "base rate" plus an applicable spread of 1.25%. As of March 31, 2014, the one, two, three and six month LIBOR was 0.15%, 0.19%, 0.23% and 0.33%, respectively. As of December 31, 2013, the one, two, three and six month LIBOR was 0.17%, 0.21%, 0.25% and 0.35%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. Since May 2, 2013, the Company is also required to pay a letter of credit fee of 2.25% per annum on letters of credit issued. From May 5, 2012 through May 1, 2013, the letter of credit fee was 2.50%.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility and those held by ACJB under the SMBC Funding Facility, each as discussed below, and certain other investments.

        For the three months ended March 31, 2014 and 2013, the components of interest and credit facility fees expense for the Revolving Credit Facility were as follows:

	For the three months ended March 31,
	2014	2013
Facility fees	$1,184	$1,090
Amortization of debt issuance costs	672	805

Total interest and credit facility fees expense	$1,856	$1,895

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $620,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are April 18, 2015 and April 18, 2017, respectively. The Revolving Funding Facility also includes a feature that allows, under certain circumstances, for an increase in the Revolving Funding Facility to a maximum of $865,000.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of March 31, 2014, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of March 31, 2014 and December 31, 2013, there was $100,000 and $185,000 outstanding, respectively, under the Revolving Funding Facility. Since January 25, 2013, the interest charged on the Revolving Funding Facility is based on applicable spreads ranging from 2.25% to 2.50% over LIBOR and ranging from 1.25% to 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. From January 18, 2012 through January 24, 2013, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of 2.50% or on a "base rate" plus an applicable spread of 1.50%. As of March 31, 2014 and December 31, 2013, the interest rate in effect was based on one month LIBOR, which was 0.15% and 0.17%, respectively. Ares Capital CP is also required to pay a commitment fee of between 0.50% and 1.75% per annum depending on the size of the unused portion of the Revolving Funding Facility.

        For the three months ended March 31, 2014 and 2013, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the three months ended March 31,
	2014	2013
Stated interest expense	$173	$474
Facility fees	1,812	1,607
Amortization of debt issuance costs	507	503

Total interest and credit facility fees expense	$2,492	$2,584

Cash paid for interest expense	$1,523	$2,146
Average stated interest rate	2.41%	2.51%
Average outstanding balance	$28,667	$75,467

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which allows ACJB to borrow up to $400,000 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2016 and September 14, 2021, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of March 31, 2014, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of March 31, 2014 and December 31, 2013, there were no amounts outstanding under the SMBC Funding Facility. Since December 19, 2013, subject to certain exceptions, the interest rate charged on the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.00%. Prior to and including December 19, 2013, subject to certain exceptions, the interest rate charged on the SMBC Funding Facility was based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. As of March 31, 2014 and December 31, 2013, one-month LIBOR was 0.15% and 0.17%, respectively. ACJB was not required to pay a commitment fee until September 15, 2013 and through December 19, 2013, at which time ACJB was required to pay a commitment fee of up to 0.50% per annum depending on the size of the unused portion of the SMBC Funding Facility. From December 20, 2013 through March 14, 2014, ACJB was required to pay a commitment fee of up to 0.75% per annum depending on the size of the unused portion of the SMBC Funding Facility. After March 14, 2014, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the three months ended March 31, 2014 and 2013, the components of interest and credit facility fees expense for the SMBC Funding Facility were as follows:

	For the three months ended March 31,
	2014	2013
Facility fees	$368	$—
Amortization of debt issuance costs	280	235

Total interest and credit facility fees expense	$648	$235

Cash paid for interest expense	$—	$15

  Convertible Unsecured Notes

        In January 2011, the Company issued $575,000 aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, the Company issued $230,000 aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2012, the Company issued $162,500 aggregate principal amount of unsecured convertible senior notes that mature on March 15, 2017 (the "2017 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In the fourth quarter of 2012, the Company issued $270,000 aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2018 (the "2018 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In July 2013, the Company issued $300,000 aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes, the "Convertible Unsecured Notes"), unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 5.750%, 5.125%, 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of March 31, 2014) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of March 31, 2014 are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91	$17.53
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.62	$18.53	$19.05	$19.70	$20.05
Conversion rate (shares per one thousand dollar principal amount)(1)	53.6914	53.9565	52.5068	50.7591	49.8854
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of March 31, 2014, taking into account certain de minimis adjustments that will be made on the conversion date.

        As of March 31, 2014, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of March 31, 2014, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with Accounting Standards Codification ("ASC") 470-20. Upon conversion of any of the Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Debt and equity component percentages, respectively(1)	93.0% and 7.0%	93.0% and 7.0%	97.0% and 3.0%	98.0% and 2.0%	99.8% and 0.2%
Debt issuance costs(1)	$15,778	$5,913	$4,813	$5,712	$4,475
Equity issuance costs(1)	$1,188	$445	$149	$116	$9
Equity component, net of issuance costs(2)	$39,062	$15,654	$4,724	$5,243	$582

(1)
At time of issuance.

(2)
At time of issuance and as of March 31, 2014.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were each issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of March 31, 2014, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Principal amount of debt	$575,000	$230,000	$162,500	$270,000	$300,000
Original issue discount, net of accretion	(16,466)	(7,423)	(3,045)	(5,576)	(4,512)

Carrying value of debt	$558,534	$222,577	$159,455	$264,424	$295,488

Stated interest rate	5.750%	5.125%	4.875%	4.750%	4.375%
Effective interest rate(1)	7.2%	6.5%	5.5%	5.2%	4.7%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        For the three months ended March 31, 2014 and 2013, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes were as follows:

	For the three months ended March 31,
	2014	2013
Stated interest expense	$19,680	$16,399
Accretion of original issue discount	3,638	3,200
Amortization of debt issuance costs	1,761	1,605

Total interest expense	$25,079	$21,204

Cash paid for interest expense	$33,357	$20,492

  Unsecured Notes

  2018 Notes

        In November 2013, the Company issued $600,000 aggregate principal amount of senior unsecured notes that mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes bear interest at a rate of 4.875% per year, payable semi- annually and all principal is due upon maturity. The 2018 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, as determined in the indenture governing the 2018 Notes, and any accrued and unpaid interest. The 2018 Notes were issued at a discount at the time of issuance totaling $3,312. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount. Total proceeds from the issuance of the 2018 Notes, net of the original issue discount, underwriting discounts and offering costs, were $586,014.

        In January 2014, the Company issued an additional $150,000 aggregate principal amount of the 2018 Notes at a premium of 102.7% of their principal amount (the "Additional 2018 Notes"). The original issue premium recognized upon issuance of the Additional 2018 Notes totaled $4,050. Total proceeds from the issuance of the Additional 2018 Notes, net of underwriting discounts and offering costs, were approximately $151,900.

  February 2022 Notes

        In February 2012, the Company issued $143,750 aggregate principal amount of senior unsecured notes that mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes bear interest at a rate of 7.00% per year, payable quarterly and all principal is due upon maturity. The February 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after February 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the February 2022 Notes, net of underwriting discounts and offering costs, were $138,338.

  October 2022 Notes

        In September 2012 and October 2012, the Company issued $182,500 aggregate principal amount of senior unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the October 2022 Notes, net of underwriting discounts and offering costs, were $176,054.

  2040 Notes

        In October 2010, the Company issued $200,000 aggregate principal amount of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes bear interest at a rate of 7.75% per year, payable quarterly and all principal is due upon maturity. The 2040 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the 2040 Notes, net of underwriting discounts and offering costs, were $192,664.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230,000 aggregate principal amount of senior unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the February 2022 Notes, the October 2022 Notes and the 2040 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. During the three months ended March 31, 2014, the Company purchased $443 aggregate principal amount of the 2047 Notes and as a result of these transactions, the Company recognized a realized loss of $72. As of March 31, 2014 and December 31, 2013, the outstanding principal was $229,557 and $230,000, respectively, and the carrying value was $181,140 and $181,429, respectively. The carrying value represents the principal amount of the 2047 Notes less the unaccreted purchased discount initially recorded as a part of the Allied Acquisition.

        For the three months ended March 31, 2014 and 2013, the components of interest expense and cash paid for interest expense for the Unsecured Notes were as follows:

	For the three months ended March 31,
	2014	2013
Stated interest expense	$21,610	$13,024
Net accretion of original issue discount/premium	80	56
Amortization of debt issuance costs	728	349

Total interest expense	$22,418	$13,429

Cash paid for interest expense	$10,344	$10,344

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of March 31, 2014, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's senior unsecured obligations and rank senior in right of payment to its existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        The Company may enter into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. Forward contracts are considered undesignated derivative instruments.

        Certain information related to the Company's derivative financial instruments is presented below as of March 31, 2014:

	As of March 31, 2014
Description	Notional Amount	Maturity Date	Fair Value	Balance Sheet Location
Foreign currency forward contract	CAD45,000	6/30/2014	$19	Accounts payable and other liabilities
Foreign currency forward contract	€15,000	6/30/2014	19	Accounts payable and other liabilities

Total			$38

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below.

        As of March 31, 2014 and December 31, 2013, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of
	March 31, 2014	December 31, 2013
Total revolving and delayed draw commitments	$762,444	$834,444
Less: funded commitments	(82,765)	(87,073)

Total unfunded commitments	679,679	747,371
Less: commitments substantially at discretion of the Company	(6,000)	(16,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(1,660)	(1,660)

Total net adjusted unfunded revolving and delayed draw commitments	$672,019	$729,711

        Included within the total revolving and delayed draw commitments as of March 31, 2014 were commitments to issue up to $41,875 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2014, the Company had $16,952 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. In addition to these letters of credit included as a part of the total revolving and delayed draw commitments to portfolio companies, as of March 31, 2014 the Company also had $5,284 of letters of credit issued and outstanding on behalf of other portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit $16,003 expire in 2014 and $6,233 expire in 2015.

        The Company also has commitments to co-invest in the SSLP for the Company's portion of the SSLP's commitments to fund delayed draw investments to certain portfolio companies of the SSLP. See Note 4 for more information.

        As of March 31, 2014 and December 31, 2013, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
	March 31, 2014	December 31, 2013
Total private equity commitments	$59,500	$59,500
Less: funded private equity commitments	(12,096)	(11,891)

Total unfunded private equity commitments	47,404	47,609
Less: private equity commitments substantially at discretion of the Company	(43,206)	(43,206)

Total net adjusted unfunded private equity commitments	$4,198	$4,403

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

        As of March 31, 2014, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which the Company succeeded to as a result of the Allied Acquisition) whereby the Company must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of March 31, 2014, there are no known issues or claims with respect to this performance guaranty.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as discussed below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the energy industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in collateralized loan obligations and the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of March 31, 2014 and December 31, 2013.

The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of March 31, 2014
			Unobservable Input
Asset Category	Fair Value	Valuation Techniques	Unobservable Input	Estimated Range	Weighted Average
First lien senior secured loans	$3,521,722	Yield analysis	Market yield	4.0% - 19.0%	8.4%
Second lien senior secured loans	1,197,169	Yield analysis	Market yield	6.1% - 17.5%	9.6%
Subordinated Certificates of the SSLP	1,841,987	Discounted cash flow	Discount rate	10.0% - 13.0%	11.5%
Senior subordinated debt	388,018	Yield analysis	Market yield	8.3% - 17.5%	10.8%
Preferred equity securities	236,765	EV market multiple analysis	EBITDA multiple	4.5x - 16.8x	8.6x
Other equity securities and other	613,935	EV market multiple analysis	EBITDA multiple	4.5x - 14.5x	8.8x

Total	$7,799,596

	As of December 31, 2013
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
First lien senior secured loans	$3,377,608	Yield analysis	Market yield	4.0% - 19.0%	8.4%
Second lien senior secured loans	1,319,191	Yield analysis	Market yield	6.1% - 25.3%	10.3%
Subordinated certificates of the SSLP	1,771,369	Discounted cash flow	Discount rate	10.5% - 13.5%	12.3%
Senior subordinated debt	323,171	Yield analysis	Market yield	9.0% - 17.5%	11.4%
Preferred equity securities	229,006	EV market multiple analysis	EBITDA multiple	4.5x - 11.6x	8.3x
Other equity securities and other	612,552	EV market multiple analysis	EBITDA multiple	4.5x - 14.8x	8.6x

Total	$7,632,897

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of March 31, 2014:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$146,639	$146,639	$—	$—
Investments	$7,799,596	$654	$—	$7,798,942
Derivatives	$(38)	$—	$(38)	$—

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2013:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$149,629	$149,629	$—	$—
Investments	$7,632,897	$—	$—	$7,632,897

        The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2014:

As of and for the three months ended March 31, 2014
Balance as of December 31, 2013	$7,632,897
Net realized gains	11,954
Net unrealized losses	(8,028)
Purchases	828,761
Sales	(182,737)
Redemptions	(487,144)
Payment-in-kind interest and dividends	2,900
Net accretion of discount on securities	339
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2014	$7,798,942

        As of March 31, 2014, the net unrealized appreciation on the investments that use Level 3 inputs was $87,468.

        For the three months ended March 31, 2014, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of March 31, 2014, and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $(3,718).

        The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2013:

As of and for the three months ended March 31, 2013
Balance as of December 31, 2012	$5,914,657
Net realized gains	3,116
Net unrealized losses	(21,967)
Purchases	355,135
Sales	(45,600)
Redemptions	(182,558)
Payment-in-kind interest and dividends	6,110
Net accretion of discount on securities	1,566
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2013	$6,030,459

        As of March 31, 2013, the net unrealized appreciation on the investments that use Level 3 inputs was $70,671.

        For the three months ended March 31, 2013, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of March 31, 2013, and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $(21,886).

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        Following are the carrying and fair values of the Company's debt obligations as of March 31, 2014 and December 31, 2013. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of
	March 31, 2014			December 31, 2013
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$—		$—	$—		$—
Revolving Funding Facility	100,000		100,000	185,000		185,000
SMBC Funding Facility	—		—	—		—
February 2016 Convertible Notes (principal amount outstanding of $575,000)	558,534	(2)	627,595	556,456	(2)	620,960
June 2016 Convertible Notes (principal amount outstanding of $230,000)	222,577	(2)	248,618	221,788	(2)	246,810
2017 Convertible Notes (principal amount outstanding of $162,500)	159,455	(2)	175,074	159,220	(2)	172,289
2018 Convertible Notes (principal amount outstanding of $270,000)	264,424	(2)	291,811	264,096	(2)	284,702
2019 Convertible Notes (principal amount outstanding of $300,000)	295,488	(2)	319,434	295,279	(2)	311,169
2018 Notes (principal amount outstanding of $750,000 and $600,000, respectively)	750,825	(3)	777,300	596,757	(3)	619,782
February 2022 Notes (principal amount outstanding of $143,750)	143,750		150,917	143,750		149,364
October 2022 Notes (principal amount outstanding of $182,500)	182,500		182,375	182,500		181,770
2040 Notes (principal amount outstanding of $200,000)	200,000		204,808	200,000		199,208
2047 Notes (principal amount outstanding of $229,557 and $230,000, respectively)	181,140	(4)	224,755	181,429	(4)	206,606

	$3,058,693	(5)	$3,302,687	$2,986,275	(5)	$3,177,660

(1)
Except for the Convertible Unsecured Notes, the 2018 Notes and the 2047 Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less the unaccreted discount initially recorded upon issuance of each respective series of the Convertible Unsecured Notes.

(3)
As of March 31, 2014, represents the aggregate principal amount outstanding plus the net unamortized premium that was initially recorded upon the issuances of the 2018 Notes. As of December 31, 2013, represents the aggregate principal amount outstanding of the 2018 Notes less the unaccreted discount initially recognized on the first issuance of the 2018 Notes.

(4)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(5)
Total principal amount of debt outstanding totaled $3,143,307 and $3,078,750 as of March 31, 2014 and December 31, 2013, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of March 31, 2014 and December 31, 2013:

	As of
Fair Value Measurements Using	March 31, 2014	December 31, 2013
Level 1	$762,855	$736,948
Level 2	2,539,832	2,440,712

Total	$3,302,687	$3,177,660

9.     STOCKHOLDERS' EQUITY

        There were no sales of the Company's equity securities for the three months ended March 31, 2014 and 2013.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the three months ended March 31, 2014 and 2013:

	For the three months ended March 31,
	2014	2013
Net increase in stockholders' equity resulting from operations available to common stockholders:	$116,992	$80,342
Weighted average shares of common stock outstanding—basic and diluted	297,972	248,658
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.39	$0.32

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the three months ended March 31, 2014 and 2013 was each less than the conversion price for each of the Convertible Unsecured Notes outstanding as of March 31, 2014 and 2013, respectively. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes have no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared and payable for the three months ended March 31, 2014 and 2013:

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount
November 5, 2013	March 14, 2014	March 28, 2014	$0.05	(1)	$14,899
February 26, 2014	March 14, 2014	March 31, 2014	0.38		113,228

Total declared and payable for the three months ended March 31, 2014			$0.43		$128,127

February 27, 2013	March 15, 2013	March 29, 2013	$0.38		$94,488

Total declared and payable for the three months ended March 31, 2013			$0.38		$94,488

(1)
Represents an additional dividend.

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. Prior to the amendment, if the Company issued new shares to implement the dividend reinvestment plan, the issue price was equal to the closing price of its common stock on the dividend record date. As a result of the amendment, when the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the three months ended March 31, 2014 and 2013, was as follows:

	For the three months ended March 31,
	2014	2013
Shares issued	299	243
Average price per share	$17.61	$18.10

12.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the three months ended March 31, 2014 and 2013, the Company's investment adviser or its affiliates incurred such expenses totaling $1,449 and $1,215, respectively. As of March 31, 2014, $3,021 was unpaid and such payable is included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company has also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM sublease a portion of these leases. For the three months ended March 31, 2014 and 2013, amounts payable to the Company under these subleases totaled $698 and $418, respectively.

        Ares Management has also entered into separate subleases with the Company, pursuant to which the Company subleases certain office leases from Ares Management. For the three months ended March 31, 2014 and 2013, amounts payable to Ares Management under these subleases totaled $92 and $13, respectively.

        See Note 3 and 15 for descriptions of other related party transactions.

13.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the three months ended March 31, 2014 and 2013:

	For the Three Months Ended
Per Share Data:	March 31, 2014	March 31, 2013
Net asset value, beginning of period(1)	$16.46	$16.04
Net investment income for period(2)	0.38	0.40
Net realized and unrealized gains (losses) for period(2)	0.01	(0.08)

Net increase in stockholders' equity	0.39	0.32
Total distributions to stockholders	(0.43)	(0.38)

Net asset value at end of period(1)	$16.42	$15.98

Per share market value at end of period	$17.62	$18.10
Total return based on market value(3)	1.58%	5.60%
Total return based on net asset value(4)	2.37%	2.00%
Shares outstanding at end of period	298,270	248,896
Ratio/Supplemental Data:
Net assets at end of period	$4,898,566	$3,978,597
Ratio of operating expenses to average net assets(5)(6)	10.09%	9.33%
Ratio of net investment income to average net assets(5)(7)	9.29%	10.03%
Portfolio turnover rate(5)	35%	15%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
For the three months ended March 31, 2014, the total return based on market value equaled the decrease of the ending market value at March 31, 2014 of $17.62 per share from the ending market value at December 31, 2013 of $17.77 per share plus the declared and payable dividends of $0.43 per share for the three months ended March 31, 2014, divided by the market value at December 31, 2013. For the three months ended March 31, 2013, the total return based on market value equaled the increase of the ending market value at March 31, 2013 of $18.10 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2013, divided by the market value at December 31, 2012. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the three months ended March 31, 2014, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.43 per share for the three months ended March 31, 2014, divided by the beginning net asset value at January 1, 2014. For the three months ended March 31, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2013, divided by the beginning net asset value at January 1, 2013. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the three months ended March 31, 2014, the ratio of operating expenses to average net assets consisted of 2.49% of base management fees, 2.42% of incentive fees, 4.34% of the cost of borrowing and 0.84% of other operating expenses. For the three months ended March 31, 2013, the ratio of operating expenses to average net assets consisted of 2.35% of base management fees, 2.03% of incentive fees, 3.99% of the cost of borrowing and 0.96% of other operating expenses. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

14.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

        On May 20, 2013, the Company was named as one of several defendants in an action filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014 the action was transferred to the United States District Court for the District of Delaware pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. The complaint in the action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states the Company's individual share is approximately $117 million, and (2) punitive damages. The Company is currently unable to assess with any certainty whether it may have any exposure in this action. The Company believes the claims are without merit and intends to vigorously defend itself in this action.

15.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the three months ended March 31, 2014, except as disclosed below.

        In May 2014, the Company entered into an office sublease with Ares Management pursuant to which the Company subleases approximately 74% of certain office space in Dallas, Texas for a rent equal to 74% of the base annual rent payable by Ares Management under the office lease, plus certain additional costs and expenses.

        In May 2014, the Company and Ares Capital CP entered into an amendment to the Revolving Funding Facility. The amendment, among other things, (1) extended the reinvestment period from April 18, 2015 to May 14, 2017, (2) extended the stated maturity date from April 18, 2017 to May 14, 2019 and (3) reduced the range of commitment fees paid depending on the size of the unused portion of the Revolving Funding Facility from between 0.50% and 1.75% per annum to 0.50% and 1.50% per annum. Commitments under the amended Revolving Funding Facility were reduced from the pre-amendment commitments of $620 million to $540 million.

        In May 2014, the Company increased total commitments under the Revolving Credit Facility by $80 million from $1,170 million to $1,250 million.

PART C

Other information

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

(1)
Financial Statements

              The following statements of Ares Capital Corporation (the "Company" or the "Registrant") are included in Part B of this Registration Statement:

(2)
Exhibits

(a)	Articles of Amendment and Restatement, as amended(1)
(b)	Second Amended and Restated Bylaws, as amended(2)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(3)
(d)(2)	Statement of Eligibility of Trustee on Form T-1(4)
(d)(3)	Form of Subscription Certificate(5)
(d)(4)	Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee(6)
(d)(5)	Form of Note under the Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee (contained in Exhibit (d)(4) to this Registration Statement)(6)
(d)(6)	Third Supplemental Indenture, dated as of March 28, 2007, between Allied Capital Corporation and The Bank of New York, as trustee(7)

(d)(7)	Form of 6.875% Notes due 2047(7)
(d)(8)	Fourth Supplemental Indenture, dated as of April 1, 2010, among Ares Capital Corporation, Allied Capital Corporation and The Bank of New York Mellon, as trustee(8)
(d)(9)	Indenture, dated as of October 21, 2010, between Ares Capital Corporation and U.S. Bank National Association, as trustee(9)
(d)(10)	First Supplemental Indenture, dated as of October 21, 2010, relating to the 7.75% Senior Notes due 2040, between Ares Capital Corporation and U.S. Bank National Association, as trustee(9)
(d)(11)	Form of 7.75% Senior Notes due 2040(9)
(d)(12)	Second Supplemental Indenture, dated as of February 2, 2012, relating to the 7.00% Senior Notes due 2022, between Ares Capital Corporation and U.S. Bank National Association, as trustee(10)
(d)(13)	Form of 7.00% Senior Notes due 2022(10)
(d)(14)	Third Supplemental Indenture, dated as of September 25, 2012, relating to the 5.875% Senior Notes due 2022, between Ares Capital Corporation and U.S. Bank National Association, as trustee(11)
(d)(15)	Form of 5.875% Senior Notes due 2022(11)
(d)(16)	Fourth Supplemental Indenture, dated as of November 19, 2013, relating to the 4.875% Senior Notes due 2018, between Ares Capital Corporation and U.S. Bank National Association, as trustee(12)
(d)(17)	Form of 4.875% Senior Notes due 2018(12)
(d)(18)	Indenture, dated as of January 25, 2011, between Ares Capital Corporation and U.S. Bank National Association, as trustee(13)
(d)(19)	Form of 5.75% Convertible Senior Notes due 2016(13)
(d)(20)	Indenture, dated as of March 28, 2011, between Ares Capital Corporation and U.S. Bank National Association, as trustee(14)
(d)(21)	Form of 5.125% Convertible Senior Notes due 2016(14)
(d)(22)	Indenture, dated as of March 14, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(15)
(d)(23)	Form of 4.875% Convertible Senior Notes due 2017(15)
(d)(24)	Indenture, dated as of October 10, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(16)
(d)(25)	Form of 4.75% Convertible Senior Notes due 2018(16)
(d)(26)	Indenture, dated as of July 19, 2013, between Ares Capital Corporation and U.S. Bank National Association, as trustee(17)
(d)(27)	Form of 4.375% Convertible Senior Notes due 2019(17)
(e)	Dividend Reinvestment Plan of Ares Capital Corporation(18)
(f)	Not Applicable

(g)	Restated Investment Advisory and Management Agreement, dated as of June 6, 2011, between Registrant and Ares Capital Management LLC(19)
(h)(1)	Form of Underwriting Agreement for Equity Securities(4)
(h)(2)	Form of Underwriting Agreement for Debt Securities(4)
(i)	Not Applicable
(j)	Amended and Restated Custodian Agreement, dated as of May 15, 2009, between Ares Capital Corporation and U.S. Bank National Association(20)
(k)(1)	Amended and Restated Administration Agreement, dated as of June 1, 2007, between Ares Capital Corporation and Ares Operations LLC(21)
(k)(2)	Trademark License Agreement between Ares Capital Corporation and Ares Management LLC(22)
(k)(3)	Form of Indemnification Agreement between Ares Capital Corporation and directors and certain officers(23)
(k)(4)	Form of Indemnification Agreement between Ares Capital Corporation and members of Ares Capital Management LLC investment committee(23)
(k)(5)	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(24)
(k)(6)	Amendment No. 1 to Amended and Restated Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(25)
(k)(7)	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(24)
(k)(8)	Amendment No. 1 to Second Tier Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(25)
(k)(9)
Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wachovia Bank, National Association, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(24)
(k)(10)
Amendment No. 1 to the Amended and Restated Sale and Servicing Agreement, dated as of May 6, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(26)
(k)(11)
Amendment No. 2 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(27)

(k)(12)	Amendment No. 3 to the Amended and Restated Sale and Servicing Agreement, dated as of October 13, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and as transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, U.S. Bank National Association, as trustee, collateral custodian and bank, and Wells Fargo Securities, LLC, as agent(28)
(k)(13)
Amendment No. 4 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(29)
(k)(14)
Amendment No. 5 to the Amended and Restated Sale and Servicing Agreement, dated as of June 7, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(25)
(k)(15)
Amendment No. 6 to the Loan and Servicing Agreement, dated as of January 25, 2013, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Securities, LLC, as agent, and Wells Fargo Bank, National Association, as swingline lender, and the other lenders party thereto(30)
(k)(16)
Omnibus Amendment, dated as of May 14, 2014, among Ares Capital CP Funding LLC, Ares Capital CP Funding Holdings LLC, Ares Capital Corporation, Wells Fargo Bank, National Association, as swingline lender and as a lender, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as trustee, bank and collateral custodian (amending the Loan and Servicing Agreement, dated as of January 22, 2010, the Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, and the Second Tier Purchase and Sale Agreement, dated as of January 22, 2010)(31)
(k)(17)
Fourth Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 31, 2014, among Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent(32)
(k)(18)
Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank(33)
(k)(19)	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and Ares Capital Corporation, as seller(33)
(k)(20)
Omnibus Amendment No. 1, dated as of September 14, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(34)

(k)(21)	Omnibus Amendment No. 2, dated as of December 20, 2013, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(35)
(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Ares Capital Corporation(4)
(l)(2)	Opinion and Consent of Proskauer Rose LLP, counsel for Ares Capital Corporation(4)
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Ares Capital Corporation*
(n)(2)	Report of independent registered public accounting firm for Ares Capital Corporation, regarding "senior securities" table contained herein(4)
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(23)
99.1	Statement of Computation of Ratio of Earnings to Fixed Charges(4)
99.2	Form of Preliminary Prospectus Supplement For Common Stock Offerings(36)
99.3	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(36)
99.4	Form of Preliminary Prospectus Supplement For Debt Offerings(36)
99.5	Form of Preliminary Prospectus Supplement For Rights Offerings(36)
99.6	Form of Preliminary Prospectus Supplement For Warrant Offerings(36)
99.7	Form of Preliminary Prospectus Supplement For Unit Offerings(36)
99.8	Form of Preliminary Prospectus Supplement For Retail Notes Offerings*
99.9	Form of Preliminary Prospectus Supplement For Institutional Notes Offerings*

*
Filed herewith.

(1)
Incorporated by reference to Exhibit 3.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended September 30, 2012, filed on November 5, 2012.

(2)
Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2010, filed on August 5, 2010.

(3)
Incorporated by reference to Exhibit (d) to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 28, 2004.

(4)
Incorporated by reference to Exhibits (d)(2), (h)(1), (h)(2), (l)(1), (l)(2), (n)(2) and 99.1 to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-195748), filed on May 7, 2014.

(5)
Incorporated by reference to Exhibit (d)(4) to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-149139), filed on April 9, 2008.

(6)
Incorporated by reference to Exhibit d.2 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on June 21, 2006.

(7)
Incorporated by reference to Exhibits d.8 and d.9, as applicable, to Allied Capital's post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on March 28, 2007.

(8)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 7, 2010.

(9)
Incorporated by reference to Exhibits 4.1, 4.2 and 4.3, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on October 22, 2010.

(10)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on February 2, 2012.

(11)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on September 25, 2012.

(12)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 19, 2013.

(13)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2011.

(14)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 28, 2011.

(15)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 14, 2012.

(16)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on October 10, 2012.

(17)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on July 19, 2013.

(18)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on February 27, 2012.

(19)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2011.

(20)
Incorporated by reference to Exhibit (j) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-158211), filed on May 28, 2009.

(21)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2007, filed on August 9, 2007.

(22)
Incorporated by reference to Exhibit (k)(3) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 17, 2004.

(23)
Incorporated by reference to Exhibits (k)(3), (k)(4) and (r), as applicable, to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-188175), filed on April 26, 2013.

(24)
Incorporated by reference to Exhibits 10.2 through 10.4, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 25, 2010.

(25)
Incorporated by reference to Exhibits 10.1 through 10.3, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2012.

(26)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2010, filed on May 10, 2010.

(27)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2011.

(28)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 14, 2011.

(29)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2012.

(30)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2013.

(31)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on May 15, 2014.

(32)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 1, 2014.

(33)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 24, 2012.

(34)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on September 17, 2012.

(35)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on December 23, 2013.

(36)
Incorporated by reference to Exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, as applicable, to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-181563), filed on July 19, 2012.

ITEM 26.    MARKETING ARRANGEMENTS

              The information contained under the heading "Plan of Distribution" on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$386,400	*
NASDAQ Global Select Market Additional Listing Fee	$65,000	(1)
FINRA filing fee	$189,287
Accounting fees and expenses	$30,000	(1)
Legal fees and expenses	$350,000	(1)
Printing	$50,000	(1)
Miscellaneous fees and expenses	$25,000	(1)

Total	$1,095,687	(1)

*
$237,529 of this amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.

(1)
These amounts are estimates.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

              The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

10th Street Equity, LLC (Delaware)	100%
A.C. Corporation (Delaware)	100%
AC Notes Holdings LLC (Delaware)	100%
ARCC S2 LLC (f/k/a/ AC Postle, LLC) (Delaware)	100%
Alaris Consulting, LLC (Delaware)	100%
Allbridge Equity, LLC (Delaware)	100%
Allied Asset Holdings, LLC (Delaware)	100%
Allied Capital Holdings LLC (Delaware)	100%
ARCC Imperial POF LLC (f/k/a Amerex Equity LLC) (Delaware)	100%
Amerex Equity Corporation (Delaware)	100%
ARCC AXC LLC (Delaware)	100%
ARCC BB Corp. (Delaware)	100%
ARCC BM LLC (Delaware)	100%
ARCC C&C Corp. (Delaware)	100%
ARCC CCS, Inc. (Delaware)	100%
ARCC CIC Flex Corporation (Delaware)	100%
ARCC CLPB Corporation (Delaware)	100%
ARCC Covestia Corp. (Delaware)	100%
ARCC Crescent LLC (Delaware)	100%
ARCC ECG LLC (Delaware)	100%
ARCC GAC LLC (Delaware)	100%
ARCC GF, LLC (Delaware)	100%

ARCC HBF LLC (Delaware)	100%
ARCC IGS Corp. (Delaware)	100%
ARCC Imperial Corporation (Delaware)	100%
ARCC JTC LLC (Delaware)	100%
ARCC LVCG Investors LLC (Delaware)	100%
ARCC OTG Corp. (Delaware)	100%
ARCC PCGI III AIV Blocker, Inc. (Delaware)	100%
ARCC PJMB LLC (Delaware)	100%
ARCC RB LLC	100%
ARCC SK Blocker Corp. (Delaware)	100%
ARCC NPA Corp. (f/k/a ARCC PSSI Corp.) (Delaware)	100%
ARCC HT Corp. (f/k/a ARCC Sage Inc.) (Delaware)	100%
ARCC TTL Corp. (Delaware)	100%
ARCC Universal Corp. (Delaware)	100%
ARCC VTH Corp. (Delaware)	100%
ARCC ABB LLC (Delaware)	100%
ARCC FD Corp. (Delaware)	100%
Ares Capital CP Funding Holdings LLC (Delaware)	100%
Ares Capital JB Funding LLC (Delaware)	100%
Aviation Properties Corporation (Delaware)	100%
Binks Equity Corp. (Delaware)	100%
Calder Capital Partners LLC (Delaware)	100%
Calder Equity, LLC (Delaware)	100%
Calder Investment Partners LLC (Delaware)	100%
Cleveland East Equity, LLC (Delaware)	100%
Conectel, Inc. (Delaware)	100%
Crescent Equity Corp. (Delaware)	86.26%
Dynamic Equity, LLC (Delaware)	100%
Financial Pacific Company (Washington)	92.76%
Foresite Equity, LLC (Delaware)	100%
GlobalCom Equity, LLC (Delaware)	100%
IAT Equity, LLC (Delaware)	100%
Ivy Hill Asset Management GP, LLC (Delaware)	100%
Multiad Equity Corp. (Delaware)	86.26%
NPH, Inc. (Maryland)	100%
RWI, LLC (Delaware)	100%
S2 Equity Corp. (Delaware)	86.26%
Slate Equity, LLC (Delaware)	100%
SMF II Equity, LLC (Delaware)	100%
Soteria Mezzanine Corporation (Delaware)	86.26%
Stag Equity, LLC (Delaware)	100%
Startec Equity, LLC (Delaware)	100%
Subfractional Motors, Inc. (Delaware)	100%
ARCC PCP G.P., LLC (Delaware)	100%
ARCC PCP L.P., LLC (Cayman Islands)	100%

Indirect Subsidiaries

              The following list sets forth each of our indirect subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the sole member of such subsidiary:

A.C. Management Services, LLC (Delaware)	100%
AC Finance LLC (Delaware)	100%
ACGP I, LLC (Delaware)	100%
ACE Products Holding Corp. (Delaware)	100%
Allied Crescent Equity, LLC (Delaware)	100%
AMP Admin LLC (Delaware)	100%
ARCC Imperial LLC (Delaware)	100%
Ares Capital CP Funding LLC (Delaware)	100%
Crescent Sliver Equity LLC (Delaware)	100%
HCI Equity, LLC (Illinois)	100%
PCP GHS Holdings, Inc. (Delaware)	100%
PCP Wilcon Holdings, Inc. (Delaware)	100%
PCP European Investment Holdings S.à.r.l. (Luxembourg)	100%

              Each of our direct and indirect subsidiaries listed above is consolidated for financial reporting purposes.

              In addition, we may be deemed to control certain portfolio companies. See "Portfolio Companies" in the Prospectus.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

              The following table sets forth the approximate number of record holders of the Company's common stock and each class of the Company's senior securities (including bank loans) as of March 31, 2014.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	1,789 (including Cede & Co.)
Revolving Credit Facility	18
Revolving Funding Facility	3
SMBC Funding Facility	1
February 2016 Convertible Notes	56
June 2016 Convertible Notes	51
2017 Convertible Notes	34
2018 Convertible Notes	38
2019 Convertible Notes	19
2018 Notes	65
February 2022 Notes	67
October 2022 Notes	60
2040 Notes	66
2047 Notes	79

ITEM 30.    INDEMNIFICATION

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to, with the approval of the board of directors or a duly authorized committee thereof, indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment adviser's investment committee and certain of our officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser Ares Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as an investment adviser of the Company.

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as administrator for the Company.

              Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              A description of any other business, profession, vocation or employment of a substantial nature in which Ares Capital Management, and each partner, director or executive officer of Ares Capital Management, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding Ares Capital Management and its officers and directors are set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63168), and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

              All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

    (1)
    the Company, Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167;

    (2)
    the transfer agent, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842;

    (3)
    the custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, Massachusetts 02110; and

    (4)
    our investment adviser, Ares Capital Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ITEM 33.    MANAGEMENT SERVICES

              Not Applicable.

ITEM 34.    UNDERTAKINGS

              The Registrant undertakes:

    (1)
    to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

    (2)
    if the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering;

    (3)
    to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

    (a)
    to include any prospectus required by Section 10(a)(3) of the Securities Act;

    (b)
    to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

    (c)
    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

    (4)
    that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

    (5)
    to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

    (6)
    that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

    (7)
    that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

    (a)
    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

    (b)
    the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

    (c)
    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;

    (8)
    to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event its shares of common stock are trading below its net asset value per share and either (a) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant's ability to continue as a going concern or (b) the Registrant has concluded that a fundamental change has occurred in its financial position or results of operations;

    (9)
    to file, at the time of each offering of securities, appropriate legality opinions by post-effective amendment to the registration statement;

    (10)
    to file a post-effective amendment to the registration statement with respect to any offerings of subscription rights to purchase shares of our common stock; and

    (11)
    to file a post-effective amendment to the registration statement with respect to any offerings of units.

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 26th day of June, 2014.

ARES CAPITAL CORPORATION
By:	/s/ MICHAEL J. AROUGHETI Michael J. Arougheti Chief Executive Officer

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE	DATE

/s/ MICHAEL J. AROUGHETI Michael J. Arougheti	Chief Executive Officer and Director (principal executive officer)	June 26, 2014
/s/ PENNI F. ROLL Penni F. Roll	Chief Financial Officer (principal financial officer)	June 26, 2014
/s/ SCOTT C. LEM Scott C. Lem	Chief Accounting Officer, Vice President and Treasurer (principal accounting officer)	June 26, 2014
* Steve Bartlett	Director	June 26, 2014
* Ann Torre Bates	Director	June 26, 2014
* Steven B. McKeever	Director	June 26, 2014

SIGNATURE	TITLE	DATE
* Frank E. O'Bryan	Director	June 26, 2014
* Antony P. Ressler	Director	June 26, 2014
* Robert L. Rosen	Director	June 26, 2014
* Bennett Rosenthal	Chairman and Director	June 26, 2014
* Eric B. Siegel	Director	June 26, 2014

*By:	/s/ JOSHUA M. BLOOMSTEIN Joshua M. Bloomstein Attorney-in-fact

EXHIBIT INDEX

(a)	Articles of Amendment and Restatement, as amended(1)
(b)	Second Amended and Restated Bylaws, as amended(2)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(3)
(d)(2)	Statement of Eligibility of Trustee on Form T-1(4)
(d)(3)	Form of Subscription Certificate(5)
(d)(4)	Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee(6)
(d)(5)	Form of Note under the Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee (contained in Exhibit (d)(4) to this Registration Statement)(6)
(d)(6)	Third Supplemental Indenture, dated as of March 28, 2007, between Allied Capital Corporation and The Bank of New York, as trustee(7)
(d)(7)	Form of 6.875% Notes due 2047(7)
(d)(8)	Fourth Supplemental Indenture, dated as of April 1, 2010, among Ares Capital Corporation, Allied Capital Corporation and The Bank of New York Mellon, as trustee(8)
(d)(9)	Indenture, dated as of October 21, 2010, between Ares Capital Corporation and U.S. Bank National Association, as trustee(9)
(d)(10)	First Supplemental Indenture, dated as of October 21, 2010, relating to the 7.75% Senior Notes due 2040, between Ares Capital Corporation and U.S. Bank National Association, as trustee(9)
(d)(11)	Form of 7.75% Senior Notes due 2040(9)
(d)(12)	Second Supplemental Indenture, dated as of February 2, 2012, relating to the 7.00% Senior Notes due 2022, between Ares Capital Corporation and U.S. Bank National Association, as trustee(10)
(d)(13)	Form of 7.00% Senior Notes due 2022(10)
(d)(14)	Third Supplemental Indenture, dated as of September 25, 2012, relating to the 5.875% Senior Notes due 2022, between Ares Capital Corporation and U.S. Bank National Association, as trustee(11)
(d)(15)	Form of 5.875% Senior Notes due 2022(11)
(d)(16)	Fourth Supplemental Indenture, dated as of November 19, 2013, relating to the 4.875% Senior Notes due 2018, between Ares Capital Corporation and U.S. Bank National Association, as trustee(12)
(d)(17)	Form of 4.875% Senior Notes due 2018(12)
(d)(18)	Indenture, dated as of January 25, 2011, between Ares Capital Corporation and U.S. Bank National Association, as trustee(13)
(d)(19)	Form of 5.75% Convertible Senior Notes due 2016(13)

(d)(20)	Indenture, dated as of March 28, 2011, between Ares Capital Corporation and U.S. Bank National Association, as trustee(14)
(d)(21)	Form of 5.125% Convertible Senior Notes due 2016(14)
(d)(22)	Indenture, dated as of March 14, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(15)
(d)(23)	Form of 4.875% Convertible Senior Notes due 2017(15)
(d)(24)	Indenture, dated as of October 10, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(16)
(d)(25)	Form of 4.75% Convertible Senior Notes due 2018(16)
(d)(26)	Indenture, dated as of July 19, 2013, between Ares Capital Corporation and U.S. Bank National Association, as trustee(17)
(d)(27)	Form of 4.375% Convertible Senior Notes due 2019(17)
(e)	Dividend Reinvestment Plan of Ares Capital Corporation(18)
(f)	Not Applicable
(g)	Restated Investment Advisory and Management Agreement, dated as of June 6, 2011, between Registrant and Ares Capital Management LLC(19)
(h)(1)	Form of Underwriting Agreement for Equity Securities(4)
(h)(2)	Form of Underwriting Agreement for Debt Securities(4)
(i)	Not Applicable
(j)	Amended and Restated Custodian Agreement, dated as of May 15, 2009, between Ares Capital Corporation and U.S. Bank National Association(20)
(k)(1)	Amended and Restated Administration Agreement, dated as of June 1, 2007, between Ares Capital Corporation and Ares Operations LLC(21)
(k)(2)	Trademark License Agreement between Ares Capital Corporation and Ares Management LLC(22)
(k)(3)	Form of Indemnification Agreement between Ares Capital Corporation and directors and certain officers(23)
(k)(4)	Form of Indemnification Agreement between Ares Capital Corporation and members of Ares Capital Management LLC investment committee(23)
(k)(5)	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(24)
(k)(6)	Amendment No. 1 to Amended and Restated Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(25)
(k)(7)	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(24)
(k)(8)	Amendment No. 1 to Second Tier Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(25)

(k)(9)	Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wachovia Bank, National Association, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(24)
(k)(10)
Amendment No. 1 to the Amended and Restated Sale and Servicing Agreement, dated as of May 6, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(26)
(k)(11)
Amendment No. 2 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(27)
(k)(12)
Amendment No. 3 to the Amended and Restated Sale and Servicing Agreement, dated as of October 13, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and as transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, U.S. Bank National Association, as trustee, collateral custodian and bank, and Wells Fargo Securities, LLC, as agent(28)
(k)(13)
Amendment No. 4 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(29)
(k)(14)
Amendment No. 5 to Amended and Restated Sale and Servicing Agreement, dated as of June 7, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(25)
(k)(15)
Amendment No. 6 to the Loan and Servicing Agreement, dated as of January 25, 2013, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Securities, LLC, as agent, and Wells Fargo Bank, National Association, as swingline lender, and the other lenders party thereto(30)
(k)(16)
Omnibus Amendment, dated as of May 14, 2014, among Ares Capital CP Funding LLC, Ares Capital CP Funding Holdings LLC, Ares Capital Corporation, Wells Fargo Bank, National Association, as swingline lender and as a lender, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as trustee, bank and collateral custodian (amending the Loan and Servicing Agreement, dated as of January 22, 2010, the Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, and the Second Tier Purchase and Sale Agreement, dated as of January 22, 2010)(31)
(k)(17)
Fourth Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 31, 2014, among Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent(32)

(k)(18)	Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank(33)
(k)(19)	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and Ares Capital Corporation, as seller(33)
(k)(20)
Omnibus Amendment No. 1, dated as of September 14, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(34)
(k)(21)
Omnibus Amendment No. 2, dated as of December 20, 2013, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(35)
(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Ares Capital Corporation(4)
(l)(2)	Opinion and Consent of Proskauer Rose LLP, counsel for Ares Capital Corporation(4)
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Ares Capital Corporation*
(n)(2)	Report of independent registered public accounting firm for Ares Capital Corporation, regarding "senior securities" table contained herein(4)
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(23)
99.1	Statement of Computation of Ratio of Earnings to Fixed Charges(4)
99.2	Form of Preliminary Prospectus Supplement For Common Stock Offerings(36)
99.3	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(36)
99.4	Form of Preliminary Prospectus Supplement For Debt Offerings(36)
99.5	Form of Preliminary Prospectus Supplement For Rights Offerings(36)
99.6	Form of Preliminary Prospectus Supplement For Warrant Offerings(36)
99.7	Form of Preliminary Prospectus Supplement For Unit Offerings(36)
99.8	Form of Preliminary Prospectus Supplement For Retail Notes Offerings*
99.9	Form of Preliminary Prospectus Supplement For Institutional Notes Offerings*

*
Filed herewith.

(1)
Incorporated by reference to Exhibit 3.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended September 30, 2012, filed on November 5, 2012.

(2)
Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2010, filed on August 5, 2010.

(3)
Incorporated by reference to Exhibit (d) to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 28, 2004.

(4)
Incorporated by reference to Exhibits (d)(2), (h)(1), (h)(2), (l)(1), (l)(2), (n)(2) and 99.1 to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-195748), filed on May 7, 2014.

(5)
Incorporated by reference to Exhibit (d)(4) to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-149139), filed on April 9, 2008.

(6)
Incorporated by reference to Exhibit d.2 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on June 21, 2006.

(7)
Incorporated by reference to Exhibits d.8 and d.9, as applicable, to Allied Capital's post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on March 28, 2007.

(8)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 7, 2010.

(9)
Incorporated by reference to Exhibits 4.1, 4.2 and 4.3, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on October 22, 2010.

(10)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on February 2, 2012.

(11)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on September 25, 2012.

(12)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 19, 2013.

(13)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2011.

(14)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 28, 2011.

(15)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 14, 2012.

(16)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on October 10, 2012.

(17)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on July 19, 2013.

(18)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on February 27, 2012.

(19)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2011.

(20)
Incorporated by reference to Exhibit (j) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-158211), filed on May 28, 2009.

(21)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2007, filed on August 9, 2007.

(22)
Incorporated by reference to Exhibit (k)(3) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 17, 2004.

(23)
Incorporated by reference to Exhibits (k)(3), (k)(4) and (r), as applicable, to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-188175), filed on April 26, 2013.

(24)
Incorporated by reference to Exhibits 10.2 through 10.4, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 25, 2010.

(25)
Incorporated by reference to Exhibits 10.1 through 10.3, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2012.

(26)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2010, filed on May 10, 2010.

(27)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2011.

(28)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 14, 2011.

(29)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2012.

(30)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2013.

(31)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on May 15, 2014.

(32)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 1, 2014.

(33)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 24, 2012.

(34)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on September 17, 2012.

(35)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on December 23, 2013.

(36)
Incorporated by reference to Exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, as applicable, to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-181563), filed on July 19, 2012.